As filed with the Securities and Exchange Commission on November 30, 2001
                                               Securities Act File No. 333-11283
                                   Investment Company Act File Act No. 811-07797

                                                 Securities Act File No. 33-6502
                                        Investment Company Act File No. 811-4708

                                                 Securities Act File No. 33-8021
                                        Investment Company Act File No. 811-4801

  ==============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                       ==================================



             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|
                           PRE-EFFECTIVE AMENDMENT NO.                       |_|
                         POST-EFFECTIVE AMENDMENT NO. 32                     |X|
                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|
                                AMENDMENT NO. 33
                        (Check appropriate box or boxes)


                      SUNAMERICA STYLE SELECT SERIES, INC.
               (Exact Name of Registrant as Specified in Charter)

               ==================================================


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|
                           PRE-EFFECTIVE AMENDMENT NO.                       |_|
                         POST-EFFECTIVE AMENDMENT NO. 32                     |X|
                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|
                                AMENDMENT NO. 30
                        (Check appropriate box or boxes)

                            SUNAMERICA INCOME FUNDS
               (Exact Name of Registrant as Specified in Charter)

               ==================================================

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|
                           PRE-EFFECTIVE AMENDMENT NO.                       |_|
                         POST-EFFECTIVE AMENDMENT NO. 32                     |X|
                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|
                                AMENDMENT NO. 30
                        (Check appropriate box or boxes)

                            SUNAMERICA EQUITY FUNDS
               (Exact Name of Registrant as Specified in Charter)

               ==================================================

                              The SunAmerica Center
                                733 Third Avenue
                               New York, NY 10017
               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (800) 858-8850

                              Robert M. Zakem, Esq.
                    Senior Vice President and General Counsel
                        SunAmerica Asset Management Corp.
                              The SunAmerica Center
                          733 Third Avenue - 3rd Floor
                             New York, NY 10017-3204
                    (Name and Address for Agent for Service)


                                    Copy to:
                             Margery K. Neale, Esq.
                               Shearman & Sterling
                              599 Lexington Avenue
                               New York, NY 10022

                 Approximate Date of Proposed Public Offering:
   As soon as practical after this Registration Statement becomes effective.





It is proposed that this filing will become effective (check appropriate box)


     |_| immediately upon filing pursuant to paragraph (b) |_| on (date) pursuant to paragraph (b)
     |X| 60 days after filing pursuant to paragraph (a)(1). |_| on (date) pursuant to paragraph (a)(1)
     |_| 75 days after filing pursuant to paragraph (a)(2) |_| on (date) pursuant to paragraph (a)(2) of Rule 485.




          If appropriate, check the following box:


                | | This post-effective amendment designates a new
                    effective date for a previously filed
                               post-effective amendment.

                          EXPLANATORY NOTE FOR FILING



This filing constitutes an amendment to the Registration Statement of three registrants - SunAmerica Style Select Series, Inc, SunAmerica Income Funds and SunAmerica Equity Funds - and consists of a combined Facing Page, a combined Part A, a separate Part B for each registrant, a separate Part C and Signature Page for each registrant and separate exhibits for each registrant.

--------------------------------------------------------------------------------
January [--], 2002                                                    PROSPECTUS
--------------------------------------------------------------------------------



SUNAMERICA

        o FOCUSED GROWTH AND INCOME PORTFOLIO
        o SUNAMERICA GNMA FUND
        o SUNAMERICA GROWTH OPPORTUNITIES FUND

          CLASS Y SHARES


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                             [SUN AMERICA
                                                              MUTUAL FUNDS LOGO]

          TABLE OF CONTENTS
----------=================-----------------------------------------------------


FUND HIGHLIGHTS .............................................................  2
SHAREHOLDER ACCOUNT INFORMATION .............................................  9
MORE INFORMATION ABOUT THE FUNDS ............................................ 12
  INVESTMENT STRATEGIES ..................................................... 12
  GLOSSARY .................................................................. 14
    INVESTMENT TERMINOLOGY .................................................. 14
    RISK TERMINOLOGY ........................................................ 15
FUND MANAGEMENT ............................................................. 16
INFORMATION ABOUT ADVISERS .................................................. 17
FINANCIAL HIGHLIGHTS ........................................................ 18



                                                             [SUN AMERICA
                                                              MUTUAL FUNDS LOGO]

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

Q & A


The following questions and answers are designed to provide you with information about three SunAmerica Mutual Funds and their investment goals, principal investment strategies, and principal investment techniques. The goal of the Focused Growth and Income Portfolio and Growth Opportunities Fund may be changed without shareholder approval, although you will receive notice of any change; the goal of the GNMA Fund may not be changed without shareholder approval. There can be no assurance that any Fund's investment goal will be met or that the net return on an investment in a Fund will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided under OMore Information About the Portfolios,O on pages ____, and the glossary that follows on pages _____.

Q:   WHAT ARE THE FUNDS' INVESTMENT GOALS, PRINCIPAL STRATEGIES AND TECHNIQUES?


A:


                              PRINCIPAL                        PRINCIPAL
                INVESTMENT   INVESTMENT                       INVESTMENT
   FUND            GOAL       STRATEGY                        TECHNIQUES
   ----          ---------    ---------                        ---------
FOCUSED        long-term     growth, value  active trading of equity securities
GROWTH AND     growth of     and focus      selected to achieve a blend of
INCOME         capital and                  growth companies, value companies
PORTFOLIO      current                      and companies that the Advisers
               income                       believe have elements of growth and
                                            value, issued by large-cap
                                            companies. Each Adviser may
                                            emphasize either a growth
                                            orientation or a value orientation
                                            at any particular time

GNMA FUND      current       fixed income   invests primarily in mortgage-backed
               income, with  investing      securities of high credit quality
               capital                      issued or guaranteed by the
               appreciation                 Government National Mortgage
               as a secondary               Association (GNMA) without regard to
               objective                    the maturities of such securities

GROWTH         capital       growth         active trading of common stocks that
OPPORTUNITIES  appreciation                 demonstrate the potential for
FUND                                        capital appreciation, issued
                                            generally by mid-cap companies


--------------------------------------------------------------------------------
When deemed appropriate by an Adviser, a Portfolio may engage in ACTIVE TRADING when it frequently trades its portfolio securities to achieve its investment goal.


A FOCUS strategy is one in which an Adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers' "highest confidence" stocks exceeds that of their more diversified portfolios. Each Adviser of the Focused Growth and Income Portfolio will invest in up to ten securities. Each Adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security in the Fund.

The "GROWTH" ORIENTED philosophy to which the Growth Opportunities Fund subscribes, and to which the Focused Growth and Income Portfolio partly subscribes--that of investing in securities believed to offer the potential for long-term growth of capital focuses on securities considered to have a historical record of above-average growth rate; to have significant growth potential; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

The "VALUE" ORIENTED philosophy to which the Focused Growth and Income Portfolio partly subscribes--that of investing in securities believed to be undervalued in the market--reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and may have generally been overlooked by the market.

MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

The strategy of "FIXED INCOME INVESTING" in which the GNMA Fund engages includes utilizing economic research and analysis of current economic conditions, potential fluctuations in interest rates, and, where relevant, the strength of the underlying issuer. The GNMA Fund will utilize this strategy in seeking to achieve its investment goal as described in the chart.

The GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) is a government owned corporation and a federal agency. GNMA guarantees, with the full faith and credit of the U.S. government, full and timely payment of all monthly principal and interest payments on the mortgage-backed pass-through securities which it issues. Shares of the Fund itself are not guaranteed or insured by the U.S. government or by any government entity.
--------------------------------------------------------------------------------

================================================================================


--------------------------------------------------------------------------------


ADDITIONAL INFORMATION ABOUT THE FOCUSED GROWTH AND INCOME PORTFOLIO

The Focused Growth and Income Portfolio provides investors with access to three different professional Advisers, each with a distinct methodology within a particular investment style. Each Adviser manages a separate portion of the Portfolio.


MARKET CAPITALIZATION RANGES


Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the market capitalization ranges prescribed by the Style Box categories designed by Morningstar, Inc. Morningstar, Inc. may change the Style Box market capitalization ranges over time as market conditions and broad market valuations vary. The market capitalization ranges applicable to the Focused Growth and Income Portfolio or the Growth Opportunities Fund will change as the Morningstar categories vary. Currently, these market capitalization ranges are as follows: $1.35 billion or less for the Small-Cap category; between $1.35 billion and $8.85 billion for the Mid-Cap category; and $8.85 billion or more for the Large-Cap category.

Q:   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

A: The following section describes the principal risks of each Fund, while the chart on pages _____ describes various additional risks.

     PRINCIPAL RISKS--ALL FUNDS

     Shares of the Funds are not bank deposits and are not guaranteed or insured by any bank or SunAmerica or SunAmerica's affiliates, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Fund will be able to achieve its investment goals. If the value of the assets of a Fund goes down, you could lose money.

     RISKS  OF  INVESTING  IN  EQUITY   SECURITIES--FOCUSED  GROWTH  AND  INCOME
     PORTFOLIO  AND  GROWTH  OPPORTUNITIES  FUND

     The Focused Growth and Income Portfolio and Growth Opportunities Fund invest primarily in equity securities. As with any equity fund, the value of your investment in either of these Funds may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may decline under varying market conditions--for example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. In addition, individual stocks selected for any of these Funds may underperform the market generally.

     RISKS OF NON-DIVERSIFICATION--FOCUSED GROWTH AND INCOME PORTFOLIO

     The Focused Growth and Income Portfolio is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, the Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

     RISKS OF INVESTING IN BONDS--GNMA  FUND

     The bond  market as a whole could go up or down  (sometimes  dramatically).
     Interest rates and bond prices typically move inversely to each other, therefore, as with any bond fund, the value of your investment in the Fund may go up or down in response to changes in interest rates. Also, defaults (or even the potential for future default) by bond issuers may cause the value of your investment in the Fund to go down.

     RISK OF PREPAYMENT--GNMA FUND

     The Fund will invest significantly in mortgage-backed securities, which entails the risk that the underlying principal may be "prepaid" at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

     RISK OF MID-CAP COMPANIES--GROWTH OPPORTUNITIES FUND

     Stocks of mid-cap  companies may be more volatile  than, and not as readily
     marketable   as,   those   of   larger   companies.

     RISK OF TECHNOLOGY COMPANIES--GROWTH OPPORTUNITIES FUND

     The Fund may at times significantly invest in technology companies. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the Fund's returns may be considerably more volatile than a fund that does not invest in technology companies.

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

Q:   HOW HAVE THE FUNDS PERFORMED HISTORICALLY?


A: The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future. The returns shown in the bar chart are for either Class A shares or Class B shares of the Funds. Class Y shares would have had substantially similar annual returns as those shown for Class A shares or Class B shares because the Class Y shares are invested in the same portfolio of securities as those of the Class A shares or Class B shares. The annual returns of the Class Y shares would differ from those of the Class A shares or Class B shares only to the extent that the Classes do not have the same fees and expenses. The Class A or Class B sales charges are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown. Class Y shares commenced offering on January [_], 2002.


FOCUSED GROWTH AND INCOME PORTFOLIO  (CLASS B)

         [The table below represents a bar chart in the printed piece.]


                               To be updated
12.38%    57.18%    -16.71%    for 2001
--------------------------------------------------------------------------------
 '98       '99       '00       '01


During the 4-year period shown in the bar chart, the highest return for a quarter was 45.62% (quarter ended December 31, 1999) and the lowest return for a quarter was -17.03% (quarter ended December 31, 2000) [TO BE UPDATED FOR 2001].

The Fund's year-to-date return through the most recent calendar quarter ended December 31, 2001, was [--]%.


Average Annual Total Returns
(as of the calendar year                                Past One    Since
ended December 31, 2001)                                  Year     Inception****
Focused Growth and Income Portfolio*        Class B
S&P 500 Index**
Morningstar Large-Cap Blend Category***                  To be updated for 2001

    * Includes sales charge.

   ** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

  *** Developed  by  Morningstar,   the  Morningstar  Large-Cap  Blend  Category
      currently reflects a group of 429 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

 **** Commenced offering on October 15, 1997.

================================================================================


--------------------------------------------------------------------------------


GNMA FUND  (CLASS B)


         [The table below represents a bar chart in the printed piece.


                                                                        To be
                                                                        updated
4.37%    2.44%  -1.64%  17.30%  3.47%   9.47%   7.89%   -0.80%  10.62%  for 2001
--------------------------------------------------------------------------------
 '92     '93     '94     '95     '96     '97     '98     '99     '00     '01

During the 10-year period shown in the bar chart, the highest return for a quarter was 5.86% (quarter ended June 30, 1995) and the lowest return for a quarter was -1.91% (quarter ended March 31, 1996) [TO BE UPDATED FOR 2001].

The Fund's year-to-date return through the most recent calendar quarter, ended December 31, 2001, was [--]%.

Average Annual Total Returns
(as of the calendar year                    Past One     Past Five     Past Ten
ended December 31, 2001)                      Year         Years       Years****
GNMA Fund*                       Class B
Salomon Brothers GNMA Index**                      To be updated for 2001
Lipper GNMA Category***

    * Includes sales charge.

   ** The  Salomon  Brothers  GNMA  Index is  comprised  of 126 issues of 15 and
      30-year fixed-rate pass-through mortgage-backed securities.

  *** The Lipper GNMA category is comprised of funds that invest at least 65 percent of their assets in Government National Mortgage Association securities.

 **** Commenced offering on April 25, 1983.

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------


GROWTH OPPORTUNITIES FUND  (CLASS A)


         [The table below represents a bar chart in the printed piece.


                                                                        To be
                                                                        updated
12.45%  10.80%  -4.79%  35.05%  12.48%  13.68%  23.15%   89.03%  -2.56% for 2001
--------------------------------------------------------------------------------
 '92     '93     '94     '95     '96     '97     '98     '99     '00     '01

During the 10-year period shown in the bar chart, the highest return for a quarter was 55.18% (quarter ended December 31, 1999) and the lowest return for a quarter was -25.27% (quarter ended December 31, 2000) [TO BE UPDATED FOR 2001].


The Fund's year-to-date return through the most recent calendar quarter ended December 31, 2001 was [--]%.

Average Annual Total Returns
(as of the calendar year                       Past One   Past Five    Past Ten
ended December 31, 2001)                         Year       Years     Years*****
Growth Opportunities Fund*         Class A
S&P 500(R)Index**
Russell Mid-Cap(TM)Index***                           To be updated for 2001
Russell Mid-Cap(R)Growth Index****

    * Includes sales charge.

   ** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

  *** The Russell Mid-Cap(TM) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the index has an approximate market capitalization of $13 billion.

 **** The Russell  Mid-Cap(R)  Growth Index  measures the  performance  of those
      Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

***** Commenced offering on January 28, 1987.

================================================================================


--------------------------------------------------------------------------------


Q:   WHAT ARE THE FUNDS' EXPENSES?

A: The following tables describe the fees and expenses that you may pay if you buy and hold Class Y shares of the Funds.

                                               FOCUSED GROWTH          GROWTH
                                                AND INCOME   GNMA  OPPORTUNITIES
                                                 PORTFOLIO   FUND      FUND
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
     Maximum Sales Charge (Load) ..............     None     None      None
     Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     percentage of offering price) ............     None     None      None
     Maximum Deferred Sales Charge (Load)
     (as a percentage of amount redeemed) .....     None     None      None
     Maximum Sales Charge (Load)
     Imposed on Reinvested Dividends ..........     None     None      None
     Redemption Fee ...........................     None     None      None
     Exchange Fee .............................     None     None      None
     Maximum Account Fee ......................     None     None      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
  FROM PORTFOLIO ASSETS)
     Management Fees ..........................     1.00%    0.50%     0.75%
     Distribution (12b-1) Fees ................     None     None      None
     Other Expenses(1) ........................     0.54%    0.54%     0.43%
                                                    ----     ----      ----

Total Annual Fund Operating Expenses(1) .......     1.54%    1.04%     1.18%
                                                    ====     ====      ====

Expense Reimbursement(1) ......................     0.34%      --        --

Net Expenses(2) ...............................     1.20%    1.04%     1.18%

(1) "Other Expenses," "Total Annual Fund Operating Expenses" and "Expense Reimbursement" are estimated.

(2) The Boards of Directors of each Fund, including a majority of the Independent Directors, approved the Investment Advisory and Management Agreements subject to the net expense ratios set forth above. The agreed upon net expense ratios shown above are determined by deducting a fixed percentage from the Funds' Class A shares net expense ratio and will change periodically as the net expense ratio of the Funds' Class A shares change. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Boards of Directors, without the approval of the Boards of Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

EXAMPLE


This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeemed your investment at the end of the periods indicated:

                                         1 year   3 years    5 years    10 years
Focused Growth and Income Portfolio ...
GNMA Fund .............................
Growth Opportunities Fund .............


If you did not redeem your shares:

Focused Growth and Income Portfolio ...
GNMA Fund .............................
Growth Opportunities Fund .............

================================================================================

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------


OPENING AN ACCOUNT, BUYING AND SELLING SHARES

Class Y shares are offered exclusively for sale to certain group plans including, but not limited to, state-sponsored tuition savings plans that have an agreement with SunAmerica Capital Services, Inc. to sell Class Y shares (a "Plan"). Class Y shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class Y shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Fund shares through the Plan will be of Class Y shares. Inquiries regarding the purchase, redemption or exchange of Class Y shares or the making or changing of investment choices should be directed to your financial advisor or plan administrator.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share (NAV) for each Fund and class of shares is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAVfor each Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at market at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

BUY AND SELL PRICES. When the Plan buys Class Y shares, it pays the NAV. When the Plan sells Class Y shares, it receives NAV. The NAV per share at which shares of the Funds are purchased or redeemed by the Plan for the accounts of individual Plan participants might be more or less than the NAV per share prevailing at the time that such participants made their investment choices or made their contributions to the Plan.

EXECUTION OF REQUESTS. Each Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or SunAmerica Capital Services, Inc. receives your order before the Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund or SunAmerica Capital Services, Inc. receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Fund before its close of business. The Fund and SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of this Fund's shares may change on days when you will not be able to purchase or redeem your shares.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash. However, the Focused Growth and Income Portfolio has made an election which requires it to pay a certain portion of redemption proceeds in cash.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

EXCHANGES. You may exchange shares of a Fund for shares of the same class of any other fund distributed by SunAmerica Capital Services, Inc. on the basis of relative net value per share. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange.


TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

ACCOUNT STATEMENTS. In general, you will receive account statements as follows:

     o after every transaction that affects your account balance (except a dividend reinvestment or automatic purchase from your bank account)

     o  after any changes of name or address of the registered owner(s)

     o in all other circumstances, quarterly or annually, depending upon the Fund

Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31.

DIVIDENDS. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are paid quarterly by the Focused Growth and Income Portfolio, annually by the Growth Opportunities Fund and monthly by the GNMA Fund. Capital gains distributions, if any, are paid at least annually by the Funds.

================================================================================


SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by SunAmerica Capital Services, Inc. that offers Class Y shares. [Contact your Plan administrator to choose this option.]

TAXABILITY OF DIVIDENDS. As a qualified plan, the Plans that invest in Class Y generally pay no federal income tax. Individual participants in the plans should consult their Plan documents and their own tax advisors for information on the tax consequences associated with participating in the Plans.

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                       This Page Intentionally Left Blank

================================================================================


MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------
                                 FOCUSED GROWTH
                                   AND INCOME
                                   PORTFOLIO
--------------------------------------------------------------------------------

What is the Fund's         Long-term growth
investment goal?           of capital and current
                           income

--------------------------------------------------------------------------------
What principal investment growth, value and focus strategies does the Fund use to implement its investment goal?

--------------------------------------------------------------------------------
What are the Fund's        active trading of
principal investment       large-cap companies that
techniques?                offer the potential for
                           long-term growth of
                           capital and reasonable
                           level of current income

--------------------------------------------------------------------------------
What are the Fund's other o Foreign securities significant
(non-principal)
investments?

--------------------------------------------------------------------------------
What other types of        o Short-term investments
securities may the Fund    o Defensive instruments
normally invest in as      o Options and futures
part of efficient          o Special situations
portfolio management and
which may produce some
income?

--------------------------------------------------------------------------------
What risks may affect      PRINCIPAL RISKS:
the Fund?                  o Market volatility
                           o Securities selection
                           o Non-diversification
                           NON-PRINCIPAL RISKS:
                           o Foreign exposure
                           o Derivatives
                           o Hedging


--------------------------------------------------------------------------------
                                   INVESTMENT
                                   STRATEGIES
--------------------------------------------------------------------------------
Each Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Fund's investment approach. Following this chart is a glossary that further describes the investment and risk terminology used in the chart. Please review the glossary in conjunction with this chart.
--------------------------------------------------------------------------------

================================================================================


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
GNMA                                 GROWTH
FUND                              OPPORTUNITIES
                                      FUND
--------------------------------------------------------------------------------
Current income, with       Capital appreciation
capital appreciation
as a secondary objective

--------------------------------------------------------------------------------
fixed income investing     growth



--------------------------------------------------------------------------------
invests, under normal      active trading of stocks
market conditions, at      of mid-cap companies
least 65% of its total     that offer the potential
assets in mortgage-        for capital appreciation
backed securities
guaranteed by the
Government National
Mortgage Association
without regard to
maturities of such
securities

--------------------------------------------------------------------------------
o U.S. Government          o Small-cap stocks
  securities               o Large-cap stocks
o Short-term investments
o When issued/delayed
  delivery transactions

--------------------------------------------------------------------------------
o Defensive instruments    o Short-term investments
o Securities lending         (up to 10%)
  (up to 33%)              o Defensive instruments
o Borrowing for temporary  o Options and futures
  or emergency purposes    o Special situations
  (up to 5%)

--------------------------------------------------------------------------------
PRINCIPAL RISKS:            PRINCIPAL RISKS:
o Securities selection     o Market volatility
o Interest rate            o Securities selection
  fluctuations             o Small and mid market
o Prepayment                 capitalization
o NON-PRINCIPAL RISKS:     o Technology company
o Illiquidity              NON-PRINCIPAL RISKS:
o Hedging                  o Derivatives
                           o Hedging

--------------------------------------------------------------------------------

================================================================================


MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------


GLOSSARY

INVESTMENT TERMINOLOGY


GROWTH OF CAPITAL AND CAPITAL APPRECIATION are growth of the value of an investment.

ACTIVE TRADING means that a Fund may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and could affect your performance. During periods of increased market volatility, active trading may be more pronounced.

FIXED-INCOME SECURITIES provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed-income security is obligated to make payments on this security ahead of other payments to security holders. An INVESTMENT GRADE fixed-income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Adviser).


LARGE-CAP  COMPANIES  are those with market caps  within the  Morningstar,  Inc.
Large-Cap category, as described on page 3. Currently, this range is $8.85 billion or higher.


MID-CAP COMPANIES are those with market caps within the Morningstar, Inc. Mid-Cap category, as described on page 3. Currently, this range is between $1.35 billion and $8.85 billion.

SMALL-CAP  COMPANIES  are those with market caps  within the  Morningstar,  Inc.
Small-Cap category, as described on page 3. Currently, this range is $1.35 billion or less.

U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depository Receipts (ADRS) or other similar securities that convert into foreign securities, such as European Depositary Receipts (EDRS) and Global Depositary Receipts (GDRS).

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Fund with sufficient liquidity to meet redemptions and cover expenses.

DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. A Fund will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Fund may not achieve its investment goal.

MORTGAGE-BACKED SECURITIES directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others.

THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) is a government owned corporation and a federal agency. GNMA guarantees, with the full faith and credit of the U.S. Government, full and timely payment of all monthly principal and interest payments on the mortgage-backed pass-through securities which it issues. Shares of the GNMA Fund itself are not guaranteed or insured by the U.S. government or any government entity.


OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

--------------------------------------------------------------------------------
LARGE-CAP COMPANIES and MID-CAP COMPANIES generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter. SMALL-CAP COMPANIES generally will be companies that have been in business for a shorter period of time.

The two best-known debt rating agencies are Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc. and Moody's Investors Services, Inc. "Investment grade" refers to any security rated "BBB" or above by Standard & Poor's or "Baa" or above by Moody's.
--------------------------------------------------------------------------------

WHEN-ISSUED/DELAYED DELIVERY TRANSACTIONS generally involve the purchase or sale of a security with payment and delivery at some time in the future--i.e. beyond normal settlement.

SECURITIES LENDING involves a loan of securities by a Fund in exchange for cash or collateral. The Fund earns interest on the loan while retaining ownership of the security.

A Fund may BORROW for temporary or emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund's return.

A SPECIAL SITUATION arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

RISK TERMINOLOGY

MARKET VOLATILITY: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund's portfolio.

SECURITIES SELECTION: A strategy used by a Fund, or securities selected by its Adviser, may fail to produce the intended return.

INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

SMALL AND MID MARKET CAPITALIZATION: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.


TECHNOLOGY COMPANIES: The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, worldwide scientific and technological developments and changes in governmental regulation and policies.


NON-DIVERSIFICATION: By concentrating in a smaller number of stocks, a Fund's risk is increased because the effect of each stock on the Fund's performance is greater.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Fund may exhibit price characteristics of longer-term debt securities.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

ILLIQUIDITY: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

DERIVATIVES: Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.


HEDGING: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

================================================================================

FUND MANAGEMENT
--------------------------------------------------------------------------------


SUNAMERICA ASSET MANAGEMENT CORP. SunAmerica selects and manages the investments, provides various administrative services, and supervises the daily business affairs of each Fund, except for certain portions of the Focused Growth and Income Portfolio as to which SunAmerica has delegated portfolio management to two other Advisers. For the most recent fiscal year of each Fund, the Funds paid SunAmerica an annual fee equal to the following percentage of average daily net assets:

         Focused Growth and Income Portfolio                 1.00%
         GNMA Fund                                           0.50%
         Growth Opportunities Fund                           0.75%

SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $28 billion as of June 30, 2001. In addition to managing the Portfolios, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Series Trust and SunAmerica Strategic Investment Series, Inc.

ADDITIONAL INFORMATION ABOUT THE ADVISERS TO THE FOCUSED GROWTH AND INCOME PORTFOLIO

SunAmerica, as the Focused Growth and Income Portfolio's investment manager, initially allocated the assets of the Focused Growth and Income Portfolio equally among the Advisers. SunAmerica will also allocate new cash from share purchases and redemption requests equally among the Advisers, unless SunAmerica determines, subject to the review of the Board, that a different allocation of assets would be in the best interests of the Fund and its shareholders.

With respect to the Focused Growth and Income Portfolio, SunAmerica intends to periodically review the asset allocation in the Fund to ensure that no portion of assets managed by an Adviser exceeds that portion managed by any other Adviser to the Fund by more than 5%. If such a condition exists, SunAmerica will then determine what actions, if any, to take to rebalance and reallocate assets among the Advisers. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Fund with a relatively lower total return.

SunAmerica may terminate any agreement with any Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Focused Growth and Income Portfolio with unaffiliated Advisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated Advisers for new or existing Funds, change the terms of particular agreements with unaffiliated Advisers or continue the employment of existing unaffiliated Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of a Fund have the right to terminate an agreement with an Adviser for the Fund at any time by a vote of the majority of the outstanding voting securities of such Fund. Shareholders will be notified of any Adviser changes. The order also permits the Fund to disclose the Advisers' fees only in the aggregate for the Focused Growth and Income Portfolio.

Payments to Advisers for their services are made by SunAmerica, not by the Focused Growth and Income Portfolio.

DISTRIBUTOR. SunAmerica Capital Services, Inc. distributes each Fund's shares and incurs the expenses of distributing the Funds' Class Y shares under a Distribution Agreement with respect to the Funds, none of which are reimbursed by or paid for by the Funds. There is no distribution plan in effect for the Class Y shares.

ADMINISTRATOR. SunAmerica Fund Services, Inc. assists the Funds' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, receives reimbursements from the Portfolios of its costs, which include all direct transfer agency fees and out-of-pocket expenses allocated to providing services to Class Y shares.

SunAmerica, the Distributor and Administrator are all located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

================================================================================

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------


The Adviser and Portfolio Managers for each Fund are described below:

FUND                                            ADVISER
-----                                           -------

Focused Growth and Income                       SunAmerica
  Portfolio                                     Marsico Capital Management, LLC
                                                Harris Associates L.P.

GNMA Fund                                       SunAmerica

Growth Opportunities Fund                       SunAmerica


DESCRIPTION OF THE ADVISERS

HARRIS ASSOCIATES L.P. HARRIS is a wholly owned subsidiary of CDCIXIS Asset Management, a leading French institutional money management company, and is located at Two North LaSalle Street, Chicago, Illinois. Harris manages money in three distinct business segments: separate accounts, mutual funds and alternative investments, and is the investment adviser to the Oakmark Mutual Funds. As of July 31, 2001, Harris had approximately $17.8 billion in assets under management.

MARSICO CAPITAL MANAGEMENT, LLC. MARSICO is a Delaware limited liability company located at 1200 17th Street, Suite 1300, Denver, Colorado 80202. As of December 31, 2000, Marsico had approximately $14.9 billion in assets under management.


SUNAMERICA ASSET MANAGEMENT CORP. See page [ ].

PORTFOLIO MANAGERS

                      NAME, TITLE AND
                      AFFILIATION OF
                      PORTFOLIO MANAGER
FUND                  OR TEAM                 EXPERIENCE
-----                 ----------------------  ----------
Focused Growth and    William C. Nygren, CFA  Mr. Nygren is a Partner of Harris
Income Portfolio      Partner and             Associates and is also a Portfolio
                      Portfolio Manager       Manager. Mr. Nygren has been with
                      (Harris)                Harris Associates since 1983 and
                                              has over 20 years of investment
                                              experience. From 1990 to 1998,
                                              Mr. Nygren was the Director of
                                              Research of Harris Associates.

                      Thomas F. Marsico       Mr. Marsico has been the Chairman
                      Portfolio Manager       and Chief Executive Officer of
                      (Marsico)               Marsico since he formed Marsico in
                                              1997. From 1988 through 1997, Mr.
                                              Marsico served as the portfolio
                                              manager of the Janus Twenty Fund
                                              and, from 1991 through 1997, Mr.
                                              Marsico served as the portfolio
                                              manager of the Janus Growth &
                                              Income Fund.

                      Francis Gannon          Mr. Gannon has been a Senior Vice
                      Portfolio Manager       President of SunAmerica since
                      (SunAmerica)            October 1999 and Portfolio Manager
                                              with the firm since 1996. He
                                              joined SunAmerica as an equity
                                              analyst in 1993.

GNMA Fund             Fixed Income            The Team is composed of four
                      Investment Team         portfolio managers and research
                      (SunAmerica)            analysts. SunAmerica's investment
                                              discipline is based on fundamental
                                              research of earnings, revenues and
                                              market opportunities. Investment
                                              decisions are based upon a
                                              company's underlying fundamentals
                                              and strategic position, in light
                                              of industry and market outlook.

Growth Opportunities  Domestic Equity         The Team is composed of sixteen
   Fund               Investment Team         portfolio managers, research
                      (SunAmerica)            analysts and traders. SunAmerica's
                                              investment discipline is based on
                                              fundamental research of earnings,
                                              revenues and market opportunities.
                                              Investment decisions are based
                                              upon a company's underlying
                                              fundamentals and strategic
                                              position, in light of industry and
                                              market outlook.

================================================================================

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


No Financial Highlights are shown since Class Y has not yet commenced operations as of the date of this Prospectus.

================================================================================

FOR MORE INFORMATION
--------------------------------------------------------------------------------


The following documents contain more information about the Funds and are available free of charge upon request:

     ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The reports also contain a written analysis of market conditions and investment strategies that significantly affected a Fund's performance during the last applicable period.

     STATEMENTS OF ADDITIONAL INFORMATION (SAIS). Contain additional information about the Funds' policies, investment restrictions and business structure. This prospectus incorporates the SAIs by reference.


You may obtain copies of these documents or ask questions about the Funds by contacting:


         SunAmerica Fund Services, Inc.
         Mutual Fund Operations
         The SunAmerica Center
         733 Third Avenue, 3rd Floor
         New York, New York 10017-3204
         1-800-858-8850, extension 5125
         www.sunamericafunds.com
or
by calling your broker or financial advisor.


Information about the Funds (including the SAIs) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.


You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.


DISTRIBUTOR: SunAmerica Capital Services


INVESTMENT COMPANY ACT
File Nos. 811-07797 (SunAmerica Style Select Series, Inc.)
          811-4708 (SunAmerica Income Funds)
          811-4801 (SunAmerica Equity Funds)


                                                             [SUN AMERICA
                                                              MUTUAL FUNDS LOGO]

            EXPLANATORY NOTE FOR STATEMENTS OF ADDITIONAL INFORMATION

Following are three Statements of Additional Information ("SAI"). The first SAI relates to the registrant SunAmerica Style Select Series, Inc. The second SAI relates to the registrant SunAmerica Income Funds. The third SAI relates to the registrant SunAmerica Equity Funds.

                      SUNAMERICA STYLE SELECT SERIES, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY [ ], 2002

The SunAmerica Center                                      General Marketing and
733 Third Avenue                                         Shareholder Information
New York, NY  10017-3204                                          (800) 858-8850

     SunAmerica Style Select Series, Inc. (the "Fund") is a mutual fund consisting of twelve different investment portfolios: the Large-Cap Growth Portfolio, the Mid-Cap Growth Portfolio, the Small-Cap Growth Portfolio, the Multi-Cap Growth Portfolio, the Large-Cap Value Portfolio, the Multi-Cap Value Portfolio, the Small-Cap Value Portfolio, the Focused Growth Portfolio, the Focused TechNet Portfolio, the Focused Growth and Income Portfolio, the Focused Value Portfolio and the Focused International Portfolio (each, a "Portfolio"). Each Portfolio is managed by SunAmerica Asset Management Corp. ("SunAmerica" or, where directly managing the assets of a Portfolio, the "Adviser"). The assets of each Portfolio are normally allocated among at least three investment advisers (each, an "Adviser"), each of which is independently responsible for advising its respective portion of the Portfolio's assets. The Advisers may include SunAmerica, and otherwise will consist of other professional investment advisers selected by SunAmerica subject to the review and approval of the Fund's Board of Directors. In choosing Advisers, SunAmerica will seek to obtain, within each Portfolio's overall objective, a distinct investment style.

     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Fund's Prospectuses dated November 2, 2001, as supplemented and January [ ], 2002. To obtain a Prospectus free of charge, please call the Fund at (800) 858-8850, extension 5125. The Prospectuses are incorporated by reference into this Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectuses. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectuses.

                                TABLE OF CONTENTS

                                                                            PAGE
THE FUND ......................................................................3

INVESTMENT OBJECTIVES AND POLICIES.............................................3

INVESTMENT RESTRICTIONS.......................................................44

DIRECTORS AND OFFICERS........................................................46

ADVISERS, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR..........51

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................62

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES...........................66

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES.........................79

EXCHANGE PRIVILEGE............................................................79

DETERMINATION OF NET ASSET VALUE..............................................80

PERFORMANCE DATA..............................................................81

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................88

RETIREMENT PLANS..............................................................94

DESCRIPTION OF SHARES.........................................................96

ADDITIONAL INFORMATION........................................................97

FINANCIAL STATEMENTS.........................................................105

APPENDIX ......................................................................1


     No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectuses, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, SunAmerica, any Adviser or SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"). This Statement of Additional Information and the Prospectuses do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                                    THE FUND

     The Fund, organized as a Maryland corporation on July 3, 1996, is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund consists of twelve Portfolios; each offering different classes, including Class A, Class B, Class II, Class I, Class Y and Class Z shares. Class A and Class B shares of the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio and the Value Portfolio commenced offering on November 19, 1996. Class C of those Portfolios commenced offering March 6, 1997. Class A, Class B and Class C shares of the Large-Cap Growth Portfolio, the Large-Cap Blend Portfolio, the Large-Cap Value Portfolio and Small-Cap Value Portfolio commenced offering October 15, 1997. On March 31, 1998, the Directors approved the creation of the Focus Portfolio, which commenced offering on June 1, 1998. On October 19, 1999, the Directors approved the creation of the Focused Value Portfolio, which commenced offering on November 1, 1999. On December 1, 1998, Class C shares of each of the Portfolios except Focus Portfolio were redesignated as Class II shares. On April 1, 1999, the Large-Cap Blend Portfolio changed its name to the Focused Growth and Income Portfolio. Effective on February 28, 2001, the Focus Portfolio changed its name to the Focused Growth Portfolio and the Aggressive Growth Portfolio changed its name to the Multi-Cap Growth Portfolio. The Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Multi-Cap Value Portfolio, Small-Cap Value Portfolio and Focused Growth Portfolio each also offers Class Z shares. The Class Z shares of the Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio and Small-Cap Value Portfolio commenced offering on April 1, 1998. The Class Z shares of the Focused Growth Portfolio commenced offering on April 1, 1999. On February 17, 2000, the Directors approved the creation of the Focused TechNet Portfolio, which commenced offering on May 1, 2000. The Class Z shares of the Focused TechNet Portfolio commenced offering on October 3, 2000. The Focused Growth and Income Portfolio also offers Class Y shares which commenced offering on January [ ], 2002.

     On August 22, 2001, the Directors approved the renaming of the Value Portfolio to the Multi-Cap Value Portfolio, effective November 16, 2001, the creation of the Small-Cap Growth Portfolio, to become effective November 16,
2001, offering Classes A, B, II and I; and authorized Class I for all Portfolios. The Small-Cap Growth Portfolio will be the survivor of a reorganization with Small Cap Growth Fund of North American Funds (the "Prior Small Cap Growth Fund"), which was consummated on November 16, 2001. The Directors also approved the creation of the Focused International Portfolio and authorized Classes A, B, II, I and Z; the Fund commenced offering Classes A, B and II on November 1, 2001. Class I of the Multi-Cap Value Portfolio commenced on November 16, 2001. On November 16, 2001, the International Equity Portfolio reorganized with the International Equity Fund of SunAmerica Equity Funds and three series of North American Funds. Shares of the International Equity Portfolio of the Fund are no longer offered after November 16, 2001.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective and policies of each of the Portfolios are described in the Fund's Prospectuses. Certain types of securities in which the Portfolios may invest and certain investment practices the Portfolios may employ, which are described under "More Information about the Portfolios - Investment Strategies" in the Prospectuses, are discussed more fully below.

Unless  otherwise  specified,   each  Portfolio  may  invest  in  the  following
securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

TECHNOLOGY COMPANIES

     The Focused TechNet Portfolio will invest, under normal market conditions, at least 65% of its total assets in companies whose principal businesses the Advisers believe will significantly benefit from advances or improvements in technology ("technology companies"). Many of the industries in which technology companies are found have exhibited and continue to exhibit rapid growth, both through increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market can be expected to grow with the market. The expansion of technology and its related industries, however, also provides a favorable environment for investment in small-cap to mid-cap companies. The Portfolio's investment policy is not limited to any minimum capitalization requirement and the Portfolio may hold securities without regard to the capitalization of the issuer.

     Companies in the rapidly changing fields of technology face special risks. For example, their products or services many not prove commercially successful or may become obsolete quickly. The value of the Focused TechNet Portfolio's shares may be susceptible to factors affecting technology companies and to greater risk and market fluctuation than in investment in a corporation that invests in a broader range of portfolio securities not focus on any particular market segment. Technology companies may be subject to greater governmental regulation than many other companies and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these companies. Additionally, these companies may be subject to risks of developing technologies, competitive pressure and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

WARRANTS AND RIGHTS

     A Portfolio may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

CONVERTIBLE SECURITIES AND PREFERRED STOCKS

     Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed that combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, a Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

INVESTMENT IN SMALL, UNSEASONED COMPANIES

     As described in the Prospectuses, each Portfolio may invest in the securities of small companies having market capitalizations under $1.35 billion. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

     Companies with market capitalization of $1.35 billion to $8.85 billion ("Mid-Cap Companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative.

FOREIGN SECURITIES

     Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Each

Portfolio is authorized to invest in foreign securities. A Portfolio may purchase securities issued by issuers in any country.

     Each Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs). Each Portfolio except the Focused Growth Portfolio may also invest in securities of foreign issuers in the form of European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted The Focused Growth Portfolio may only invest in U.S. dollar denominated securities of foreign companies. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund's custodian in three days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio's investment policies, the Portfolio's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets. Each Portfolio except the Focused Growth Portfolio also may invest in securities denominated in European Currency Units
(ECUs). An ECU is a "basket" consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, each Portfolio except Focused Growth Portfolio may invest in securities denominated in other currency "baskets."

     Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (E.G., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on

U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

     The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Portfolio's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (E.G., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

     Because the Portfolios may invest in securities that are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Portfolios' shares may change on days when a shareholder will not be able to purchase or redeem shares.

FOREIGN INVESTMENT COMPANIES

     Each  Portfolio  except  the  Focused  Growth  Portfolio,  Focused  TechNet
Portfolio and the Focused Value Portfolio may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets. The Large-Cap Growth, Multi-Cap Growth and Focused International Portfolios may invest also in foreign investment companies that invest in such markets. Some of the countries in which the Portfolios invest may not permit direct investment by foreign investors such as the Portfolios. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Portfolios to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitations under the 1940 Act. Under the 1940 Act, a Portfolio may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the outstanding voting stock of the acquired investment company. The Portfolios will not invest in such investment companies unless, in the judgment of the

Advisers, the potential benefits of such investments justify the payment of any associated fees and expenses.

     The Large-Cap Growth, Multi-Cap Growth and Focused International Portfolios may invest in Passive Foreign Investment Companies ("PFICs"), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that a Portfolio invests in PFICs, income tax regulations may require the Portfolio to elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences.

FIXED INCOME SECURITIES

     Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

     The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

     The Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio, Multi-Cap Growth Portfolio and Large-Cap Value Portfolio may invest in debt securities that the Advisers expect have the potential for capital appreciation and which are rated as low as "BBB" by Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's"), or "Baa" by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of equivalent quality. The Large-Cap Growth Portfolio and the Multi-Cap Growth Portfolio may also invest in debt securities rated below "BBB" or "Baa" or unrated securities of comparable quality (junk bonds).

     The Focused Growth and Income Portfolio, Multi-Cap Value Portfolio, Small-Cap Value Portfolio and Focused International Portfolio may invest up to 20% of its total assets in debt securities which may include debt securities that the Advisers expect to have the potential for capital appreciation, including debt securities rated below "BBB" by Standard & Poor's, or "Baa" by Moody's, or, if unrated, determined by the Advisers to be of equivalent quality (junk bonds).

     The Focused Growth Portfolio currently invests only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's or in instruments issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

     The Small-Cap Growth Portfolio may invest up to 20% of its total assets in investment grade debt securities and preferred stocks that are not convertible into common stocks.

     "Investment grade" is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor's (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or
Baa), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

     Those debt securities rated "BBB" or "Baa," while considered to be "investment grade," may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. While the Portfolios have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, each occurrence is examined by the Adviser to determine the appropriate course of action.

RISKS OF INVESTING IN LOWER RATED BONDS

     As described above, debt securities in which the Large-Cap Growth Portfolio, Multi-Cap Growth Portfolio, Focused Growth and Income Portfolio, Multi-Cap Value Portfolio, Small Cap Value Portfolio and Focused International Portfolio may invest may be in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody's or BB or lower by Standard & Poor's (and comparable unrated securities) (commonly known as "junk bonds"). For a description of these and other rating categories, see Appendix.

     Such high yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions that may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds.

     High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market.

     There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, a Portfolio may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Portfolio's portfolio securities than in the case of securities trading in a more liquid market.

     Ratings assigned by Moody's and Standard & Poor's to high yield bonds, like other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the Portfolio's objective more dependent on the Adviser's own credit analysis than is the case for higher-rated bonds.

     Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

     The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

     As a result of all these factors, the net asset value of the Portfolio, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause the Portfolio to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

CORPORATE DEBT INSTRUMENTS

     These instruments, such as bonds, represent the obligation of the issuer to repay a principal amount of indebtedness at a stated time in the future and, in the usual case, to make periodic interim payments of interest at a stated rate. The Focused Growth Portfolio may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year.

U.S. GOVERNMENT SECURITIES

     A Portfolio may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

     A Portfolio may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the U.S. Obligations of the Government National Mortgage Association ("GNMA"), the Farmer's Home Administration ("FMHA") and the Export-Import Bank are backed by the full faith and credit of the U.S.

     Each Portfolio may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the U.S., a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

MORTGAGE-BACKED SECURITIES

     A Portfolio may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as further discussed below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

     The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

     Prepayments  tend to increase  during  periods of falling  interest  rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (I.E., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

     The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

          GNMA CERTIFICATES.

     GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the FMHA, or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.

          FHLMC CERTIFICATES.

     The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

          FNMA CERTIFICATES.

     FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

     Conventional mortgage pass-through securities ("Conventional Mortgage Pass-Throughs") represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage investment conduits ("REMICs") and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

     The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

     Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

          COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS").

     Another type of mortgage-backed security in which each Portfolio may invest is a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (E.G., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (I.E., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

     Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.

     A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs that generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

          STRIPPED MORTGAGE-BACKED SECURITIES.

     Each Portfolio may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which a Portfolio invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's net asset value per share. Only U.S. government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Directors may be considered liquid securities not subject to a Portfolio's limitation on investments in illiquid securities.

CERTAIN ADDITIONAL RISK FACTORS RELATING TO HIGH-YIELD BONDS

          SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES.

     High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

          PAYMENT EXPECTATION.

     High-yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

          LIQUIDITY AND VALUATION.

     There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If a Portfolio is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Directors to value such Portfolio's investment Portfolio and the Portfolio's Directors may have to use a greater degree of judgment in making such valuations.

ASSET-BACKED SECURITIES

     Each Portfolio may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

     Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     Instruments backed by pools of receivables are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Portfolio's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

ZERO COUPON BONDS, STEP-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS

     Fixed income securities in which a Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio's distribution obligations.

LOAN PARTICIPATIONS

     Each Portfolio may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company's name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.

     The borrower of the underlying loan will be deemed to be the issuer except to the extent the Portfolio derives its rights from the intermediary bank that sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, the Portfolio may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of the Adviser, they can not be sold within seven days.

SHORT-TERM DEBT SECURITIES

     In addition to its primary investments, each Portfolio may also invest up to 25% of its total assets in both U.S. and non-U.S. dollar denominated money market instruments (except that the Focused Growth Portfolio may not invest in non-U.S. dollar denominated money market instruments) (a) for liquidity purposes (to meet redemptions and expenses) or (b) to generate a return on idle cash held in a Portfolio's portfolio during periods when an Adviser is unable to locate favorable investment opportunities. For temporary defensive purposes, each Portfolio may invest up to 100% of its total assets in cash and short-term fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). The types of short-term and temporary defensive investments in which a Portfolio may invest are described below:

MONEY MARKET SECURITIES

     Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit. In addition, Janus Capital Corporation ("Janus") and T. Rowe Price Associates, Inc. ("T. Rowe Price") may invest idle cash of the assets of the Portfolios that they advise in money market mutual funds that they manage. Such an investment may entail additional fees.

COMMERCIAL BANK OBLIGATIONS

     Certificates of deposit (interest-bearing time deposits), including Eurodollar certificates of deposit (certificates of deposit issued by domestic or foreign banks located outside the U.S.) and Yankee certificates of deposit (certificates of deposit issued by branches of foreign banks located in the U.S.), domestic and foreign bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. A Portfolio may also invest in obligations issued by U.S. commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the

Federal Deposit Insurance Corporation ("FDIC"). A Portfolio may also invest in notes and obligations issued by foreign branches of U.S. and foreign commercial banks.

SAVINGS ASSOCIATION OBLIGATIONS

     Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. A Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the FDIC.

COMMERCIAL PAPER

     Short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies. A Portfolio may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by Standard & Poor's and by Moody's, or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Portfolio. See the Appendix for a description of the ratings. A Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase. The commercial paper in which a Portfolio may invest includes variable amount master demand notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. Investments in these instruments are limited to those that have a demand feature enabling the Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. In connection with master demand note arrangements, the Adviser, subject to the direction of the Directors, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser has reason to believe that the borrower could not make timely repayment upon demand.

CORPORATE BONDS AND NOTES

     A Portfolio may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. A Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See the Appendix for a description of investment-grade ratings by Standard & Poor's and Moody's.

GOVERNMENT SECURITIES

     Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. See "U.S. Government Securities" above. A Portfolio may also purchase securities issued or guaranteed by a foreign government, its agencies or instrumentalities. See "Foreign Securities" above.

REPURCHASE AGREEMENTS

     A Portfolio may enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the Adviser. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

DIVERSIFICATION

     Each Portfolio is classified as "non-diversified" for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of assets that may be invested in the securities of a single issuer. To the extent any such Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased.

     Because each Portfolio may invest, and the Focused Growth Portfolio, the Focused TechNet Portfolio, the Focused Growth and Income Portfolio, the Focused Value Portfolio and the Focused International Portfolio invests, in a limited number of issuers, the performance of particular securities may adversely affect the Portfolio's performance or subject the Portfolio to greater price volatility than that experienced by diversified investment companies. Each Portfolio intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company under the Code, a Portfolio must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

     In the unlikely event application of a Portfolio's strategy would result in a violation of these requirements of the Code, the Portfolio would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.

DERIVATIVES STRATEGIES

     Each Portfolio may write (I.E., sell) call options ("calls") on securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions, except that the Focused Growth Portfolio will not write calls on securities that are traded on foreign securities exchanges. After writing a call, up to 25% of a Portfolio's total assets may be subject to calls. All such calls written by a Portfolio must be "covered" while the call is outstanding (I.E., the Portfolio must own the securities subject to the call or other securities acceptable for applicable escrow requirements). If a call written by the Portfolio is exercised, the Portfolio forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

     In addition, the Portfolio could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

     Each Portfolio may also write put options ("puts"), which give the holder of the option the right to sell the underlying security to the Portfolio at the stated exercise price. A Portfolio will receive a premium for writing a put option that increases the Portfolio's return. A Portfolio writes only covered put options, which means that so long as the Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.

     Primarily for hedging purposes, and from time to time for income enhancement, each Portfolio may use interest rate futures contracts, foreign currency futures contracts, stock and bond index futures contracts and futures contracts on U.S. government securities (together, "Futures"); forward contracts on foreign currencies ("Forward Contracts"); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies, except that the Focused Growth Portfolio will not use foreign currency futures contracts or Forward Contracts on foreign currencies. Puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by a Portfolio will normally be listed on either (1) a national securities or commodities exchange or (2) over-the-counter markets. However, each such Portfolio may also buy and sell options and Futures on foreign equity indexes and foreign fixed income securities. Because the markets for these instruments are relatively new and still developing, the ability of such a Portfolio to engage in such transactions may be limited. Derivatives may be used to attempt to: (i) protect against possible declines in the market value of a Portfolio's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect a Portfolio's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) reduce the risk of adverse currency fluctuations. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

     Forward foreign currency exchange contracts, currency options and currency swaps may be entered into for non-hedging purposes when an Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. A Portfolio may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, a Portfolio will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise "cover" the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of a Portfolio's total assets in the case of non-bona fide hedging transactions. Each such Portfolio may enter into currency swaps. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will segregate, cash or liquid securities equal to the net amount, if any, of the excess of the Portfolio's obligations over its entitlement with respect to swap transactions. To the extent that the net amount of a swap is held in a segregated account consisting of cash or liquid securities, the Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Portfolio's borrowing restrictions. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

          EURODOLLAR INSTRUMENTS.

     If and to the extent authorized to do so, a Portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

     A Portfolio's use of Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the portfolio, to permit a Portfolio to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, a Portfolio could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Portfolio could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts on foreign currencies at a lower rate than the spot ("cash") rate. Additional information about the derivatives the Portfolio may use is provided below.

OPTIONS

          OPTIONS ON SECURITIES.

     As noted above, each Portfolio may write and purchase call and put options (including yield curve options) on equity and debt securities.

     When a Portfolio writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

     When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

     A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

     When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

     Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

     When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     Each Portfolio may use spread transactions for any lawful purpose consistent with the Portfolio's investment objective. A Portfolio may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

          OPTIONS ON FOREIGN CURRENCIES.

     Each Portfolio except the Focused Growth Portfolio may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration which is segregated by the Portfolio) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

     As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a

Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

          OPTIONS ON SECURITIES INDICES.

     As noted above under "Derivatives Strategies," each Portfolio may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

FUTURES AND OPTIONS ON FUTURES

          FUTURES.

     Upon entering into a Futures transaction, a Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

     Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

     Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

     As noted above, each Portfolio except the Focused Growth Portfolio may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

     Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          OPTIONS ON FUTURES.

     As noted above, Portfolios may purchase and write options on interest rate futures contracts, stock and bond index futures contracts, Forward Contracts and foreign currency futures contracts, except that the Focused Growth Portfolio will not purchase or write options on foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")

     The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Portfolio's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     A Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

FORWARD CONTRACTS ON FOREIGN CURRENCIES

     A forward contract on foreign currencies involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a forward contract on foreign currencies. The Focused Growth Portfolio does not utilize Forward Contracts on foreign currencies.

     A Portfolio may use Forward Contracts on foreign currencies to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts on foreign currencies does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts on foreign currencies limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     A Portfolio may enter into Forward Contracts on foreign currencies with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a forward contract on foreign currencies, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared and the date on which such payments are made or received.

     A Portfolio may also use Forward Contracts on foreign currencies to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract on foreign currencies to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract on foreign currencies to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a forward contract on foreign currencies to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

     The Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio will segregate cash or liquid securities having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts on foreign currencies entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract on foreign currencies price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract on foreign currencies price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

     The precise matching of the forward contract on foreign currencies amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract on foreign currencies is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts on foreign currencies involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

     Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Portfolio if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     At or before the maturity of a forward contract on foreign currencies requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a forward contract on foreign currencies, requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract on foreign currencies under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to a Portfolio of engaging in Forward Contracts on foreign currencies varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts on foreign currencies are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a forward contract on foreign currencies.

     Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

ADDITIONAL INFORMATION ABOUT OPTIONS

     The Fund's custodian, or a securities depository acting for the custodian, will act as the Portfolios' escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

     A Portfolio's ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options,
(2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of an exchange, (5) inadequacy of the facilities of an exchange to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

     A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

     Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and are individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

     Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the Securities and Exchange Commission ("SEC"), OTC options purchased by a Portfolio and the amount of the Portfolio's obligation pursuant to an OTC option sold by the Portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

REGULATORY ASPECTS OF DERIVATIVES

     Each Portfolio must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

POSSIBLE RISK FACTORS IN HEDGING

     Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (I.E., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

     If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the derivatives that is not offset by a reduction in the price of the debt securities purchased.

     When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1)
other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the U.S., (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.

OTHER DERIVATIVES STRATEGIES

     In the future, each Portfolio may employ strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

ILLIQUID AND RESTRICTED SECURITIES

     No more than 15% of the value of a Portfolio's net assets determined as of the date of purchase may be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, stripped mortgage securities, inverse floaters interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, as described below).

     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     For example, restricted securities that the Board of Directors, or the Adviser pursuant to guidelines established by the Board of Directors, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Directors. In reaching liquidity decisions the Adviser will consider, INTER ALIA, pursuant to guidelines and procedures established by the Directors, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

     Commercial paper issues in which a Portfolio's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Portfolio's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Directors. The Directors have delegated to the Advisers the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Directors that require the Advisers to take into account the same factors described above for other restricted securities and require the Advisers to perform the same monitoring and reporting functions.

SHORT SALES

     Each Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate and maintain daily, cash or liquid securities, at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale.

     Each Portfolio may make "short sales against the box." A short sale is against the box to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. Generally, gain, but not loss, must be recognized for federal income tax purposes upon entering into a short sale against the box. A Portfolio may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales.

HYBRID INSTRUMENTS; INDEXED/STRUCTURED SECURITIES

     Hybrid Instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. The Focused Growth Portfolio will not invest in Hybrid Instruments. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

     Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

     The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.

     Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

     Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

     Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, each Portfolio will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Portfolio's investment in Hybrid Instruments will account for more than 10% of the Portfolio's return (positive or negative).

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS

     Each Portfolio except the Focused Growth Portfolio may purchase or sell securities on a "when-issued" or "delayed delivery" basis and may purchase securities on a firm commitment basis. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will designate cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise designate liquid assets in respect of securities sold on a delayed delivery basis.

     A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

     To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

     When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. One form of when-issued or delayed delivery security that each Portfolio may purchase is a "to be announced" or "TBA" mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date.

BORROWING

     As a matter of fundamental policy each Portfolio is authorized to borrow up to 33 1/3% of its total assets. Each Portfolio may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. To enhance investment performance, each Portfolio (except the Focused Growth Portfolio, notwithstanding Fundamental Investment Restriction number 5) may borrow money for investment purposes and may pledge assets to secure such borrowings. This is the speculative factor known as leverage. This practice may help increase the net asset value of the assets of a Portfolio in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Portfolio's assets would be reduced by a greater amount than would otherwise be the case. The effect of leverage will therefore tend to magnify the gains or losses to the Portfolio as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Portfolio's assets would be reduced due to the added expense of interest on borrowed monies. Each Portfolio is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (I.E., presently 50% of net assets). The time and extent to which a Portfolio may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.

     In seeking to enhance investment performance, each Portfolio except the Focused Growth Portfolio may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the respective Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Portfolio's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Portfolio's assets, so computed, should fail to meet the 300% asset coverage requirement, the

Portfolio is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio's assets fluctuate in value, but borrowing obligations are fixed when the Portfolio has outstanding borrowings, the net asset value per share of a Portfolio correspondingly will tend to increase and decrease more when the Portfolio's assets increase or decrease in value than would otherwise be the case. A Portfolio's policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.

LOANS OF PORTFOLIO SECURITIES

     Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in high-quality short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

     Since voting or consent rights that accompany loaned securities pass to the borrower, each Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities that are the subject of the loan.

REVERSE REPURCHASE AGREEMENTS

     A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision.

DOLLAR ROLLS

     Each Portfolio may enter into "dollar rolls" in which the Portfolio sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll Securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Portfolio will enter into only covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

     Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Portfolio is required to repurchase may be worth less than an instrument the Portfolio originally held. Successful use of dollar rolls will depend upon the Adviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

STANDBY COMMITMENTS

     Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, COLLARS AND FLOORS

     In order to protect the value of portfolios from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Portfolios' investments are traded, the Portfolio may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Portfolio will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Portfolio will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Portfolio's limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as the Adviser will segregate assets with respect to such transactions, SunAmerica believes such obligations do not constitute senior securities and accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained by a custodian in a manner that satisfies the requirements of the 1940 Act. The Portfolio will also segregate cash or liquid securities with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Portfolio.

     A Portfolio will enter into these transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risk.. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

     Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

     The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

SPECIAL SITUATIONS

     A "special situation" arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

     Each Portfolio may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages  and derive  income from the  collection  of interest  payments.  Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Portfolio.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

FUTURE DEVELOPMENTS

     Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and Statement of Additional Information will be amended or supplemented as appropriate to discuss any such new investments.

                             INVESTMENT RESTRICTIONS

     The Fund has adopted for each Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of that Portfolio's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. Each Portfolio may not:

     1. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

     2. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

     3. Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the CEA. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

     4.   Make loans to others  except for (a) the purchase of debt  securities;
(b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.


     5. Borrow money, except that (i) each Portfolio may borrow in amounts up to 33 1/3% of its total assets for temporary or emergency purposes, (ii) each Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (I.E., presently 50% of net assets), and (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Portfolio's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

     6. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

     7. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

     The following additional restrictions are not fundamental policies and may be changed by the Directors without a vote of shareholders. Each Portfolio may not:

     8. Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

     9.   Pledge,  mortgage  or  hypothecate  its  assets,  except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to Forward Contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

     10. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except (i) to the extent permitted by applicable law; and (ii) that T. Rowe Price and Janus may invest uninvested cash balances of their respective component of each Portfolio in money market mutual funds that it manages to the extent permitted by applicable law.

     11. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

     In applying the industry concentration investment restriction (no. 1 above), Berger LLC, for its subadvised portion of the Small Cap Value Portfolio, uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated.

     The Focused TechNet Portfolio primarily invests in companies whose principal businesses are believed to be in a position to significantly benefit from advances or improvements in technology (previously defined as "technology companies"). Technology companies may be found in many different industries, and for purposes of investment restriction no. 1, "industry" is determined by reference to the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION, published by the Securities and Exchange Commission.

                             DIRECTORS AND OFFICERS

     The following table lists the Directors and executive officers of the Fund, their ages and principal occupations during the past five years. The business address for each Director and executive officer is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. For the purposes of this Statement of Additional Information, the SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc. and the Fund. An asterisk indicates those Directors who are interested persons of the Fund within the meaning of the 1940 Act.

-------------------------- --------------- -------------------------------------
                           POSITION        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS      WITH THE FUND   DURING PAST 5 YEARS
-------------------------- --------------- -------------------------------------
S. James Coppersmith, 68   Director        Retired;   formerly,   President  and
                                           General Manager,  WCVB-TV, a division
                                           of the Hearst  Corp.  (1982 to 1994);
                                           Director/  Trustee of SAMF and Anchor
                                           Series Trust ("AST").
-------------------------- --------------- -------------------------------------
Samuel M. Eisenstat, 60    Chairman        Attorney, solo practitioner; Chairman
                           of the Board    of the  Boards of  Directors/Trustees
                                           of SAMF and AST.
-------------------------- --------------- -------------------------------------
Stephen J. Gutman, 58      Director        Partner and  Managing  Member of B.B.
                                           Associates  LLC  (menswear  specialty
                                           retailing and other activities) since
                                           June 1988;  Director/Trustee  of SAMF
                                           and AST.
-------------------------- --------------- -------------------------------------

-------------------------- --------------- -------------------------------------
                           POSITION        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS      WITH THE FUND   DURING PAST 5 YEARS
-------------------------- --------------- -------------------------------------
Peter A. Harbeck,*47       Director        Director and  President,  SunAmerica,
                           and President   since  August  1995;  Director,   AIG
                                           Asset Management International,  Inc.
                                           ("AIGAMI")   since   February   2000;
                                           Managing   Director,    John   McStay
                                           Investment  Counsel,   L.P.  ("JMIC")
                                           since  June  1999;  Director,   SACS,
                                           since  August   1993;   Director  and
                                           President,  SunAmerica Fund Services,
                                           Inc.   ("SAFS"),   since   May  1988;
                                           President, SAMF and AST.
-------------------------- --------------- -------------------------------------
Sebastiano Sterpa, 72      Director        Founder and  Chairman of the Board of
                                           the Sterpa Group (real  estate) since
                                           1962; Director,  Real Estate Business
                                           Service  and  Countrywide  Financial;
                                           Director/ Trustee of SAMF.
-------------------------- --------------- -------------------------------------
Dr. Judith L. Craven, 55   Director        Retired Administrator. Trustee, North
                                           American   Funds   Variable   Product
                                           Series II, 15  investment  portfolios
                                           (November 1998 to present); Director,
                                           North American Funds Variable Product
                                           Series  I, 21  investment  portfolios
                                           (August 1998 to  present);  Director,
                                           USLIFE  Income Fund,  Inc.  (November
                                           1998 to  present);  Director,  Compaq
                                           Computer    Corporation    (1992   to
                                           present);    Director,    A.G.   Belo
                                           Corporation, a media company (1992 to
                                           present);       Director,       SYSCO
                                           Corporation,  a  food  marketing  and
                                           distribution    company    (1996   to
                                           present);  Director,  Luby's  Inc., a
                                           restaurant  chain (1998 to  present);
                                           Director,  University  of Texas Board
                                           of  Regents  (May  2001 to  present);
                                           Formerly,    Director,    CypressTree
                                           Senior Floating Rate Fund, Inc. (June
                                           2000   to   May   2001);    Formerly,
                                           President,  United  Way of the  Texas
                                           Gulf   Coast,   a  not   for   profit
                                           organization    (1992    to    1998);
                                           Formerly, Director, Houston Branch of
                                           the  Federal  Reserve  Bank of Dallas
                                           (1992  to  2000);   Formerly,   Board
                                           Member,  Sisters  of  Charity  of the
                                           Incarnate   Word   (1996  to   1999).
                                           Director/Trustee of SASFR and SAMF.

-------------------------- --------------- -------------------------------------
                           POSITION        PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS      WITH THE FUND   DURING PAST 5 YEARS
-------------------------- --------------- -------------------------------------
William F. Devin, 63       Director        Member  of the  Board  of  Governors,
                                           Boston Stock Exchange (1985-present).
                                           Formerly, Executive Vice President of
                                           Fidelity Capital Markets,  a division
                                           of   National    Financial   Services
                                           Corporation  (1966-1996);   Director,
                                           CypressTree   Senior   Floating  Rate
                                           Fund,  Inc.   (October  1997  to  May
                                           2001).   Director/Trustee   of  SAMF;
                                           SASFR; NAFVI and NAFVII.
-------------------------- --------------- -------------------------------------
J. Steven Neamtz, 42       Vice President  Executive Vice President, SunAmerica,
                                           since   April  1996;   Director   and
                                           Chairman of the Board,  AIGAMI  since
                                           February 2000; Vice  President,  SAMF
                                           since  November  1999;  Director  and
                                           President, SACS, since April 1996.
-------------------------- --------------- -------------------------------------
Peter C. Sutton, 36        Treasurer       Senior  Vice  President,  SunAmerica,
                                           since  April  1997;  Vice  President,
                                           AIGAMI since February 2000; Treasurer
                                           and   Controller  of  Seasons  Series
                                           Trust ("Seasons"),  SunAmerica Series
                                           Trust  ("SAST")  and  Anchor  Pathway
                                           Fund  ("APF")  since  February  2000;
                                           Treasurer  of  SAMF  and  AST,  since
                                           February 1996; Vice President of SAST
                                           and  APF,   since   1994;   formerly,
                                           Assistant  Treasurer  of SAST and APF
                                           from  1994  to  February  2000;  Vice
                                           President, Seasons, since April 1997;
                                           formerly, Vice President, SunAmerica,
                                           from 1994 to 1997.
-------------------------- --------------- -------------------------------------
Robert M. Zakem, 43        Secretary       Senior  Vice  President  and  General
                           and Chief       Counsel,   SunAmerica,   since  April
                           Compliance      1993; Vice President, General Counsel
                           Officer         and Assistant Secretary, AIGAMI since
                                           February    2000;    Executive   Vice
                                           President,    General   Counsel   and
                                           Director,  SACS,  since  August 1993;
                                           Vice  President,  General Counsel and
                                           Assistant   Secretary,   SAFS,  since
                                           January 1994; Vice  President,  SAST,
                                           APF and Seasons; Assistant Secretary,
                                           SAST and APF, since  September  1993;
                                           Assistant Secretary,  Seasons,  since
                                           April 1997.
-------------------------- --------------- -------------------------------------

----------
*A trustee who may be deemed to be an interested person as that term is defined in the 1940 Act.

     The Directors of the Fund are responsible for the overall supervision of the operation of the Fund and each Portfolio and perform various duties imposed on directors of investment companies by the 1940 Act and under the Fund's articles of incorporation. Directors and officers of the Fund are also Directors and officers of some or all of the other investment companies managed, administered or advised by SunAmerica, and distributed by SACS and other affiliates.

     The Fund pays each Director who is not an interested person of the Fund, SunAmerica or any Adviser, nor a party to any Management Agreement or Subadvisory Agreement (collectively, the "Disinterested Directors") annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives an aggregate of up to $40,000 in annual compensation for acting as director or trustee to SAMF, a pro rata portion of which, based on relative net assets, is borne by the Fund. In addition, each Disinterested Director receives $20,000 in annual compensation from AST. Beginning January 1, 2001, each Disinterested Director of the retail funds in SAMF receives an additional $2,500 per quarterly meeting. In addition, Mr. Eisenstat receives an aggregate of $2,000 in annual compensation for serving as Chairman of the Boards of the retail funds in SAMF. Officers of the Fund receive no direct remuneration in such capacity from the Fund.

     In addition, each Disinterested Director also serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of up to $5,000 in annual compensation for serving on the Audit Committees of SAMF and/or AST, a pro rata portion of which, based on relative net assets, is borne by the Fund. The Fund also has a Nominating Committee, comprised solely of Disinterested Directors, which recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholders' meetings. Members of the Nominating Committee serve without compensation.

     The Directors (and Trustees) of SAMF and AST have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the Disinterested Directors. The Retirement Plan provides generally that if a Disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of SAMF or AST (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica Mutual Fund with respect to which he or she is an Eligible Director. With respect to Sebastiano Sterpa, the Disinterested Directors have determined to make an exception to existing policy and allow Mr. Sterpa to remain on the Board past age 70, until he has served for ten years. Mr. Sterpa will cease accruing retirement benefits upon reaching age 70, although such benefits will continue to accrue interest as provided for in the Retirement Plan. As of each birthday, prior to the 70th birthday, each Eligible Director will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs, plus (ii) 8.5% of any amounts credited under clause (i) during prior years. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

     The following table sets forth information summarizing the compensation that the Fund paid each Disinterested Director for his services as Director for the fiscal year ended October 31, 2000. The Directors who are interested persons of the Fund receive no compensation.

                               COMPENSATION TABLE
--------------------------------------------------------------------------------
                                                                    TOTAL
                                                                    COMPENSATION
                                       PENSION OR                   FROM
                                       RETIREMENT    ESTIMATED      REGISTRANT
DIRECTOR                               BENEFITS      ANNUAL         AND FUND
                        AGGREGATE      ACCRUED AS    BENEFITS       COMPLEX
                        COMPENSATION   PART OF FUND  UPON           PAID TO
                        FROM FUND      EXPENSES*     RETIREMENT*+   DIRECTORS*
------------------------------------------------------------------------------
S. James Coppersmith       $18,151       $41,897       $29,670       $65,000
------------------------------------------------------------------------------
Samuel M. Eisenstat        $19,166       $41,033       $46,083       $69,000
------------------------------------------------------------------------------
Stephen J. Gutman          $18,151       $42,230       $60,912       $65,000
------------------------------------------------------------------------------
Sebastiano Sterpa**        $18,972       $10,579       $ 7,900       $43,333
------------------------------------------------------------------------------
Judith L. Craven***          N/A           N/A           N/A           N/A
------------------------------------------------------------------------------
William F. Devin***          N/A           N/A           N/A           N/A
------------------------------------------------------------------------------

* Information is for the six investment companies in the complex that pay fees to these directors/trustees. The complex consists of SAMF and AST.
**   Mr. Sterpa, Dr. Craven and Mr. Devin are not trustees of AST.
*** Dr. Craven and Mr. Devin were elected to the Board after the end of the most recent fiscal year.
+    Assuming participant elects to receive benefits in 15 yearly installments.

     As of November 1, 2001, the Directors and officers of the Fund owned in the aggregate less than 1% of each Portfolio's total outstanding shares. [TO BE UPDATED]

     The following shareholders owned of record or beneficially 5% or more of the indicated Portfolio Class' shares outstanding as of November 1, 2001:
Focused Value Portfolio - Class A-SunAmerica Inc., Los Angeles, CA 90067 - owned of record 16%; Class B - Merrill Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch"), Jacksonville, FL 32246 - owned of record 6%; Class II - Merrill Lynch - owned of record 5%; Focused TechNet Portfolio - Class Z - SunAmerica Asset Management Corp, New York, NY 10017 - owned of record 3%; FIIOC as Agent for Certain Employee Benefit Plans, Covington, KY 41015 - owned of record 43%; FIIOC as Agent for Certain Non-Qualified Employee Benefit Plans, Covington, KY 41015 - owned of record 52%; Focused Growth Portfolio - Class B- Merrill Lynch, Jacksonville, FL 32246 - owned of record 8%; Class Z - FIIOC as Agent for Certain Employee Benefit Plans, Covington, KY 41015 - owned of record 14%; FIIOC as Agent for Certain Non-Qualified Employee Benefit Plans, Covington, KY 41015 - owned of record 12%; Vanguard Fiduciary Trust Co. for benefit of American International Group Inceptive Savings Pl, Valley Forge, PA 19482 - owned of record 73%; Focused Growth & Income Portfolio - Class Z - SunAmerica Asset Management Corp, New York, NY 10017 - owned of record 12%; FIIOC as Agent for Certain Non-Qualified Employee Benefit Plans, Covington, KY 41015 - owned of record 57%; FIIOC as Agent for Certain Employee Benefit Plans, Covington, KY 41015 - owned of record 29%; Multi-Cap Growth Portfolio - Class B - Merrill Lynch, Jacksonville, FL 32246 - owned of record 5%; Class II - Merrill Lynch, Jacksonville, FL 32246 - owned of record 5%; Class Z - FIIOC as Agent for Certain Employee Benefit Plans, Covington, KY 41015 - owned of record 38%; FIIOC as Agent for Certain Non-Qualified

Employee Benefit Plans, Covington, KY 41015 - owned of record 61%; Mid-Cap Growth Portfolio - Class A - SunAmerica, Inc., Acct #9107992, Los Angeles, CA
90067 - owned of record 5%; SunAmerica, Inc., Acct #9107991, Los Angeles, CA 90067 - owned of record 5%; Class B - Merrill Lynch, Jacksonville, FL 32246 - owned of record 6%; Class II - Merrill Lynch, Jacksonville, FL 32246 - owned of record 11%; Large-Cap Value Portfolio - Class Z - FIIOC as Agent for Certain Employee Benefit Plans, Covington, KY 41015 - owned of record 20%; Class B - Merrill Lynch, Jacksonville, FL 32246 - owned of record 5%; Class II - Merrill Lynch, Jacksonville, FL 32246 - owned of record 5%; Multi-Cap Value Portfolio - Class B - Merrill Lynch, Jacksonville, FL 32246 - owned of record 8%; Class II - Merrill Lynch, Jacksonville, FL 32246 - owned of record 8%; Class Z - FIIOC as Agent for Certain Employee Benefit Plans, Covington, KY 41015 - owned of record 47%; FIIOC as Agent for Certain Non-Qualified Employee Benefit Plans, Covington, KY 41015 - owned of record 52%; Small-Cap Value Portfolio - Class B - Merrill Lynch, Jacksonville, FL 32246 - owned of record 6%; Class II - Merrill Lynch, Jacksonville, FL 32246 - owned of record 7%; Class Z - FIIOC as Agent for Certain Employee Benefit Plans, Covington, KY 41015 - owned of record 38%; FIIOC as Agent for Certain Non-Qualified Employee Benefit Plans, Covington, KY 41015 - owned of record 61%; Large-Cap Value Portfolio - Class A - SunAmerica, Inc., Los Angeles, CA 90067 - owned of record 5%; Class B - Merrill Lynch, Jacksonville, FL 32246 - owned of record 5%; Class Z - FIIOC as Agent for Certain Employee Benefit Plans, Covington, KY 41015 - owned of record 20%; FIIOC as Agent for Certain Non-Qualified Employee Benefit Plans, Covington, KY 41015 - owned of record 79%; Large-Cap Growth Portfolio - Class A - SunAmerica, Inc., Century City, CA 90067 - owned of record 6%; Class B - Merrill Lynch, Jacksonville, FL 32246 - owned of record 5%. [TO BE UPDATED] A shareholder who owns beneficially, directly or indirectly, 25% or more of a Portfolio's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Portfolio.

     The Focused International Portfolio commenced operations on approximately November 1, 2001. The Small-Cap Growth Portfolio commenced operations on November 16, 2001. Immediately prior to commencement, SAAMCo was the sole initial shareholder of the Portfolios.

                     ADVISERS, PERSONAL SECURITIES TRADING,
                          DISTRIBUTOR AND ADMINISTRATOR

SUNAMERICA ASSET MANAGEMENT CORP

     SunAmerica, which was organized as a Delaware corporation in 1982, is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, and acts as the investment manager to each of the Portfolios pursuant to the Investment Advisory and Management Agreement (the "Management Agreement") with the Fund, on behalf of each Portfolio. SunAmerica is a wholly owned subsidiary of SunAmerica Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. ("AIG"). As of June 30, 2001, SunAmerica managed in excess of $28.5 billion of assets.

     AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and asset management.

     Under the Management Agreement, and except as delegated to the Advisers under the Subadvisory Agreements (as defined below), SunAmerica manages the investment of the assets of each Portfolio and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Portfolio. Any investment program undertaken by SunAmerica will at all times be subject to the policies and control of the Directors. SunAmerica also provides certain administrative services to each Portfolio.

     Except to the extent otherwise specified in the Management Agreement, each Portfolio pays, or causes to be paid, all other expenses of the Fund and each of the Portfolios, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Portfolios and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information respecting the Portfolios, and supplements thereto, to the shareholders of the Portfolios; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Portfolios; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

     The annual rate of the investment advisory fees that apply to each Portfolio are set forth in the Prospectus.

     SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of 1.78% of the assets of Class A shares and 2.43% of the assets of Class B and Class II shares for each Portfolio other than those listed in the following two sentences. For Focused TechNet Portfolio 1.97%, 2.62%, 2.62%; for Focused Growth and Income 1.45%, 2.10%, 2.10%; for Focused Value Portfolio 1.55%, 2.20%, 2.20%; for Focused International Portfolio 1.95%, 2.60%, 2.60%, each of Class A, Class B and Class II respectively. SunAmerica does not waive fees or reimburse expenses for Classes A, B and II of the Large-Cap Growth, Mid-Cap Growth, Multi-Cap Growth, Multi-Cap Value and Focused Growth Portfolios. For Class Z, SunAmerica has agreed to waive fees and reimburse expenses, if necessary, to keep operating expenses at or below the following rates: Multi-Cap Growth Portfolio (1.21%); Large-Cap Value Portfolio (1.21%); Small-Cap Value Portfolio (1.21%); Multi-Cap Value Portfolio (1.21%); Focused TechNet Portfolio (1.40%); and Focused Growth and Income Portfolio (0.88%). For Class I, SunAmerica has agreed to waive fees and reimburse expenses, if necessary, to keep operating expenses at or below the following rates: Small-Cap Growth Portfolio (1.68%), Multi-Cap Value (1.68%) and Focused Value Portfolio (1.45%). SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Portfolio until collection is probable, but appear as footnote disclosure to each Portfolio's financial statements. At such time as it appears probable that a Portfolio is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Portfolio for that current period.

     The Management Agreement continues in effect with respect to each Portfolio, for a period of two years from the date of execution unless terminated sooner, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of the respective Portfolio's outstanding voting securities. Any such continuation also requires approval by a majority of the Disinterested Directors by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated with respect to a Portfolio at any time, without penalty, on 60 days' written notice by the Directors, by the holders of a majority of the respective Portfolio's outstanding voting securities or by SunAmerica. The Management Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

     Under the terms of the Management Agreement, SunAmerica is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

THE ADVISERS.

     Fred Alger Management, Inc. ("Alger"), American Century Investment Management, Inc. ("American Century"), Baron Capital Management, Inc. ("Barron"), Berger LLC ("Berger"), Credit Suisse Asset Management, LLC ("CSAM"), Davis Selected Advisers, L.P. ("Davis"), Dresdner RCM Global Investors LLC ("Dresdner"), EQSF Advisers, Inc. ("Third Avenue"), Harris Associates L.P. ("Harris"), Robert Fleming, Inc. ("J.P. Morgan Fleming"), Janus, Jennison Associates LLC ("Jennison"), Lazard Asset Management ("Lazard"), Marsico Capital Management, LLC ("Marsico"), Massachusetts Financial Services Company ("MFS"), Morgan Stanley Investments L.P. ("Morgan Stanley"), Oberweis Asset Management, Inc. ("Oberweis"), Perkins, Wolf, McDonnell & Company ("PWM"), State Street Research and Management Company ("State Street"), T. Rowe Price, Thornburg Investment Management, Inc. ("Thornburg"), Van Wagoner Capital Management, Inc. ("Van Wagoner") and Wellington Management Company, LLP ("Wellington Management") act as Advisers to certain of the Portfolios pursuant to various subadvisory agreements with SunAmerica. SunAmerica advises a portion of the Multi-Cap Growth, Mid-Cap Growth, Large-Cap Growth, Focused TechNet and the Focused Growth and Income Portfolios.

     Each of the other Advisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Directors and the supervision of by SunAmerica, which pays the other Advisers' fees. Alger is wholly owned by its principals. American Century is a wholly owned subsidiary of American Century Companies, Inc. Baron is a Delaware limited liability company and a wholly owned subsidiary of Baron Capital Group, a 100% employee-owned company. Berger LLC is a subsidiary of Stilwell Management Inc. ("Stilwell"), which owns more than 80% of Berger LLC, and is an indirect subsidiary of Stilwell Financial Inc, ("Stilwell Financial"). CSAM is a member of Credit Suisse Asset Management, the institutional arm of Credit Suisse Group. Davis' sole general partner is Davis Investments, LLC, an entity controlled by Christopher C. Davis. Dresdner is an indirect wholly owned subsidiary of Allianz AG AG, an international banking organization. Harris is a wholly owned subsidiary of CDC IXIX Asset Management, a leading French institutional money management company. J.P. Morgan Fleming is a wholly owned subsidiary of J.P. Morgan Chase & Co. and is part of its asset management division, J.P. Morgan Fleming Asset Management. Janus is controlled by KCSI, which owns approximately 87% of the outstanding voting stock of Janus. KCSI is a publicly traded holding company with principal operations in rail transportation and financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus' Board. Jennison is wholly owned by The Prudential Insurance Company of America. Lazard is a division of Lazard Freres & Co. LLC, a New York limited liability company. Thomas F. Marsico owns 50% of Marsico's voting stock and Bank of America owns 50% of Marsico's voting stock. MFS is a wholly owned subsidiary of Sun Life Assurance Company of Canada. Morgan Stanley is a part of the asset Management division of Morgan Stanley, a financial services company. Tom Perkins owns 15% of PWM. Robert H. Perkins owns 46% of PWM's outstanding common stock. Oberweis is 100% employee and family owned, T. Rowe International is owned by T. Rowe Price. T. Rowe Price is a publicly traded company. Third Avenue is controlled by Martin J. Whitman. Thornburg is a privately held company. Van Wagoner is a privately owned company. The following persons are managing partners of Wellington Management: Robert W. Doran, Duncan M. McFarland and John R. Ryan.

                             STYLE-BASED PORTFOLIOS

      PORTFOLIO                       PORTFOLIO MANAGEMENT ALLOCATED
                                       AMONG THE FOLLOWING ADVISERS

Large-Cap Growth Portfolio            Janus
                                      Jennison
                                      SunAmerica

Mid-Cap Growth Portfolio              MAS
                                      T. Rowe Price
                                      SunAmerica

Small-Cap Growth Portfolio            Baron
                                      Oberweis
                                      CSAM

Multi-Cap Growth Portfolio            Janus
                                      SunAmerica
                                      CSAM

      PORTFOLIO                       PORTFOLIO MANAGEMENT ALLOCATED
                                       AMONG THE FOLLOWING ADVISERS

Large-Cap Value Portfolio             Davis
                                      Thornburg
                                      Wellington Management

Small-Cap Value Portfolio             Berger*
                                      Lazard
                                      Third Avenue

Multi-Cap Value Portfolio             American Century
                                      Davis
                                      Robert Fleming, Inc.

----------
* Pursuant to an agreement between Berger and PWM, PWM manages Berger's portion of the Small Cap Value Portfolio.


                               FOCUSED PORTFOLIOS

Focused Growth Portfolio              Alger
                                      Jennison
                                      Marsico

Focused TechNet Portfolio             Dresdner
                                      SunAmerica
                                      Van Wagoner

Focused Growth and Income Portfolio   SunAmerica
                                      Marsico
                                      Harris

Focused Value Portfolio               American Century
                                      Third Avenue
                                      Thornburg

Focused International Portfolio       MFS
                                      Harris
                                      State Street

     As described in the Prospectus, SunAmerica will initially allocate the assets of each Portfolio equally among the Advisers for that Portfolio, and subsequently allocations of new cash flow and of redemption requests will be made equally among the Advisers of each Portfolio unless SunAmerica determines, subject to the review of the Directors, that a different allocation of assets would be in the best interests of a Portfolio and its shareholders. The Fund expects that differences in investment returns among the portions of a Portfolio managed by different Advisers will cause the actual percentage of a Portfolio's assets managed by each Adviser to vary over time. In general, a Portfolio's assets once allocated to one Adviser will not be reallocated (or "rebalanced") to another Adviser for the Portfolio. However, SunAmerica reserves the right, subject to the review of the Board, to reallocate assets from one Adviser to another when deemed in the best interests of a Portfolio and its shareholders including when the assets managed by an Adviser exceed that portion managed by any other Adviser to the Portfolio. In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return.

     Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Adviser. In addition, with respect to each of the Focus Growth and Focused TechNet Portfolios, SunAmerica has agreed to pay an additional $100,000 to the Adviser with the highest total return for its portion of the Portfolio for each calendar year. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by SunAmerica to the Advisers for each Portfolio may vary according to the level of assets of each Portfolio. For the fiscal year ended October 31, 2001, SunAmerica paid fees to the Advisers equal to the following aggregate annual rates, expressed as a percentage of the assets of each Portfolio:
Large-Cap Growth Portfolio, 0.37%; Mid-Cap Growth Portfolio, 0.35%; Multi-Cap Growth Portfolio, 0.34%; Large-Cap Value Portfolio, 0.43%; Multi-Cap Value Portfolio, 0.50%; Small-Cap Value Portfolio, 0.55%; Focused Growth Portfolio
0.40%;  Focused  Growth and Income  Portfolio,  0.22%;  Focused Value  Portfolio
0.50%; Focused TechNet Portfolio 0.48%. For the Prior Small Cap Growth Fund, subadvisory fees were paid at the annual rate of 0.55% as a percentage of assets. For the Focused International Portfolio, because it has not commenced operations as of the date of this Statement of Additional Information, no fees have yet been paid to the Advisers.

     The following table sets forth the total advisory fees incurred by each Portfolio pursuant to the Management Agreement, and the amount waived by the Adviser, for the fiscal years ended October 31, 2000, 1999 and 1998. No information is shown for the Focused International Portfolio, since it commenced operations in November 2001.

                                  ADVISORY FEES
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO+                                              ADVISORY FEES*                               ADVISORY FEES WAIVED
-----------------------------------------------------------------------------------------------------------------------------------
                                            2000             1999             1998             2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth Portfolio              $ 1,284,121       $  785,224       $  332,529         $      0       $203,579       $241,841
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Portfolio                $ 1,735,805       $1,172,218       $  839,531         $ 32,853       $130,821       $251,561
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Cap Growth Portfolio              $ 4,383,211       $2,151,676       $1,251,124         $ 82,406       $130,458       $332,668
-----------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Portfolio               $   629,304       $  555,008       $  353,448         $107,476       $ 88,200       $212,042
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Cap Value Portfolio               $ 1,489,746       $1,856,050       $1,934,440         $107,917       $ 30,057       $319,914
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO+                                              ADVISORY FEES*                               ADVISORY FEES WAIVED
------------------------------------------------------------------------------------------------------------------------------------
                                            2000             1999             1998             2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Portfolio               $   471,360       $  471,171       $  393,742         $117,780       $131,671       $242,130
------------------------------------------------------------------------------------------------------------------------------------
Focused Growth Portfolio                $13,196,864       $3,073,664       $  298,994**       $615,935       $569,111       $ 89,221
------------------------------------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio     $ 1,778,603       $  450,966       $  287,134         $569,263       $165,213       $172,983
------------------------------------------------------------------------------------------------------------------------------------
Focused Value Portfolio                 $   743,756               --               --         $371,876             --             --
------------------------------------------------------------------------------------------------------------------------------------
Focused TechNet Portfolio***            $ 1,025,920               --               --         $246,221             --             --
------------------------------------------------------------------------------------------------------------------------------------

*    Without giving effect to fee waivers.
**   From date of inception of June 1, 1998.
***  From date of inception of May 22, 2000.
+ The Prior Small Cap Growth Fund paid advisory fees of $139,442, $9,513 and $3,034 for the fiscal year ended October 31, 2000, 1999 and for the period of since inception, January 6, 1998, to October 31, 1998, respectively. The Prior Small Cap Growth Fund's adviser waived fees and reimbursed expenses of $107,930, $52,756, and $44,262 for the fiscal years ended October 31, 2000, 1999 and for the period of since inception, January 6, 1998 to October 31, 1998, respectively.

     The Subadvisory Agreements continue in effect for a period of two years from the date of their execution, unless terminated sooner. Thereafter, they may be renewed from year to year, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Management Agreement. Under the terms of the Subadvisory Agreements, no Adviser is liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties. SunAmerica may terminate any agreement with an Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with Advisers to which it is not "affiliated" as defined under the 1940 Act ("Unaffiliated Advisers") approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Unaffiliated Advisers for new or existing Funds, change the terms of particular agreements with Unaffiliated Advisers or continue the employment of existing Unaffiliated Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Adviser changes.

     The following table sets forth the total subadvisory fees incurred by each Portfolio pursuant to the Subadvisory Agreements, for the fiscal years ended October 31, 2000, 1999, and 1998. No information is shown for the Focused International Portfolio, since it commenced operations in November 2001.

                                SUBADVISORY FEES

--------------------------------------------------------------------------------
PORTFOLIO+                                           SUBADVISORY FEES
--------------------------------------------------------------------------------
                                               2000           1999         1998
--------------------------------------------------------------------------------
Large-Cap Growth Portfolio               $  454,799     $  369,324     $160,671
--------------------------------------------------------------------------------
Mid-Cap Growth Portfolio                 $  596,930     $  555,329     $399,530
--------------------------------------------------------------------------------
Multi-Cap Growth Portfolio               $1,462,758     $  783,872     $481,178
--------------------------------------------------------------------------------
Large-Cap Value Portfolio                $  272,673     $  240,450     $147,744
--------------------------------------------------------------------------------
Multi-Cap Value Portfolio                $  742,396     $  909,450     $959,440
--------------------------------------------------------------------------------
Small-Cap Value Portfolio                $  258,756     $  258,986     $216,474
--------------------------------------------------------------------------------
Focused Growth Portfolio                 $6,210,289     $1,448,979     $112,346*
--------------------------------------------------------------------------------
Focused Growth and Income Portfolio      $  398,598     $  128,079     $119,228
--------------------------------------------------------------------------------
Focused Value Portfolio                  $  371,878             --           --
--------------------------------------------------------------------------------
Focused TechNet Portfolio**              $  397,365             --           --
--------------------------------------------------------------------------------

----------
*    From date of  inception  of June 1, 1998.
**   From date of inception of May 22, 2000.
+ The Prior Small Cap Growth Fund paid subadvisory fees of $80,730, $5,910 and $1,756 for the fiscal year ended October 31, 2000, 1999 and for the period of since inception, January 6, 1998, to October 31, 1998, respectively.

PERSONAL SECURITIES TRADING

     The Fund and SunAmerica have adopted a written Code of Ethics (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code is: (1) any trustee, director, officer, general partner or advisory person of the Fund or SunAmerica;
(2) any director or officer of the Underwriter who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica,
(ii) Initial Public Offerings, (iii) private placements,  (iv) blackout periods,
(v) short-term trading profits, (vi) gifts, and (vii) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Portfolios. These guidelines are substantially similar to those contained in the Report of the
Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund or SunAmerica during the quarter.

     The Advisers have each adopted a written Code of Ethics, and have represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code. Further, the Advisers report to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Fund insofar as such violations related to the Fund. In turn, SunAmerica reports to the Board of Directors as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund or SunAmerica.

THE DISTRIBUTOR

     The Fund, on behalf of each Portfolio, has entered into a distribution agreement (the "Distribution Agreement") with SACS, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio. The address of the Distributor is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Portfolios through its registered representatives and authorized broker-dealers. The
Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Portfolio (see "Distribution Plans" below).

     SACS serves as Distributor of Class I and Class Z shares and incurs the expenses of distributing the Class I and Class Z shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.

     The Distribution Agreement with respect to each Portfolio will remain in effect for two years from the date of execution unless terminated sooner, and thereafter from year to year if such continuance is approved at least annually by the Directors, including a majority of the Disinterested Directors. The Fund and the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

     The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Sentra Securities Corporation, Spelman & Co., Financial Service Corporation and Advantage Capital Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

     The Fund, on behalf of Class I shares of each applicable Portfolio, has entered into a Services Agreement (the "Class I Service Agreement") with SACS to provide additional shareholders services to Class I shareholders. Pursuant to the Class I Services Agreement, as compensation. For services rendered, SACS receives a fee from the Fund of 0.25% of the daily net assets of the Portfolio's Class I shares.

DISTRIBUTION PLANS

     As indicated in the Prospectus, the Directors of the Fund have adopted Distribution Plans (the "Class A Plan," the "Class B Plan" and the "Class II Plan" and collectively, the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act. There is no Distribution Plan in effect for Class I or Z shares. Reference is made to "Fund Management - Distributor" in the Prospectus for certain information with respect to the Distribution Plans.

     Under the Class A Plan, the Distributor may receive payments from a Portfolio at an annual rate of up to 0.10% of average daily net assets of such Portfolio's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class II Plans, the Distributor may receive payments from a Portfolio at the annual rate of up to 0.75% of the average daily net assets of such Portfolio's Class B and Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, the Class B Plan or the Class II Plan will exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Portfolio by their customers.

     The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Funds for the fiscal years ended October 31, 2000, 1999 and 1998. No information is shown for the Focused International Portfolio since it commenced operations in November 2001.

                           DISTRIBUTION AND ACCOUNT MAINTENANCE AND SERVICE FEES
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO+                           2000                                 1999                                 1998
-----------------------------------------------------------------------------------------------------------------------------------
                       CLASS A      CLASS B     CLASS  II*   CLASS A     CLASS B    CLASS  II*   CLASS A      CLASS B     CLASS II*
-----------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth
Portfolio            $  121,680   $  612,993   $  284,961   $ 77,434   $  421,059   $  142,925   $ 55,924   $  139,218   $  33,528
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth
Portfolio            $  187,749   $  930,473   $  248,270   $132,141   $  680,834   $  113,839   $ 93,555   $  499,157   $  73,073
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Cap Growth
Portfolio            $  532,245   $2,170,897   $  611,057   $289,200   $1,142,751   $  177,291   $175,991   $  660,563   $  86,457
-----------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value
Portfolio            $   57,231   $  310,656   $  149,172   $ 51,738   $  319,565   $   85,348   $ 47,457   $  182,997   $  34,082
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Cap Value
Portfolio            $  183,495   $  830,082   $  132,812   $229,141   $1,057,857   $  142,408   $251,405   $1,072,774   $143,031
-----------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value
Portfolio            $   54,523   $  217,503   $   95,423   $ 54,357   $  246,745   $   67,918   $ 51,869   $  202,927   $  42,055
-----------------------------------------------------------------------------------------------------------------------------------
Focused Growth
Portfolio            $1,186,074   $5,527,594   $6,499,351   $334,465   $1,443,431   $1,214,056   $ 29,757** $  107,744** $  88,405**
-----------------------------------------------------------------------------------------------------------------------------------
Focused Growth and
Income Portfolio     $  188,783   $  730,278   $  508,875   $ 52,419   $  237,408   $   63,787   $ 58,296   $  106,640   $  13,933
-----------------------------------------------------------------------------------------------------------------------------------
Focused Value
Portfolio            $   85,099   $  153,458   $  347,158         --           --           --         --           --          --
-----------------------------------------------------------------------------------------------------------------------------------
Focused TechNet
Portfolio***         $  105,281   $  235,762   $  282,109         --           --           --         --           --          --
-----------------------------------------------------------------------------------------------------------------------------------

----------
* Class II shares of all Portfolios except the Focused Growth Portfolio were previously designated as Class C until December 1, 1998.
**   From date of inception of June 1, 1998.
***  From date of inception of May 22, 2000.
+ The Prior Small Cap Growth Fund paid distribution and account maintenance and service fees of $8,617, $57,253 and $22,481, for Class A, Class B and Class C respectively for the fiscal year ended October 31, 2000, $20,192, $171,666 and $193,223, for Class A, Class B and Class C respectively for the fiscal year ending October 31, 1999 and $17,228, $137,602 and $152,016 for Class A, Class B and Class C respectively for the period of since inception, January 6, 1998 to October 31, 1998. Class C has been redesignated as Class II.


     Continuance of the Distribution Plans with respect to each Portfolio is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Independent Directors"). A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Portfolio, without approval of the shareholders of the affected class of shares of the Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Independent Directors of the Fund shall be committed to the discretion of the Independent Directors. In the Directors' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Portfolio, the Directors must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.

THE ADMINISTRATOR

     The Fund has entered into a Service Agreement, under the terms of which SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Portfolios. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

     The Service Agreement continues in effect from year to year, provided that such continuance is approved annually by vote of the Directors including a majority of the Disinterested Directors.

     Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, Class B, Class II, Class I [and Class Y] shares. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges that would be paid by the Fund). No portion of such fee is paid or reimbursed by Class Z shares. Class Z shares, however, will pay all direct transfer agency fees and out-of-pocket expenses. For the fiscal year ending October 31, 2000, the total amount paid to the Administrator by the Fund was $6,538,797. For further information regarding the Transfer Agent see the section entitled "Additional Information" below.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     As discussed in the Prospectus, the Advisers are responsible for decisions to buy and sell securities for each respective Portfolio, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica or another Adviser.

     Also,  subject to best price and execution and consistent  with  applicable securities  laws  and  regulations,  the  Board  of  Directors  may  instruct  a
Subadviser to direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Portfolio expenses. Currently, the Portfolios have such an agreement with each of Lynch, Jones & Ryan and Instinet Corporation; however, a Portfolio may enter into agreements with other broker-dealers as well. Neither Lynch, Jones & Ryan nor Instinet Corporation is affiliated with any Subadviser. It is possible that broker-dealers participating in this program in the future might be affiliated with a Subadviser, including another Subadviser to the same Portfolio, subject to applicable legal requirements. The brokerage of one Portfolio will not be used to help pay the expenses of any other Portfolio or SunAmerica Mutual Fund. SunAmerica will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the directed brokerage arrangements will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the directed brokerage arrangements.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     An Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services-analyses and reports concerning issuers, industries, securities, economic factors and trends-and may cause a Portfolio to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The research services consist of assessments and analysis of the business or prospects of a company, industry or economic sector. Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Fund and not all of these services may be used by the Adviser in connection with the Fund. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Advisers are of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Portfolio by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Portfolio are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

     Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Portfolio as a factor in the selection of brokers for transactions effected on behalf of a Portfolio, subject to the requirement of best price and execution.

         Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Portfolios and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Portfolios and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security, that it seeks to purchase or sell, or the price at which such security can be purchased or sold. Because each of the Advisers to each Portfolio manages its portion of the Portfolio's assets independently, it is possible that the same security may be purchased and sold on the same day by two or more Advisers to the same Portfolio, resulting in higher brokerage commissions for the Portfolio.

     The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Portfolios for the fiscal years ended October 31, 2000, 1999, and 1998. No information is shown for the Focused International Portfolio since it commenced operations in November 2001.

                              BROKERAGE COMMISSIONS

                                      2000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                         PERCENTAGE OF
                                                                                                           AMOUNT OF
                                                                                                         TRANSACTIONS
                                                                                  PERCENTAGE OF      INVOLVING PAYMENT OF
                                         AGGREGATE         AMOUNT PAID TO      COMMISSIONS PAID TO      COMMISSIONS TO
                                         BROKERAGE           AFFILIATED             AFFILIATED            AFFILIATED
            PORTFOLIO+                  COMMISSIONS        BROKER-DEALERS         BROKER-DEALERS        BROKER-DEALERS
---------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth Portfolio                $133,687                   --                   --                    --
---------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Portfolio                  $250,536               $6,015                 2.40%                 1.53%
---------------------------------------------------------------------------------------------------------------------------
Multi-Cap Growth Portfolio                $516,815                   --                   --                    --
---------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Portfolio                 $109,720                   --                   --                    --
---------------------------------------------------------------------------------------------------------------------------
Multi-Cap Value Portfolio                 $310,306              $60,799                19.59%                14.51%
---------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Portfolio                 $240,793               $8,528                 3.54%                 0.78%
---------------------------------------------------------------------------------------------------------------------------
Focused Growth Portfolio                $4,112,513           $1,289,891                31.37%                 4.80%
---------------------------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio       $245,958              $18,153                 7.38%                 3.65%
---------------------------------------------------------------------------------------------------------------------------
Focused Value Portfolio                 $1,648,088             $118,246                 7.17%                 9.31%
---------------------------------------------------------------------------------------------------------------------------
Focused TechNet Portfolio*                 $56,494                   --                   --                    --
---------------------------------------------------------------------------------------------------------------------------

----------
*    From date of inception of May 22, 2000.
+ The Prior Small Cap Growth Fund paid brokerage commission fees of $38,047 for the fiscal year ended October 31, 2000, none of which was paid to affiliated broker-dealers.

                                                               1999
---------------------------------------------------------------------------------------------------------------------------
                                                                                                         PERCENTAGE OF
                                                                                                           AMOUNT OF
                                                                                                         TRANSACTIONS
                                                                                  PERCENTAGE OF      INVOLVING PAYMENT OF
                                         AGGREGATE         AMOUNT PAID TO      COMMISSIONS PAID TO      COMMISSIONS TO
                                         BROKERAGE           AFFILIATED             AFFILIATED            AFFILIATED
            PORTFOLIO+                  COMMISSIONS        BROKER-DEALERS         BROKER-DEALERS        BROKER-DEALERS
---------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth Portfolio               $95,625                 --                      --                     --
---------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Portfolio                $260,747                 --                      --                     --
---------------------------------------------------------------------------------------------------------------------------
Multi-Cap Growth Portfolio              $371,184                 --                      --                     --
---------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Portfolio                $62,910                $36                    0.06%                  0.07%
---------------------------------------------------------------------------------------------------------------------------
Multi-Cap Value Portfolio               $554,672             $5,100                    0.92%                  0.83%
---------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Portfolio               $194,004                 --                      --                     --
---------------------------------------------------------------------------------------------------------------------------
Focused Growth Portfolio*               $689,632             $2,019                    0.29%                  0.29%
---------------------------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio     $106,935                 --                      --                     --
---------------------------------------------------------------------------------------------------------------------------
Focused Value Portfolio                       --                 --                      --                     --
---------------------------------------------------------------------------------------------------------------------------
Focused TechNet Portfolio                     --                 --                      --                     --
---------------------------------------------------------------------------------------------------------------------------

----------
*    From date of inception of June 1, 1998.
+ The Prior Small Cap Growth Fund paid brokerage commission fees of $1,405 for the fiscal year ended October 31, 1999, none of which was paid to affiliated broker-dealers.

                                                          1998
---------------------------------------------------------------------------------------------------------------------------
                                                                                                         PERCENTAGE OF
                                                                                                           AMOUNT OF
                                                                                                         TRANSACTIONS
                                                                                  PERCENTAGE OF      INVOLVING PAYMENT OF
                                         AGGREGATE         AMOUNT PAID TO      COMMISSIONS PAID TO      COMMISSIONS TO
                                         BROKERAGE           AFFILIATED             AFFILIATED            AFFILIATED
            PORTFOLIO+                  COMMISSIONS        BROKER-DEALERS         BROKER-DEALERS        BROKER-DEALERS
---------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth Portfolio               $32,602                   --                     --                     --
---------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Portfolio                $193,828               $9,497                   4.90%                  1.70%
---------------------------------------------------------------------------------------------------------------------------
Multi-Cap Growth Portfolio              $289,798                   --                     --                     --
---------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Portfolio                $46,791                  $54                   0.10%                  0.10%
---------------------------------------------------------------------------------------------------------------------------
Multi-Cap Value Portfolio               $443,420             $165,995                  37.40%                 18.10%
---------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Portfolio               $116,577                   --                     --                     --
---------------------------------------------------------------------------------------------------------------------------
Focused Growth Portfolio*               $175,114              $13,770                   7.90%                  2.10%
---------------------------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio      $53,489               $1,140                   2.10%                  0.70%
---------------------------------------------------------------------------------------------------------------------------

----------
*    From date of inception of June 1, 1998.
+ The Prior Small Cap Growth Fund paid brokerage commission fees of $1,195 for the period of since inception, January 6, 1998 to October 31, 1998, none of which was paid to affiliated broker-dealers.


               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

     Upon making an investment in shares of a Portfolio, an open account will be established under which shares of such Portfolio and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

     Shareholders who have met the Portfolio's minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis. Purchases can be made via electronic funds transfer through the Automated Clearing House or by physical draft check. Purchases made via physical draft check require an authorization card to be filed with the shareholder's bank.

     Shares of the Portfolios are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares), (ii) may be deferred (Class B shares, and purchases of Class A shares in excess of $1 million) or (iii) may contain elements of a sales charge that is both imposed at the time of purchase and deferred (Class II shares). Class C shares, now designated as Class II shares, had sales charges imposed on a deferred basis with no front-end sales load prior to their redesignation. Class I and Z shares are not subject to any sales charges. Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the purchase of Portfolio shares.

     The following table sets forth the front-end sales concessions with respect to Class A shares of each Portfolio, the amount of the front-end sales concessions that was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class II shares of each Portfolio, received by the Distributor for the fiscal years ended October 31, 2000, 1999, and 1998. No information is shown for the Focused International Portfolio since it commenced operations in November 2001.

                                                        2000
---------------------------------------------------------------------------------------------------------------------------
                                                                        AMOUNT
                                                                       REALLOWED
                                                                          TO
                                                  AMOUNT REALLOWED   NON-AFFILIATED     CONTINGENT          CONTINGENT
                                FRONT-END SALES     TO AFFILIATED    BROKER-DEALERS   DEFERRED SALES         DEFERRED
                                 CONCESSIONS -     BROKER-DEALERS       CLASS A           CHARGE-          SALES CHARGE-
      PORTFOLIO+                CLASS A SHARES     CLASS A SHARES       SHARES        CLASS B SHARES     CLASS II SHARES**
---------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth Portfolio         $322,232          $154,120           $121,579        $118,365              $10,648
---------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Portfolio           $304,533          $164,367            $92,430        $144,584               $8,398
---------------------------------------------------------------------------------------------------------------------
Multi-Cap Growth Portfolio       $1,530,781          $853,222           $451,536        $254,562              $31,193
---------------------------------------------------------------------------------------------------------------------
Large-Cap Value Portfolio          $147,823           $66,987            $57,311        $115,689               $7,233
---------------------------------------------------------------------------------------------------------------------
Multi-Cap Value Portfolio          $226,376          $107,024            $85,360        $326,284               $4,775
---------------------------------------------------------------------------------------------------------------------
Small-Cap Value Portfolio          $111,286           $45,514            $39,073         $99,822               $5,690
---------------------------------------------------------------------------------------------------------------------
Focused Growth Portfolio         $8,469,185        $2,379,036         $5,054,322      $1,017,230             $319,233
---------------------------------------------------------------------------------------------------------------------
Focused Growth and
Income Portfolio                 $1,174,057          $541,224           $487,288        $120,069              $24,016
---------------------------------------------------------------------------------------------------------------------
Focused Value Portfolio            $743,264          $274,175           $359,867         $32,526              $25,873
---------------------------------------------------------------------------------------------------------------------
Focused TechNet Portfolio***     $3,596,404          $891,882         $2,430,800         $57,569              $17,778
---------------------------------------------------------------------------------------------------------------------

                                      2000
--------------------------------------------------------------------------------
                                FRONT-END    AMOUNT REALLOWED  AMOUNT REALLOWED
                                  SALES        TO AFFILIATED   TO NON-AFFILIATED
                              CONCESSIONS -   BROKER-DEALERS    BROKER-DEALERS
       PORTFOLIO+           CLASS II SHARES*  CLASS II SHARES  CLASS II SHARES**
--------------------------------------------------------------------------------
Large-Cap Growth Portfolio      $151,626          $53,704         $97,922
--------------------------------------------------------------------------------
Mid-Cap Growth Portfolio        $147,052          $57,498         $89,554
--------------------------------------------------------------------------------
Multi-Cap Growth Portfolio      $942,502         $211,880        $730,622
--------------------------------------------------------------------------------
Large-Cap Value Portfolio       $106,222          $36,018         $70,204
--------------------------------------------------------------------------------
Multi-Cap Value Portfolio        $54,400          $19,259         $35,141
--------------------------------------------------------------------------------
Small-Cap Value Portfolio        $62,631          $19,997         $42,634
--------------------------------------------------------------------------------
Focused Growth Portfolio       6,169,053        1,318,097      $4,850,956
--------------------------------------------------------------------------------
Focused Growth and Income
Portfolio                       $500,228         $262,875        $237,353
--------------------------------------------------------------------------------
Focused Value Portfolio         $616,547         $154,050        $462,497
--------------------------------------------------------------------------------
Focused TechNet Portfolio***    $794,686         $225,256        $569,430
--------------------------------------------------------------------------------

----------
* Prior to December 1, 1998, only Focused Growth Portfolio's Class II shares carried a front-end sales) carried no such charge.
** Previously designated as Class C shares other than for the Focused Growth Portfolio.
*** For the period from May 22, 2000 (commencement of offering of shares of Focused TechNet Portfolio).
+ For the Prior Small Cap Growth Fund, for the fiscal year ended October 31, 2000, for Class A shares, front end sales concessions A were $68,999; the amount reallowed to affiliated broker-dealers was $0; the amount reallowed to non-affiliated broker-dealers was $58,022. For Class B shares, the CDSC was $65,027. For Class C shares, the CDSC was $3,003; the front-end concessions were $0; the amount reallowed to affiliated broker-dealers was $0; and the amount reallowed to non-affiliated broker-dealers was $0. Class C shares have been redesignated as Class II shares.

                                      1999
-----------------------------------------------------------------------------------------------------------------------------------
                                                            AMOUNT               AMOUNT
                                     FRONT-END            REALLOWED           REALLOWED TO         CONTINGENT         CONTINGENT
                                       SALES             TO AFFILIATED       NON-AFFILIATED      DEFERRED SALES        DEFERRED
                                    CONCESSIONS -       BROKER-DEALERS       BROKER-DEALERS         CHARGE-          SALES CHARGE-
PORTFOLIO+                         CLASS A SHARES       CLASS A SHARES       CLASS A SHARES      CLASS B SHARES    CLASS II SHARES**
-----------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth Portfolio             $352,678             $185,923             $114,752           $100,616            $5,744
-----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Portfolio               $235,325             $121,020              $78,503           $184,653            $5,412
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Cap Growth Portfolio             $790,791             $414,832             $265,913           $251,688            $7,355
-----------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Portfolio              $167,072              $64,666              $76,475           $111,113            $7,864
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Cap Value Portfolio              $336,497             $197,732              $89,839           $436,047            $8,419
-----------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Portfolio              $153,347              $61,804              $69,318           $117,463            $4,415
-----------------------------------------------------------------------------------------------------------------------------------
Focused Growth Portfolio             $4,320,016           $1,424,165           $2,317,951           $257,008           $83,161
-----------------------------------------------------------------------------------------------------------------------------------
Focused Growth and
Income Portfolio                       $854,672             $350,064             $392,985            $57,901            $2,060
-----------------------------------------------------------------------------------------------------------------------------------
Focused Value Portfolio                      --                   --                   --                 --                --
-----------------------------------------------------------------------------------------------------------------------------------
Focused TechNet Portfolio                    --                   --                   --                 --                --
-----------------------------------------------------------------------------------------------------------------------------------

----------
* Prior to December 1, 1998, only Focused Growth Portfolio's Class II shares carried a front-end sales charge, while Class II shares with respect to the other Portfolios (then designated as Class C shares) carried no such charge.
** Previously designated as Class C shares other than for the Focused Growth Portfolio.
+ For the Prior Small Cap Growth Fund, for the fiscal year ended October 31, 1999, for Class A shares, front end sales concessions A were $29,267; the amount reallowed to affiliated broker-dealers was $0; the amount reallowed to non-affiliated broker-dealers was $24,411. For Class B shares, the CDSC was $55,914. For Class C shares, the CDSC was $4,749; the front-end concessions were $0; the amount reallowed to affiliated broker-dealers was $0; and the amount reallowed to non-affiliated broker-dealers was $0. Class C shares have been redesignated as Class II shares.

                                      1999
-------------------------------------------------------------------------------
                              FRONT-END     AMOUNT REALLOWED   AMOUNT REALLOWED
                               SALES          TO AFFILIATED    TO NON-AFFILIATED
                            CONCESSIONS-     BROKER-DEALERS     BROKER-DEALERS
PORTFOLIO+                CLASS II SHARES*   CLASS II SHARES   CLASS II SHARES**
-------------------------------------------------------------------------------
Large-Cap Growth Portfolio     $125,657           $59,637           $66,020
-------------------------------------------------------------------------------
Mid-Cap Growth Portfolio        $51,885           $23,130           $28,755
-------------------------------------------------------------------------------
Multi-Cap Growth Portfolio     $121,470           $60,242           $61,228
-------------------------------------------------------------------------------
Large-Cap Value Portfolio       $73,656           $29,484           $44,172
-------------------------------------------------------------------------------
Multi-Cap Value Portfolio       $46,521           $20,504           $26,017
-------------------------------------------------------------------------------
Small-Cap Value Portfolio       $37,989           $17,089           $20,900
-------------------------------------------------------------------------------
Focused Growth Portfolio     $2,363,391          $413,746        $1,949,645
-------------------------------------------------------------------------------
Focused Growth and
Income Portfolio               $133,119          $104,107           $29,012
-------------------------------------------------------------------------------
Focused Value Portfolio              --                --                --
-------------------------------------------------------------------------------
Focused TechNet  Portfolio           --                --                --
-------------------------------------------------------------------------------

----------
* Prior to December 1, 1998, only Focused Growth Portfolio's Class II shares carried a front-end sales charge, while Class II shares with respect to the other Portfolios (then designated as Class C shares) carried no such charge.

                                                                    1998
----------------------------------------------------------------------------------------------------------------------------------
                                                                                         AMOUNT
                                                     FRONT-END        AMOUNT            REALLOWED                      CONTINGENT
                                     FRONT-END         SALES         REALLOWED             TO          CONTINGENT       DEFERRED
                                       SALES        CONCESSIONS-   TO AFFILIATED     NON-AFFILIATED     DEFERRED      SALES CHARGE-
                                    CONCESSIONS-      CLASS II    BROKER-DEALERS     BROKER-DEALERS  SALES CHARGE-      CLASS II
 PORTFOLIO+                       CLASS A SHARES*      SHARES*    CLASS A SHARES     CLASS A SHARES  CLASS B SHARES     SHARES**
----------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth Portfolio            $490,037              --        $146,344          $277,561         $44,805         $3,460
----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Portfolio              $642,963              --        $192,696          $358,628        $117,430         $5,824
----------------------------------------------------------------------------------------------------------------------------------
Multi-Cap Growth Portfolio            $781,470              --        $327,106          $350,450        $175,664         $6,360
----------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Portfolio             $592,150              --        $148,306          $378,394         $42,369         $3,839
----------------------------------------------------------------------------------------------------------------------------------
Multi-Cap Value Portfolio           $2,704,806              --        $641,893        $1,340,011        $236,910        $11,291
----------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Portfolio             $834,323              --        $192,150          $534,751         $68,098         $6,021
----------------------------------------------------------------------------------------------------------------------------------
Focused Growth Portfolio***         $1,250,948        $513,213        $191,346          $884,979         $10,686         $7,401
----------------------------------------------------------------------------------------------------------------------------------
Focused Growth and
Income Portfolio                      $426,981              --        $117,550          $254,379         $41,902         $1,995
----------------------------------------------------------------------------------------------------------------------------------

----------
* Prior to December 1, 1998, only Focused Growth Portfolio's Class II shares carried a front-end sales charge, while Class II shares with respect to the other Portfolios (then designated as Class C shares) carried no such charge.
** Previously designated as Class C shares other than for the Focused Growth Portfolio.
*** For the period from June 1, 1998 (commencement of offering of shares of Focused Growth Portfolio).
+ For the Prior Small Cap Growth Fund, for the period of inception, January 6, 1998 to the fiscal year ended October 31, 1998, for Class A shares, front end sales concessions A were $37,323; the amount reallowed to affiliated broker-dealers was $0; the amount reallowed to non-affiliated broker-dealers was $31,158. For Class B shares, the CDSC was $9,491. For Class C shares, the CDSC was $555; the front-end concessions were $0; the amount reallowed to affiliated broker-dealers was $0; and the amount reallowed to non-affiliated broker-dealers was $0. Class C shares have been redesignated as Class II shares.

--------------------------------------------------------------------------------
                                   AFFILIATED               NON-AFFILIATED
                                 BROKER DEALERS             BROKER DEALERS
                                    CLASS II                   CLASS II
--------------------------------------------------------------------------------
Focused Growth Portfolio             $48,486                   $464,727
--------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES ("CDSCS") APPLICABLE TO CLASS B SHARES

     Class B shares of the Fund issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholder will receive credit for the period prior to December 6, 2000 during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

          YEARS AFTER PURCHASE                     CDSC ON SHARES BEING SOLD
          1st or 2nd year                          4.00%
          3rd or 4th year                          3.00%
          5th year                                 2.00%
          6th year                                 1.00%
          7th year and thereafter                  None


     Any Class B shares purchased on/after December 6, 2000 (other than through the reinvestment of dividends and distributions, which are not subject to the
CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.

CDSCS APPLICABLE TO SHAREHOLDERS WHO ACQUIRED SHARES OF A PORTFOLIO THROUGH A REORGANIZATION

     For Class B and Class II shares of a Portfolio issued to shareholders in connection with the reorganization of a North American Fund into a Portfolio, the CDSC schedule applicable at the time the shareholder originally purchased the shares will continue to apply (even if the shareholder exchanges such shares for another fund distributed by SACS). Upon a redemption of these shares, the shareholder will receive credit for the period prior to the reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

                                     CLASS B

         YEARS AFTER PURCHASE                       CDSC ON SHARES BEING SOLD
         Up to 2 years                              5.00%
         2 years or more but less than 3 years      4.00%
         3 years or more but less than 4 years      3.00%
         4 years or more but less than 5 years      2.00%
         5 years or more but less than 6 years      1.00%
         6 or more years                            None

                CLASS II (CALLED CLASS C OF NORTH AMERICAN FUNDS)

           YEARS AFTER PURCHASE                     CDSC ON SHARES BEING SOLD
           Up to 1 year                             1.00%
           1 year or more                           None

     As discussed under "Shareholder Account Information" in the Prospectus, the CDSC may be waived on redemptions of Class B and Class II shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

WAIVER OF CONTINGENT DEFERRED SALES CHARGES

DEATH

     CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares or Class II shares are not redeemed within one year of the death, they will remain Class B shares or Class II shares, as applicable, and be subject to the applicable CDSC, when redeemed.

DISABILITY

     A CDSC may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

DISTRIBUTIONS OR LOANS

     CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

SYSTEMATIC WITHDRAWAL PLAN

     CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established.

PURCHASES THROUGH THE DISTRIBUTOR

     An investor may purchase shares of a Portfolio through dealers that have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Portfolio. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (the "NYSE") that day. Orders received by the Distributor after the close of business will be executed at the offering price determined after the close of regular trading of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Portfolio will not be responsible for delays caused by dealers.

PURCHASE BY CHECK

     Checks should be made payable to the specific Portfolio or to "SunAmerica Funds." If the payment is for a retirement plan account for which SunAmerica serves as fiduciary, please note on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's Portfolio account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Certified checks are not necessary but checks are accepted subject to collection at full face value in U.S. funds and must be drawn on a bank located in the U.S. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the applicable Portfolio at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of shares of each

Portfolio may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Fund will accept a multi-party check
(E.G., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Fund does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Fund should not be considered verification thereof. Neither the Fund nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Shareholder Account Information" in the Prospectus.)

PURCHASE THROUGH SAFS

     SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Fund's close of business, the purchase of shares of a Fund will be effected on that day. If the order is received after the Fund's close of business, the order will be effected on the next business day.

PURCHASE BY FEDERAL FUNDS WIRE

     An investor may make purchases by having his or her bank wire federal funds to the Fund's Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Fund and the Transfer Agent are open for business. In order to insure prompt receipt of a federal funds wire, it is important that these steps be followed:

     1. You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (212) 551-5585.

     2. Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at (800) 858-8850, extension 5125 to obtain your new account number.

     3.   Instruct the bank to wire the specified  amount to the Transfer Agent:
State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, SunAmerica [name of Portfolio, Class __] (include shareholder name and account number).

WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES

     To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by the Adviser or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to
Section  403(b) of the Code and  sponsored  by
nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other SAMF) is at least $750,000, (b) the sponsor signs a $750,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or
(d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator that has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

REDUCED SALES CHARGES (CLASS A SHARES ONLY)

     As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of a Portfolio may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

COMBINED PURCHASE PRIVILEGE

     The  following  persons  may  qualify for the sales  charge  reductions  or
eliminations  by  combining   purchases  of  Portfolio   shares  into  a  single
transaction:

     1. an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

     2. an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

     3. a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
Code);

     4. tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

     5.   employee   benefit  plans  of  a  single  employer  or  of  affiliated employers, other than 403(b) plans; and

     6.   group purchases as described below.

     A combined purchase currently may also include shares of other funds in SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

RIGHTS OF ACCUMULATION

     A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other Portfolios advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

     The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

LETTER OF INTENT

     A reduction of sales charges is also available to an investor who, pursuant to a written "Letter of Intent" establishes a total investment goal in Class A shares of one or more Portfolios to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Portfolio, or of other funds advised by SunAmerica that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Portfolio purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Portfolios pursuant to this purchase plan should carefully read such Letter of Intent.

REDUCED SALES CHARGE FOR GROUP PURCHASES

     Members of qualified groups may purchase Class A shares of the Portfolios under the combined purchase privilege as described above.

     To receive a rate based on combined purchases, group members must purchase Class A shares of a Portfolio through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Portfolio's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

     Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

     Members of a qualified group include: (i) any group that meets the requirements stated above and is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association that would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Portfolio's shares for the benefit of any of the foregoing.

     Interested   groups  should   contact  their   investment   dealer  or  the
Distributor. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Portfolio at any time.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

     Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the redemption of Portfolio shares.

     If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolios may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Portfolio in lieu of cash. The Portfolios, other than Small-Cap Growth and Focused International Portfolios, having filed with the SEC a notification of election pursuant to Rule 18f-1, are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

     The Distributor is authorized, as agent for the Portfolios, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Portfolio next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Portfolio's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolios nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                               EXCHANGE PRIVILEGE

     Shareholders in any of the Portfolios may exchange their shares for the same class of shares of any other Portfolio or other SunAmerica Mutual Funds that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

     If a shareholder acquires Class A shares through an exchange from another SunAmerica Mutual Fund where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the 1% CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the 1% CDSC is applicable upon a redemption of any of such shares.

     A shareholder who acquires Class B or Class II shares through an exchange from another SunAmerica Mutual Fund will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A. A shareholder's CDSC schedule will not change if such shareholder exchanges Class C or Class II shares purchased prior to December 1, 1998 for Class II shares (which currently have a longer CDSC schedule).

     Because excessive trading (including short-term "market timing" trading) can hurt a Portfolio's performance, each Portfolio may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Portfolio's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

     In addition, a Portfolio reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Portfolio and may therefore be refused.

                        DETERMINATION OF NET ASSET VALUE

     The Fund is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

     Stocks are valued based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a Portfolio uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, including instances where quotations are considered unreliable or where significant events affecting the price of a security have occurred since the last available quotation, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the respective Portfolio's total assets.

     A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets.

                                PERFORMANCE DATA

     Each Portfolio may advertise performance data that reflects various measures of total return and each Portfolio may advertise data that reflects yield. An explanation of the data presented and the methods of computation that will be used are as follows.

     A Portfolio's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

     Average annual total return is determined separately for each class in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5-, and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                                         n
                                 P(1 + T)  = ERV

          P   = a hypothetical initial purchase payment of $1,000
          T   = average annual total return
          n   = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

     The above formula assumes that:

               (a) The maximum sales load (I.E., either the front-end sales load in the case of the Class A or Class II shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B or Class II shares) is deducted from the initial $1,000 purchase payment;

               (b) All dividends and distributions are reinvested at net asset value; and

               (c)  Complete  redemption occurs at the end of the 1-, 5-, or 10-
                    year  periods  or  fractional   portion   thereof  with  all
                    nonrecurring charges deducted accordingly.

     Average annual total return information for each Portfolio is presented below for the 1-, 5- and 10-year periods (or from date of inception, if sooner) ended October 31, 2000. No performance information is shown for Focused International Portfolio and for Class I of the Portfolios other than the Prior Small Cap Growth Fund since they commenced operations in November 2001; however, information for those Portfolios and Class I shares is computed in the same manner as described herein.


--------------------------------------------------------------------------------
                                        SINCE        ONE          FIVE      TEN
CLASS A SHARES                        INCEPTION      YEAR         YEARS    YEARS
--------------------------------------------------------------------------------
Large-Cap Growth Portfolio(1)           15.04%       4.98%         --        --
--------------------------------------------------------------------------------
Mid-Cap Growth Portfolio(3)             18.37%      28.33%         --        --
--------------------------------------------------------------------------------
Small-Cap Growth Portfolio(4)           21.56%      35.36%         --        --
--------------------------------------------------------------------------------
Multi-Cap Growth Portfolio(3)           27.82%      25.13%         --        --
--------------------------------------------------------------------------------
Large-Cap Value Portfolio(1)             6.74%       7.78%         --        --
--------------------------------------------------------------------------------
Multi-Cap Value Portfolio(3)            10.01%       4.37%         --        --
--------------------------------------------------------------------------------
Small-Cap Value Portfolio(1)             1.66%      12.21%         --        --
--------------------------------------------------------------------------------
Focused Growth Portfolio(2)             22.52%       5.78%         --        --
--------------------------------------------------------------------------------
Focused Growth and Income Portfolio(1)  15.98%      12.98%         --        --
--------------------------------------------------------------------------------
Focused Value Portfolio(5)              10.73%      22.60%         --        --
--------------------------------------------------------------------------------
Focused TechNet Portfolio(6)               --          --          --        --
--------------------------------------------------------------------------------

----------
(1)  From date of inception of October 15, 1997.
(2)  From date of inception of June 1, 1998.
(3)  From date of inception of November 19, 1996.
(4) Performance shown is that of the Prior Small Cap Fund from date of inception of January 6, 1998.
(5)  From date of inception of November 1, 1999.
(6)  From date of inception of May 22, 2000.



--------------------------------------------------------------------------------
                                        SINCE        ONE          FIVE      TEN
CLASS B SHARES                        INCEPTION      YEAR         YEARS    YEARS
--------------------------------------------------------------------------------
Large-Cap Growth Portfolio(1)           15.77%       6.63%         --         --
--------------------------------------------------------------------------------
Mid-Cap Growth Portfolio(3)             18.93%      31.35%         --         --
--------------------------------------------------------------------------------
Small-Cap Growth Portfolio(4)           22.03%      37.62%         --         --
--------------------------------------------------------------------------------
Multi-Cap Growth Portfolio(3)           28.53%      27.95%         --         --
--------------------------------------------------------------------------------
Large-Cap Value Portfolio(1)             7.26%       9.52%         --         --
--------------------------------------------------------------------------------
Multi-Cap Value Portfolio(3)            10.40%       6.00%         --         --
--------------------------------------------------------------------------------
Small-Cap Value Portfolio(1)             2.96%      14.28%         --         --
--------------------------------------------------------------------------------
Focused Growth Portfolio(2)             23.81%       7.45%         --         --
--------------------------------------------------------------------------------
Focused Growth and Income Portfolio(1)  16.76%      15.03%         --         --
--------------------------------------------------------------------------------
Focused Value Portfolio(5)              11.93%      25.28%         --         --
--------------------------------------------------------------------------------
Focused TechNet Portfolio(6)               --          --          --         --
--------------------------------------------------------------------------------

----------
(1)  From date of inception of October 15, 1997.
(2)  From date of inception of June 1, 1998.
(3)  From date of inception of November 19, 1996.
(4) Performance shown is that of the Prior Small Cap Fund from date of inception of January 6, 1998.
(5)  From date of inception of November 1, 1999.
(6)  From date of inception of May 22, 2000.

--------------------------------------------------------------------------------
                                        SINCE        ONE          FIVE      TEN
CLASS II SHARES(1)                    INCEPTION      YEAR         YEARS    YEARS
--------------------------------------------------------------------------------
Large-Cap Growth Portfolio(2)           16.11%       8.59%         --         --
--------------------------------------------------------------------------------
Mid-Cap Growth Portfolio(3)             22.34%      32.95%         --         --
--------------------------------------------------------------------------------
Small-Cap Growth Portfolio(5)           22.98%      41.54%         --         --
--------------------------------------------------------------------------------
Multi-Cap Growth Portfolio(3)           28.76%      29.69%         --         --
--------------------------------------------------------------------------------
Large-Cap Value Portfolio(2)             7.77%      11.46%         --         --
--------------------------------------------------------------------------------
Multi-Cap Value Portfolio(3)             9.11%       7.83%         --         --
--------------------------------------------------------------------------------
Small-Cap Value Portfolio(2)             2.64%      16.09%         --         --
--------------------------------------------------------------------------------
Focused Growth Portfolio(4)             24.21%       9.34%         --         --
--------------------------------------------------------------------------------
Focused Growth and Income Portfolio(2)  16.85%      17.07%         --         --
--------------------------------------------------------------------------------
Focused Value Portfolio(6)              12.69%      26.99%         --         --
--------------------------------------------------------------------------------
Focused TechNet Portfolio(7)               --          --          --         --
--------------------------------------------------------------------------------

----------
(1) Previously designated as Class C shares other than for the Focused Growth Portfolio.
(2)  From date of inception of October 15, 1997.
(3)  From date of inception of November 19, 1996.
(4)  From date of inception of June 1, 1998.
(5) Performance shown is that of the Prior Small Cap Fund from date of inception of January 6, 1998.
(6)  From date of inception of November 1, 1999.
(7)  From date of inception of May 22, 2000.

--------------------------------------------------------------------------------
                                        SINCE        ONE          FIVE      TEN
CLASS I SHARES(1)                     INCEPTION      YEAR         YEARS    YEARS
--------------------------------------------------------------------------------
Small-Cap Growth Fund 2                (7.34)%        --           --        --
--------------------------------------------------------------------------------

----------
(1)  From date of inception of July 10, 2000.
(2)  Performance shown is that of the Prior Small Cap Fund.


     Each Portfolio may advertise cumulative, rather than average return, for each class of its shares for periods of time other than the 1-, 5-, and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.

COMPARISONS

     Each Portfolio may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in a Portfolio. The following references may be used:

          o Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.

          o    Standard  &  Poor's  500  Composite  Stock  Price  Index  or  its
               component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

          o Standard & Poor's 100 Stock Index -- an unmanaged index based on the prices of 100 blue chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The Standard & Poor's 100 Stock Index is a smaller, more flexible index for options trading.

          o The NYSE composite or component indices -- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

          o Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

          o Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis, and Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

          o CDA Mutual Fund Report, published by CDA Investment Technologies, analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

          o Mutual Fund Source Book, Principia and other publications and information services provided by Morningstar, Inc. -- analyzes price, risk and total return for the mutual fund industry.

          o Financial publications: Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service, and other publications containing financial analyses that rate mutual fund performance over specified time periods.

          o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of periodic change in the price of goods and services in major expenditure groups.

          o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

          o Savings and Loan Historical Interest Rates as published in the U.S. Savings & Loan League Fact Book.

          o Shearson-Lehman Municipal Bond Index and Government/Corporate Bond Index -- unmanaged indices that track a basket of intermediate and long-term bonds. Reflect total return and yield and assume dividend reinvestment.

          o Salomon GNMA Index published by Salomon Brothers Inc. -- Market value of all outstanding 30-year GNMA Mortgage Pass-Through Securities that includes single family and graduated payment mortgages.

          o Salomon Mortgage Pass-Through Index published by Salomon Brothers Inc. -- Market value of all outstanding agency mortgage pass-through securities that includes 15- and 30-year FNMA, FHLMC and GNMA Securities.

          o Value Line Geometric Index -- broad based index made up of approximately 1700 stocks each of which have an equal weighting.

          o Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

          o Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or more in market capitalization. The index is priced monthly.

          o Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated "AA" or "AAA." It is a value-weighted, total return index, including approximately 800 issues.

          o    Salomon  Brothers  Broad  Investment  Grade  Bond  Index  -- is a
               market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.

          o Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

                    Australian Dollars                Netherlands Guilders
                    Canadian Dollars                  Swiss Francs
                    European Currency Units           UK Pound Sterling
                    French Francs                     U.S. Dollars
                    Japanese Yen                      German Deutsche Marks

          o J.P. Morgan Global Government Bond Index -- a total return, market capitalization-weighted index, rebalanced monthly, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom, and the U.S.

          o Shearson Lehman Long-Term Treasury Bond Index -- is comprised of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

          o NASDAQ Industrial Index -- is comprised of more than 3,000 industrial issues. It is a value-weighted index calculated on pure change only and does not include income.

          o The MSCI Combined Far East Free ex Japan Index -- a market capitalization weighted index comprised of stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in this index at 20% of its market capitalization.

          o First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

          o Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the U.S.

          o Russell 2000 and 3000 Indices -- represents the top 2,000 and the top 3,000 stocks, respectively, traded on the NYSE, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

          o Russell Midcap Growth Index -- contains those Russell Midcap securities with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index, the securities in which tend to exhibit higher price-to-book and price earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

          o    Russell  1000  Index --  measures  the  performance  of the 1,000 largest U.S. companies based on total market capitalization, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $14.1 billion; the median market capitalization was approximately $4.1 billion. The smallest company in the index had an approximate market capitalization of $1.6 billion.

          o Russell Mid-Cap Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the index has an approximate market capitalization of $13 billion.

          o Russell 2000 Growth Index -- measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

          o NASDAQ Composite Index -- is a market value weighted index composed of over 5,000 domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market.

          o Russell 3000 Growth Index-- measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

          o Lehman Brothers Aggregate Bond Index -- represents securities that are domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

          o Lehman Brothers Intermediate Government Index -- represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government in the intermediate maturity range.

          o Russell 1000 Value Index -- measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

          o    Wilshire Large Cap Value Index -- measures  large-cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire's criteria for value.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Portfolio's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its figures. Specifically, a Portfolio may compare its performance to that of certain indices that include securities with government guarantees. However, a Portfolio's shares do not contain any such guarantees. In addition, there can be no assurance that a Portfolio will continue its performance as compared to such other standards.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     Each Portfolio intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Portfolio intends to distribute any net long-term capital gains from the sale of assets in excess of any net short-term capital losses. The current policy of each Portfolio other than the Focused Growth and Income Portfolio, is to pay investment income dividends, if any, at least annually. Focused Growth and Income Portfolio's current policy is to pay investment income dividends, if any, on a quarterly basis. Each Portfolio intends to distribute net capital gains, if any, annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

     Distributions will be paid in additional Portfolio shares based on the net asset value at the close of business on the ex-dividend or reinvestment date, unless the dividends total in excess of $10.00 per distribution period and the shareholder notifies the Portfolio at least five business days prior to the payment date to receive such distributions in cash.

     If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

TAXES

     Each Portfolio is qualified and intends to remain qualified and elect to be taxed as a regulated investment company under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, each Portfolio generally must, among other things, (a) derive at least 90% of its gross income from the sales or other disposition of securities, dividends, interest, proceeds from loans of securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of each Portfolio's assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

     As a regulated investment company, each Portfolio will not be subject to U.S. federal income tax on its income and net capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders an amount at least equal to the sum of 90% of its investment company taxable income for the taxable year and 90% of its net tax-exempt interest income for the taxable year. Each Portfolio intends to distribute sufficient income to meet this qualification requirement.

     Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Portfolio must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, I.E., net long-term capital gains in excess of its net short-term capital losses, for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if actually paid during such calendar year. Additionally, a distribution will be treated as paid on December 31 of a calendar year if it is declared by the distributing Portfolio in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by such Portfolio during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31 in the calendar year in which such dividend is declared, rather than on the date on which the distributions are actually received.

     Distributions of net investment income and short-term capital gains ("ordinary income dividends") are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends received from each Portfolio that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Portfolio's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year. Distributions of net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options), if any, are taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

     Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Except as discussed below, the amount of any contingent deferred sales charge will reduce the amount realized on the sale or exchange for purposes of determining gain or loss. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable at the maximum rate of 20% if such shares were held for more than one year. A further reduction in the capital gains tax rate may be available with respect to shares of a Portfolio acquired after December 31, 2000 and held for more than five years. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. Any such loss will be treated as long-term capital loss if such shares were held for more than one year. To the extent not disallowed, any loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution, and any undistributed capital gains included in income by such shareholder with respect to such shares.

     Generally, any loss realized on a sale or exchange of shares of a Portfolio will be disallowed if other shares of such Portfolio are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain circumstances the sales charge incurred in acquiring shares of a Portfolio may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Portfolio are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

     Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio's assets to be invested in various countries is not known. If more than 50% in value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, such Portfolio will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Portfolio will be required to include (in addition to taxable dividends actually received,) their proportionate share of such foreign taxes paid by the Portfolio in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations and the Portfolio and the shareholders satisfying certain holding period requirements, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Only the Focused International Portfolio is anticipated to qualify to pass through to its shareholders the ability to claim as a foreign tax credit its respective share of foreign taxes paid by the Portfolio. Of course, certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in the Portfolio. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Portfolio's election described in this paragraph but will not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on sales of currencies or dispositions of debt securities or certain Forward Contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income. In certain cases, a Portfolio may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.

     The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts which a Portfolio may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Portfolio at the end of a taxable year, generally are required to be treated as sold at market value on the last day of such taxable year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in over-the-counter options written by the Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions on over-the-counter options purchased by such Portfolio generally has the same character as the property to which the option relates has in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

     A substantial portion of each Portfolio's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle, at least one (but not all) of the positions in which is a Section 1256 contract would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) "conversion transaction" rules which recharacterize all or a portion of capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

     Code Section 1259 requires the recognition of gain (but not loss) if a Portfolio makes a "constructive sale" of an appreciated financial position (E.G., stock). A Portfolio generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

     Each Portfolio may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Portfolio and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders.

     A Portfolio may be required to backup withhold U.S. federal income tax at the rate of 30.5% through the year 2001, 30% in the years 2002 and 2003, 29% in the years 2004 and 2005, and 28% in the year 2006 and thereafter of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability. Any distributions of net investment income or short-term capital gains made to a foreign shareholder generally will be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder).

     The Large-Cap Growth Portfolio, Multi-Cap Growth Portfolio and Focused International Portfolio may, from time to time, invest in PFICs. A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. Investments in PFICs are subject to special rules designed to prevent deferral of U.S. taxation of a U.S. person's share of a PFIC's earnings. In the absence of certain elections, if any such Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" (generally a distribution in excess of a base amount) received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be currently included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a "mark-to-market" election with respect to any stock it holds of a PFIC. If the election is in effect, at the end of the Portfolio's taxable year, the Portfolio will recognize the amount of gains, if any, with respect to PFIC stock. Any gains resulting from such elections will be treated as ordinary income. Losses on PFIC stock are allowed only to the extent of previous such gains. Alternatively, the Portfolio may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

     Certain Portfolios may invest in real estate investment trusts ("REITs") that hold residual interests in REMICs. Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Portfolio's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Portfolios, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Portfolio. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                RETIREMENT PLANS

     Shares of a Portfolio may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Portfolio through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of Shares by a retirement plan consult a tax adviser before the acquisition is made.

PENSION AND PROFIT-SHARING PLANS

     Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

TAX-SHELTERED CUSTODIAL ACCOUNTS

     Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Portfolio may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS

     Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION (SARSEP)

     A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA)

     This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

ROTH IRA

     Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

EDUCATION IRA

     Education IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute up to $500 ($2,000 after 2001) each year to an Education IRA on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                              DESCRIPTION OF SHARES

     Ownership of the Portfolio is represented by shares of common stock. The total number of shares that the Portfolio has authority to issue is two billion (2,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to two hundred thousand dollars ($200,000.00).

     Currently, thirteen Portfolios of shares of the Portfolio have been authorized pursuant to the Portfolio's Articles of Incorporation ("Articles"): the Large-Cap Growth Portfolio, the Mid-Cap Growth Portfolio, the Small-Cap Growth Portfolio, the Multi-Cap Growth Portfolio, the Large-Cap Value Portfolio, the Multi-Cap Value Portfolio, the Small-Cap Value Portfolio, the Focused Research Portfolio, the Focused Growth Portfolio, the Focused TechNet Portfolio, the Focused Growth and Income Portfolio, the Focused Value Portfolio, and the Focused International Portfolio. The Mid-Cap Growth Portfolio is divided into three classes of shares, designated as Class A, Class B and Class II. The Small-Cap Growth Portfolio is divided into four classes of shares, designated as Class A, Class B, Class II and Class I. The Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Small-Cap Value Portfolio, Focused Growth Portfolio, Focused TechNet Portfolio, Large-Cap Growth Portfolio, Focused Value Portfolio and Focused Research Portfolio are divided into four classes of shares, designated as Class A, Class B, Class II and Class Z. The Focused Growth and Income Portfolio is divided into five classes of shares, designated as Class A, Class B, Class II, Class Y and Class Z. The Multi-Cap Value Portfolio is divided into five classes of shares, designated as Class A, Class B, Class II, Class I and Class Z. The Directors may authorize the creation of additional Portfolios of shares so as to be able to offer to investors additional investment portfolios within the Fund that would operate independently from the Fund's present Portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each Portfolio of the Fund's shares represents the interests of the shareholders of that Portfolio in a particular portfolio of Fund assets. In addition, the Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

     Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Fund need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Fund. In addition, the Directors may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All Portfolios of shares will vote with respect to certain matters, such as election of Directors. When all Portfolios are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolio's policies, only shareholders of the Portfolios affected by the matter may be entitled to vote.

     The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee, (iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class B shares convert automatically to Class A shares on the first business day of the month seven years after the purchase of such Class B Shares, (v) Class II shares are subject to an initial sales charge, a distribution fee, an ongoing account maintenance and service fee and a CDSC, (vi) Class I shares are not subject to any sales charges or distribution fees; (vii) each class has voting rights on matters that pertain to the Rule
12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, (viii) Class Z shares are not subject to any sales charge or any distribution, account maintenance or service fee, (ix) Class Y shares are not subject to any sales charge or distribution fees, and (x) each class of shares will be exchangeable only into the same class of shares of any other Portfolio or other SunAmerica Funds that offer that class. All shares of the Fund issued and outstanding and all shares offered by the Prospectus when issued, are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, shares have no conversion rights, except as described above.

     The Articles provide, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the 1940 Act) that no Director or officer of the Fund shall be personally liable to the Fund or to stockholders for money damages. The Articles provide that the Fund shall indemnify (i) the Directors and officers, whether serving the Fund or its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the 1940 Act), including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Fund's By-laws and be permitted by law. The duration of the Fund shall be perpetual.

                             ADDITIONAL INFORMATION

COMPUTATION OF OFFERING PRICE PER SHARE

     The following is the offering price calculation for Class A, Class B and Class II shares of the Portfolios, based on the value of each Portfolio's net assets and number of shares outstanding on October 31, 2000. No information is presented for the Small-Cap Growth Portfolio, Class I, Class Y or Class Z shares. The offering price for the Small-Cap Growth Portfolio is computed in the identical manner as the other Portfolios. There are no sales charges for Class I, Class Y or Class Z shares and therefore, the offering price for these shares will be computed by dividing its net assets by the number of shares outstanding. The offering price calculation for Focused International Portfolio is as of the date of the commencement of its offering.

--------------------------------------------------------------------------------
                                              LARGE-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                         CLASS A       CLASS B**     CLASS II +
--------------------------------------------------------------------------------
Net Assets ........................    $35,549,151    $59,530,728    $32,547,952
--------------------------------------------------------------------------------
Number of Shares Outstanding ......      1,801,215      3,079,515      1,683,552
--------------------------------------------------------------------------------
Net Asset Value Per Share
(net assets divided by number
of shares) ........................         $19.74         $19.33         $19.33
--------------------------------------------------------------------------------
Sales charge for Class A Shares:
5.75% of offering price (6.10% of
net asset value per share)* .......          $1.20             --             --
--------------------------------------------------------------------------------
Sales charge for Class II Shares:
1.00% of offering price (1.01% of
net asset value per share)* .......             --             --          $0.20
--------------------------------------------------------------------------------
Offering Price ....................         $20.94         $19.33         $19.53
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                               MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                         CLASS A       CLASS B**     CLASS II +
--------------------------------------------------------------------------------
Net Assets ..........................  $59,348,427    $98,089,263    $32,659,477
--------------------------------------------------------------------------------
Number of Shares Outstanding ........    2,686,036      4,566,507      1,518,824
--------------------------------------------------------------------------------
Net Asset Value Per Share
(net assets divided by
number of shares) ...................       $22.10         $21.48         $21.50
--------------------------------------------------------------------------------
Sales charge for Class A Shares:
5.75% of offering price (6.10% of
net asset value per share)* .........        $1.35             --             --
--------------------------------------------------------------------------------
Sales charge for Class II Shares:
1.00% of offering price (1.01% of
net asset value per share)* .........           --             --          $0.22
--------------------------------------------------------------------------------
Offering Price ......................       $23.45         $21.48         $21.72
--------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ Class II shares (previously designated as Class C shares other than for the Focused Growth Portfolio) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

--------------------------------------------------------------------------------
                                        MULTI-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                             CLASS A      CLASS B**     CLASS II+      CLASS Z
--------------------------------------------------------------------------------
Net Assets .............  $162,800,868  $217,962,553   $71,127,185    $3,238,934
--------------------------------------------------------------------------------
Number of Shares
Outstanding ............     5,219,071     7,190,651     2,347,025       102,134
--------------------------------------------------------------------------------
Net Asset Value
Per Share (net assets
divided by number
of shares) .............        $31.19        $30.31        $30.31        $31.71
--------------------------------------------------------------------------------
Sales charge for
Class A Shares:
5.75% of offering
price (6.10% of
net asset value
per share)* ............         $1.90            --            --            --
--------------------------------------------------------------------------------
Sales charge for
Class II Shares:
1.00% of offering
price (1.01% of
net asset value
per share)* ............            --            --         $0.31            --
--------------------------------------------------------------------------------
Offering Price .........        $33.09        $30.31        $30.62        $31.71
--------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ Class II shares (previously designated as Class C shares other than for the Focused Growth Portfolio) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

--------------------------------------------------------------------------------
                                         LARGE-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
                             CLASS A      CLASS B**     CLASS II+      CLASS Z
--------------------------------------------------------------------------------
Net Assets .............   $19,500,092   $34,140,236   $19,717,077      $897,326
--------------------------------------------------------------------------------
Number of Shares
Outstanding ............     1,242,400     2,219,186     1,280,817        56,299
--------------------------------------------------------------------------------
Net Asset Value
Per Share (net assets
divided by number
of shares) .............        $15.70        $15.38        $15.39        $15.94
--------------------------------------------------------------------------------
Sales charge for
Class A Shares:
5.75% of offering
price (6.10% of
net asset value
per share)* ............         $0.96            --            --            --
--------------------------------------------------------------------------------
Sales charge for
Class II Shares:
1.00% of offering
price (1.01% of
net asset value
per share)* ............            --            --         $0.16            --
--------------------------------------------------------------------------------
Offering Price .........        $16.66        $15.38        $15.55        $15.94
--------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ Class II shares (previously designated as Class C shares other than for the Focused Growth Portfolio) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.


--------------------------------------------------------------------------------
                                         MULTI-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
                             CLASS A      CLASS B**     CLASS II+      CLASS Z
--------------------------------------------------------------------------------
Net Assets .............   $52,062,408   $79,261,045   $14,651,727      $353,289
--------------------------------------------------------------------------------
Number of Shares
Outstanding ............     2,930,201     4,578,642       846,679        19,601
--------------------------------------------------------------------------------
Net Asset Value
Per Share (net assets
divided by number
of shares) .............        $17.77        $17.31        $17.30        $18.02
--------------------------------------------------------------------------------
Sales charge for
Class A Shares:
5.75% of offering
price (6.10% of
net asset value
per share)* ............         $1.08            --            --            --
--------------------------------------------------------------------------------
Sales charge for
Class II Shares:
1.00% of offering
price (1.01% of
net asset value
per share)*.............            --            --         $0.17            --
--------------------------------------------------------------------------------
Offering Price .........        $18.85        $17.31        $17.47        $18.02
--------------------------------------------------------------------------------

* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ Class II shares (previously designated as Class C shares other than for the Focused Growth Portfolio) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

--------------------------------------------------------------------------------
                                        SMALL-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
                             CLASS A      CLASS B**     CLASS II+      CLASS Z
--------------------------------------------------------------------------------
Net Assets .............   $17,188,290   $22,592,534   $12,195,323      $406,331
--------------------------------------------------------------------------------
Number of Shares
Outstanding ............     1,234,469     1,655,320       893,098        28,793
--------------------------------------------------------------------------------
Net Asset Value
Per Share (net assets
divided by number
of shares) .............        $13.92        $13.65        $13.66        $14.11
--------------------------------------------------------------------------------
Sales charge for
Class A Shares:
5.75% of offering
price (6.10% of
net asset value
per share)* ............         $0.85            --            --            --
--------------------------------------------------------------------------------
Sales charge for
Class II Shares:
1.00% of offering
price (1.01% of
net asset value
per share)* ............            --            --         $0.14            --
--------------------------------------------------------------------------------
Offering Price .........        $14.77        $13.65        $13.80        $14.11
--------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ Class II shares (previously designated as Class C shares other than for the Focused Growth Portfolio) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

--------------------------------------------------------------------------------
                                         FOCUSED GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                             CLASS A      CLASS B**     CLASS II+      CLASS Z
--------------------------------------------------------------------------------
Net Assets .............  $401,754,056  $641,205,379  $793,145,915   $12,522,650
--------------------------------------------------------------------------------
Number of Shares
Outstanding ............    18,698,434    30,327,230    37,516,066       579,257
--------------------------------------------------------------------------------
Net Asset Value
Per Share (net assets
divided by number
of shares) .............        $21.49        $21.14        $21.14        $21.62
--------------------------------------------------------------------------------
Sales charge for
Class A Shares:
5.75% of offering
price (6.10% of
net asset value
per share)* ............         $1.31            --            --            --
--------------------------------------------------------------------------------
Sales charge for
Class II Shares:
1.00% of offering
price (1.01% of
net asset value
per share)* ............            --            --         $0.21            --
--------------------------------------------------------------------------------
Offering Price .........        $22.80        $21.14        $21.35        $21.62
--------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ Class II shares may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.
++ Class Z shares with respect to the Focused Growth Portfolio commenced offering on April 1, 1999.


--------------------------------------------------------------------------------
                                         FOCUSED TECHNET PORTFOLIO
--------------------------------------------------------------------------------
                             CLASS A      CLASS B**     CLASS II+      CLASS Z
--------------------------------------------------------------------------------
Net Assets .............   $89,371,313   $70,072,716   $86,105,430      $562,964
--------------------------------------------------------------------------------
Number of Shares
Outstanding ............     5,758,238     4,530,396     5,564,311        36,259
--------------------------------------------------------------------------------
Net Asset Value
Per Share (net assets
divided by number
of shares) .............        $15.52        $15.47        $15.47        $15.53
--------------------------------------------------------------------------------
Sales charge for
Class A Shares:
5.75% of offering
price (6.10% of
net asset value
per share)* ............         $0.95            --            --            --
--------------------------------------------------------------------------------
Sales charge for
Class II Shares:
1.00% of offering
price (1.01% of
net asset value
per share)* ............            --            --         $0.16            --
--------------------------------------------------------------------------------
Offering Price .........        $16.47        $15.47        $15.63        $15.53
--------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

--------------------------------------------------------------------------------
                                    FOCUSED GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
                             CLASS A      CLASS B**     CLASS II+      CLASS Z
--------------------------------------------------------------------------------
Net Assets .............   $62,163,718   $83,480,301   $69,825,669      $147,997
--------------------------------------------------------------------------------
Number of Shares
Outstanding ............     3,185,285     4,365,183     3,653,711         7,584
--------------------------------------------------------------------------------
Net Asset Value
Per Share (net assets
divided by number
of shares) .............        $19.52        $19.12        $19.11        $19.51
--------------------------------------------------------------------------------
Sales charge for
Class A Shares:
5.75% of offering
price (6.10% of
net asset value
per share)* ............         $1.19            --            --            --
--------------------------------------------------------------------------------
Sales charge for
Class II Shares:
1.00% of offering
price (1.01% of
net asset value
per share)* ............            --            --         $0.19            --
--------------------------------------------------------------------------------
Offering Price .........        $20.71        $19.12        $19.30        $19.51
--------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ Class II shares may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.
++ Class Z shares with respect to the Focused Growth and Income Portfolio commenced offering on October 6, 2000.


--------------------------------------------------------------------------------
                                               FOCUSED VALUE PORTFOLIO
--------------------------------------------------------------------------------
                                         CLASS A       CLASS B**      CLASS II+
--------------------------------------------------------------------------------
Net Assets ..........................  $40,754,521    $33,417,752    $73,483,677
--------------------------------------------------------------------------------
Number of Shares
Outstanding .........................    2,506,673      2,067,767      4,547,354
--------------------------------------------------------------------------------
Net Asset Value Per Share
(net assets divided by
number of shares) ...................       $16.26         $16.16         $16.16
--------------------------------------------------------------------------------
Sales charge for Class A
Shares: 5.75% of offering
price (6.10% of net asset
value per share)* ...................        $0.99             --             --
--------------------------------------------------------------------------------
Sales charge for Class II
Shares: 1.00% of offering
price (1.01% of net asset
value per share)* ...................           --             --          $0.16
--------------------------------------------------------------------------------
Offering Price ......................       $17.25         $16.16         $16.32
--------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ Class II shares may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

--------------------------------------------------------------------------------
                                            FOCUSED INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------
                                         CLASS A       CLASS B**      CLASS II+
--------------------------------------------------------------------------------
Net Assets ..........................      $12,500        $12,500        $12,500
--------------------------------------------------------------------------------
Number of Shares
Outstanding .........................         1000           1000           1000
--------------------------------------------------------------------------------
Net Asset Value Per Share
(net assets divided by
number of shares) ...................       $12.50         $12.50         $12.50
--------------------------------------------------------------------------------
Sales charge for Class A
Shares: 5.75% of offering
price (6.10% of net asset
value per share)* ...................        $0.76             --             --
--------------------------------------------------------------------------------
Sales charge for Class II
Shares: 1.00% of offering
price (1.01% of net asset
value per share)* ...................           --             --          $0.13
--------------------------------------------------------------------------------
Offering Price ......................       $13.26         $12.50         $12.63
--------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
+ Class II shares may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

REPORTS TO SHAREHOLDERS

     The Fund sends audited annual and unaudited semi-annual reports to shareholders of each of the Portfolios. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.

CUSTODIAN AND TRANSFER AGENCY

     State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and as Transfer Agent for the Portfolios and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund. Transfer agent functions are performed for State
Street by National Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street.

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, has been selected to serve as the Fund's independent accountants and in that capacity examines the annual financial statements of the Fund. The firm of Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022, serves as legal counsel to the Fund.

                              FINANCIAL STATEMENTS

     The Fund's audited and unaudited financial statements are incorporated into this Statement of Additional Information by reference to its 2000 annual and 2001 semi-annual report to shareholders, respectively. The audited and unaudited financial statements of the Small Cap Growth Fund of the North American Funds, which reorganized into the Small Cap Growth Portfolio on November 16, 2001 are incorporated by reference to its 2000 annual and 2001 semi-annual reports to shareholders. You may request a copy of the Fund's annual and semi-annual report (and of the annual and semi-annual report of the Small Cap Growth Fund of North American Funds) at no charge by calling (800) 858-8850 or writing the Fund at SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204.

                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

     Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa Bonds rated Baa are considered as medium grade obligations; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                   Appendix-1

     C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

     --   Leading market positions in well established industries

     --   High rates of return on funds employed

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation

     -- Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may

                                   Appendix-2
result in changes in level of debt protection  measurements  and the requirement
for  relatively  high  financial  leverage.   Adequate  alternate  liquidity  is
maintained.

     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

     Among the  factors  considered  by Moody's  in  assigning  ratings  are the following:  (1)  evaluation  of the  management  of  the  issuer;  (2)  economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

     A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                                   Appendix-3

     AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

     A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

          Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

     B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     CI The rating CI is reserved for income bonds on which no interest is being paid.

                                   Appendix-4

     D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

     L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

     * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt Obligations of Issuers outside the U.S. and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

     Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

                                   Appendix-5

     A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

     B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

     C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                   Appendix-6

                            SUNAMERICA INCOME FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                            DATED JANUARY [__], 2002


The SunAmerica Center                                      General Marketing and
733 Third Avenue                                         Shareholder Information
New York, NY  10017-3204                                          (800) 858-8850

     SunAmerica Income Funds (the "Trust") is a mutual fund consisting of six different investment funds: SunAmerica U.S. Government Securities Fund ("U.S. Government Securities Fund"), SunAmerica GNMA Fund ("GNMA Fund"), SunAmerica Strategic Bond Fund ("Strategic Bond Fund"), SunAmerica High Yield Bond Fund ("High Yield Bond Fund"), SunAmerica Tax Exempt Insured Fund ("Tax Exempt Insured Fund") and SunAmerica Core Bond Fund ("Core Bond Fund") and each Fund has distinct investment objectives and strategies.

     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Trust's Prospectuses dated November 16, 2001 and January [-], 2002. The Prospectus is incorporated by reference into this Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectus. The Trust's audited and unaudited financial statements are incorporated into this Statement of Additional Information by reference to its 2001 annual report to shareholders and semi-annual report to shareholders, respectively. You may request a copy of the annual report and semi-annual report at no charge by calling (800) 858-8850 or writing the Trust at SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                TABLE OF CONTENTS

HISTORY OF THE FUNDS ..........................................................2

INVESTMENT OBJECTIVES AND POLICIES ............................................3

INVESTMENT RESTRICTIONS ......................................................46

TRUSTEES AND OFFICERS ........................................................49

ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR ..........54

PORTFOLIO TRANSACTIONS AND BROKERAGE .........................................60

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES ..........................62

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES ........................72

EXCHANGE PRIVILEGE ...........................................................72

DETERMINATION OF NET ASSET VALUE .............................................73

PERFORMANCE DATA .............................................................74

DIVIDENDS, DISTRIBUTIONS AND TAXES ...........................................81

RETIREMENT PLANS .............................................................86

DESCRIPTION OF SHARES ........................................................87

ADDITIONAL INFORMATION .......................................................89

FINANCIAL STATEMENTS .........................................................91

APPENDIX ......................................................................1

     No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not be lawfully made.

     This Statement of Additional Information relates to the six different investment funds (each, a "Fund" and collectively, the "Funds") of SunAmerica Income Funds, a Massachusetts business trust, which is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The six Funds are: SunAmerica U.S. Government Securities Fund, SunAmerica GNMA Fund, SunAmerica Strategic Bond Fund, SunAmerica High Yield Bond Fund, SunAmerica Tax Exempt Insured Fund and SunAmerica Core Bond Fund.

                              HISTORY OF THE FUNDS

     The Trust was organized in 1986 as an open-end management investment company. All of the Funds are diversified within the meaning of the 1940 Act.

     The Trust consists of six Funds; each offers Class A, Class B and Class II shares. In addition, the U.S. Government Securities Fund, the GNMA Fund, the Strategic Bond Fund, the High Yield Bond Fund and the Core Bond Fund offer Class I shares, the High Yield Bond Fund and the Core Bond Fund offer Class Z shares and the GNMA Fund offers Class Y shares. Class C shares of High Yield Bond Fund commenced offering March 6, 1997, and were redesignated Class II shares on December 1, 1998. Class II shares of the U.S. Government Securities, GNMA, Strategic Income and Tax Exempt Insured Funds commenced offering on June 1, 1999. Class Y shares commenced offering on January [-], 2002. On July 28, 2000, SunAmerica Federal Securities Fund was renamed SunAmerica GNMA Fund. On November 16, 2001, SunAmerica High Income Fund was renamed SunAmerica High Yield Bond Fund and SunAmerica Diversified Income Fund was renamed SunAmerica Strategic Bond Fund.

     At the August 22, 2001 Board Meeting, the Trustees approved the creation of the Core Bond Fund. The Core Bond Fund is the survivor of a reorganization with the Core Bond Fund of North American Funds (the "Prior Core Bond Fund"). The offering of such Fund's Class A, B, II, I and Z shares commenced on November 16, 2001. On November 16, 2001, two other Funds also engaged in reorganizations. The High Income Fund reorganized with the High Yield Bond Fund of North American Funds (the "Prior High Yield Bond Fund") and changed its name to High Yield Bond Fund. The Diversified Bond Fund reorganized with the Strategic Bond Fund of North American Funds (the "Prior Strategic Bond Fund") and changed its name to Strategic Bond Fund. For accounting, purposes, each of the Prior High Yield Bond Fund and Prior Strategic Bond Fund is considered the survivor of the respective reorganization. This means that the High Yield Bond Fund and Strategic Bond Fund, from and after November 16, 2001, will adopt the financial statements and performance record of the Prior High Yield Bond Fund and Prior Strategic Bond Fund, respectively.

     The Trustees also authorized, to commence offering on November 16, 2001 Class I shares for the U.S. Government Securities Fund, GNMA Fund, High Yield Bond Fund and Strategic Bond Fund and Class Z shares for the High Yield Bond Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

     For a description of the objectives, or "goals," of each of the Funds, see "More Information About the Funds" in the Prospectus. The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus. Unless otherwise specified, each Fund may invest in the following securities, but is not obligated to do so or to make use of the following investment techniques. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

CATASTROPHE BONDS. The Core Bond Fund and the Strategic Bond Fund may invest in "catastrophe bonds." Catastrophe bonds are fixed-income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" catastrophic event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or offshore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on companywide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

     Catastrophe bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these securities will develop. See "Illiquid and Restricted Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Catastrophe bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States government. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. Each Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States government. All of the foregoing are referred to collectively as "U.S. government securities." Securities issued or guaranteed by agencies or instrumentalities are supported by (i) the full faith and credit of the United States, such as obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration ("FMHA") or the Export-Import Bank;
(ii) the limited authority of the issuer to borrow from the U.S. Treasury, such as obligations of the Student Loan Marketing Association, the Federal Home Loan Mortgage Association ("FHLMC"), or the Tennessee Valley Authority; and (iii) the authority of the U.S. government to purchase certain obligations of the issuer, such as obligations of the Federal National Mortgage Association ("FNMA"), the Federal Farm Credit System or the Federal Home Loan Bank. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities as described in (ii) and (iii) above, other than as set forth, since it is not obligated to do so by law. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. U.S. Government Securities include certain mortgage-backed securities, as described below under "Mortgage-Backed Securities."

MORTGAGE-BACKED SECURITIES. Each Fund may invest in mortgage-backed securities. These securities represent participation interests in pools of residential mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others, which may or may not be guaranteed by agencies or instrumentalities of the U.S. government.

     Mortgage-backed securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment, which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities.
Additional  payments are caused by  prepayments  resulting  from the sale of the underlying residential property, refinancing or foreclosure (net of fees or costs that may be incurred). In addition, prepayment of principal on mortgage-backed securities, which often occurs when interest rates decline, can significantly change the realized yield of these securities. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

     The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

     Prepayments tend to increase during periods of declining interest rates and will most likely decrease during periods of rising interest rates. When prevailing interest rates rise, the value of a pass-through security may decrease as do the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that a Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by a Fund have a compounding effect which may increase the yield to shareholders more than debt obligations that pay interest semiannually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (I.E., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. Each Fund may purchase mortgage-backed securities at a premium or at a discount.

     The following is a description of GNMA, FHLMC and FNMA certificates, the most widely available mortgage-backed securities:

     ("GNMA CERTIFICATES"). GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that each Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the FMHA, or guaranteed by the Veteran's Administration ("VA"). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

     The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semiannually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

     FHLMC CERTIFICATES. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

     FNMA CERTIFICATES. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S.
government. However, FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

     COLLATERALIZED MORTGAGE OBLIGATIONS. Another type of mortgage-backed security in which each Fund may invest is a Collateralized Mortgage Obligation ("CMO"). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof (E.G., the U.S.

government, a U.S. government instrumentality, or a private issuer). The U.S. Government Securities Fund will not invest in privately issued CMOs except to the extent that they are collateralized by securities of entities that are instrumentalities of the U.S. government. CMOs generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (I.E., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

     Certain CMOs may be deemed to be investment companies under the 1940 Act. Each Fund intends to conduct operations in a manner consistent with this view, and therefore generally may not invest more than 10% of its total assets in CMOs that are deemed to be investment companies without obtaining appropriate regulatory relief. In reliance on Securities and Exchange Commission ("SEC") staff interpretations, each Fund may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act, but have obtained exemptive orders from the SEC from such provisions.

     STRIPPED MORTGAGE-BACKED SECURITIES. The mortgage-backed securities in which each Fund may invest include stripped mortgage-backed securities. Unlike U.S. Treasury securities, which are stripped into separate securities for each interest and principal payment, mortgage securities are generally stripped into only two parts: a Principal Only ("PO") strip representing all principal payments and an Interest Only ("IO") strip representing all interest payments.

     The feature that makes mortgage strips most useful in portfolio management is their interest rate sensitivity. In principle, mortgage strips can be very useful hedging devices for a variety of investors and portfolio managers. However, determining the degree of interest sensitivity of mortgage strips in different interest rate environments is extremely complicated.

     The precise sensitivity of mortgage-backed securities and their associated stripped securities to interest rate changes depends on many factors. First, the prepayment effect makes the interest rate sensitivity of mortgage-backed securities different from the interest sensitivity of Treasury securities. Second, the prepayment effect makes the PO and IO mortgage-backed strips much more sensitive, on average, to interest rates than the underlying mortgage-backed security. Third, the prepayment effect is sometimes so strong that an IO mortgage-backed strip will rise in value when interest rates rise and fall in value when interest rates fall -- precisely the opposite relationship from other fixed-income securities. This last feature of stripped mortgage-backed securities, the positive relationship between the value of some IO strips and interest rates, is particularly useful to investors who need to hedge a portfolio of other fixed-income securities.

     In addition to the stripped mortgage securities described above, the Strategic Bond Fund may invest in similar securities such as Super POs and Leveraged IOs and IOettes. Except for increased volatility from POs and IOs, respectively, risks associated with instruments such as Super POs, Leveraged IOs and IOettes, are similar in nature to those risks related to investments in POs or IOs, as the case may be. The Strategic Bond Fund may also invest in other similar instruments developed in the future that are deemed consistent with the investment objective, policies and restrictions of the Fund.

     MORTGAGE-BACKED SECURITY ROLLS. The U.S. Government Securities Fund, the GNMA Fund and the Strategic Bond Fund may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, the Fund will sell a mortgage-backed security to a U.S. government agency or financial institution and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks inherent in mortgage-backed security rolls include: (i) the risk of prepayment prior to maturity, (ii) the possibility that a Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and (iii) the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll a Fund will be required to segregate cash or other liquid securities in an amount equal to its obligation under the roll.

MONEY MARKET SECURITIES OF FOREIGN ISSUERS. Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers' acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and (iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities as described in the Prospectus.

ASSET-BACKED SECURITIES. Each Fund except the Strategic Bond Fund may invest up to 15% of its net assets in asset-backed securities meeting such Fund's credit quality restrictions. Each of the Strategic Bond Fund and the Core Bond Fund may invest in asset-backed securities without limitation. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Each Fund may also invest in privately issued asset-backed securities.

     Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

ZERO-COUPON SECURITIES. The U.S. Government Securities Fund, the GNMA Fund, the Strategic Bond Fund, and the High Yield Bond Fund may invest in zero-coupon securities issued by the U.S. Treasury and, in addition, (i) the Strategic Bond Fund, High Yield Bond Fund and Core Bond Fund may invest in zero-coupon securities issued by both domestic and foreign corporations, and (ii) the Tax Exempt Insured Fund may invest in zero-coupon securities issued by state and local government entities. Investors earn a return on a zero-coupon security by purchasing the bond at a discount, that is, by paying less than the face value of the bond. Since there are no periodic interest payments to reinvest, there is no reinvestment risk. The yield of a zero-coupon held to maturity is the yield quoted when the bond is sold. Because a zero-coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Because the Funds accrue taxable income from these securities without receiving cash, the Funds may be required to sell portfolio securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Funds. The Funds might also sell portfolio securities to maintain portfolio liquidity. In either case, cash distributed or held by the Funds and not reinvested will hinder the Funds in seeking a high level of current income.

     ZERO-COUPON U.S. GOVERNMENT SECURITIES. Zero-coupon U.S. Government Securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interest in such stripped debt obligations or coupons.

     CORPORATE ZERO-COUPON SECURITIES. Corporate zero-coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance and may also make interest payments in kind (E.G., with identical zero-coupon securities). Such corporate zero-coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrue the discount or interest on high-yield bonds structured as zero-coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. See "Foreign Securities" for a description of the risks involved in investments in foreign corporations.

PARTICIPATION INTERESTS. The Strategic Bond Fund, High Yield Bond Fund and Core Bond Fund may invest in loan participation interests, subject to the 15% of net assets limitation on illiquid investments. These participation interests provide each such Fund an undivided interest in a loan made by the issuing financial institution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. The loan participations in which the Funds may invest will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank that has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries (LDC debt). The loans underlying such participations may be secured or unsecured, and each Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term of revolving credit that extends for several years may be subdivided into shorter periods.

     The Funds may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, that have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as the percentage of a bank's prime rate. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as "C" by Moody's or "D" by S&P. In the event the borrower fails to pay scheduled interest or principal payments, a Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares.

     The loan participations in which each Fund will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender's rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

     No more than 5% of each Fund's net assets can be invested in participation interests of the same issuing bank. Each Fund must look to the creditworthiness of the borrowing entity, which is obligated to make payments of principal and interest on the loan. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss or principal and/or interest.

FOREIGN SECURITIES.  The Funds (other than U.S.  Government  Securities and GNMA
Fund) may also invest in debt obligations (which may be denominated in U.S. dollars or in non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign governments (including political subdivisions having taxing authority) or their agencies and instrumentalities, and debt obligations issued by U.S. corporations which are either denominated in non-U.S. currencies or traded in the foreign markets (E.G., Eurobonds). The Funds may purchase securities issued by issuers in any country; provided that a Fund may not invest more than 25% of its respective total assets in the securities issued by entities domiciled in any one foreign country. There is no restriction as to the size of the issuer.

     The percentage of the Fund's total assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

     The Adviser may direct the investment of assets of the Funds in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. The Funds may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Funds may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund's custodian in five days. The Funds may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Fund's investment policies, the Fund's investments in these types of securities will be deemed to be investments in the underlying securities. Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange are not considered "foreign securities" for purposes of a Fund's 25% limitation on investments in such securities.

     The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

     Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (E.G., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than in the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle-income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Fund's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

     Because certain Funds may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of each such Fund's assets and income available for distribution. In addition, although a portion of each Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. Each Fund may engage in foreign currency exchange transactions for hedging purposes to protect against changes in future exchange rates. See "Hedging Strategies." Costs will be incurred in connection with conversions between various currencies.

     The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Funds will invest only in securities denominated in foreign currencies that at the time of investment do not have significant government-imposed restrictions on conversion into U.S. dollars, there can be no assurance against subsequent imposition of currency controls. In addition, the values of foreign securities will fluctuate in response to changes in U.S. and foreign interest rates.

     Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock and bond markets that do not move in a manner parallel to U.S. markets. From time to time, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be reimposed.

     Because certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of these Fund's shares may change on days when a shareholder will not be able to purchase or redeem shares.

     EURODOLLAR INSTRUMENTS. If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of portfolios and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

FOREIGN SOVEREIGN DEBT SECURITIES. Investing in foreign sovereign debt securities may expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities, and those consequences are likely to be more pronounced in the case of developing and emerging countries. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

     The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend portfolios, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

     As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

     Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants. For additional information about Brady Bonds please refer to the discussion about Brady Bonds which begins on page 23.

     The Funds' investments in foreign sovereign debt securities may be in securities that are investment grade or below investment grade.

ILLIQUID AND RESTRICTED SECURITIES. Each Fund may invest in illiquid securities including repurchase agreements that have a maturity of longer than seven days, stripped mortgage securities, inverse floaters, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale subject to a non-fundamental restriction described below. (see "Investment Restrictions") Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Funds will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     For example, restricted securities that the Board of Trustees, or the Adviser pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placement of commercial paper issued in reliance on an exemption from the Securities Act pursuant to Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Adviser will consider, INTER ALIA, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (I.E., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a fund may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period.

     Commercial paper issues in which the Funds may invest, include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of

Rule 144A described above. A Fund's 10% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

     The staff of the SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as "cover" for written OTC options are illiquid. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). The Core Bond Fund, the Strategic Bond Fund and the High Yield Bond Fund may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code"). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

SHORT-TERM AND TEMPORARY DEFENSIVE INSTRUMENTS. In addition to its primary investments, each Fund may also invest up to 10% of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). For temporary defensive purposes, each Fund may invest up to 100% of its total assets in short-term fixed-income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). A description of securities ratings is contained in the Appendix to this Statement of Additional Information.

     Subject to the limitations described above, the following is a description of the types of money market and short-term fixed-income securities in which the Funds may invest:

     U.S. GOVERNMENT SECURITIES: See the section entitled "U.S. Government Securities" above.

     COMMERCIAL PAPER: Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. Each Fund's commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates, while interest rates under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under these notes at any time, up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption, 14 days after the initial investment therein. With both types of notes, a Fund's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, a Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization.

     CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES: Certificates of deposit including Eurodollar certificates of deposit issued by domestic or foreign banks located outside the U.S., are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

     Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

     The Funds will generally open interest-bearing accounts only with, or purchase certificates of deposit or bankers' acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

     CORPORATE OBLIGATIONS: Corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see the section entitled "Commercial Paper" above.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS: See the sections entitled "Repurchase Agreements" and "Reverse Repurchase Agreements" below.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements only involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser in order to generate income while providing liquidity. In such agreements, the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days (and generally within seven days) although it may extend over a number of months. The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund's money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a market value at least equal to 102% of the repurchase price, including accrued interest. However, a Fund may collateralize the amount of such transaction at 100% if the collateral is cash. The instruments held as collateral are valued daily and if the value of the instruments declines, a Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. A Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 10% of the value of its total assets. However, for temporary defensive purposes, there is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements having a maturity of seven days or less.

REVERSE REPURCHASE AGREEMENTS. Each Fund may engage in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Funds will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Fund will segregate cash or liquid securities in an amount at least equal to 102% of its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

INTEREST-RATE SWAP TRANSACTIONS. The Core Bond Fund, the Strategic Income and the High Yield Bond Fund may enter into either asset-based interest-rate swaps or liability-based interest-rate swaps, depending on whether it is hedging its assets or its liabilities. A Fund will usually enter into interest-rate swaps on a net basis, I.E., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Since these hedging transactions are entered into for good faith hedging purposes, the Adviser believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the borrowing restrictions applicable to each Fund. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated in a manner that satisfies the requirements of the 1940 Act. To the extent that a Fund enters into interest-rate swaps on other than a net basis, the amount segregated will be the full amount of the Fund's obligations, if any, with respect to such interest-rate swaps, accrued on a daily basis. A Fund may pledge up to 5% of its net assets in connection with interest-rate swap transactions. A Fund will not enter into any interest-rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

     The use of interest-rate swaps is a highly speculative activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared to what it would have been if this investment technique was never used.

     A Fund may enter into interest-rate swaps only to hedge its portfolio. Interest-rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest-rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest-rate swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest-rate swaps.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Fund may purchase or sell such securities on a "when-issued" or "delayed-delivery" basis. Although a Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. While the Fund will purchase securities on a when-issued or delayed-delivery basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Fund will segregate cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Fund will likewise segregate liquid assets in respect of securities sold on a delayed-delivery basis.

     A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. If a Fund chooses (i) to dispose of the right to acquire a when-issued security prior to its acquisition or (ii) to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

     To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement, will affect the value of such securities and may cause a loss to a Fund.

     When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

WHEN, AS AND IF ISSUED SECURITIES. Each Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized until the Adviser determines that issuance of the security is probable. At such time, each Fund will record the transaction, and in determining its net asset value, will reflect the value of the security daily. At such time, each Fund will also segregate cash or liquid securities equal in value to recognized commitments for such securities. The value of a Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by a Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. Subject to the foregoing restrictions, each Fund may purchase securities on such basis without limit. An increase in the percentage of a Fund's assets committed to the purchase of securities on a when, as and if issued basis, may increase the volatility of its net asset value. The Adviser does not believe that the net asset value of the Funds will be adversely affected by its purchase of securities on such basis.

LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Fund may lend portfolio securities in amounts up to 33% of total assets to brokers, dealers and other financial institutions; PROVIDED THAT such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least 102% of the market value, determined daily, of the loaned securities. In lending its portfolio securities, a Fund receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Fund continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will generally be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Fund; and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. Each Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

     Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan in whole or in part, as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan.

PREFERRED STOCKS. The Strategic Bond Fund's investment in fixed income securities issued by domestic corporations may include preferred stocks. In addition, up to 20% of the High Yield Bond Fund's and the Core Bond Fund's total assets may be invested in common stocks, preferred stocks, or other equity securities. Dividends on some preferred stock may be "cumulative" if stated dividends from prior periods have not been paid. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock are generally subordinate to rights associated with a corporation's debt securities.

WARRANTS AND RIGHTS. The Strategic Bond Fund may invest up to 5% and the Core Bond Fund may invest up to 10% of its total assets (at the time of purchase) in warrants and rights. These Funds will invest only in those warrants or rights:
(i) acquired as part of a unit or attached to other securities purchased by the Fund; or (ii) acquired as part of a distribution from the issuer.

Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Prices of warrants do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. Warrants and rights have no voting rights, pay no dividends and confer no rights, other than the right to purchase the underlying stock, with respect to the assets of the issuer.

PAY-IN-KIND BONDS. Investments of the GNMA Fund, the Strategic Bond Fund, the High Yield Bond Fund and the Core Bond Fund in fixed-income securities may include pay-in-kind bonds. These are securities which pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds can be either senior or subordinated debt and trade flat (I.E., without accrued interest). The price of pay-in-kind bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

BRADY BONDS. The Core Bond Fund expects that a portion of its emerging market governmental debt obligations will consist of "Brady Bonds." Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan." This is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the Core Bond Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside the scope of the Brady Plan.

     Agreements issued under the Brady Plan have been designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Brady Bonds have typically traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The Core Bond Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

HYBRID INSTRUMENTS; INDEXED/STRUCTURED SECURITIES. The Core Bond Fund, the High Yield Bond Fund and the Strategic Bond Fund may invest in Hybrid Instruments. Hybrid Instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

     Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

     The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

     Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

     Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

     Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodity Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, each Fund will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).

DERIVATIVES STRATEGIES. Each Fund may write (I.E., sell) call options ("calls") on securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale up to 100% of a Fund's total assets may be subject to calls. All such calls written by a Fund must be "covered" while the call is outstanding (I.E., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (defined below) used to enhance income, must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

     In addition, the Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

HEDGING STRATEGIES. For hedging purposes as a temporary defensive maneuver, certain Funds may use forward contracts on foreign currencies ("Forward Contracts") and each Fund may use interest-rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts (together, "Futures"), call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as "Hedging Instruments"); except that the U.S. Government Securities Fund, the GNMA Fund and the Tax Exempt Insured Fund may not engage in foreign currency Futures and options thereon. Hedging Instruments may be used to attempt: (i) to protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) to protect a Fund's unrealized gains in the value of its equity and debt securities that have appreciated;
(iii) to facilitate selling securities for investment reasons; (iv) to establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) to reduce the risk of adverse currency fluctuations. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

     A Fund's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of a Fund's portfolio, to permit a Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, a Fund could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Fund could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Strategic Bond Fund and the High Yield Bond Fund could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot ("cash") rate. Additional information about the Hedging Instruments the Funds may use is provided below.

OPTIONS

     OPTIONS ON SECURITIES. As noted above, each Fund may write and purchase call and put options on equity and debt securities.

     When a Fund writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Fund has retained the risk of loss which could be substantial if the Fund does not own the underlying securities, should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for federal income tax purposes, and when distributed by the Fund, are taxable as ordinary income. If a Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

     When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Fund will lose its premium payment and the right to purchase the underlying investment.

     A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put, has the same economic effect to a Fund as writing a covered call. The premium a Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As described above, for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for federal tax purposes, and when distributed by a Fund, are taxable as ordinary income.

     When a Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit.)

     Buying a put on an investment a Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

     When writing put options on securities, to secure its obligation to pay for the underlying security, a Fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Fund to take delivery of the underlying security against payment of the exercise price. A Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     OPTIONS ON FOREIGN CURRENCIES. The Strategic Bond Fund, the High Yield Bond Fund and the Core Bond Fund may write and purchase calls on foreign currencies. A call written by a Fund on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration which is segregated by the Fund) upon conversion or exchange of other foreign currency held in its portfolio. A call written by a Fund on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by maintaining with the Fund's custodian cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transactions costs.

     OPTIONS ON SECURITIES INDICES. As noted above, under "Hedging Strategies," each Fund may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above pertaining to calls.

FUTURES AND OPTIONS ON FUTURES

     FUTURES. Upon entering into a Futures transaction, a Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin payment will be deposited with the Fund's custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

     Interest-rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest-rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest-rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest-rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest-rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest-rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest-rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

     Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

     As noted above, the Strategic Bond Fund, the High Yield Bond Fund and the Core Bond Fund may purchase and sell foreign currency futures contracts for hedging to attempt to protect current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

     Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

     OPTIONS ON FUTURES. As noted above, each Fund may purchase and write options on interest-rate futures contracts and stock and bond index futures contracts, and the Strategic Bond Fund, the High Yield Bond Fund and the Core Bond Fund may purchase and write options on foreign currency futures contracts. (Unless otherwise specified, options on interest-rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures").

     The writing of a call on a Futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Fund's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     A Fund may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase calls on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call but the securities which the Fund intends to purchase may be less expensive.

FORWARD CONTRACTS

     Certain Funds may use Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date

(which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

     A Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. A Fund will use Forward Contracts for hedging purposes only.

     A Fund may enter into Forward Contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     A Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedged").

     The Fund will segregate cash or liquid securities having a value equal to the aggregate amount of the Fund's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges to the extent that such positions are not otherwise covered. If the value of the segregated assets declines, additional cash or liquid securities will be segregate on a daily basis so that the value of the segregated assets will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating all or a portion of these assets, a Fund may purchase a call permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

     Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Portfolio if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

ADDITIONAL INFORMATION ABOUT OPTIONS

     The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Fund's entering into a closing transaction.

     A Fund's ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options,
(2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of an exchange, (5) inadequacy of the facilities of an exchange to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

     A Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, thus increasing portfolio turnover. Although such exercise is within a Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and are individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

     Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

REGULATORY ASPECTS OF DERIVATIVES AND HEDGING INSTRUMENTS

     Each Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon, under a rule (the "CFTC Rule") adopted by the CFTC under the Commodity Exchange Act (the "CEA"), which excludes the Fund from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Fund may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Fund may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing Futures positions and option premiums would exceed 5% of the net assets of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. However, the Fund intends to engage in Futures transactions and options thereon only for hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     Transactions in options by a Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Fund purchases a Future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underling such Future, less the margin deposit applicable to it.

POSSIBLE RISK FACTORS IN HEDGING

     In addition to the risks discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of a Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (I.E., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

     If a Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

     When conducted outside the United States, hedging and other strategic transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United

States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

OTHER DERIVATIVES STRATEGIES

     In the future, each Fund may employ derivatives, Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Fund's investment objectives, legally permissible and adequately disclosed.

BORROWING. In seeking to enhance investment performance, the GNMA Fund, Strategic Bond Fund and High Yield Bond Fund may each increase its ownership of securities by borrowing at fixed rates of interest and investing the borrowed funds, subject to the restrictions stated herein. Such borrowing may have a leveraging effect on a Fund. This practice may help a Fund increase the net asset value of its shares in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the net asset value of a Fund's shares would be reduced by a greater amount than would otherwise be the case. The effect of such borrowing will therefore tend to magnify the gains or losses to a Fund as a result of investing the borrowed monies. During periods of substantial borrowings, the net asset value of a Fund's shares would be reduced due to the added expense of interest on borrowed monies. Each Fund is authorized to borrow and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (I.E., 50% of its net assets). The time and extent to which a Fund may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board. Any such borrowing will be made pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of the Fund's asset less its liabilities other than borrowings is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Fund's asset so computed should fail to meet the 300% asset coverage requirement, the Fund is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of the Fund's assets fluctuate in value, but borrowing obligations are fixed when the Fund has outstanding borrowings, the net asset value per share of the Fund correspondingly will tend to increase and decrease more when the Fund's assets increase or decrease in value than would otherwise be the case. The Fund's policy regarding use of borrowing is a fundamental policy, which may not be changed without approval of the shareholders of the Fund.

     Funds may borrow for  temporary or emergency  purposes to settle  trades or
cover   redemptions,   to  the  extent  prescribed  in  the  Trust's  Investment
Restrictions.

HIGH-YIELD/HIGH-RISK SECURITIES. The Strategic Bond Fund and Core Bond Fund may, and the High Yield Bond Fund will, invest in lower-rated bonds commonly referred to as "junk bonds." These securities are rated "Baa" or lower by Moody's Investors Service, Inc. ("Moody's") or

"BBB" or lower by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P"). Each Fund may invest in securities rated as low as "C" by Moody's or "D" by S&P. These ratings indicate that the obligations are speculative and may be in default. In addition, each such Fund may invest in unrated securities subject to the restrictions stated in the Prospectus. The U.S. Government Securities Fund, the GNMA Fund and the Tax Exempt Insured Fund will not invest in junk bonds.

     CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK SECURITIES. It should be noted that lower-rated securities are subject to risk factors such as:
(a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions which may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation which could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds (E.G., zero-coupon bonds or pay-in-kind bonds).

     Ratings assigned by Moody's and S&P to high-yield bonds, like other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a portfolio security's rating is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high-yield bonds may make achievement of a Fund's objective more dependent on the Adviser's own credit analysis than is the case for higher-rated bonds.

     Market prices for high-yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high-yield bonds.

     The risk of default in payment of principal and interest on high-yield bonds is significantly greater than with higher-rated debt securities because high-yield bonds are generally unsecured and are often subordinated to other obligations of the issuer. Further, the issuers of high-yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

GROWTH OF HIGH-YIELD, HIGH-RISK BOND MARKET. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for high-yield, high-risk bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

PAYMENT EXPECTATIONS. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

LIQUIDITY AND VALUATION. There is a thinly traded market for high-yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, the Strategic Bond Fund and High Yield Bond Fund may have difficulty valuing the high-yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired.

LEGISLATION. Federal laws limit the deductibility of interest paid by certain corporate issuers of high yield bonds. These laws could adversely affect the financial condition of issuers of these securities and the value of outstanding high yield securities.

TAXES. A Fund may purchase debt securities (such as zero-coupon, pay-in-kind or stripped securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

     As a result of all these factors, the net asset value of the Core Bond Fund, the High Yield Bond Fund and the Strategic Bond Fund, to the extent it invests in high-yield bonds, is expected to be more volatile than the net asset value of funds which invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause a fund to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

MUNICIPAL SECURITIES AND SHORT-TERM TAXABLE SECURITIES. Subject to the restrictions set forth in the Prospectus, the Tax Exempt Insured Fund seeks to achieve its investment objective by investing in Municipal Securities and Short-Term Taxable Securities (defined below).

     MUNICIPAL SECURITIES. "Municipal Securities" include long-term (I.E., maturing in over ten years) and medium-term (I.E., maturing from three to ten years) municipal bonds ("Municipal Bonds") and short-term (I.E., maturing in one day to three years) municipal notes and tax-exempt commercial paper ("Municipal Notes"), and in each case refers to debt obligations issued by or on behalf of states, territories and possessions of the United States and of the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel at the time of issuance, exempt from federal income tax.

     The two principal classifications of Municipal Bonds are general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal and interest on the bonds. Revenue or special obligation bonds are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. There are, of course, variations in the quality of Municipal Bonds, both within a particular classification and between classifications.

     Municipal Housing Bonds are Municipal Bonds issued by state and municipal authorities established to purchase single family and other residential mortgages from commercial banks and other lending institutions within the applicable state or municipality. Such Bonds are typically revenue or special obligation bonds in that they are secured only by the authority issuing such bonds. Such authorities are located in or have been established by at least 45 states and generally are intended to facilitate the construction and sales of housing for low income families. Generally, the authorities are not entitled to state or municipal appropriations from general tax revenues. As a result, and because investors in Municipal Housing Bonds receive repayments of principal as the underlying mortgages are paid prior to maturity, the yields obtainable on such Bonds exceed those of other similarly rated Municipal Bonds. Municipal Housing Bonds are used to purchase single family or other residential mortgages which may or may not be insured by the FHA or guaranteed by the VA. Some Municipal Housing Bonds, however, are used only to purchase residential mortgages that are either insured by the FHA or guaranteed by the VA. Under FHA insurance programs, upon the conveyance of the insured premises and compliance with certain administrative procedures, the FHA pays mortgage insurance benefits equal to the unpaid principal amount of the defaulted mortgage loan. Under a VA guaranty, the VA guarantees the payment of a mortgage loan up to a maximum. The liability of the VA on any such guaranty is reduced or increased pro rata with any reduction or increase in the amount of indebtedness, but in no event will the amount payable on the guaranty exceed the amount of the original guaranty. Notwithstanding the dollar and percentage limitations of the guaranty, a mortgagee will ordinarily suffer a monetary loss only when the difference between the unsatisfied indebtedness and the proceeds of a foreclosure sale of the mortgaged premises is greater than the original guaranty as adjusted. The VA may, at its option and without regard to the guaranty, make full payment to a mortgagee of the unsatisfied indebtedness on a mortgage loan upon its assignment to the VA of the property. As most Municipal Housing Bonds are secured only by the mortgages purchased, bonds used to purchase mortgages that are either insured by the FHA or guaranteed by the VA will have less risk of loss of principal than bonds used to purchase comparable mortgages that are not insured by the FHA or guaranteed by the VA. Although the Fund will attempt to diversify its holding of Municipal Housing Bonds geographically, there may be similar factors affecting the mortgagor's ability to maintain, payments under the underlying mortgages. Such factors could include changes in national and state policies relating to transfer payments such as unemployment insurance and welfare, and adverse economic developments, particularly those affecting less skilled and low income workers.

     The Fund may invest in Municipal Bonds which, on the date of investment, are within the four highest ratings of Moody's ("Aaa," "Aa," "A," "Baa") or S&P ("AAA," "AA," "A," "BBB") or in Municipal Bonds which are not rated, provided that in the opinion of the Adviser, such Municipal Bonds are comparable in quality to those within the four highest ratings. Though bonds rated Baa or BBB normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for such bonds than for bonds in higher rated categories. Occasional speculative factors apply to some bonds in this category.

     The ratings of Moody's and S&P represent their respective opinions of the qualities of the securities they undertake to rate and such ratings are general and are not absolute standards of quality. In determining suitability of investment in a particular unrated security, the Adviser will take into consideration asset and debt coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issuers.

     The Fund has no restrictions on the maturity of Municipal Securities in which it may invest. The Fund seeks to invest in Municipal Securities of such maturities that in the judgment of the Adviser will provide a high level of current income consistent with liquidity requirements and market conditions after taking into account the cost of any insurance obtainable on such Municipal Securities. While short-term trading increases the Fund's turnover, the execution costs for Municipal Securities are substantially less than for equivalent dollar values of equity securities.

     Generally, the value of Municipal Securities will change as the general level of interest rates fluctuate. During periods of rising interest rates, the value of outstanding long-term, fixed-income securities generally decline. Conversely, during periods of falling interest rates, the value of such securities generally increase. The value of the Fund's shares fluctuates with the value of its investments. In addition, the individual credit ratings of issuers' obligations, the ability of such issuers to make payments of interest and principal on their obligations, and the value of any insurance applicable thereto, also affects the value of the Fund's investments.

     Yields on Municipal Bonds vary depending on a variety of factors, including the general condition of the financial markets and of the municipal bond market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Generally, Municipal Bonds of longer maturities produce higher current yields but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors than are Municipal Bonds with shorter maturities. Similarly, lower-rated Municipal Bonds generally produce a higher yield than higher-rated Municipal Bonds due to the perception of a greater degree of risk as to the ability of the issuer to pay principal and interest obligations.

     The Fund will not invest more than 25% of its total assets in Municipal Securities, the issuers of which are located in the same state. On a temporary defensive basis or due to market conditions, the Fund may invest up to 100% of its total assets in Municipal Notes and Short-Term Taxable Securities (neither of which are insured), as well as in repurchase agreements collateralized by such securities.

     SHORT-TERM TAXABLE SECURITIES. "Short-Term Taxable Securities" mature in one year or less from the date of purchase and consist of the following obligations, the income from which is subject to federal income tax: obligations of the U.S. government, its agencies or instrumentalities, some of which may be secured by the full faith and credit of the U.S. government and some of which may be secured only by the credit of the agency or instrumentality of the U.S. government issuing such obligations; corporate bonds or debentures rated within the four highest grades by either Moody's or S&P; commercial paper rated by either of such rating services (Prime-1 through Prime 2- or A-1 through A-2, respectively) or, if not rated, issued by companies having an outstanding debt issue rated at least "A" by either of such rating services; certificates of deposit and bankers' acceptances of banks having assets in excess of $2 billion.

     INSURANCE FEATURE. The Fund under normal market conditions invests at least 65% of its total assets in Municipal Bonds that, at the time of purchase, either
(1) are insured under a Mutual Fund Insurance Policy ("Fund Policy") issued to the Trust for the benefit of the Fund by Financial Guaranty Insurance Company ("Financial Guaranty") or another insurer (subject to the limitations set forth below); (2) are insured under an insurance policy obtained by the issuer or underwriter of such Municipal Bonds at the time of original issuance thereof (a "New Issue Insurance Policy"); or (3) are without insurance coverage, PROVIDED THAT, an escrow or trust account has been established pursuant to the documents creating the Municipal Bonds and containing sufficient U.S. Government Securities backed by the U.S. government's full faith and credit pledge in order to ensure payment of principal and interest on such bonds. If a Municipal Bond is already covered by a New Issue Insurance Policy when acquired by the Fund, then coverage will not be duplicated by a Fund Policy; if a Municipal Bond, other than that described in (3) above, is not covered by a New Issue Insurance Policy then it may be covered by a Fund Policy purchased by the Trust for the benefit of the Fund. The Fund may also purchase Municipal Notes that are insured. However, in general, Municipal Notes are not presently issued with New Issue Insurance Policies and the Fund does not generally expect to cover Municipal Notes under its Fund Policy. Accordingly, the Fund does not presently expect that any significant portion of the Municipal Notes it purchases will be covered by insurance. Securities other than Municipal Bonds and Notes purchased by the Fund are not covered by insurance. Although the insurance feature reduces certain financial risks, the premiums for a Fund Policy, which are paid from the Fund's assets, and the restrictions on investments imposed by the guidelines in a Fund Policy, reduce the Fund's current yield. For the fiscal year ended March 31, 2001, the premiums paid by Tax Exempt Insured Fund for a Fund Policy were 0.00% of the average net assets of the Fund.

     In order to be considered as eligible insurance by the Fund, such insurance policies must guarantee the scheduled payment of all principal and interest on the Municipal Bonds as they become due for as long as such Bonds remain held by the Fund in the case of a Fund Policy, and for as long as such Bonds are outstanding in the case of a New Issue Insurance Policy. However, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured Municipal Bond, the insurer is not obligated to make such payment until a specified time period after it has been notified by the Fund that such non-payment has occurred. (The Financial Guaranty Fund Policy described below provides that payments will be made on the later of the date the principal or interest becomes due for payment or the business day following the day on which Financial Guaranty shall have received notice of non-payment from the Fund.) For these purposes, a payment of principal may be due only at final maturity of the Municipal Bond and not at the time any earlier sinking fund payment is due. The insurance does not guarantee the market value of the Municipal Bonds or the value of the shares of the Fund and, except as described below, has no effect on the price or redemption value of the Fund's shares.

     It is anticipated that the insured Municipal Bonds held by the Fund will be insured by Financial Guaranty (see "Financial Guaranty" below). However, the Fund may obtain insurance on its Municipal Bonds or purchase insured Municipal Bonds covered by policies issued by other insurers; provided, any such company has a claims-paying ability rated "AAA" by S&P or "Aaa" by Moody's. S&P and Moody's have rated the claims-paying ability of Financial Guaranty and the Municipal Bonds insured by Financial Guaranty at "AAA" and "Aaa," respectively.

NEW ISSUE INSURANCE POLICIES. The New Issue Insurance Policies, if any, will have been obtained by the issuer of the Municipal Bonds and all premiums with respect to such Bonds for the lives thereof will have been paid in advance by such issuer. Such policies are generally non-cancelable and will continue in force so long as the Municipal Bonds are outstanding and the insurer remains in business. Since New Issue Insurance Policies remain in effect as long as the Bonds are outstanding, the insurance may have an effect on the resale value of the Municipal Bonds. Therefore, New Issue Insurance Policies may be considered to represent an element of market value in regard to Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

MUTUAL FUND INSURANCE POLICY. The Trust has obtained a Fund Policy on behalf of the Tax Exempt Insured Fund from Financial Guaranty. Under the Fund Policy, if the principal of or interest on a bond covered by the Fund Policy is due for payment, but is unpaid by reason of non-payment by the issuer, Financial Guaranty, upon proper notice by the Fund, will make a payment of such amount to a fiscal agent for the benefit of the Fund, upon the fiscal agent receiving from the Fund (i) evidence of the Fund's right to receive payment of the principal or interest due for payment and (ii) evidence that all of the Fund's right to such payment of the principal or interest due for payment shall thereupon vest with Financial Guaranty. The principal of a bond is considered due for payment under the Fund Policy at the stated maturity date of such bond or the date on which the same shall have been duly called for mandatory sinking fund redemption. The principal of a bond will not be considered due for payment under the Fund Policy by reason of a call for redemption (other than a mandatory sinking fund redemption), acceleration or other advancement of maturity. The interest on a bond is considered due under the Fund Policy on the stated date for payment. "Non-payment" by an issuer of bonds is when that issuer has not provided, on a timely basis, sufficient funds to the paying agent of the issuer for payment in full of all principal and interest due for payment.

     Financial Guaranty's obligation to insure any particular bond which it has agreed to insure is subject only to the Fund's becoming the owner of such bond
(i) on or before the 100th day following the date on which the Fund purchases such bond or (ii) on or before the 150th day following the purchase date in the case of "when, as and if issued" bonds which the issuer thereof has failed on a timely basis to deliver in definitive form to the purchasers thereof. So long as the Fund becomes the owner on or before the 100th or 150th day following the purchase date, as the case may be, such bond will be insured as of the purchase date. Once the insurance under the Fund Policy is effective with respect to the Municipal Bonds, it covers the Municipal Bonds only so long as the Fund is in existence, Financial Guaranty is still in business, the covered Municipal Bonds continue to be held by the Fund, and the Fund pays the insurance premium monthly with respect to the covered Municipal Bonds. In the event of a sale of any Municipal Bond held by the Fund or payment thereof prior to maturity, the Fund Policy terminates as to such Municipal Bond and Financial Guaranty is liable only for those payments of principal and interest which are then due and owing. However, if in the judgment of the Adviser it would be to the Fund's advantage, the Trust, on behalf of the Fund, may purchase additional insurance (if available at an acceptable premium) that will extend the insurance coverage on such Municipal Bond until maturity.

     The Fund Policy provides that it is non-cancelable by Financial Guaranty except for non-payment of premiums. Once the Fund purchases a bond and begins paying a premium for that bond based upon a stated annual premium, that annual premium rate cannot be changed by Financial Guaranty so long as the bond is owned by the Fund and insured under the Fund Policy. Similar Municipal Bonds purchased at different times, however, may have different premiums. The Trust, at the request of the Fund, may cancel the Fund Policy at any time upon written notice to Financial Guaranty and may do so if the Fund determines that the benefits of the Fund Policy are not justified by the expense involved. In the event the Fund were to cancel the Fund Policy and not obtain a substitute, the Fund would satisfy its investment policy concerning the portion of its portfolio required to be invested in insured Municipal Bonds by limiting such investments to Municipal Bonds covered by New Issue Insurance Policies. If adequate quantities of such Municipal Bonds were not available, the Fund would promptly seek approval of its shareholders to change its name and its fundamental investment policy.

     If the Fund discontinues insuring newly acquired Municipal Bonds with Financial Guaranty, it has the right to continue paying premiums to Financial Guaranty for all Municipal Bonds previously insured and still held by the Fund and keep the insurance in force as to those Municipal Bonds. The insurance premiums will be payable monthly in advance by the Fund based on a statement of premiums duly supplied by Financial Guaranty. The amount of premiums due will be computed on a daily basis for purchases and sales of covered Municipal Bonds during the month. If the Fund sells a Municipal Bond or that Bond is redeemed, Financial Guaranty will refund any unused portion of the premium.

     Municipal Bonds are eligible for insurance under the Fund Policy if they are, at the time of purchase by the Fund, identified separately or by category in qualitative guidelines (based primarily on ratings) furnished by Financial Guaranty, and are in compliance with the aggregate limitations on amounts set forth in such guidelines. Premium variations are based, in part, on the rating of the Municipal Bond being insured at the time the Fund purchases such Bond. Financial Guaranty may be willing to insure only a portion of the outstanding bonds, or issue of bonds, by any particular issuer. In such event, Financial Guaranty will advise the Fund, on a quarterly basis, of any limitation on the insurance available for such Municipal Bonds. Once Financial Guaranty has established such a limitation, it cannot reduce that limitation for any issue during that quarter, but Financial Guaranty may, at its sole discretion, remove at any time, any Municipal Bond from its list of bonds eligible to be insured if the credit quality of such Municipal Bond has materially deteriorated after the quarterly limitation is made. Once such Municipal Bond is removed from the list of bonds eligible to be insured, the Fund cannot acquire insurance upon such Municipal Bond from Financial Guaranty. Financial Guaranty, however, must continue to insure the full amount of such bonds previously acquired so long as they remain held by the Fund and were, at the time of purchase by the Fund, considered eligible by Financial Guaranty. The qualitative guidelines and aggregate amount limitations established by Financial Guaranty, from time to time, will not necessarily be the same as those the Adviser would use to govern selection of Municipal Bonds for the Fund's investments. Therefore, from time to time, such guidelines and limitations may affect investment decisions. When the Fund's investment policies are more restrictive than the qualitative guidelines and aggregate amount limitations established by Financial Guaranty or any other insurer, the Fund's policies will govern.

     Because coverage under the Fund Policy terminates upon sale of a Municipal Bond held by the Fund, the insurance does not have any effect on the resale value of Municipal Bonds. Therefore, the Adviser may decide to retain any insured Municipal Bonds which are in default or, in the view of the Adviser, in significant risk of default and to recommend to the Trustees that the Fund place a value on the insurance which will be equal to the difference between the market value of the defaulted Municipal Bond and the market value of similar Municipal Bonds of minimum investment grade (I.E., rated "BBB") that are not in default. As a result, the Adviser may be unable to manage fully the Fund's investments to the extent that it holds defaulted Municipal Bonds, which will limit the ability of the Adviser in certain circumstances to purchase other Municipal Bonds. While a defaulted Municipal Bond is held by the Fund, the Fund continues to pay the insurance premium thereon, but also collects interest payments from the insurer and retains the rights to collect the full amount of principal from the insurer when the Municipal Bond comes due. The Fund expects that the market value of a defaulted Municipal Bond covered by a New Issue Insurance Policy will generally be greater than the market value of an otherwise comparable defaulted Municipal Bond covered by the Fund Policy.

SECONDARY MARKET INSURANCE POLICIES. On behalf of the Fund, the Trust may, at any time, purchase from Financial Guaranty a secondary market insurance policy (a "Secondary Market Policy") on any Municipal Bond currently covered by the Fund Policy at the time such Bond was purchased by the Fund. The coverage and obligation to pay monthly premiums under the Fund Policy would cease with the purchase by the Trust of a Secondary Market Policy.

     By purchasing a Secondary Market Policy, the Trust would, upon payment of a single premium, obtain similar insurance for the Fund against non-payment of scheduled principal and interest for the remaining term Municipal Bond, regardless of whether the Fund then owned the Bond. Such insurance coverage will be non-cancelable and will continue in force so long as the Municipal Bonds so insured are outstanding. The purpose of acquiring such a policy would be to enable the Fund to sell the Municipal Bond to a third party as an "AAA"/"Aaa" rated insured Municipal Bond at a market price higher than what otherwise might be obtainable if the security were sold without the insurance coverage. (Such rating is not automatic, however, and must specifically be requested for each Municipal Bond.) Any difference between the excess of a Municipal Bond's market value as an "AAA"/"Aaa" rated Municipal Bond over its market value without such rating and the single premium payment would inure to the Fund in determining the net capital gain or loss realized by the Fund upon the sale of the Bond.

     Since Secondary Market Policies remain in effect as long as the Municipal Bonds insured thereby are outstanding, such insurance may have an effect on the resale value of such Bonds. Therefore, Secondary Market Policies may be considered to represent an element of market value with regard to Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be estimated. Since the Fund has the right under the Fund Policy to purchase such Secondary Market Policy even if an eligible Municipal Bond is currently in default as to any payments by the issuer, the Fund would have the opportunity to sell such Bond, and not be obligated to hold it in its portfolio in order to continue the Fund Policy in force.

FINANCIAL GUARANTY. Financial Guaranty is a wholly owned subsidiary of FGIC Corporation, a Delaware holding company. Financial Guaranty, domiciled in the State of New York, commenced its business of providing insurance and financial guarantees for a variety of investment instruments in January 1984. FGIC Corporation is a subsidiary of General Electric Capital Corporation. Neither FGIC Corporation nor General Electric Capital Corporation is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty, in addition to providing insurance for the payment of interest and principal of municipal bonds and notes held in mutual fund portfolios, provides insurance for all, or a portion of, new and secondary market issues of municipal bonds and notes and for municipal bonds and notes held in unit investment trust portfolios. It is also authorized, in some states, to write fire, property damage liability, worker's compensation and employers' liability and fidelity and surety insurance.

     Financial Guaranty is currently licensed to provide insurance in 50 states and the District of Columbia, files reports with state insurance regulatory agencies and is subject to audit and review by such authorities. Such regulation, however, is no guarantee that Financial Guaranty will be able to perform its contracts of insurance in the event a claim should be made thereunder at some time in the future.

     The information relating to Financial Guaranty contained herein has been furnished by Financial Guaranty. No representation is made herein as to the accuracy or adequacy of such information subsequent to the date hereof. The Fund may purchase insurance from Financial Guaranty or from other insurers. The use of insurance will result in a lower yield to shareholders of the Fund than would be the case if non-insured securities were purchased.

                             INVESTMENT RESTRICTIONS

     Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A "majority of the outstanding voting securities" of a Fund for this purpose means the lesser of
(i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or
(ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions. Under these restrictions:

          (1) Each Fund may not purchase securities on margin, but each Fund may obtain such short-term credits as may be necessary for the clearance of transactions;

          (2) Each Fund may not issue senior securities or borrow money or pledge its assets except that: (i) each Fund may borrow for temporary or emergency purposes in amounts not exceeding 5% (33 1/3% for Strategic Bond Fund, High Yield Bond Fund and Core Bond Fund) (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; and (ii) the GNMA Fund may borrow money to purchase securities in amounts not exceeding 50% of its net assets and pledge its assets to secure such borrowings;

          (3) Each Fund may not purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund's total assets, more than 25% of the Fund's total assets (taken at current value) would be invested in a single industry, or (iii) as to all of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer;

          (4) Each Fund may not buy or sell commodities or commodity contracts (except financial futures as described under "Investment Objectives and Policies" above) or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

          (5) Each Fund may not act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain Federal securities laws;

          (6) Each Fund may not make loans, except through (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with other illiquid assets being limited to 10% of the Fund's total assets), (ii) loans of portfolio securities (limited to 33% of a Fund's assets), (iii) participation in loans to foreign governments or companies, and (iv) as otherwise permitted by exemptive order of the SEC;

     The following additional restrictions are not fundamental policies and may be changed by the Trustees without a shareholder vote:

          (7) Each Fund may not make short sales of securities to maintain a short position, except that each Fund may effect short sales against the box;

          (8) Each Fund may not purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

          (9) Each Fund may not invest in any securities of any issuer if, to the knowledge of the Fund, any officer, Trustee or director of the Trust or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issue, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

          (10) Each Fund may not make investments for the purpose of exercising control or management;

          (11) The U.S. Government Securities Fund, GNMA Fund and Tax Exempt Insured Fund may not invest more than 10% and the Strategic Bond Fund, High Yield Bond Fund and Core Bond Fund may not invest more that 15% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to
               Section 4(2) of the Securities Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities;

          (12) Each Fund may not invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets in such securities of one or more investment companies (each of the above percentages to be determined at the time of investment), or except as part of a merger, consolidation or other acquisition;

          (13) Each Fund may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of companies which invest in or sponsor such programs; and

                              TRUSTEES AND OFFICERS

     The following table lists the Trustees and executive officers of the Trust, their age, business addresses and principal occupations during the past five years. The SunAmerica Mutual Funds consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc. and SunAmerica Style Select Series, Inc. An asterisk indicates those Trustees who are "interested persons" as that term is defined in the 1940 Act.

                              POSITION WITH   PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS         THE TRUST       DURING PAST 5 YEARS

S. James Coppersmith, 68      Trustee         Retired;  formerly,  President and
7 Elmwood Road                                General   Manager,    WCVB-TV,   a
Marblehead, MA 01945                          division of the Hearst Corp. (1982
                                              to  1994);   Director/Trustee   of
                                              SunAmerica  Mutual Funds  ("SAMF")
                                              and Anchor Series Trust ("AST").

William F. Devin, 63          Trustee         Member of the Board of  Governors,
44 Woodland Road                              Boston       Stock        Exchange
Braintree, MA 02184                           (1985-Present);          formerly,
                                              Executive Vice President, Fidelity
                                              Capital  Markets,  a  division  of
                                              National     Financial    Services
                                              Corporation (1966-1996); formerly,
                                              Director,    CypressTree    Senior
                                              Floating Rate Fund, Inc.  (October
                                              1997-May  2001);  Director/Trustee
                                              of   SAMF;    SunAmerica    Senior
                                              Floating    Rate    Fund,     Inc.
                                              ("SASFR");  North  American  Funds
                                              Variable  Product  Series I ("NAFV
                                              I")  and  North   American   Funds
                                              Variable  Product Series II ("NAFV
                                              II").

Samuel M. Eisenstat, 60       Chairman of     Attorney,    solo    practitioner,
430 East 86th Street          the Board       Chairman    of   the   Boards   of
New York, NY 10028                            Directors/Trustees  of  SAMF,  AST
                                              and SASFR.

Stephen J. Gutman, 58         Trustee         Partner  and  Managing  Member  of
515 East 79th Street                          B.B.   Associates   LLC  (menswear
New York, NY 10021                            specialty   retailing   and  other
                                              activities)   since   June   1988;
                                              Director/Trustee  of SAMF, AST and
                                              SASFR.

Peter A. Harbeck*, 47         Trustee and     Director      and       President,
The SunAmerica Center         President       SunAmerica,   since  August  1995;
733 Third Avenue                              Director,   AIG  Asset  Management
New York, NY 10017-3204                       International,   Inc.   ("AIGAMI")
                                              since  February   2000;   Managing
                                              Director,  John McStay  Investment
                                              Counsel,  L.P. ("JMIC") since June
                                              1999; Director, SunAmerica Capital
                                              Services,  Inc.  ("SACS"),   since
                                              August    1993;    Director    and
                                              President,     SunAmerica     Fund
                                              Services,  Inc.("SAFS"), since May
                                              1988; President, SAMF and AST.

Dr. Judith L. Craven, 55      Trustee         Retired  Administrator.   Trustee,
3212 Erving Street                            NAFV   II   (November    1998   to
Houston, TX 77004                             present); Director, NAFV I (August
                                              1998 to present); Director, USLIFE
                                              Income Fund,  Inc.  (November 1998
                                              to  present);   Director,   Compaq
                                              Computer   Corporation   (1992  to
                                              present);   Director,   A.G.  Belo
                                              Corporation   (1992  to  present);
                                              Director,  Sysco Corporation (1996
                                              to  present);   Director,  Luby's,
                                              Inc. (1998 to present);  Director,
                                              University   of  Texas   Board  of
                                              Regents  (May  2001  to  present).
                                              Formerly,  Director,   CypressTree
                                              Senior  Floating  Rate Fund,  Inc.
                                              (June 2000 to May 2001); Formerly,
                                              President, United Way of the Texas
                                              Gulf Coast (1992-1998);  Formerly,
                                              Director,  Houston  Branch  of the
                                              Federal  Reserve  Bank  of  Dallas
                                              (1992-2000);    Formerly,    Board
                                              Member,  Sisters of Charity of the
                                              Incarnate Word (1996-1999).

Sebastiano Sterpa, 72         Trustee         Founder and  Chairman of the Board
73473 Mariposa Drive                          of the Sterpa Group (real estate),
Palm Desert, CA 92260                         since 1962; Director,  Real Estate
                                              Business  Service and  Countrywide
                                              Financial;   Director/Trustee   of
                                              SAMF.

Yee-Seng "Michael" Cheah, 41  Vice President  Portfolio   Manager,   SunAmerica,
The SunAmerica Center                         since July 1999;  Director  of the
733 Third Avenue, 3rd Floor                   U.S.  Bond  Division,  Markets and
New York, NY 10017                            Investment  Department,   Monetary
                                              Authority of  Singapore  from 1991
                                              to 1999.

James T. McGrath, 33          Vice President  Portfolio   Manager,   SunAmerica,
The SunAmerica Center                         since  August   1997;   Investment
733 Third Avenue                              Assistant,      Assistant     Vice
New York, New York 10017                      President   and   Municipal   Bond
                                              Trader,   Chase  Asset  Management
                                              from 1991 to 1997.

John W. Risner, 41            Vice President  Senior     Portfolio      Manager,
The SunAmerica Center                         SunAmerica,  since  February 1997;
733 Third Avenue                              Vice    President    and    Senior
New York, New York 10017                      Portfolio   Manager,   Value  Line
                                              Asset Management,  from April 1992
                                              to January 1997.

Peter C. Sutton, 36           Treasurer       Senior Vice President, SunAmerica,
The SunAmerica Center                         since April 1997;  Vice President,
733 Third Avenue                              AIGAMI   since    February   2000;
New York, NY 10017-3204                       Treasurer   and    Controller   of
                                              Seasons Series Trust  ("Seasons"),
                                              SunAmerica  Series Trust  ("SAST")
                                              and Anchor  Pathway  Fund  ("APF")
                                              since February 2000;  Treasurer of
                                              SAMF and AST since  February 1996;
                                              Vice  President  of  SAST  and APF
                                              since  1994;  formerly,  Assistant
                                              Treasurer  of SAST  and  APF  from
                                              1994  to   February   2000;   Vice
                                              President,  Seasons,  since  April
                                              1997;  formerly,  Vice  President,
                                              SunAmerica, from 1994 to 1997.

Robert M. Zakem, 42           Secretary       Senior Vice  President and General
The SunAmerica Center                         Counsel,  SunAmerica,  since April
733 Third Avenue                              1993;  Executive  Vice  President,
New York, NY 10017-3204                       General   Counsel  and   Director,
                                              SACS,   since  August  1993;  Vice
                                              President,   General  Counsel  and
                                              Assistant  Secretary,  SAFS, since
                                              January  1994;   Vice   President,
                                              SAST,  APF and Seasons;  Assistant
                                              Secretary,  SAST  and  APF,  since
                                              September     1993;      Assistant
                                              Secretary,  Seasons,  since  April
                                              1997.

     Trustees and officers of the Trust are also trustees or directors and officers of some or all of the other investment companies managed, administered or advised by the Adviser, and distributed by SunAmerica Capital Services, Inc. ("SACS" or the "Distributor") and other affiliates.

         The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Fund and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Trust's Declaration of Trust. The Trust pays each Trustee who is not an interested person of the Trust or the Adviser (each a "disinterested" Trustee) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each disinterested Trustee receives a pro rata portion (based upon the Trust's net assets) of $40,000 in annual compensation for acting as director or trustee to all the retail funds in the SunAmerica Mutual Funds. Beginning January 1, 2001 each disinterested Trustee of the retail funds in SAMF receives an additional $2,500 per quarterly meeting. In addition, Mr. Eisenstat receives an aggregate of $2,000 in annual compensation for serving as the Chairman of the Boards of the SunAmerica Mutual Funds. Officers of the Trust receive no direct remuneration in such capacity from the Trust or any of the Funds.

     In addition, each disinterested Trustee also serves on the Audit Committee of the Board of Trustees. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of $5,000 in annual compensation for serving on the Audit Committees of all the SAMF and AST. With respect to the Trust, each member of the committee receives a pro rata portion of the $5,000 annual compensation, based on the relative net assets of the Trust. The Trust also has a Nominating Committee, comprised solely of disinterested Trustees, which recommends to the Trustees those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meetings. Members of the Nominating Committee serve without compensation.

     The Trustees (and Directors) of the SunAmerica Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the Trustees who are disinterested Trustees. The Retirement Plan provides generally that if a disinterested Trustee who has at least 10 years of consecutive service as a disinterested Trustee of any of the SunAmerica Mutual Funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica Mutual Fund with respect to which he or she is an Eligible Trustee. With respect to Sebastiano Sterpa, the Disinterested Trustees have determined to make an exception to existing policy and allow Mr. Sterpa to remain on the Board past age 70, until he has served for ten years. Mr. Sterpa will cease accruing retirement benefits upon reaching age 70, although such benefits will continue to accrue interest as provided for in the Retirement Plan. As of each birthday, prior to the 70th birthday, each Eligible Trustee will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a disinterested Trustee of each SunAmerica Mutual Fund for the calendar year in which such birthday occurs, plus
(ii) 8.5% of any amounts credited under clause (i) during prior years. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

     The following table sets forth information summarizing the compensation of each disinterested Trustee for his services as Trustee for the fiscal year ended March 31, 2001. Neither the Trustees who are interested persons of the Trust nor any officers of the Trust receive any compensation.

                                                COMPENSATION TABLE
-------------------------- ----------------- --------------------------- ------------------ ------------------------
                                                                                            Total Compensation
                           Aggregate         Pension or Retirement       Estimated Annual   from Registrant and
                           Compensation      Benefits Accrued as Part    Benefits on        Fund Complex Paid
Trustee                    from Registrant   of Fund Expenses*           Retirement**       to Trustees*
-------------------------- ----------------- --------------------------- ------------------ ------------------------
S. James Coppersmith       $6,369            $51,702                     $29,670            $67,500
-------------------------- ----------------- --------------------------- ------------------ ------------------------
Judith L. Craven ***             N/A                    N/A                     N/A                   N/A
-------------------------- ----------------- --------------------------- ------------------ ------------------------
William F. Devin ***             N/A                    N/A                     N/A                   N/A
-------------------------- ----------------- --------------------------- ------------------ ------------------------
Samuel M. Eisenstat        $6,716            $44,289                     $46,089            $71,500
-------------------------- ----------------- --------------------------- ------------------ ------------------------
Stephen J. Gutman          $6,369            $45,567                     $60,912            $67,500
-------------------------- ----------------- --------------------------- ------------------ ------------------------
Sebastiano Sterpa          $6,588            $9,623                      $7,900             $45,833****
-------------------------- ----------------- --------------------------- ------------------ ------------------------

* Information is as of March 31, 2001 for the seven investment companies in the complex that pay fees to these directors/trustees. The complex consists of the SAMF and AST.
**   Assuming participant elects to receive benefits in 15 yearly installments.
*** Mr. Devin and Dr. Craven were elected to the Board after the end of the most recent fiscal year.
**** Mr. Sterpa is not a trustee of AST.

     As of November 1, 2001, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each class of each Fund. [TO BE UPDATED]

     The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class' shares outstanding as of October 12, 2001: Tax Exempt Insured Fund - Class B - Merrill Lynch, Pierce, Fenner & Smith, Inc., for the Sole Benefit of its Customers, Attention: Service Team Sec #97MD9 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246 owned of record 22%; Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303 owned of record 5%; Tax Exempt Insured Fund - Class II - SunAmerica Asset Management Corp., Attention: Frank Curran, The SunAmerica Center, 733 Third Avenue, 4th Floor, New York, NY 10017 - owned of record 9%; Donaldson Lufkin Jenrette Securities Corporation Inc., A/C 482644366, P.O. Box 2052 Jersey City, NJ - owned of record 5%; Donaldson Lufkin Jenrette Securities Corporation Inc., A/C 482145455, P.O. Box 2052 Jersey City, NJ - owned of record 5%; Donaldson Lufkin Jenrette Securities Corporation Inc., A/C 482145463, P.O. Box 2052 Jersey City, NJ - owned of record 5%; Donaldson Lufkin Jenrette Securities Corporation Inc., A/C 482765336, P.O. Box 2052 Jersey City, NJ - owned of record 5%; First Clearing Corp., A/C 5493-7235, Robert P. Mayhoffer, 10164 Empire Road, Lafayette, CO 80026 - owned of record 8%; Painewebber fbo George Van Waters King, TTEE George Van Waters King, P.O. Box 880, Freeland, WA 98249 - owned of record 8%; GNMA Fund - Class A - Friends and Foundation of the San Francisco Public Library, Attention: Charles Q. Forester, 100 Larkin Street, San Francisco, CA 94102 - owned of record 7%; Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ - owned of record 6%; GNMA Fund
- Class B - Merrill Lynch Pierce, Fenner & Smith, Inc. for the Sole Benefit of its Customers, Attention: Service Team Sec# 97308, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246 - owned of record 7%; GNMA Fund - Class II - Merrill Lynch Pierce, Fenner & Smith, Inc., for the Sole Benefit of its Customers, Attention: Service Team+, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246 - owned of record 7%; U. S.

Government Fund - Class B - Merrill Lynch Pierce, Fenner & Smith, Inc., for the Sole Benefit of its Customers, Attention: Service Team Sec# 970K6, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246 - owned of record 6%; U. S. Government Fund - Class II - Merrill Lynch Pierce, Fenner & Smith, Inc. for the Sole Benefit of its Customers, Attention: Service Team Sec# 97MD4, 4800 Deer Lake Drive East, 2nd Floor, Jacksonville, FL 32246 - owned of record 6%. [TO BE UPDATED] A shareholder who owns beneficially, directly or indirectly, 25% or more of a Fund's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Fund. The Core Bond Fund commenced operations on November 16, 2001. Immediately prior to commencement, SAAMCo was the initial shareholder of the Core Bond Fund.


                      ADVISER, PERSONAL SECURITIES TRADING,
                          DISTRIBUTOR AND ADMINISTRATOR

THE ADVISER. The Adviser, which was organized as a Delaware corporation in 1982, is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, and acts as adviser to each of the Funds pursuant to the Investment Advisory and Management Agreement dated January 1, 1999 (the "Advisory Agreement") with the Trust, on behalf of each Fund. As of June 30, 2000, the Adviser managed, advised and/or administered approximately $28.5 billion of assets. The Adviser is a wholly owned subsidiary of SunAmerica Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. ("AIG").

     AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities.

     Under the Advisory Agreement, the Adviser serves as investment adviser for, and selects and manages the investments of, each Fund except for those Funds for which the Adviser employs a subadviser. The Adviser also provides various administrative services and supervises the Funds' daily business affairs, subject to general review by the Trustees.

     Except to the extent otherwise specified in the Advisory Agreement, each Fund pays, or causes to be paid, all other expenses of the Trust and each of the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Funds and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information regarding the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including Officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust's operation.

     The subadviser for the High Yield Bond Fund, the Strategic Bond Fund, the Tax Exempt Insured Fund and the Core Bond Fund is American General Investment Management, L.P. ("AGIM") pursuant to the Subadvisory Agreement dated November 16, 2001 (the "Subadvisory Agreement"). AGIM is located at 2929 Allen Parkway, Houston, Texas 77019. AGIM is a SunAmerica Company. As of September 20, 2001, AGIM had approximately $1.45 billion in assets under management.

     As compensation for its services to the Funds, the Adviser receives a fee from each Fund, payable monthly, computed daily at the following annual rates:

FUND                                                     FEE
Core Bond  Fund                   .605% of  average  daily net assets up to $200
                                  million; .525% of the next $300 million; and .475% of average daily net assets in excess of $500 million.

U.S. Government Securities Fund   .65% of  average  daily net  assets up to $200
                                  million; .62% of the next $200 million; and .55% of average daily net assets in excess of $400 million.

GNMA Fund                         .55% of  average  daily  net  assets up to $25
                                  million; .50% of the next $25 million; and .45% of average daily net assets in excess of $50 million.

Strategic Bond Fund               .65% of  average  daily net  assets up to $350
                                  million; and .60% of average daily net assets in excess of $350 million.

High Yield Bond Fund              .75% of  average  daily net  assets up to $200
                                  million; .72% of the next $200 million; and .55% of average daily net assets in excess of $400 million

Tax Exempt Insured Fund           .50% of  average  daily net  assets up to $350
                                  million; and .45% of average daily net assets in excess of $350 million

     The following table sets forth the total advisory fees received by the Adviser from each Fund pursuant to the Advisory Agreement for the fiscal years ended March 31, 2001, 2000 and 1999.

                                  ADVISORY FEES
--------------------------------------------------------------------------------
FUND*                                    2001            2000            1999
--------------------------------------------------------------------------------
U.S. Government Securities Fund       $1,408,067      $1,695,635      $2,064,005
--------------------------------------------------------------------------------
GNMA Fund                               $398,557         331,379         281,673
--------------------------------------------------------------------------------
Strategic Bond Fund**                   $333,983         388,921         495,242
--------------------------------------------------------------------------------
High Yield Bond Fund***               $1,110,891       1,371,154       1,367,902
--------------------------------------------------------------------------------
Tax Exempt Insured Fund                 $421,750         464,485         534,307
--------------------------------------------------------------------------------

* The Prior Core Bond Fund of paid its adviser $102,778, $94,898 and $663,440 for the fiscal years ended October 31, 1998, 1999 and 2000, respectively.
** The Prior Strategic Bond Fund of paid its adviser $619,206, $498,515 and $322,001 for the fiscal years ended October 31, 1998, 1999 and 2000, respectively.
*** The Prior High Yield Bond Fund of paid its adviser $170,074 for the period July 7, 2000 to October 31, 2000.

     With respect to the Class II shares of High Yield Bond Fund (previously designated Class C shares), for the fiscal years ended March 31, 2000, and March 31, 1999, expense reimbursements were made to the Fund by the Adviser in the amount of $66,024 and $25,146. The Adviser made the following expense reimbursement for the fiscal year ended March 31, 2001:*

                             EXPENSE REIMBURSEMENTS
--------------------------------------------------------------------------------
FUND*                                                                     2001
--------------------------------------------------------------------------------
U.S. Government Securities Fund                                          $16,427
--------------------------------------------------------------------------------
GNMA Fund                                                               $261,566
--------------------------------------------------------------------------------
Strategic Bond Fund**                                                    $10,804
--------------------------------------------------------------------------------
High Yield Bond Fund***                                                  $19,084
--------------------------------------------------------------------------------
Tax Exempt Insured Fund                                                   $9,477
--------------------------------------------------------------------------------

* The adviser of the Prior Core Bond Fund, and to the extent necessary, reimbursed the Fund $50,377, $74,346 and $66,001 for the fiscal years ended October 31, 1998, 1999 and 2000, respectively.
** The adviser of the Prior Strategic Bond Fund, and to the extent necessary, reimbursed the Fund $47,269, $113,062 and $133,830 for the fiscal years ended October 31, 1998, 1999 and 2000, respectively.
*** The adviser of the Prior High Yield Bond Fund, and to the extent necessary, reimbursed the Fund $283,466, and $257,818 for the fiscal years ended October 31, 1999 and 2000, respectively.

     The Advisory Agreement and Subadvisory Agreement, as applicable, continues with respect to each Fund from year to year, if such continuance is approved at least annually by vote of a majority of the Trustees or by the holders of a majority of the respective Fund's outstanding voting securities. Any such continuation also requires approval by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party as defined in the 1940 Act by vote cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated with respect to a Fund at any time, without penalty, on 60 days' written notice by the Trustees, by the holders of a majority of the respective Fund's outstanding voting securities or by the Adviser. The Advisory Agreement automatically terminates with respect to each Fund in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

     Under the terms of the Advisory Agreement, the Adviser is not liable to the Funds, or their shareholders, for any act or omission by it or for any losses sustained by the Funds or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

PERSONAL SECURITIES TRADING. The Trust, the Adviser and the Distributor have adopted a written Code of Ethics (the "SunAmerica Code of Ethics") which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code of Ethics is (1) an individual who is a trustee, director, officer, general partner or advisory person of the Trust or SunAmerica; (2) any director or officer of the Distributor who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica; (ii) initial public offerings; (iii) private placements; (iv) blackout periods; (v) short-term trading profits; (vi) gifts; and (vii) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Funds. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Trustees on a quarterly basis, as to whether there were any violations of the SunAmerica Code of Ethics by Access Persons of the Trust or SunAmerica during the quarter.

     AGIM has adopted a written Code of Ethics and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code. Further, AGIM reports to SunAmerica on a quarterly basis as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Fund insofar as such violations related to the Fund. In turn, SunAmerica reports to the Board of Directors as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or SunAmerica.

THE DISTRIBUTOR. The Trust, on behalf of each Fund, has entered into a distribution agreement (the "Distribution Agreement") with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see "Distribution Plans" below).

     The Distribution Agreement continues in effect from year to year, with respect to each Fund, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the disinterested Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Fund on 60 days' written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Fund in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

     The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Funds. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Sentra Securities Corporation, Spelman & Co., Inc., Financial Service Corporation and Advantage Capital Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

     The Trust, on behalf of Class I shares of each applicable Fund, has entered into a services agreement (the "Class I Services Agreement") with SACS to provide additional shareholder services to Class I shareholders. Pursuant to the Class I Services Agreement, as compensation for services rendered, SACS receives a fee from the Fund of 0.25% of average daily net assets of each Fund's Class I shares.

DISTRIBUTION PLANS. As indicated in the Prospectus, the Trustees of the Trust and the shareholders of each class of shares of each Fund have adopted Distribution Plans (the "Class A Plan," the "Class B Plan," and the "Class II Plan," and, collectively, the "Distribution Plans"). Reference is made to "Fund Management" in the Prospectus for certain information with respect to the Distribution Plans.

     Under the Class A Plan, the Distributor may receive payments from a Fund at an annual rate of up to 0.10% of average daily net assets of such Fund's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class II Plans, the Distributor may receive payments from a Fund at the annual rate of up to 0.75% of the average daily net assets of such Fund's Class B and Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers.

     The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Funds for the fiscal years ended March 31, 2001, 2000 and 1999.

                                       DISTRIBUTION AND SERVICE MAINTENANCE FEES

-----------------------------------------------------------------------------------------------------------------------------------
                                  2001                             2000                               1999
-----------------------------------------------------------------------------------------------------------------------------------
FUND**                            CLASS A    CLASS B   CLASS II    CLASS A      CLASS B   CLASS II    CLASS A     CLASS B  CLASS II*
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund  $547,430   $299,456    $13,977   $521,036     $769,994    $13,242   $376,010   $1,709,028   N/A
-----------------------------------------------------------------------------------------------------------------------------------
GNMA Fund                         185,070    231,468     42,114    140,057      246,526      6,378    114,753      214,746   N/A
-----------------------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund***            103,166    194,577     24,482    104,007      297,771      3,410     89,100      507,341   N/A
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund****          206,332    747,281    144,388    230,301    1,041,826    128,854    214,403    1,158,536   $52,809
-----------------------------------------------------------------------------------------------------------------------------------
Tax Exempt Insured Fund           242,251    145,428      5,943    258,727      187,292      2,458    295,921      223,125   N/A
-----------------------------------------------------------------------------------------------------------------------------------

* Previously designated as Class C shares with respect to the High Yield Bond Fund.
** The Prior Core Bond Fund paid its distributor $12,104, $44,808 and $35,079 for Class A, Class B and Class C, respectively, for the fiscal year ended October 31, 2000.
*** The Prior Strategic Bond Fund paid its distributor $26,192, $180,981 and $165,037 for Class A, Class B and Class C, respectively, for the fiscal year ended October 31, 2000.
**** The Prior High Yield Bond Fund paid its distributor $281, $4,873 and $744 for Class A, Class B and Class C, respectively, for the fiscal year ended October 31, 2000.

     Continuance of the Distribution Plans with respect to each Fund is subject to annual approval by vote of the Trustees, including a majority of the disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time with respect to a Fund without payment of any penalty by vote of a majority of the disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the disinterested Trustees of the Trust shall be committed to the discretion of the disinterested Trustees. In the Trustees' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Fund, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund.

THE ADMINISTRATOR. The Trust has entered into a service agreement (the "Service Agreement"), under the terms of which SAFS, an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Funds. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

     The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees.

     Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Trust, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets for Class A, Class B, Class II, Class I [AND CLASS Y]. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust). No portion of such fee is paid or reimbursed by Class Z shares. Class Z shares, however, will pay all direct transfer agency fees and out of pocket expenses. For further information regarding the Transfer Agent, see the section entitled "Additional Information" below.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for each Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through brokers-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of the Adviser.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     The primary consideration of the Adviser in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services - analyses and reports concerning issuers, industries, securities, economic factors and trends - and may cause a Fund to pay such broker-dealers commissions which exceed those that other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Trust and may not be used in connection with the Trust. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Funds by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Funds are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

     Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Fund as a factor in the selection of brokers for transactions effected on behalf of a Fund, subject to the requirement of best price and execution.

     Although the objectives of other accounts or investment companies which the Adviser manages may differ from those of the Funds, it is possible that, at times, identical securities will be acceptable for purchase by one or both of the Funds and one or more other accounts or investment companies which the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Funds and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

     The following table sets forth the brokerage commissions paid by those Funds that paid commissions and the amounts of such brokerage commissions that were paid to affiliated broker-dealers by the Funds for the fiscal year ended March 31, 2001.

                           2001 BROKERAGE COMMISSIONS
--------------------------------------------------------------------------------
                                                                  PERCENTAGE OF
                                                                  AMOUNT OF
                                                                  TRANSACTIONS
                                      AMOUNT      PERCENTAGE OF   INVOLVING
                                      PAID TO     COMMISSIONS     PAYMENTS OF
                         AGGREGATE    AFFILIATED  PAID TO         COMMISSIONS TO
                         BROKERAGE    BROKER-     AFFILIATED      AFFILIATED
FUND*                    COMMISSIONS  DEALERS     BROKER-DEALERS  BROKER-DEALERS
--------------------------------------------------------------------------------
U.S. Government
Securities Fund          $0           $0          0%              0%
--------------------------------------------------------------------------------
GNMA Fund                $0           $0          0%              0%
--------------------------------------------------------------------------------
Strategic Bond Fund**    $0           $0          0%              0%
--------------------------------------------------------------------------------
High Yield Fund***       $925         $0          0%              0%
--------------------------------------------------------------------------------
Tax Exempt Insured Fund  $0           $0          0%              0%
--------------------------------------------------------------------------------

* The Prior Core Bond Fund paid no brokerage commissions for the fiscal year ended October 31, 2000.
** The Prior Strategic Bond Fund paid no brokerage commissions for the fiscal year ended October 31, 2000.
*** The Prior High Yield Bond Fund paid no brokerage commissions for the fiscal year ended October 31, 2000.

     For the fiscal year ended March 31, 2000, the Strategic Bond Fund and the High Yield Bond Fund paid brokerage commissions of $12 of which $0 was paid to affiliated brokers.

               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

     Shares of each of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed (i) at the time of purchase (Class A shares), (ii) on a deferred basis (Class B and certain Class A shares), or (iii) may contain certain elements of a sales charge that is imposed at the time of purchase and that is deferred (Class II shares). Class C shares, now designated as Class II shares, had sales charges imposed on a deferred basis with no front-end sales load prior to their redesignation. Class I and Class Z shares are not subject to any sales charges. Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the purchase of Fund shares.

     The following tables set forth the front-end sales charges with respect to Class A and Class II shares of each Fund, the amount of the front-end sales charges which was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class II shares of each Fund, received by the Distributor for the fiscal years ended March 31, 2001, 2000 and 1999.

                                      2001
--------------------------------------------------------------------------------
                                   AMOUNT      AMOUNT
                                   CLASS A     CLASS A     CONTINGENT CONTINGENT
                      FRONT-END    REALLOWED   REALLOWED   DEFERRED   DEFERRED
                      SALES        TO          TO NON-     SALES      SALES
                      CONCESSIONS  AFFILIATED  AFFILIATED  CHARGE     CHARGE
                      CLASS A      BROKER-     BROKER-     CLASS A    CLASS B
FUND                  SHARES       DEALERS     DEALERS     SHARES     SHARES
--------------------------------------------------------------------------------
U.S. Government
Securities Fund       $127,866     $36,589     $72,227    $10,000     $36,513
--------------------------------------------------------------------------------
GNMA Fund              248,605     131,605     100,503         --      79,031
--------------------------------------------------------------------------------
Strategic Bond Fund     74,877      29,765      39,205         --      49,797
--------------------------------------------------------------------------------
High Yield Bond Fund   238,640      78,995     124,881         --     197,142
--------------------------------------------------------------------------------
Tax Exempt
Insured Fund            61,250      22,756      27,147         --      25,683
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            AMOUNT       AMOUNT
                                            CLASS II     CLASS II     CONTINGENT
                               FRONT-END    REALLOWED    REALLOWED    DEFERRED
                               SALES        TO           TO NON-      SALES
                               CONCESSIONS  AFFILIATED   AFFILIATED   CHARGE
                               CLASS II     BROKER-      BROKER-      CLASS II
FUND                           SHARES       DEALERS      DEALERS      SHARES
--------------------------------------------------------------------------------
U.S. Government
Securities Fund                $20,356       $5,658      $14,698       $1,054
--------------------------------------------------------------------------------
GNMA Fund                       72,810       23,716       49,094        8,899
--------------------------------------------------------------------------------
Strategic Bond Fund             23,631        7,416       16,215        2,652
--------------------------------------------------------------------------------
High Yield Bond Fund           119,153       21,595       97,558       23,717
--------------------------------------------------------------------------------
Tax Exempt Insured Fund         21,852        4,639       17,213        2,347
--------------------------------------------------------------------------------

                                      2000
--------------------------------------------------------------------------------
                                   AMOUNT      AMOUNT
                                   CLASS A     CLASS A     CONTINGENT CONTINGENT
                      FRONT-END    REALLOWED   REALLOWED   DEFERRED   DEFERRED
                      SALES        TO          TO NON-     SALES      SALES
                      CONCESSIONS  AFFILIATED  AFFILIATED  CHARGE     CHARGE
                      CLASS A      BROKER-     BROKER-     CLASS B    CLASS II
FUND                  SHARES       DEALERS     DEALERS     SHARES     SHARES
--------------------------------------------------------------------------------
U.S. Government
Securities Fund       $84,853      $49,148     $20,524     $95,089       $202
--------------------------------------------------------------------------------
GNMA Fund              95,420       57,010      24,241      77,090        325
--------------------------------------------------------------------------------
Strategic Bond Fund    46,104       25,167      10,207      70,290         --
--------------------------------------------------------------------------------
High Yield Bond Fund  289,495       58,490     185,465     316,518     12,665
--------------------------------------------------------------------------------
Tax Exempt
Insured Fund           51,425       21,451      19,549      63,686         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     AMOUNT         AMOUNT
                                                     CLASS II       CLASS II
                                      FRONT-END      REALLOWED      REALLOWED
                                      SALES          TO             TO NON-
                                      CONCESSIONS    AFFILIATED     AFFILIATED
                                      CLASS II       BROKER-        BROKER-
FUND                                  SHARES         DEALERS        DEALERS
--------------------------------------------------------------------------------
U.S. Government Securities Fund       $34,174        $19,005        $15,169
--------------------------------------------------------------------------------
GNMA Fund                              14,174         11,866          2,308
--------------------------------------------------------------------------------
Strategic Bond Fund                    12,506         11,017          1,489
--------------------------------------------------------------------------------
High Yield Bond Fund                   96,016         26,726         69,290
--------------------------------------------------------------------------------
Tax Exempt Insured Fund                 4,367            940          3,247
--------------------------------------------------------------------------------

                                      1999
--------------------------------------------------------------------------------
                                   AMOUNT      AMOUNT
                                   CLASS A     CLASS A     CONTINGENT CONTINGENT
                      FRONT-END    REALLOWED   REALLOWED   DEFERRED   DEFERRED
                      SALES        TO          TO NON-     SALES      SALES
                      CHARGE       AFFILIATED  AFFILIATED  CHARGE     CHARGE
                      CLASS A      BROKER-     BROKER-     CLASS B    CLASS II
FUND                  SHARES       DEALERS     DEALERS     SHARES     SHARES
--------------------------------------------------------------------------------
U.S. Government
Securities Fund       $54,336      $25,889     $18,702     $108,425       --
--------------------------------------------------------------------------------
GNMA Fund             160,952       39,391      95,975       31,924       --
--------------------------------------------------------------------------------
Strategic Bond Fund   118,172       28,777      68,304       68,893       --
--------------------------------------------------------------------------------
High Yield
Bond Fund             646,406      164,766     384,575      304,148    5,712
--------------------------------------------------------------------------------
Tax Exempt
Insured Fund           67,138       26,691      29,723       55,250       --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 AMOUNT           AMOUNT
                                                 CLASS II         CLASS II
                                FRONT-END        REALLOWED TO     REALLOWED TO
                                SALES CHARGE     AFFILIATED       NON-AFFILIATED
FUND                            CLASS II SHARES  BROKER-DEALERS   BROKER-DEALERS
--------------------------------------------------------------------------------
High Yield Bond Fund               $57,413          $10,046          $47,367
--------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES ("CDSCS") APPLICABLE TO CLASS B SHARES. Class B shares of the Fund issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholder will receive credit for the period prior to December 6, 2000 during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

      --------------------------------------------------------------------
      YEARS AFTER PURCHASE                CDSC ON SHARES BEING SOLD
      --------------------------------------------------------------------
      1st year                            5.00%
      --------------------------------------------------------------------
      2nd year                            4.00%
      --------------------------------------------------------------------
      3rd or 4th year                     3.00%
      --------------------------------------------------------------------
      5th year                            2.00%
      --------------------------------------------------------------------
      6th year                            1.00%
      --------------------------------------------------------------------
      7th year and thereafter             None
      --------------------------------------------------------------------

     Class B shares issued on or after December 6, 2000 are subject to the CDSC schedule set forth in the Prospectus.

CDSCS APPLICABLE TO SHAREHOLDERS WHO ACQUIRED SHARES OF A FUND THROUGH A REORGANIZATION. For Class B and Class II shares of a Fund issued to shareholders in connection with the reorganization of a North American Fund into a Fund, the CDSC schedule applicable at the time the shareholder originally purchased the shares will continue to apply (even if the shareholder exchanges such shares for another fund distributed by SACS). Upon redemption of these shares, the shareholder will receive credit for the period prior to the reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:


                                     CLASS B

     YEARS AFTER PURCHASE                       CDSC ON SHARES BEING SOLD
     Up to 2 years                              5.00%
     2 years or more but less than 3 years      4.00%
     3 years or more but less than 4 years      3.00%
     4 years or more but less than 5 years      2.00%
     5 years or more but less than 6 years      1.00%
     6 or more years                            None

                                    CLASS II

                    (Called Class C of North American Funds)

     YEARS AFTER PURCHASE                       CDSC ON SHARES BEING SOLD
     Up to 1 year                               1.00%
     1 year or more                             None

WAIVER OF CDSCS. As discussed under "Shareholder Account Information" in the Prospectus, CDSCs may be waived on redemptions of Class B and Class II shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

     DEATH. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the date of CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or Class II shares are not redeemed within one year of the date of death, they will remain Class B or Class II shares, as applicable, and be subject to the applicable CDSC, if any, when redeemed.

     DISABILITY. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

PURCHASES THROUGH THE DISTRIBUTOR. An investor may purchase shares of a Fund through dealers which have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange ("NYSE") that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Fund will not be responsible for delays caused by dealers.

PURCHASE BY CHECK. Checks should be made payable to the specific Fund or to "SunAmerica Funds". If the payment is for a retirement plan account for which SunAmerica serves as fiduciary, please indicate on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's Fund account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the applicable Fund at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of shares of each Fund may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, a Fund will accept a multi-party check (E.G., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Funds do not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by a Fund should not be considered verification thereof. Neither the Funds nor their affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Shareholder Account Information" in the Prospectus.)

PURCHASE THROUGH SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Fund's close of business, the purchase of shares of a Fund will be effected on that day. If the order is received after the Fund's close of business, the order will be effected on the next business day.

PURCHASE BY FEDERAL FUNDS WIRE. An investor may make purchases by having his or her bank wire Federal funds to the Trust's Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

          1. You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SunAmerica Fund Services, Inc. at: (212) 551-5585.

          2. Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at (800) 858-8850, extension 5125 to obtain your new account number.

          3.   Instruct  the bank to wire the  specified  amount to the Transfer
               Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, SunAmerica [name of Fund, Class __] (include shareholder name and account number).

WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by the Adviser or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Section 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Funds (or in combination with the shares of other SunAmerica Mutual Funds) is at least $750,000, (b) the sponsor signs a $750,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator has an agreement with the Distributor with respect to such purchases, and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

REDUCED SALES CHARGES (CLASS A SHARES ONLY). As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

COMBINED PURCHASE PRIVILEGE. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Fund shares into a single transaction:

          (i) an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other);

          (ii) an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

          (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under
     Section 401 of the Code);

          (iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

          (v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

          (vi)    group purchases as described below.

     A combined purchase currently may also include shares of other funds in SunAmerica Mutual Funds (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

RIGHTS OF ACCUMULATION. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by the Adviser, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

     The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

LETTER OF INTENT. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent which is set forth in the New Account Application, establishes a total investment goal in Class A shares of one or more Funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund, or of other funds advised by the Adviser which impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

     The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Funds purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

REDUCED SALES CHARGE FOR GROUP PURCHASES. Members of qualified groups may purchase Class A shares of the Funds under the combined purchase privilege as described above.

     To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member. Class B or Class II shares are not included in calculating the purchased amount of a Fund's shares.

     Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) PROVIDED THAT: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than on an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

     Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund's shares for the benefit of any of the foregoing.

     Interested   groups  should   contact  their   investment   dealer  or  the
Distributor. The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.

NET ASSET VALUE TRANSFER PROGRAM. Investors may purchase shares of a Fund at net asset value to the extent that the investment represents the proceeds from a redemption of a non-SunAmerica mutual fund in which the investor either (a) paid a front-end sales load or (b) was subject to, or paid a CDSC on the redemption proceeds. With respect to sales of Class A shares through the program, the Distributor will pay a 0.50% commission and 0.25% service fee to any dealer who initiates or is responsible for such an investment. With respect to sales of Class B shares through the program, they will receive 0.50% of the amount invested as commission and 0.25% as a service fee, payable beginning the 13th month following the purchase of such shares. (Class B shares will convert to Class A shares as provided in the prospectus.). These payments are subject, however, to forfeiture in the event of a redemption during the first year from the date of purchase. No commission shall be paid on sales of Class II shares, but dealers will receive a 1% service fee, commencing immediately and paid quarterly. In addition, it is essential that an NAV Transfer Program Form accompany the New Account Application to indicate that the investment is intended to participate in the Net Asset Value Transfer Program (formerly, Exchange Program for Investment Company Shares). This program may be revised or terminated without notice by the Distributor. For current information, contact Shareholder/Dealer Services at (800) 858-8850, extension 5125.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

     Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the redemption of Fund shares.

     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of each of the Funds (except the Core Bond
Fund), may pay the redemption price in whole or in part, by a distribution in kind of securities from a Fund in lieu of cash. In conformity with applicable rules of the SEC, the Funds are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

                               EXCHANGE PRIVILEGE

     Shareholders in any of the Funds may exchange their shares for the same class of shares of any other Fund or other fund distributed by the Distributor that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850, extension 5125.

     If a shareholder acquires Class A shares through an exchange from another SunAmerica Mutual Fund where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

     A shareholder who acquires Class B or Class II shares through an exchange from another SunAmerica Mutual Fund will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

     Because excessive trading (including short-term "marketing timing" trading) can hurt a Fund's performance, each Fund may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Fund's assets of (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

     In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and may therefore be refused.

                        DETERMINATION OF NET ASSET VALUE

     The Trust is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 P.M., Eastern time). There are times and days in which the NYSE is closed while the bond markets are open, and vice versa. Thus, there may be times where the Trust's shares are valued while the bond markets are open for trading. Each Fund calculates the net asset value of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the NYSE for the day. All other securities and assets are valued at fair value following procedures approved by the Trustees.

     Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Fund's total assets.

     A Fund's liabilities, including proper accruals of expense items, are deducted from total assets.

                                PERFORMANCE DATA

     Each Fund may advertise performance data that reflects various measures of total return and yield. An explanation of the data presented and the methods of computation that will be used are as follows.

     A Fund's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

     Average annual total return is determined separately for each class in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5- and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                                         n
                                 P(1 + T)  = ERV

              P   = a hypothetical initial purchase payment of $1,000
              T   = average annual total return
              n   = number of years
              ERV = ending  redeemable  value of a  hypothetical  $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

                         The above formula assumes that:

               a. The maximum sales load (I.E., either the front-end sales load in the case of the Class A shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B and Class II shares) is deducted from the initial $1,000 purchase payment;

               b. All dividends and distributions are reinvested at net asset value; and

               c.   Complete  redemption occurs at the end of the 1-, 5-, or 10-
                    year  periods  or  fractional   portion   thereof  with  all
                    nonrecurring charges deducted accordingly.

The Funds' average annual total return for the 1-, 5- and 10-year periods (or from date of inception, if sooner) ended March 31, 2001, are as follows:*

--------------------------------------------------------------------------------
                                         SINCE
CLASS A SHARES                         INCEPTION    1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
U.S. Government Securities Fund(1)        5.27%      7.69%      5.37%       N/A
--------------------------------------------------------------------------------
GNMA Fund (12)                            6.33%      7.73%      6.75%       N/A
--------------------------------------------------------------------------------
Strategic Bond Fund(2)                    3.18%    - 7.83%      3.52%       N/A
--------------------------------------------------------------------------------
High Yield Bond Fund(3)                   6.18%   - 12.59%      2.32%      7.40%
--------------------------------------------------------------------------------
Tax Exempt Insured Fund(4)                6.06%      4.85%      4.48%      5.25%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         SINCE
CLASS B SHARES                         INCEPTION    1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
U.S. Government Securities Fund(5)        6.09%      7.29%      5.37%      5.59%
--------------------------------------------------------------------------------
GNMA Fund(6)                              7.96%      7.45%      6.81%      6.68%
--------------------------------------------------------------------------------
Strategic Bond Fund(7)                    3.96%    - 8.85%      3.53%      N/A
--------------------------------------------------------------------------------
High Yield Bond Fund(1)                   2.89%   - 13.81%      2.28%      N/A
--------------------------------------------------------------------------------
Tax Exempt Insured Fund(8)                4.23%      4.31%      4.47%      N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         SINCE
CLASS II SHARES                        INCEPTION    1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
U.S. Government Securities Fund(10)        6.61%       9.98%      N/A        N/A
--------------------------------------------------------------------------------
GNMA Fund(10)                              7.55%      10.21%      N/A        N/A
--------------------------------------------------------------------------------
Strategic Bond Fund(10)                    1.44%     - 5.76%      N/A        N/A
--------------------------------------------------------------------------------
High Yield Bond Fund(11)                 - 4.11%    - 10.49%      N/A        N/A
--------------------------------------------------------------------------------
Tax Exempt Insured Fund(12)                3.98%       7.23%      N/A        N/A
--------------------------------------------------------------------------------

----------
(1)  From date of inception of October 11, 1993.
(2)  From date of inception of October 5, 1993.
(3)  From date of inception of September 19, 1986.
(4)  From date of inception of November 22, 1985.
(5)  From date of inception of March 3, 1986.
(6)  From date of inception of April 25, 1983.
(7)  From date of inception of April 6, 1991.
(8)  From date of inception of October 4, 1993.
(9)  Previously designated as Class C shares.
(10) From date of inception of June 1, 1999.
(11) From date of inception of February 2, 1998.
(12) From date of inception of October 11, 1993.

     The Prior Core Bond Fund Class A shares had one year and five year annual average total returns of 4.35% and 4.74% respectively and an annual average total return of 6.50% since inception on 5/1/91. The Prior Core Bond Funds Class B shares had one year and five year annual average total returns of 3.70% and 4.15% respectively and an annual average total return of 5.07% since inception on 4/1/94. The Prior Core Bond Funds Class C shares had one year and five year annual average total returns of 3.70% and 4.15% respectively and an annual average total return of 5.07% since inception on 4/1/94. The Prior Core Bond Funds Class I shares had an annual average total return of 1.85% since inception on 7/10/00. The Prior Core Bond Funds Class II shares had an annual average total return of 1.81% since inception on 7/10/00.

     The Prior Strategic Bond Fund Class A shares had one year and five year annual average total returns of 4.09% and 6.69% respectively and an annual average total return of 5.78% since inception on 11/1/93. The Prior Strategic Bond Fund Class B shares had one year and five year annual average total returns of 3.33% and 6.00% respectively and an annual average total return of 6.22% since inception on 4/1/94. The Prior Strategic Bond Fund Class C shares had one year and five year annual average total returns of 3.32% and 6.00% respectively and an annual average total return of 6.22% since inception on 4/1/94. The Prior Strategic Bond Fund Class I shares had an annual average total return of -0.10% since inception on 7/10/00.

     The Prior High Yield Bond Fund Class A shares had a one year annual average total return of 0.04% and an annual average total return of 1.15% since inception on 11/2/98. The Prior High Yield Bond Fund Class B shares had a one year annual average total return of -0.83% and an annual average total return of 0.34% since inception on 11/2/98. The Prior High Yield Bond Fund Class C shares had an annual average total return of -3.29% since inception on 8/21/00. The Prior High Yield Bond Fund Class I shares had a one year annual average total return of 0.04% and an annual average total return of 1.23% since inception on 11/02/98. The Prior High Yield Bond Fund Class II shares had a one year annual average total return of 0.30% and an annual average total return of 1.51% since inception on 11/2/98.

     Each Fund may advertise cumulative, rather than total average return, for each class of its shares for periods of time other than the 1-, 5- and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.

     Each Fund may also advertise performance data that reflects yield. Yield is determined separately for Class A, Class B and Class II shares in accordance with a standardized formula prescribed by the SEC and is not indicative of the amounts which were or will be paid to shareholders. The current yield quoted in a Fund's advertisements is computed by dividing the net investment income per share earned during the 30-day period by the maximum offering price per share on the last day of the period. The following formula illustrates the computation:

                                                6
                          Yield = 2 [{A - B + 1}  - 1 ]
                                      -----
CD

     A = dividends and interest earned during the period
     B = expenses accrued for the period (net of reimbursements)
     C = the average daily number of shares  outstanding  during the period that were entitled to receive dividends
     D = the maximum offering price per share on the last day of the period

     The yields for the one month periods ended March 31, 2001, 2000 and 1999 are as follows:

-----------------------------------------------------------------------------------------------------------------------------------
FUND                                        MARCH 31, 2001                  MARCH 31, 2000                   MARCH 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------
                                    Class A    Class B   Class II*   Class A    Class B   Class II*   Class A    Class B   Class II*
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund      4.14%      3.67%      3.65%      5.13%      4.75%      4.56%      4.67%      4.29%        --
-----------------------------------------------------------------------------------------------------------------------------------
GNMA Fund                            4.41%      3.97%      3.91%      4.87%      4.49%      4.33%      4.78%      4.38%        --
-----------------------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                  8.64%      8.46%      8.46%      8.95%      8.72%      8.63%     10.11%      9.92%        --
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                12.52%     12.49%     12.49%     10.34%     10.22%     10.15%      9.39%      9.21%      9.11%
-----------------------------------------------------------------------------------------------------------------------------------
Tax Exempt Insured Fund              3.59%      3.06%      3.07%      4.24%      3.84%      3.72%      3.76%      3.31%        --
-----------------------------------------------------------------------------------------------------------------------------------

*Previously designated as Class C shares for High Yield Bond Fund.

     Current yield is not indicative of the amount which was or will be paid to the shareholders. The amount paid to shareholders is reflected in the quoted current distribution rate. The current distribution rate is computed by annualizing the total amount of dividends per share paid by each Fund during the past month and dividing by the current maximum offering price. Under some circumstances it may be appropriate to use the dividends paid over the past year. The current distribution rate differs from current yield in that it includes amounts distributed to shareholders from sources other than dividends and interest, such as short-term capital gains or option writing premiums and is calculated over a different period of time. Such rates will be accompanied in advertisements by standardized yield calculations as promulgated by the SEC.

COMPARISONS

     Each Fund may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in a Fund. The following references may be used:

a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average) and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Composite Stock Price Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) Standard & Poor's 100 Stock Index -- an unmanaged index based on the prices of 100 blue chip stocks, including 92 industrials, one utility, two transportation companies and seven financial institutions. The Standard & Poor's 100 Stock Index is a smaller, more flexible index for options trading.

d) The NYSE composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the NYSE.

e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

f) Russell 3000 and 2000 Indices -- represents the top 3,000 and the top 2,000 stocks, respectively, traded on the NYSE, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

g) Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

h) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc., analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

i) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, risk and total return for the mutual fund industry.

j) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service and other publications containing financial analyses which rate mutual fund performance over specified time periods.

k) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of periodic change in the price of goods and services in major expenditure groups.

l) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills and inflation.

m) Savings and Loan Historical Interest Rates as published in the U.S. Savings & Loan League Fact Book.

n) Shearson-Lehman Municipal Bond Index and Government/Corporate Bond Index -- unmanaged indices that track a basket of intermediate and long-term bonds. Reflect total return and yield and assume dividend reinvestment.

o) Salomon GNMA Index published by Salomon Brothers Inc. -- Market value of all outstanding 30-year GNMA Mortgage Pass-Through Securities that includes single family and graduated payment mortgages.

p) Salomon Mortgage Pass-Through Index published by Salomon Brothers Inc. -- Market value of all outstanding agency mortgage pass-through securities that includes 15- and 30-year FNMA, FHLMC and GNMA Securities.

q) Value Line Geometric Index -- broad based index made up of approximately 1700 stocks each of which have an equal weighting.

r) Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

s) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or more in market capitalization. The index is priced monthly.

t) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated "AA" or "AAA." It is a value-weighted, total return index, including approximately 800 issues.

u) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.

v) Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

              Australian Dollars                 Netherlands Guilders
              Canadian Dollars                   Swiss Francs
              European Currency Units            UK Pound Sterling
              French Francs                      U.S. Dollars
              Japanese Yen                       German Deutsche Marks

w) J.P. Morgan Global Government Bond Index -- a total return, market capitalization-weighted index, rebalanced monthly, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom and the United States.

x) Shearson Lehman LONG-TERM Treasury Bond Index -- is comprised of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

y) NASDAQ Industrial Index -- is comprised of more than 3,000 industrial issues. It is a value-weighted index calculated on pure change only and does not include income.

z) The MSCI Combined Far East Free ex Japan Index -- a market capitalization weighted index comprised of stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines,

     Singapore and Thailand. Korea is included in this index at 20% of its market capitalization.

aa) First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

bb) Merrill Lynch High Yield Bond Master Index -- generally includes over 500 issues rated "BB+" to "CCC-" with an aggregate par value of approximately $100 billion.

cc) Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities list on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

dd) Lehman Brothers Aggregate Index - A broad market index that represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. fixed rate bond market rated investment grade or higher by Moody's, S&P or Fitch Investors Services, in that order, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to such other standards.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. Each Fund intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses from the sale of assets. Dividends from net investment income are declared daily and paid monthly. Dividends are paid on or about the fifteenth day of the month. Net capital gains, if any, will be paid annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

     Distributions will be paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the dividends total in excess of $10 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.

TAXES. Each Fund is qualified, intends to remain qualified and elect to be treated as a regulated investment company under Subchapter M of the Code for each taxable year. In order to remain qualified as a regulated investment company, each Fund generally must, among other things: (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of securities and certain other related income; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of each Fund's assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

     As a regulated investment company, each Fund will not be subject to U.S. Federal income tax on its income and net capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders an amount at least equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

     Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, I.E., long-term capital gains in excess of its short-term capital losses, for the one year period ending on October 31 of the calendar year, and
(3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it actually is paid during such calendar year or if declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by each Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of December 31 in the calendar year in which such dividend is declared, rather than as of the date on which the distributions are received.

     Distributions of net investment income and short-term capital gains ("ordinary income dividends") are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends received from each Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Fund's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain REITs, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year. Because each of the Funds will invest principally in debt securities, it is not anticipated that a significant portion of dividends paid by any Fund will qualify for the dividends received deduction. Distributions of net capital gains, if any, are taxable as capital gains regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his or her shares and are not eligible for the dividends received deduction for corporations. The maximum capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. At March 31, 2001, U.S. Government Securities Fund, GNMA Fund, Strategic Bond Fund, High Yield Bond Fund, Tax Exempt

Insured Fund and Core Bond Fund had capital loss carry-forwards of $23,031,642; $35,135,006; $45,546,085; $2,469,224; and $21,637,415, respectively, each portion of which expires eight years after such portion was incurred. The utilization of such losses will be subject to limitations under the Code and the regulations thereunder.

     Upon a sale or exchange of its shares, a shareholder may realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any such capital gain or loss will be treated as long-term capital gain or loss if the shares were held for more than one year. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. Generally, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (by dividend reinvestments or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. To the extent not disallowed, any loss realized by a shareholder on the sale of shares of a Fund held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder, and any undistributed capital gains included in income by such shareholder with respect to such shares.

     Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of that Fund's assets to be invested in various countries is not known. It is not anticipated that any Fund will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by such Fund.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

     The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts which a Fund may write, purchase or sell. Such options and contracts are classified as
Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of
Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the-counter options written by the Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates has in the hands of such Fund (or would have if acquired by the Fund). When calls written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

     A substantial portion of each Fund's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle at least one (but not all) of the positions in which is a Section 1256 contract would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term and (iv) "conversion transaction" rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

     Code Section 1259 will require the recognition of gain (but not loss) if a Fund makes a "constructive sale" of an appreciated financial position (E.G., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

     Each Fund may purchase debt securities (such as zero-coupon, pay-in-kind or stripped securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

     With  respect  to the Tax Exempt  Insured  Fund,  distributions  out of net investment income attributable to interest received on tax-exempt securities ("exempt-interest dividends") will be exempt from federal income tax when paid to shareholders provided that 50% or more of the value of the Funds assets at the end of each quarter is invested in obligations, the interest on which is excluded from gross income pursuant to Section 103 of the Code. It should be noted, however, that interest on certain "private activity bonds" issued after August 7, 1986 is an item of tax preference for purposes of the alternative minimum tax, and in any event all exempt interest dividends whether or not treated as a tax preference, must be taken into account by corporate shareholders for purposes of determining the amount of the adjustment to corporate alternative minimum taxable income based on adjusted current earnings. The Fund anticipates that a portion of its investment may be made in such "private activity bonds" with the result that a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Moreover, shareholders should be aware that, while exempt from federal income tax, exempt-interest dividends may be taxable for state and local tax purposes. Any loss realized by a shareholder on the sale of shares of the Tax Exempt Insured Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividend received thereon. Moreover, a shareholder may not deduct interest on indebtedness incurred or continued to purchase or carry shares of the Tax Exempt Insured Fund to the extent that the Fund distributes exempt-interest dividends to the shareholders during the taxable year.

     Legislation has expanded the market discount rules to apply to tax exempt bonds purchased after April 30, 1993. Therefore, any gain on the disposition of such a bond (including the receipt of a partial principal payment) that was acquired for a price less than the principal amount (or in the case of a bond issued with original issue discount, the adjusted issue price at the time of purchase) of the bond is treated as ordinary taxable income to the extent of the accrued market discount.

     A Fund may be required to backup withhold U.S. Federal income tax at the rate of 30.5% through the year 2001, 30% in the years 2002 and 2003, 29% in the years 2004 and 2005, and 28% in the year 2006 and thereafter of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

     Foreign shareholders generally will be subject to a withholding tax at the rate of 30% (or lower treaty rate) on any ordinary income dividends paid by the Funds.

     The foregoing is a general abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes. In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in each Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management or investment policies.

                                RETIREMENT PLANS

     Shares of the Funds (other than the Tax Exempt Insured Fund) may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

PENSION AND PROFIT-SHARING PLANS. Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

TAX-SHELTERED CUSTODIAL ACCOUNTS. Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS. Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION (SARSEP). A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

ROTH IRA. Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

EDUCATION IRA. Education IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute up to $500 ($2,000 after 2001) each year to an Education IRA on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                              DESCRIPTION OF SHARES

     Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust of the Trust (the "Declaration of Trust") permits the Trustees to issue an unlimited number of full and fractional shares, $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

     Currently, six series of shares of the Trust have been authorized pursuant to the Declaration of Trust: the U.S. Government Securities Fund, the GNMA Fund, the Strategic Bond Fund, the High Yield Bond Fund, the Tax Exempt Insured Fund and the Core Bond Fund. The Tax Exempt Insured Fund is divided into three classes of shares, designated as Class A, Class B and Class II shares. The U.S. Government Securities Fund and Strategic Bond Fund are divided into four classes of shares, designated Class A, Class B, Class II and Class I shares. The High Yield Bond Fund and the Core Bond Fund are divided into five classes of shares, designated Class A, Class B, Class II, Class I and Class Z shares. The GNMA Fund is divided into five classes of shares, designated Class A, Class B, Class II, Class I and Class Y Shares. The Trustees may authorize the creation of additional series of shares so as to be able to offer to investors additional investment portfolios within the Trust that would operate independently from the Trust's present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Trust's shares represents the interests of the shareholders of that series in a particular portfolio of Trust assets. In addition, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

     Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund's policies, only shareholders of the series affected by the matter may be entitled to vote.

     All classes of shares of a given Fund are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee, (iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class II shares are subject to an initial sales charge, a CDSC, a distribution fee and an ongoing account maintenance and service fee, (v) Class B shares convert automatically to Class A shares after approximately one year after such time that no CDSC would be payable upon redemption, (vi) Class I shares are not subject to any sales charges or distribution fees; (vii) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, (viii) Class Z shares are not subject to any sales charge or any distribution fee; (ix) Class Y shares are not subject to any sales charges or any distribution fees; and (x) each class of shares will be exchangeable only into the same class of shares of any of the other Funds or other SunAmerica Mutual Funds that offers that class except that Class II shares will be exchangeable into Class C shares of the other SunAmerica Mutual Funds that do not offer Class II. All shares of the Trust issued and outstanding and all shares offered by the Prospectus when issued, are and will be fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

     The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

     Under Massachusetts law, shareholders of a trust, such as the Trust, in certain circumstances may be held personally liable as partners for the obligations of the trust. However the Declaration of Trust, pursuant to which the Trust was organized, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held personally liable for any Trust obligation. Thus the risk of a shareholder being personally liable as a partner for obligations of the Trust, is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.

                             ADDITIONAL INFORMATION

COMPUTATION OF OFFERING PRICE PER SHARE

     No offering price calculation is shown for Class I, Class Y or Class Z shares. There are no sales charges for Class I, Class Y or Class Z shares and therefore, the offering price for these shares will be computed by dividing its net assets by the number of shares outstanding. The offering price for Class A, Class B and Class II shares of the Funds, based on the value of each Fund's net assets as of March 31, 2001, is calculated as follows:

               ---------------------------------------------------------------------------------------------------------------------

                  U.S. Government Securities Fund                   GNMA Fund                          Strategic Bond Fund
               ------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------ ------------
               Class A      Class B      Class II*    Class A       Class B      Class II*    Class A      Class B      Class II*
               ------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------ ------------
Net Assets     $169,523,987 $32,085,141   $3,302,887   $72,091,723  $38,190,097  $15,851,112  $30,923,542  $16,741,565]   $4,020,990
-------------- ------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------ ------------
Number of
Outstanding
Shares          19,032,935    3,602,311      370,663     6,484,743    3,426,616    1,420,830    9,178,230    4,959,910     1,190,805
-------------- ------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------ ------------
Net Asset
Value (net
assets
divided by
number of
shares)              $8.91        $8.91        $8.91        $11.12       $11.15       $11.16        $3.37        $3.38         $3.38
-------------- ------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------ ------------
Sales Charge:

(for Class A
Shares: 4.75%
of offering
price (6.10%
of net asset
value per
share)**             $0.44          ***           --         $0.55          ***           --        $0.17          ***            --

for Class II
Shares: 1.00%
of offering
price (1.01%
of net asset
value per
share)*                 --           --        $0.09            --           --        $0.11           --           --         $0.03



-------------- ------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------ ------------
Offering Price       $9.35        $8.91        $9.00        $11.67       $11.15       $11.27        $3.54        $3.38         $3.41
------------------------------------------------------------------------------------------------------------------------------------

               -------------------------------------- --------------------------------------- --------------------------------------
                       High Yield Bond Fund                  Tax Exempt Insured Fund                        Core Bond
               ------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------
               Class A      Class B      Class II*    Class A       Class B      Class II*    Class A      Class B       Class II*
-------------- ------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------
Net Assets     $52,966,252  $67,138,996  $20,382,737   $72,393,871  $16,301,949     $720,950   $4,312,768    $4,586,741   $3,037,927
-------------- ------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------
Number of
Shares          10,532,517   13,341,244    4,039,070     5,560,423    1,251,982       55,383      431,714       459,498      304,328
Outstanding
-------------- ------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------
Net Asset
Value (net
assets
divided by
number of
shares)              $5.03        $5.03        $5.05        $13.02       $13.02       $13.02        $9.99         $9.98        $9.98
-------------- ------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------
Sales Charge:

for Class A
Shares: 4.75%
of offering
price (6.10%
of net asset
value per
share)*              $0.25          ***           --         $0.65          ***           --        $0.50           ***           --

for Class II
Shares: 1.00%
of offering
price (1.01%
of net asset
value per
share)*                 --           --        $0.05            --           --        $0.13           --            --        $0.10

-------------- ------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------
Offer Price          $5.28        $5.03        $5.10        $13.67       $13.02       $13.15       $10.49         $9.98       $10.08
-------------- ------------ ------------ ------------ ------------- ------------ ------------ ------------ ------------- -----------

* With respect to the High Yield Bond Fund, Class II shares were designated Class C shares prior to December 1, 1998 and were subject to a different load structure. Class II shares may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.
** Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
*** Class B shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares within six years of purchase.

REPORTS TO SHAREHOLDERS. The Trust sends audited annual and unaudited semi-annual reports to shareholders of each of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Trust to confirm transactions in the account.

CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Trust. Transfer Agent functions are performed for State Street, by National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street. SunAmerica Fund Services, Inc., The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, acts as a servicing agent assisting State Street Bank and Trust Company in connection with certain services offered to the shareholders of each of the Funds.

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the Trust's independent accountants and in that capacity examines the annual financial statements of the Trust. The firm of Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022, serves as legal counsel to the Trust.

                              FINANCIAL STATEMENTS

     The Trust's audited and unaudited financial statements are incorporated in this Statement of Additional Information by reference to its 2001 annual report to shareholders and semi-annual report to shareholders, respectively. In addition, the North American Funds' audited financial statements are incorporated by reference in this Statement of Additional Information by reference to its 2001 annual report to shareholders with respect to information related to the Prior Core Bond Fund, Prior High Yield Bond Fund and Prior Strategic Bond Fund. You may request a copy of any of these reports by calling
(800) 858-8850 or writing the Trust at SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204.

                                                     APPENDIX

                     BOND, NOTE AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE AND TAX-EXEMPT BOND RATINGS

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds rated Baa are considered as medium grade obligations; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category. The foregoing ratings for tax-exempt bonds are sometimes presented in

                                   Appendix-1
parentheses preceded with a "con" indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

DESCRIPTION OF MOODY'S TAX-EXEMPT NOTE RATINGS

     The ratings of Moody's for tax-exempt notes are MIG 1, MIG 2, MIG 3 and MIG 4.

          MIG 1 Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

          MIG 2 Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group.

          MIG 3 Notes bearing the designation MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

          MIG 4 Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

DESCRIPTION OF MOODY'S CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

     Moody's rating grades for commercial paper are applied to municipal commercial paper as well as taxable commercial paper.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, as amended, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

                                   Appendix-2

     --   Leading market positions in well established industries

     --   High rates of return on funds employed

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation

     -- Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

     Among the  factors  considered  by Moody's  in  assigning  ratings  are the following:  (1)  evaluation  of the  management  of  the  issuer;  (2)  economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATE AND TAX-EXEMPT BOND RATINGS

     A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

                                   Appendix-3

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation: (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

     A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

          Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB
          - rating.

     B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

                                   Appendix-4

     CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     CI The rating CI is reserved for income bonds on which no interest is being paid.

     D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or minus (-): The ratings of "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

     L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

     * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A,"

                                   Appendix-5

"BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S TAX-EXEMPT NOTE RATINGS

     The ratings of Standard & Poor's for municipal notes issued on or after July 29, 1984 are "SP-1", "SP-2" and "SP-3." Prior to July 29, 1984, municipal notes carried the same symbols as municipal bonds.

     SP-1 The designation "SP-1" indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics.

     SP-2 An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

     SP-3 "SP-3" designation indicates speculative capacity to pay principal and interest.

DESCRIPTION OF STANDARD & POOR'S CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS.

     Standard & Poor's rating grades for commercial paper are applied to municipal commercial paper as well as taxable commercial paper.

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

     B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

     C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

                                   Appendix-6

     D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                   Appendix-7

                             SUNAMERICA EQUITY FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                            DATED JANUARY [__], 2002



The SunAmerica Center                                      General Marketing and
733 Third Avenue                                         Shareholder Information
New York, NY  10017-3204                                          (800) 858-8850

     SunAmerica Equity Funds (the "Trust") is a mutual fund consisting of seven different investment funds: SunAmerica Blue Chip Growth Fund, SunAmerica Growth Opportunities Fund, SunAmerica New Century Fund, SunAmerica Growth and Income Fund, SunAmerica Balanced Assets Fund, "Dogs" of Wall Street Fund and
International Equity Fund. Each Fund has distinct investment objectives and strategies.

     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Trust's Prospectuses dated November 16, 2001 and January [__], 2002. To obtain a Prospectus free of charge, please call the Trust at (800) 858-8850. Each Prospectus is incorporated by reference into this Statement of Additional Information. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

HISTORY OF THE TRUST...........................................................2
INVESTMENT OBJECTIVES AND POLICIES.............................................3
INVESTMENT RESTRICTIONS.......................................................37
TRUSTEES AND OFFICERS.........................................................39
COMPENSATION TABLE............................................................44
ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR...........45
ADVISORY FEES.................................................................46
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................51
ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES...........................54
ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES.........................64
EXCHANGE PRIVILEGE............................................................64
DETERMINATION OF NET ASSET VALUE..............................................65
PERFORMANCE DATA..............................................................67
DIVIDENDS, DISTRIBUTIONS AND TAXES............................................74
RETIREMENT PLANS..............................................................78
DESCRIPTION OF SHARES.........................................................79
ADDITIONAL INFORMATION........................................................81
FINANCIAL STATEMENTS..........................................................87
APPENDIX.......................................................................1

     No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

         This Statement of Additional Information relates to the seven different investment Funds of SunAmerica Equity Funds, a Massachusetts business trust, which is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The seven Funds are:
SunAmerica Blue Chip Growth Fund ("Blue Chip Growth Fund"), SunAmerica Growth Opportunities Fund ("Growth Opportunities Fund"), SunAmerica New Century Fund ("New Century Fund"), SunAmerica Growth and Income Fund ("Growth and Income Fund"), SunAmerica Balanced Assets Fund ("Balanced Assets Fund"), "Dogs" of Wall Street Fund and International Equity Fund.

                              HISTORY OF THE TRUST

         The Trust, an open-end management investment company, was organized as a Massachusetts business trust on June 18, 1986. All of the Funds except "Dogs" of Wall Street Fund and International Equity Fund are diversified.

         SunAmerica Asset Management Corp. ("SunAmerica") serves as investment adviser for all of the Funds. As described in the Prospectus, SunAmerica has retained AIG Global Investment Corp. ("AIGGIC") to provide subadvisory services to the International Equity Fund. The term "Adviser" is used to refer to SunAmerica or AIGGIC, as applicable.

         On June 18, 1996, the Trustees authorized the designation of Class Z shares of the New Century Fund. The offering of such Class Z shares commenced on October 1, 1996.

         On November 20, 1997, the Trustees approved the designation of Class C shares of each of the Funds. The offering of such Class C shares of the New Century Fund and Growth and Income Fund commenced on February 2, 1998.

         The offering of the Class Z shares of the Growth and Income Fund commenced on April 15, 1998.

         On March 17, 1998, the Trustees approved the creation of "Dogs" of Wall Street Fund. The offering of such Fund's Class A, B and II shares commenced on June 1, 1998.

         On November 19, 1998, the Trustees redesignated Class C shares as Class II shares for each of the Funds, except with respect to "Dogs" of Wall Street Fund which had no Class C shares. Such offering commenced on December 1, 1998.

         On August 24, 1999, the Trustees adopted a resolution to change the name of the Mid-Cap Growth Fund to Growth Opportunities Fund. The name change became effective September 13, 1999.

         On March 31, 2000, the Trustees adopted a resolution to change the name of the Small Company Growth Fund to the New Century Fund. The name change became effective April 3, 2000.

         At the August 22, 2001 Board Meeting, the Trustees approved the creation of the International Equity Fund. The International Equity Fund is the survivor of a reorganization with the International Equity Portfolio of SunAmerica Style Select Series, Inc. (the "Prior International Fund") and three series of North American Funds. The offering of International Equity Fund's Class A, B, II and I shares commenced on November 16, 2001. The Trustees also authorized, to commence offering on November 16, 2001, Class I shares for Blue Chip Growth Fund, Growth Opportunities Fund, Growth and Income Fund, Balanced Assets Fund and New Century Fund.

         On November [__], 2001, the Trustees authorized the designation of Class Y shares of the Growth Opportunities Fund. The offering of such Class Y shares commenced on January [__], 2002.

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives and policies of each of the Funds are described in the Prospectus. Certain types of securities in which the Funds may invest and certain investment practices that the Funds may employ, are described under "More Information About the Funds -- Fund Investment Strategies" in the Prospectus and are discussed more fully below. Unless otherwise specified, each Fund may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

ILLIQUID AND RESTRICTED SECURITIES

         No more than 15% of the value of a Fund's net assets, determined as of the date of purchase, may be invested in illiquid securities including repurchase agreements that have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Funds will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

         In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         For  example,  restricted  securities  that the  Board of  Trustees  or
Adviser, pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Adviser will consider, INTER ALIA, pursuant to guidelines and procedures established by the Trustees, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (I.E., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a fund may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

         Commercial paper issues in which a Fund's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended, is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Fund's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees have delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements only involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser subject to the guidance of the Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Fund's money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. A Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

REVERSE REPURCHASE AGREEMENTS

         Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund then invests the proceeds from the transaction in another obligation in which the Fund is authorized to invest. The Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Fund will segregate cash or liquid securities in an amount at least equal in value to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision.

FIXED INCOME SECURITIES

         Each Fund except "Dogs" of Wall Street Fund may invest, subject to the percentage and credit quality limitations stated herein and in the Prospectus, in debt securities, including corporate obligations issued by domestic and foreign corporations and governments and money market instruments, without regard to the maturities of such securities.

         Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

         The market values of fixed income securities tend to vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

         The Blue Chip Growth, Growth Opportunities and New Century Funds may, under normal circumstances, invest up to 35% of total assets in debt securities that have the potential for capital appreciation. These Funds may invest in securities rated as low as "BBB" by Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc. ("Standard & Poor's") or "Baa" by Moody's Investors Service, Inc. ("Moody's"), or unrated securities of equivalent quality.

         The Growth and Income Fund generally will not invest in debt securities in the lowest rating categories ("CC" or lower for Standard & Poor's or "Ca" or lower for Moody's) unless the Adviser believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings. In the event the rating of a debt security is down-graded below the lowest rating category deemed by the Adviser to be acceptable for the Fund's investments, the Adviser will determine on a case by case basis the appropriate action to serve the interest of shareholders, including disposition of the security.

         The Balanced Assets Fund will, under normal circumstances, invest at least 25% of its assets in fixed-income senior securities; however, the fixed income component will exceed 25% when the Adviser believes such an adjustment in portfolio mix to be necessary in order to conserve principal, such as in anticipation of a decline in the equities market. The Balanced Assets Fund may invest up to 15% of total assets (measured at the time of investment) in securities rated below investment grade.

         The International Equity Fund may invest up to 20% of its total assets in debt securities that the Adviser expects have the potential for capital appreciation. The Fund may invest in debt securities rated below investment grade.

         "Investment grade" is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor's (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or Baa), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

         Those debt securities rated "BBB" or "Baa," while considered to be "investment grade," may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. While the Funds have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, each occurrence is examined by the Adviser to determine the appropriate course of action.

RISKS OF INVESTING IN LOWER RATED BONDS

         As described above, debt securities in which the Growth and Income, Balanced Assets and International Equity Funds may invest may be in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody's or BB or lower by Standard & Poor's (and comparable unrated securities) (commonly known as "junk bonds"). For a description of these and other rating categories, see Appendix. No minimum rating standard is required for a purchase by the Fund.

         Such high yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments;
(c) redemption or call  provisions  that may be exercised at inopportune  times;
(d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f)
special adverse tax consequences associated with investments in certain high-yield, high-risk bonds.

         High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market.

         There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, a Fund may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

         Ratings assigned by Moody's and Standard & Poor's to high yield bonds, like those assigned to other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the Fund's objective more dependent on the Adviser's own credit analysis than is the case for higher-rated bonds.

         Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

         The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

         As a result of all these factors, the net asset value of the Fund, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause the Fund to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS

         Fixed income securities in which the Growth and Income and International Equity Funds may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Fund's distribution obligations.

SHORT-TERM AND TEMPORARY DEFENSIVE INSTRUMENTS

         In addition to their primary investments, each Fund, except as described below, may also invest up to 10% of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). For temporary defensive purposes, each Fund, except as described below, may invest up to 100% of its total assets in fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). "Dogs" of Wall Street Fund may invest in money market instruments pending investment in the stocks selected through its investment strategy and does not intend to invest any of its assets in fixed income securities. A description of securities ratings is contained in the Appendix to this Statement of Additional Information.

         Subject to the, limitations described above and below, the following is a description of the types of money market and fixed income securities in which the Funds may invest:

COMMERCIAL PAPER

         Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. A Fund's commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, a Fund's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, a Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization. The

Funds will generally purchase commercial paper only of companies of medium to large capitalizations (I.E., $1 billion or more).

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

         Certificates of deposit, including Eurodollar certificates of deposit and certificates of deposit issued by domestic or foreign banks located outside the U.S., are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

         The Funds will generally open interest-bearing accounts only with, or purchase certificates of deposit, time deposits or bankers' acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

CORPORATE OBLIGATIONS

         Corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see the section entitled "Commercial Paper" above.

REPURCHASE AGREEMENTS

         See the section entitled "Repurchase Agreements" above.

U.S. GOVERNMENT SECURITIES

         Each Fund except "Dogs" of Wall Street Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

         Such a Fund may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the U.S. Obligations of the
Government   National   Mortgage   Association   ("GNMA"),   the

Farmer's Home Administration ("FMHA") and the Export-Import Bank are backed by the full faith and credit of the U.S.

         Such a Fund may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the U.S., a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

MORTGAGE-BACKED SECURITIES

         The Balanced Assets and International Equity Funds may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as described below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

         The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Balanced Assets and International Equity Funds to differ from the yield calculated on the basis of the expected average life of the pool.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Balanced Assets and International Equity Funds receive may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Balanced Assets and International Equity Funds have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (I.E., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The
Balanced Assets and International Equity Funds may purchase mortgage-backed securities at a premium or at a discount.

         The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

                 GNMA CERTIFICATES. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Balanced Assets and International Equity Funds may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

         GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the FMHA, or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates at a premium in the secondary market.

                 FHLMC CERTIFICATES. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

          GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

                 FNMA CERTIFICATES. The FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

                 COLLATERALIZED MORTGAGE OBLIGATIONS. Another type of mortgage-backed security in which the Balanced Assets and International Equity Funds may invest is a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (i.e., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

                 Certain CMOs may be deemed to be investment companies under the 1940 Act. The Balanced Assets Fund intends to conduct operations in a manner consistent with this view, and therefore generally may not invest more than 10% of its total assets in CMOs that are deemed to be investment companies without obtaining appropriate regulatory relief. In reliance on Securities and Exchange Commission ("SEC") staff interpretations, the Fund may invest in those CMOs and other mortgage backed securities that are not by definition excluded from the provisions of the 1940 Act but have obtained exemptive orders from the SEC from such provisions.

                   STRIPPED MORTGAGE-BACKED SECURITIES. The Balanced Assets and International Equity Funds may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. government securities in which a Fund invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on the Fund's yield. While interest only and principal only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's net asset value per share. Only government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Fund's limitation on investments in illiquid securities.

INVESTMENT IN SMALL, UNSEASONED COMPANIES

          As described in the Prospectus, the Growth Opportunities and New Century Funds will invest, and each other Fund except for "Dogs" of Wall Street Fund may invest, in the securities of small companies having market capitalizations under $1.35 billion. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

          Companies with market capitalization of $1.35 billion to $8.85 billion ("mid-cap companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative. Each Fund may invest in the securities of mid-cap companies.

WARRANTS AND RIGHTS

          Each Fund may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration (generally two or more years). Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

          Each Fund may purchase or sell such securities on a "when-issued" or "delayed delivery" basis. Although a Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Fund will segregate with its custodian, cash, or liquid securities at least equal to the value of purchase commitments until payment is made. With respect to securities sold on a delayed-delivery basis, a Fund will either segregate the securities sold or liquidate assets of a comparable value.

          A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. If a Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

          To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to a Fund.

          When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

FOREIGN SECURITIES

          Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The International Equity Fund will invest primarily in foreign securities. Each Fund except "Dogs" of Wall Street Fund is authorized to invest without limitation in foreign securities. A Fund may purchase securities issued by issuers in any country provided that a Fund (other than the International Equity Fund) may not invest more than 25% of its total assets in the securities issued by entities domiciled in any one foreign country.

          Each Fund may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Fund's investment policies, the Fund's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

          Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (I.E., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The International Equity Fund may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by those companies may be more volatile, less liquid and more uncertain as to payment of dividends, interest and principal.

          The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Fund's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Because the Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of these Fund's shares may change on days when a shareholder will not be able to purchase or redeem shares.

          Additionally, foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement could cause the Fund to miss attractive investment opportunities. The inability to dispose of Fund securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser.

BRADY BONDS

          The International Equity Fund expects that a portion of its emerging market governmental debt obligations will consist of "Brady Bonds." Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan." This is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

          Agreements implemented under the Brady Plan have been designed to achieve debt and debt service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Brady Bonds have typically traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized.

The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

 INVESTMENT COMPANIES

          All of the Funds may invest in the securities of other open-end or closed-end investment companies subject to the limitations imposed by the 1940 Act. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests.

          The  International  Equity  Fund may  invest  in  domestic  closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets. The International Equity Fund may invest also in foreign investment companies that invest in such markets. Some of the countries in which the Fund invests may not permit direct investment by foreign investors such as the Fund. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitations under the 1940 Act.

          Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the outstanding voting stock of the acquired investment company. The Fund will not invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees and expenses.

          The International Equity Fund may invest in Passive Foreign Investment Companies ("PFICs"), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that the Fund invests in PFICs, the Fund may elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences.

CORPORATE TRANSACTIONS INVOLVING PORTFOLIO COMPANIES OF "DOGS" OF WALL
STREET FUND

          "Dogs" of Wall Street Fund will employ a buy and hold strategy over the course of each year, which ignores market timing and rejects active management. The Adviser anticipates that the thirty stocks held by "Dogs" of Wall Street Fund will remain the same throughout the course of a year, despite any adverse developments concerning a particular stock, an industry, the economy or the stock market generally. In the event a corporate transaction such as a reorganization, merger, acquisition or bankruptcy affects the issuer of securities in "Dogs" of

Wall Street Fund's portfolio, the Fund generally will not alter its portfolio holdings in an active manner. For example, if as a result of a merger, a stock held in "Dogs" of Wall Street Fund's portfolio is automatically exchanged for a stock of another company, "Dogs" of Wall Street Fund will hold the newly acquired stock until such time as "Dogs" of Wall Street Fund's entire portfolio is rebalanced; however, "Dogs" of Wall Street Fund would not add to this position when it invests new cash flow. In the event that "Dogs" of Wall Street Fund were to receive cash in exchange for its entire position in an issuer upon a corporate event, "Dogs" of Wall Street Fund would not replace the issuer in its portfolio, but would hold only 29 stocks for the balance of the calendar year.

DIVERSIFICATION

          All of the Funds except the "Dogs" of Wall Street and International Equity Funds are classified as "diversified" for purposes of the 1940 Act. As "non-diversified" funds, the Funds are not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent the Funds make investments in excess of 5% of their assets in the securities of a particular issuer, their exposure to the risks associated with that issuer is increased. Because these Funds invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Funds or subject the Funds to greater price volatility than that experienced by diversified investment companies.

          All of the Funds, including "Dogs" of Wall Street and International Equity Funds, intend to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company under the Code, a Fund must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of its assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In the unlikely event application of "Dogs" of Wall Street Fund's strategy would result in a violation of these requirements of the Code, it would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.

LOANS OF PORTFOLIO SECURITIES

          Consistent with applicable regulatory requirements, each Fund may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Fund receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Fund continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Fund; and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. Each Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

          Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan.

DERIVATIVES STRATEGIES

          Each Fund may write (I.E., sell) call options ("calls") on securities traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions except that "Dogs" of Wall Street Fund does not intend to write call options on securities traded on foreign securities exchanges. After any sale up to 100% of a Fund's total assets may be subject to calls. All such calls written by a Fund must be "covered" while the call is outstanding (I.E., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

          In addition, a Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

          The Balanced Assets and International Equity Funds also may write put options ("puts"), which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund's return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.

HEDGING STRATEGIES

          For hedging purposes as a temporary defensive maneuver, each Fund, except as described below, may also use interest rate futures contracts, foreign currency futures contracts, stock and bond index futures contracts and futures contracts on U.S. Government Securities (together, "Futures"); forward contracts on foreign currencies ("Forward Contracts"), call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as "Hedging Instruments"). In addition, the International Equity Fund may use Hedging Instruments from time to time for income enhancement. Puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by the Fund will normally be listed on a national securities or commodities exchange or on U.S. over-the-counter markets. However, a Fund may also buy and sell options and futures on foreign equity indexes and foreign fixed income securities. Because the markets for these instruments are relatively new and still developing, the ability of such a Fund to engage in such transactions may be limited. Hedging Instruments may be used to attempt to: (i) protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates);
(ii) protect a Fund's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or, except with respect to "Dogs" of Wall Street Fund, (v) reduce the risk of adverse currency fluctuations. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked. "Dogs" of Wall Street Fund does not intend to use Forward Contracts on foreign currencies, call and put options on foreign currencies or foreign currency Futures Contracts.

          For the International Equity Fund, forward foreign currency exchange contracts, currency options and currency swaps may be entered into for non-hedging purposes when the Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. The Fund may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, the Fund will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise "cover" the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of the Fund's total assets in the case of non-bona fide hedging transactions. The Fund may enter into currency swaps. Currency swaps involve the exchange by the Fund with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund will segregate cash or liquid securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap transactions. To the extent that the net amount of a swap will be segregated through cash or liquid securities, the Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Fund's borrowing restrictions. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

          If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

          Each  Fund   except   "Dogs"  of  Wall  Street  Fund  may  use  spread
transactions for any lawful purpose consistent with the Fund's investment objective. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

          A Fund's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of a Fund's portfolio, to permit a Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, a Fund could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Fund could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Fund could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot ("cash") rate. "Dogs" of Wall Street Fund does not intend to use this strategy. Additional information about the Hedging Instruments the Funds may use is provided below.

OPTIONS

          OPTIONS ON SECURITIES. As noted above, each Fund may write and purchase call and put options (including yield curve options) on equity and debt securities except that "Dogs" of Wall Street Fund does not intend to engage in yield curve options or options on debt securities.

          When a Fund writes a call on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. In such instance, the Fund retains the risk of loss, which can be significant if the Fund does not own the securities subject to the call, should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

          To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Fund retains the underlying security and the premium received. If a Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

          When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Fund will lose its premium payment and the right to purchase the underlying investment.

          A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Fund as writing a covered call. The premium a Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

          A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

          When a Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

          Buying a put on an investment that a Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

          When writing put options on securities, to secure its obligation to pay for the underlying security, a Fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Fund to take delivery of the underlying security against payment of the exercise price. A Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

          OPTIONS ON FOREIGN CURRENCIES. Each Fund except "Dogs" of Wall Street Fund may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by the Fund) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Fund segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Fund on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security that the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

          OPTIONS ON SECURITIES INDICES. As noted above under "Hedging Strategies," each Fund may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

FUTURES AND OPTIONS ON FUTURES

          FUTURES. Upon entering into a Futures transaction, a Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

          Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          As noted above, each Fund except "Dogs" of Wall Street Fund may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

          Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          OPTIONS ON FUTURES. As noted above, certain Funds may purchase and write options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")

          The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Fund's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The Fund may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

FORWARD CONTRACTS

          Each Fund except "Dogs" of Wall Street Fund may engage in Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

          A Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. The Funds, other than the International Equity Fund, will use Forward Contracts for hedging purposes only.

          A Fund may enter into Forward Contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

          A Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedged"). The Funds, except "Dogs" of Wall Street Fund, may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

          A Fund will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund will segregate cash or liquid securities having a value equal to the aggregate amount of the Fund's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

          The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

          Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

          At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

          The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

          Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

ADDITIONAL INFORMATION ABOUT OPTIONS

          The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Fund's entering into a closing transaction.

          A Fund's ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options,
(2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of an exchange, (5) inadequacy of the facilities of an exchange to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

          An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investments.

          Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and are individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

          Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS

          Each Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Fund from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Fund may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided, that the Fund may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Each Fund, except International Equity Fund, intends to engage in Futures transactions and options thereon only for hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

          Transactions in options by a Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Fund purchases a Future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

POSSIBLE RISK FACTORS IN HEDGING

          Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used.

          In addition to the risks discussed above, there is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of a Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (I.E., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

          If a Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

          When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors,
(2) lesser availability of data on which to make trading decisions than in the U.S., (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.

          OTHER DERIVATIVES STRATEGIES

          In the future, each Fund may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Fund's investment objectives, legally permissible and adequately disclosed.

DOLLAR ROLLS

          The Funds may enter into "dollar rolls" in which the Fund sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the Roll Securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Fund will enter into only covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

          Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Fund is required to repurchase may be worth less than an instrument the Fund originally held. Successful use of dollar rolls will depend upon the Adviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

SHORT SALES

          The International Equity Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund, on a daily basis, will segregate and maintain cash or liquid securities, at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

          Each Fund, except "Dogs" of Wall Street Fund, may make "short sales against the box." A short sale is against the box to the extent that the Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

          A Fund may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales. A Fund generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box.

LEVERAGE

         In seeking to enhance investment performance, "Dogs" of Wall Street Fund, the New Century Fund, the Growth and Income Fund and the International Equity Fund may increase their ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the respective Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Fund's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Fund's assets, so computed, should fail to meet the 300% asset coverage requirement, the Fund is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Fund's assets fluctuate in value, but borrowing obligations are fixed when the Fund has outstanding borrowings, the net asset value per share of a Fund correspondingly will tend to increase and decrease more when the Fund's assets increase or decrease in value than would otherwise be the case. A Fund's policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Fund.

SPECIAL SITUATIONS

         A "special situation" arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

         The Funds may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

         Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

FUTURE DEVELOPMENTS

         Each Fund may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. Each Fund's Prospectus and Statement of Additional Information will be amended or supplemented as appropriate to discuss any such new investments.

                             INVESTMENT RESTRICTIONS

         Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A "majority of the outstanding voting securities" of a Fund for this purpose means the lesser of
(i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or
(ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

         Under the following fundamental restrictions, no Fund may:

         1. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one company or more than 10% of any class of a company's outstanding securities, except that these restrictions shall not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities ("U.S. government securities"); provided, that this restriction does not apply to "Dogs" of Wall Street Fund and International Equity Fund.

         2. Invest more than 5% of its total assets (taken at market value at the time of each investment) in securities of companies having an operating history, together with predecessors, of less than three years of continuous operations, except that this restriction shall not apply to U.S. government securities; provided, that this restriction does not apply to "Dogs" of Wall Street Fund and International Equity Fund.

         3. (a) For all Funds except International Equity Fund: Purchase securities on margin, borrow money or pledge their assets, except that "Dogs" of Wall Street Fund, the New Century Fund and the Growth and Income Fund may borrow money to purchase securities as set forth in the Prospectus and Statement of Additional Information and each Fund may borrow for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. Further, to the extent that an investment technique engaged in by "Dogs" of Wall Street Fund or Growth and Income Fund required pledging of assets, the Fund may pledge assets in connection with such transactions. For purposes of this restriction and restriction (9) below, collateral arrangements with respect to the options, financial futures and options thereon described in the Prospectus and Statement of Additional Information are not deemed to constitute a pledge or loan of assets.


                   (b)  For International Equity Fund: Borrow money, except that
             (i) the Fund may borrow in amounts up to 33 1/3% of its total assets for temporary or emergency purposes, (ii) the Fund may borrow for investment purposes to the maximum extent permissible under the 1940 Act (I.E., presently 50% of net assets) and (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit the Fund's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.


         4. Invest more than 25% of each Fund's assets in the securities of issuers engaged in the same industry, except that "Dogs" of Wall Street Fund may invest more than 25% of its assets in the securities of issuers in the same industry to the extent such investment would be selected according to its stock selection criteria.

         5. Engage in arbitrage transactions, buy or sell commodities or commodity contracts or real estate or interests in real estate, except that each Fund may (a) purchase or sell financial futures and options thereon for hedging purposes, as described in the Prospectus and Statement of Additional Information, under policies developed by the Trustees and (b) purchase and sell marketable securities secured by real estate and marketable securities of companies that invest or deal in real estate, except that "Dogs" of Wall Street may engage in such transactions for speculation.

         6. Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, the Funds may be deemed to be underwriters under certain Federal securities laws.

         7. Make loans, except through (i) repurchase agreements, (ii) loans of portfolio securities, (iii) the purchase of portfolio securities consistent with a Fund's investment objectives and policies, as described in the Prospectus, and (iv) as otherwise permitted by exemptive order of the SEC.

         8. Issue senior securities as defined in the 1940 Act, except that each Fund may enter into repurchase agreements, lend its portfolio securities and borrow money, as described in restriction (3).

             The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. Each Fund may not:

         9. For all Funds except International Equity Fund: Make short sales of securities or maintain a short position, except that each Fund may effect short sales against the box.

        10. Enter into any repurchase agreement maturing in more than seven days or invest in any other illiquid security if, as a result, more than 15% of a Fund's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

        11. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

        12. For the International Equity Fund: Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

                              TRUSTEES AND OFFICERS

         The following table lists the Trustees and executive officers of the Trust, their ages and principal occupations during the past five years. The business address for each Trustee and executive officer is The SunAmerica
Center, 733 Third Avenue, New York, NY 10017-3204. For the purposes of this Statement of Additional Information, the SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Style Select Series, Inc. and SunAmerica Strategic Investment Series, Inc. An asterisk indicates those Trustees who are interested persons of the Trust within the meaning of the 1940 Act.

-------------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS              POSITION WITH THE TRUST   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
S. James Coppersmith, 68           Trustee                   Retired;   formerly,   President   and  General
                                                             Manager,  WCVB-TV,  a  division  of the  Hearst
                                                             Corp. (1982 to 1994);  Director/Trustee of SAMF
                                                             and Anchor Series Trust ("AST").
-------------------------------------------------------------------------------------------------------------
William F. Devin, 63               Trustee                   Member of the Board of  Governors of the Boston
                                                             Stock    Exchange    (1985-Present).    Retired
                                                             Executive  Vice  President of Fidelity  Capital
                                                             Markets,   a  division  of  National  Financial
                                                             Services  Corporation  (1966-1996);   Director,
                                                             CypressTree  Senior  Floating  Rate Fund,  Inc.
                                                             (October  1997 to May  2001).  Director/Trustee
                                                             of  SAMF;   SunAmerica   Senior  Floating  Rate
                                                             Fund,  Inc.  ("SASFR");  North  American  Funds
                                                             Variable  Product  Series I ("NAFV  I");  North
                                                             American  Funds  Variable   Product  Series  II
                                                             ("NAFV II").
------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat, 60            Chairman of the Board     Attorney,  solo  practitioner,  Chairman of the
                                                             Boards of Directors/Trustees  of SAMF,  AST and
                                                             SASFR.
------------------------------------------------------------------------------------------------------------
Stephen J. Gutman, 58              Trustee                   Partner and Managing Member of B.B.  Associates
                                                             LLC  (menswear  specialty  retailing  and other
                                                             activities)  since June 1988;  Director/Trustee
                                                             of SAMF, AST and SASFR.
------------------------------------------------------------------------------------------------------------
Peter A. Harbeck*, 47              Trustee and President     Director  and  President,   SunAmerica,   since
                                                             August  1995;  Director,  AIG Asset  Management
                                                             International,  Inc.  ("AIGAMI") since February
                                                             2000;    Managing    Director,    John   McStay
                                                             Investment  Counsel,  L.P.  ("JMIC") since June
                                                             1999;  Director,  SunAmerica  Capital Services,
                                                             Inc. ("SACS"),  since August 1993; Director and
                                                             President,   SunAmerica  Fund  Services,   Inc.
                                                             ("SAFS"),  since May 1988; President,  SAMF and
                                                             AST.
------------------------------------------------------------------------------------------------------------

                                                     B-40

------------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS              POSITION WITH THE TRUST   DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven, 55           Trustee                   Retired Administrator.  Trustee, North American
                                                             Funds Variable Product Series II, 15 investment
                                                             portfolios    (November   1998   to   present);
                                                             Director, North American Funds Variable Product
                                                             Series I, 21 investment portfolios (August 1998
                                                             to present); Director, USLIFE Income Fund, Inc.
                                                             (November  1998 to present);  Director,  Compaq
                                                             Computer   Corporation   (1992   to   present);
                                                             Director,   A.G.  Belo  Corporation,   a  media
                                                             company  (1992  to  present);  Director,  SYSCO
                                                             Corporation,  a food marketing and distribution
                                                             company  (1996 to  present);  Director,  Luby's
                                                             Inc.,  a  restaurant  chain (1998 to  present);
                                                             Director,  University of Texas Board of Regents
                                                             (May  2001  to  present);  Formerly,  Director,
                                                             CypressTree  Senior  Floating  Rate Fund,  Inc.
                                                             (June 2000 to May 2001);  Formerly,  President,
                                                             United Way of the Texas Gulf  Coast,  a not for
                                                             profit  organization (1992 to 1998);  Formerly,
                                                             Director, Houston Branch of the Federal Reserve
                                                             Bank of Dallas (1992 to 2000); Formerly,  Board
                                                             Member,  Sisters of  Charity  of the  Incarnate
                                                             Word (1996 to 1999).  Director/Trustee of SASFR
                                                             and SAMF.
------------------------------------------------------------------------------------------------------------
Sebastiano Sterpa, 72              Trustee                   Founder and Chairman of the Board of the Sterpa
                                                             Group (real estate), since 1962; Director, Real
                                                             Estate   Business   Service   and   Countrywide
                                                             Financial; Director/Trustee of SAMF.
------------------------------------------------------------------------------------------------------------
J. Steven Neamtz, 42               Vice President            Executive  Vice  President,  SunAmerica,  since
                                                             April 1996; Director and Chairman of the Board,
                                                             AIGAMI since  February  2000;  Vice  President,
                                                             SAMF  since   November   1999;   Director   and
                                                             President, SACS, since April 1996.
------------------------------------------------------------------------------------------------------------


                                                    B-41

------------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS              POSITION WITH THE TRUST   DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------
Peter C. Sutton, 36                Treasurer                 Senior Vice President,  SunAmerica, since April
                                                             1997;  Vice  President,  AIGAMI since  February
                                                             2000;   Treasurer  and  Controller  of  Seasons
                                                             Series  Trust  ("Seasons"),  SunAmerica  Series
                                                             Trust  ("SAST") and Anchor Pathway Fund ("APF")
                                                             since February 2000; Treasurer of SAMF and AST,
                                                             since February 1996; Vice President of SAST and
                                                             APF since 1994;  formerly,  Assistant Treasurer
                                                             of SAST and APF  from  1994 to  February  2000;
                                                             Vice  President,  Seasons,  since  April  1997;
                                                             formerly, Vice President, SunAmerica, from 1994
                                                             to 1997.
------------------------------------------------------------------------------------------------------------
Robert M. Zakem, 43                Secretary and Chief       Senior  Vice  President  and  General  Counsel,
                                   Compliance Officer        SunAmerica,  since April 1993;  Vice President,
                                                             General Counsel and Assistant Secretary, AIGAMI
                                                             since February 2000;  Executive Vice President,
                                                             General  Counsel  and  Director,   SACS,  since
                                                             August 1993;  Vice  President,  General Counsel
                                                             and Assistant  Secretary,  SAFS,  since January
                                                             1994;  Vice  President,  SAST, APF and Seasons;
                                                             Assistant   Secretary,   SAST  and  APF,  since
                                                             September 1993; Assistant  Secretary,  Seasons,
                                                             since April 1997.
------------------------------------------------------------------------------------------------------------

         The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Fund and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Trust's Declaration of Trust. Trustees and officers of the Trust are also trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica, and distributed by SACS (the "Distributor") and other affiliates.

         The Trust pays each Trustee who is not an interested person of the Trust or SunAmerica (each a "disinterested Trustee") annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each disinterested Trustee receives a pro rata portion (based upon the Trust's net assets) of $40,000 in annual compensation for acting as director or trustee to all the retail funds in SAMF. In addition, each disinterested Trustee receives $20,000 in annual compensation from AST. Beginning January 1, 2001 each disinterested Trustee of the retail funds in SAMF receives an additional

$2,500 per quarterly meeting. In addition, Mr. Eisenstat receives an aggregate of $2,000 in annual compensation for serving as Chairman of the Boards of the retail funds in SAMF. Officers of the Trust receive no direct remuneration in such capacity from the Trust or any of the Funds.

         In addition, each disinterested Trustee also serves on the Audit Committee of the Board of Trustees. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of $5,000 in annual compensation for serving on the Audit Committees of SAMF and AST. With respect to the Trust, each member of the committee receives a pro rata portion of the $5,000 annual compensation, based on the relative net assets of the Trust. The Trust also has a Nominating Committee, comprised solely of disinterested Trustees, which recommends to the Trustees those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meetings. Members of the Nominating Committee serve without compensation.

         The Trustees (and Directors) of SAMF and AST have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the disinterested Trustees. The Retirement Plan provides generally that if a disinterested Trustee who has at least 10 years of consecutive service as a disinterested Trustee of any SAMF (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SAMF with respect to which he or she is an Eligible Trustee. With respect to Sebastiano Sterpa, the disinterested Trustees have determined to make an exception to existing policy and allow Mr. Sterpa to remain on the Board past age 70, until he has served for ten years. Mr. Sterpa will cease accruing retirement benefits upon reaching age 70, although such benefits will continue to accrue interest as provided for in the Retirement Plan. As of each birthday, prior to the 70th birthday, each Eligible Trustee will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a disinterested Trustee of each SAMF for the calendar year in which such birthday occurs, plus (ii) 8.5% of any amounts credited under clause
(i) during prior years. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

          As of November 1, 2001, the Trustees and officers of the Trust owned in the aggregate, less than 1% of each Class of the Trust's total outstanding shares. [TO BE UPDATED]

         The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class's outstanding shares as of October 26, 2001:
SunAmerica Blue Chip Growth - Class B - Merrill Lynch for the sole benefit of its customers, Jacksonville, FL 32246 - owned 7%; SunAmerica Growth and Income - Class B - Merrill Lynch for the sole benefit of its customers, Jacksonville, FL 32246 - owned 5%; Class Z - Fidelity Investments Institutional Operations Co

("FIIOC") as agent for certain employee benefit plans, Covington, KY 41015 - for account number 9106892: owned 61% and for account number 9110349: owned 38%; SunAmerica Growth Opportunities - Class B - Merrill Lynch for the sole benefit of its customers, Jacksonville, FL 32246 - owned 11%; SunAmerica "Dogs" of Wall Street - Class A - Merrill Lynch for the sole benefit of its customers, Jacksonville, FL 32246 - owned 12%; SunAmerica "Dogs" of Wall Street - Class B - Merrill Lynch for the sole benefit of its customers, Jacksonville, FL 32246 - owned 15%; SunAmerica "Dogs" of Wall Street - Class II - Merrill Lynch for the sole benefit of its customers, Jacksonville, FL 32246 - owned 7%; SunAmerica New Century - Class II - Merrill Lynch for the sole benefit of its customers, Jacksonville, FL 32246 - owned 10%; SunAmerica New Century - Class Z - FIIOC as agent for certain employee benefit plans, Covington, KY 41015 - for account number 9106892: owned 59% and for account number 9110349: owned 40%. [TO BE UPDATED] A shareholder who owns beneficially, directly or indirectly, 25% or more of a Fund's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Fund.

         The International Equity Fund commenced operations on November 16, 2001. Immediately prior to commencement, SunAmerica was the sole initial shareholder of the Fund.

         The following table sets forth information summarizing the compensation of each disinterested Trustee for his services as Trustee for the fiscal year ended September 30, 2000. Neither the Trustees who are interested persons of the Trust nor any officers of the Trust receive any compensation.

                                                     COMPENSATION TABLE

--------------------------------------------------------------------------------------------------------------------
                                                                                                      TOTAL
                                                         PENSION OR                               COMPENSATION
                                   AGGREGATE             RETIREMENT          ESTIMATED           FROM REGISTRANT
                                  COMPENSATION        BENEFITS ACCRUED         ANNUAL                AND FUND
                                      FROM            AS PART OF TRUST      BENEFITS UPON        COMPLEX PAID TO
TRUSTEE                            REGISTRANT             EXPENSES*          RETIREMENT             TRUSTEES*
--------------------------------------------------------------------------------------------------------------------
S. James Coppersmith                $12,503                $47,982             $29,670               $65,000
--------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat                 $13,139                $30,673             $46,083               $69,000
--------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman                   $12,503                $42,123             $60,912               $65,000
--------------------------------------------------------------------------------------------------------------------
Sebastiano Sterpa **                $12,829                $11,447             $7,900                $43,333
--------------------------------------------------------------------------------------------------------------------
William F. Devin ***                  N/A                    N/A                 N/A                   N/A
--------------------------------------------------------------------------------------------------------------------
Judith L. Craven ***                  N/A                    N/A                 N/A                   N/A
--------------------------------------------------------------------------------------------------------------------

  * Information is as of September 30, 2000 for the six investment companies in the complex that pay fees to these directors/trustees. The complex consists of SAMF and AST.
  **  Mr. Sterpa, Dr. Craven and Mr. Devin are not trustees of AST.
  *** Mr. Devin and Dr. Craven were elected to the Board after the end of the most recent fiscal year.

                      ADVISER, PERSONAL SECURITIES TRADING,
                          DISTRIBUTOR AND ADMINISTRATOR

SUNAMERICA ASSET MANAGEMENT CORP.

         SunAmerica, which was organized as a Delaware corporation in 1982, is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, and acts as investment manager to the Funds pursuant to the Investment Advisory and Management Agreement dated January 1, 1999 (the "Advisory Agreement") with the Trust, on behalf of each Fund. As of June 30, 2001, SunAmerica managed, advised and/or administered in excess of $28.5 billion of assets. SunAmerica is a wholly owned subsidiary of SunAmerica Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. ("AIG").

         AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and asset management.

         Under the  Advisory  Agreement,  SunAmerica  selects  and  manages  the investments of each Fund, provides various administrative services and supervises the Funds' daily business affairs, subject to general review by the Trustees. As discussed below, SunAmerica has retained AIGGIC as subadviser with respect to the International Equity Fund.

         In carrying out its responsibilities, SunAmerica may employ, retain or otherwise avail itself of the services of other persons or entities such as the Adviser, on such terms as SunAmerica shall determine to be necessary, desirable or appropriate. SunAmerica may retain one or more advisers to manage all or a portion of the investment portfolio of the Fund, at SunAmerica's own cost and expense. Retention of one or more advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of SunAmerica under the Advisory Agreement and SunAmerica shall be responsible for all acts and omissions of such advisers, or other persons or entities, in connection with the performance of SunAmerica's duties.

         Except to the extent otherwise specified in the Advisory Agreement, each Fund pays, or causes to be paid, all other expenses of the Trust and each of the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Funds and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information regarding the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including Officers and Trustees) of the Trust that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust's operation.

         As compensation for its services to the Funds, SunAmerica receives a fee from each Fund, payable monthly, computed daily at the annual rate of .75% on the first $350 million of such Fund's average daily assets, .70% on the next $350 million of net assets and .65% on net assets over $700 million, except that SunAmerica receives a fee from "Dogs" of Wall Street Fund and International Equity Fund, payable monthly, computed daily at the annual rate of .35% and 1.00%, respectively, of average daily net assets.

         The following table sets forth the total advisory fees received by SunAmerica from each Fund pursuant to the Advisory Agreement, and the amount waived by SunAmerica for the fiscal years ended September 30, 2000, 1999 and 1998.

                                                  ADVISORY FEES

  -------------------------------------------------------------------------------------------------------------
                                         ADVISORY FEES*                          ADVISORY FEES WAIVED
  -------------------------------------------------------------------------------------------------------------
  FUND**                      2000           1999           1998          2000          1999          1998
  -------------------------------------------------------------------------------------------------------------
  Blue Chip                $1,525,968     $1,053,472       $844,891          -             -             -
  Growth Fund
  -------------------------------------------------------------------------------------------------------------
  Growth Opportunities
  Fund                     $1,512,865       $474,791       $412,690          -             -             -
  -------------------------------------------------------------------------------------------------------------
  New Century Fund         $2,670,121     $1,658,862     $1,818,045          -             -             -
  -------------------------------------------------------------------------------------------------------------
  Growth and Income Fund   $2,217,243     $1,424,693       $977,786          -             -             -
  -------------------------------------------------------------------------------------------------------------
  Balanced Assets Fund     $3,730,199     $3,113,448     $2,704,740          -             -             -
  -------------------------------------------------------------------------------------------------------------
  "Dogs" of Wall Street      $349,698       $497,184        $39,290          -             -          $39,290
  Fund
  -------------------------------------------------------------------------------------------------------------

   *  Without giving effect to voluntary fee waivers or expense reimbursements.

   ** The  total   advisory  fees   received  by   SunAmerica   from  the  Prior
      International Fund for the fiscal years ended October 31, 2000, 1999 and 1998 were $1,225,017, $945,209 and $877,072, respectively. Of these amounts, SunAmerica paid the following amounts to prior subadvisers to the Prior International Fund for the fiscal years ended October 31, 2000, 1999, and 1998: $680,653, $554,455 and $527,676, respectively.

         The   following   table  sets  forth  the  fee   waivers   and  expense
reimbursements made to the Funds by SunAmerica for the fiscal years ended September 30, 2000, 1999 and 1998.

                     FEE WAIVERS AND EXPENSE REIMBURSEMENTS

--------------------------------------------------------------------------------------------------------------
FUND**                                          2000                                 1999
--------------------------------------------------------------------------------------------------------------
                               CLASS A   CLASS B   CLASS II   CLASS Z  CLASS A   CLASS B  CLASS II*  CLASS Z
--------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund             -         -        $7,812      -        -         -     $21,276       -
--------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund         -         -        $1,810      -        -         -     $22,232       -
--------------------------------------------------------------------------------------------------------------
New Century Fund                  -         -        $3,580   $21,496     -         -     $27,286    $44,107
--------------------------------------------------------------------------------------------------------------
Growth and Income Fund            -         -        $2,950   $31,980     -         -     $19,635    $36,877
--------------------------------------------------------------------------------------------------------------
Balanced Assets Fund              -         -       $13,300      -        -         -     $27,876       -
--------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street Fund     $52,356  $102,011   $134,637      -     $62,815  $103,645  $131,812      -
Fund
--------------------------------------------------------------------------------------------------------------

-------------------------------------
             1998
--------------------------------------
CLASS A  CLASS B   CLASS II   CLASS Z

--------------------------------------
   --       -         -          -
--------------------------------------
   --       -         -          -
--------------------------------------
   --       -      $15,005    $17,656
--------------------------------------
   -        -      $17,914    $7,891
--------------------------------------
   -        -         -       $8,754
--------------------------------------
$19,810  $20,253   $15,437       -
--------------------------------------

   * Class II shares were previously designated as Class C shares except for "Dogs" of Wall Street Fund.
   ** The fee waivers and expense reimbursements made to the Prior International
      Fund by SunAmerica for the fiscal years ended October 31, 2000, 1999 and 1998 were $57,093, $195,923 and $344,811, respectively.

         The Advisory Agreement continues in effect with respect to each Fund after an initial two-year term from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees or by the holders of a majority of the respective Fund's outstanding voting securities. The Advisory Agreement may be terminated with respect to a Fund at any time, without penalty, on 60 days' written notice by the Trustees, by the holders of a majority of the respective Fund's outstanding voting securities or by SunAmerica. The Advisory Agreement automatically terminates with respect to each Fund in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

         Under the terms of the Advisory Agreement, SunAmerica is not liable to the Funds, or their shareholders, for any act or omission by it or for any losses sustained by the Funds or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

AIGGIC

         AIGGIC acts as subadviser to the International Equity Fund pursuant to a subadvisory agreement with SunAmerica (the "Subadvisory Agreement").

         In its capacity as subadviser, AIGGIC performs its advisory operations independently of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the AIGGIC's fees. AIGGIC is a wholly owned subsidiary of AIG and an affiliate of SunAmerica.

         The annual rate of fees that SunAmerica pays to AIGGIC is equal to .470% of the average daily net assets of the Fund.

         The Subadvisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. Thereafter, it may be renewed from year to year, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement provides that it will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Advisory Agreement. Under the terms of the Subadvisory Agreement, except for damages resulting directly from willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") on the part of AIGGIC (and its affiliates), AIGGIC shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, SunAmerica shall indemnify AIGGIC (and its affiliates) from any liability arising from AIGGIC's conduct under the Subadvisory Agreement.

PERSONAL SECURITIES TRADING

         The Trust and SunAmerica have adopted a written Code of Ethics (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code is (1) any trustee, director, officer, general partner or advisory person of the investment company or SunAmerica; (2) any director or officer of the Distributor who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Funds. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Trustees on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or SunAmerica during the quarter.

         AIGGIC has adopted a written Code of Ethics, and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code. Further, AIGGIC reports to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust insofar as such violations related to the Trust. In turn, SunAmerica reports to the Board of Trustees as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or SunAmerica.

THE DISTRIBUTOR

         The Trust, on behalf of each class of each Fund, has entered into a distribution agreement (the "Distribution Agreement") with SACS, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The
Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing Prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see "Distribution Plans" below).

         SACS serves as Distributor of Class I shares and Class Z shares and incurs the expenses of distributing the Class I and Class Z shares under the Distribution Agreement, none of which expenses are reimbursed or paid by the Trust.

         Continuance of the Distribution Agreement with respect to each Fund is subject to annual approval by vote of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust. The Trust and the Distributor each has the right to terminate the Distribution Agreement with respect to a Fund on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

         The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Funds. In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributors which are: Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Sentra Securities Corporation, Spelman & Co., Financial Service
Corporation, Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities Corp., AIG International Securities, Inc. and Pembrook Securities, Inc. Certain affiliates of the Distributor sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

         The Trust, on behalf of each Class I share, has entered into a services agreement (the "Class I Services Agreement") with SACS to provide additional shareholder services to Class I Shareholders. Pursuant to the Class I Services Agreement, as compensation for services rendered, SACS receives a fee from the Trust of 0.25% of the average daily net assets of each Fund's Class I shares.

DISTRIBUTION PLANS

         Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's board of directors. Pursuant to such rule, the Funds have adopted Distribution Plans for Class A, Class B and Class II shares (hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan" and collectively as the "Distribution Plans"). There is no Distribution Plan in effect for Class I or Z shares.

         The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to "Shareholder Account Information" in the Prospectus for certain information with respect to the Distribution Plans.

         Under the Class A Plan, the Distributor may receive payments from a Fund at an annual rate of up to 0.10% of average daily net assets of a Fund's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class II Plans, the Distributor may receive payments from a Fund at the annual rate of up to 0.75% of the average daily net assets of such Fund's Class B or Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers.

         The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers.

         It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor's distribution costs as described above.

         The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Funds for the fiscal years ended September 30, 2000, 1999 and 1998.

                           DISTRIBUTION AND ACCOUNT MAINTENANCE AND SERVICE FEES

---------------------------------------------------------------------------------------------------------------------------
FUND***                             2000                               1999                             1998
---------------------------------------------------------------------------------------------------------------------------
                         CLASS A     CLASS B   CLASS II   CLASS A     CLASS B    CLASS II*   CLASS A     CLASS B   CLASS II
---------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund   $474,450     $632,467    $46,588   $330,715    $457,293     $2,433   $257,768    $390,042      -
---------------------------------------------------------------------------------------------------------------------------
Growth Opportunities
Fund                    $436,037     $545,668   $226,033   $173,250    $135,817     $2,237   $151,368    $117,776      -
---------------------------------------------------------------------------------------------------------------------------
New Century Fund        $801,745   $1,187,778    $75,980   $494,047    $780,353    $10,992   $515,835    $939,577    $1,105
---------------------------------------------------------------------------------------------------------------------------
Growth and Income
Fund                    $389,836   $1,582,043   $257,171   $268,818  $1,085,415    $44,417   $200,444    $728,174    $2,563
---------------------------------------------------------------------------------------------------------------------------
Balanced Assets Fund  $1,040,454   $1,913,526   $192,600   $824,262  $1,823,284    $19,720   $645,067  $1,770,905      -
---------------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall           $53,469     $344,479   $501,127    $93,816    $469,277   $683,971    $16,281     $34,839   $30,904
Street Fund**
---------------------------------------------------------------------------------------------------------------------------

    * For the period from 3/22/98 (for those Funds for which Class II shares were previously designated as Class C shares).
    ** For the period from 6/8/98 (commencement of offering of shares of "Dogs" of Wall Street Fund).
    *** For the fiscal years ended October 31, 2000, 1999 and 1998, the Prior International Fund paid the Distributor $130,871, $100,842 and $90,504, respectively, for distribution and account maintenance and service fees for Class A shares; $555,736, $474,505 and $474,411, respectively, for distribution and account maintenance and service fees for Class B shares; and $181,751, $95,731 and $63,753, respectively, for distribution and account maintenance and service fees for Class II shares.

         Continuance of the Distribution Plans with respect to each Fund is subject to annual approval by vote of the Trustees, including a majority of the disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time with respect to a Fund without payment of any penalty by vote of a majority of the disinterested or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Distribution

Plans are in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the disinterested Trustees. In the Trustees' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Fund, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund.

THE ADMINISTRATOR

         The Trust has entered into a Service Agreement, under the terms of which SAFS, an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Funds. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

         Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from each Fund, computed and payable monthly based upon an annual rate of .22% of average daily net assets of Class A, Class B, Class II, Class I [and Class Y] shares. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent"). No portion of such fee is paid or reimbursed by Z shares. Class Z shares, however, will pay all direct transfer agency fees and out-of-pocket expenses. For further information regarding the Transfer Agent, see the section entitled "Additional Information" below.

         The Service Agreement dated January 1, 1999 continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for each Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of the Adviser.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and may cause a Fund to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Trust and may not be used in connection with the Trust. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Funds by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Funds are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

         Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Fund as a factor in the selection of brokers for transactions effected on behalf of a Fund, subject to the requirement of best price and execution.

         The Adviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

         Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Funds, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Funds and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Funds and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.

         The following tables set forth the brokerage commissions paid by the Funds and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Funds for the fiscal years ended September 30, 2000, 1999 and 1998.

                                                2000 BROKERAGE COMMISSIONS

-------------------------------------------------------------------------------------------------------------------------
                                                                                                PERCENTAGE OF AMOUNT OF
                                                                                                 TRANSACTIONS INVOLVING
                                         AGGREGATE       AMOUNT PAID TO    PERCENTAGE PAID TO    PAYMENT OF COMMISSIONS
                                         BROKERAGE         AFFILIATED          AFFILIATED            TO AFFILIATED
                                        COMMISSIONS      BROKER-DEALERS      BROKER-DEALERS          BROKER-DEALERS
-------------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND                     $147,917              -                   -                      -
-------------------------------------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND                 $258,774              -                   -                      -
-------------------------------------------------------------------------------------------------------------------------
NEW CENTURY FUND                          $429,095              -                   -                      -
-------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND                    $277,118              -                   -                      -
-------------------------------------------------------------------------------------------------------------------------
BALANCED ASSETS FUND                      $294,397              -                   -                      -
-------------------------------------------------------------------------------------------------------------------------
"DOGS" OF WALL STREET FUND                $331,096              -                   -                      -
-------------------------------------------------------------------------------------------------------------------------
PRIOR INTERNATIONAL FUND*                 $437,017           $7,317               1.67%                  6.51%
-------------------------------------------------------------------------------------------------------------------------

* Information shown for the Prior International Fund is for the fiscal year ended October 31.

                                                1999 BROKERAGE COMMISSIONS

-------------------------------------------------------------------------------------------------------------------------
                                                                                              PERCENTAGE OF AMOUNT OF
                                        AGGREGATE      AMOUNT PAID TO     PERCENTAGE PAID     TRANSACTIONS INVOLVING
                                        BROKERAGE        AFFILIATED        TO AFFILIATED     PAYMENT OF COMMISSIONS TO
                                       COMMISSIONS     BROKER-DEALERS     BROKER-DEALERS     AFFILIATED BROKER-DEALERS
-------------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND                    $150,687             -                  -                       -
-------------------------------------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND                $200,592             -                  -                       -
-------------------------------------------------------------------------------------------------------------------------
NEW CENTURY FUND                         $578,802             -                  -                       -
-------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND                   $251,845             -                  -                       -
-------------------------------------------------------------------------------------------------------------------------
BALANCED ASSETS FUND                     $319,677             -                  -                       -
-------------------------------------------------------------------------------------------------------------------------
"DOGS" OF WALL STREET FUND               $308,838             -                  -                       -
-------------------------------------------------------------------------------------------------------------------------
PRIOR INTERNATIONAL FUND*                $417,746          $11,980             2.87%                   1.71%
-------------------------------------------------------------------------------------------------------------------------

* Information shown for the Prior International Fund is for the fiscal year ended October 31.

                                                1998 BROKERAGE COMMISSIONS

-------------------------------------------------------------------------------------------------------------------------
                                                                                               PERCENTAGE OF AMOUNT OF
                                         AGGREGATE      AMOUNT PAID TO     PERCENTAGE PAID     TRANSACTIONS INVOLVING
                                         BROKERAGE        AFFILIATED        TO AFFILIATED          COMMISSIONS TO
              FUND                      COMMISSIONS     BROKER-DEALERS      BROKER-DEALERS    AFFILIATED BROKER-DEALERS
-------------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND                    $200,611              -                  -                       -
-------------------------------------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND                $311,563              -                  -                       -
-------------------------------------------------------------------------------------------------------------------------
NEW CENTURY FUND                         $907,232              -                  -                       -
-------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND                   $416,442              $900             0.22%                   0.08%
-------------------------------------------------------------------------------------------------------------------------
BALANCED ASSETS FUND                     $400,019              -                  -                       -
-------------------------------------------------------------------------------------------------------------------------
"DOGS" OF WALL STREET FUND                $80,551              -                  -                       -
-------------------------------------------------------------------------------------------------------------------------
PRIOR INTERNATIONAL FUND*                $776,510           $24,201             3.10%                   2.90%
-------------------------------------------------------------------------------------------------------------------------

* Information shown for the Prior International Fund is for the fiscal year ended October 31.

               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

         Upon making an investment in shares of a Fund, an open account will be established under which shares of such Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

         Shareholders who have met the Fund's minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis. Purchases can be made via electronic funds transfer through the Automated Clearing House or by physical draft check. Purchases made via physical draft check require an authorization card to be filed with the shareholder's bank.

         Shares of each of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed (i) at the time of purchase (Class A shares), (ii) on a deferred basis (Class B and certain Class A shares), or (iii) may contain certain elements of a sales charge that is imposed at the time of purchase and that is deferred (Class II shares). Class I and Class Z shares are not subject to any sales charges. Class C shares, now designated as Class II shares, had sales charges imposed on a deferred basis with no front-end sales load prior to their redesignation.

         The following tables set forth the front-end sales concessions with respect to Class A and Class II shares of each Fund, the amount of the front-end sales concessions reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class II shares of each Fund, received by the Distributor for the fiscal years ended September 30, 2000, 1999 and 1998.

                                                       2000

------------------------------------------------------------------------------------------------------------------
                           FRONT-END        FRONT-END           AMOUNT
                            SALES             SALES          REALLOWED TO       CONTINGENT           CONTINGENT
                         CONCESSIONS-      CONCESSIONS-       AFFILIATED      DEFERRED SALES        DEFERRED SALES
                            CLASS A          CLASS II           BROKER-       CHARGE-CLASS B       CHARGE-CLASS II
       FUND                 SHARES            SHARES*           DEALERS           SHARES               SHARES
------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND      $530,793           $75,365           $275,470          $143,698             $5,505
------------------------------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES     $3,012,938          $538,146         $1,267,806           $71,244            $12,345
FUND
------------------------------------------------------------------------------------------------------------------
NEW CENTURY FUND           $594,627           $60,690           $300,153          $141,830             $7,402
------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME          $916,828          $253,683           $496,354          $309,488            $10,895
FUND
------------------------------------------------------------------------------------------------------------------
BALANCED ASSETS FUND     $1,504,245          $208,886         $1,084,503          $218,036             $9,911
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
"DOGS" OF WALL             $61,109            $48,911           $19,690          $420,958            $128,314
STREET FUND
------------------------------------------------------------------------------------------------------------------
PRIOR INTERNATIONAL       $211,706           $109,270          $173,617          $120,560              $9,126
FUND**
------------------------------------------------------------------------------------------------------------------

 * Prior to December 1, 1998, only "Dogs" of Wall Street Fund's Class II shares carried a front-end sales charge, while Class II shares with respect to the other Funds (then designated as Class C shares) carried no such charge.
** Information shown for the Prior International Fund is for the fiscal year ended October 31.

                                                       1999

------------------------------------------------------------------------------------------------------------------
                           FRONT-END        FRONT-END           AMOUNT
                            SALES             SALES          REALLOWED TO       CONTINGENT           CONTINGENT
                         CONCESSIONS-      CONCESSIONS-       AFFILIATED      DEFERRED SALES        DEFERRED SALES
                            CLASS A          CLASS II           BROKER-       CHARGE-CLASS B       CHARGE-CLASS II
       FUND                 SHARES            SHARES*           DEALERS           SHARES               SHARES
------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH          $298,085             $6,906           $142,863           $86,111             $1,481
FUND
------------------------------------------------------------------------------------------------------------------
GROWTH
OPPORTUNITIES FUND        $130,444             $8,863            $76,316           $10,075               $942
------------------------------------------------------------------------------------------------------------------
NEW CENTURY FUND          $390,768            $33,111           $209,011          $221,333               $358
------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME         $730,023           $112,774           $411,024          $223,383             $8,210
FUND
------------------------------------------------------------------------------------------------------------------
BALANCED ASSETS         $1,479,533           $110,708         $1,075,044          $178,476             $1,443
FUND
------------------------------------------------------------------------------------------------------------------
"DOGS" OF WALL          $1,180,588         $1,298,256           $225,064          $180,715            $60,921
STREET FUND
------------------------------------------------------------------------------------------------------------------
PRIOR                     $189,597            $49,633           $122,807          $200,374             $3,583
INTERNATIONAL
FUND**
------------------------------------------------------------------------------------------------------------------

* Prior to December 1, 1998, only "Dogs" of Wall Street Fund's Class II shares carried a front-end sales charge, while Class II shares with respect to the other Funds (then designated as Class C shares) carried no such charge.
** Information shown for the Prior International Fund is for the fiscal year ended October 31.

                                                       1998

------------------------------------------------------------------------------------------------------------------
                           FRONT-END        FRONT-END           AMOUNT
                            SALES             SALES          REALLOWED TO       CONTINGENT           CONTINGENT
                         CONCESSIONS-      CONCESSIONS-       AFFILIATED      DEFERRED SALES        DEFERRED SALES
                            CLASS A          CLASS II           BROKER-       CHARGE-CLASS B       CHARGE-CLASS II
       FUND                 SHARES            SHARES*           DEALERS           SHARES               SHARES
------------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH          $147,076               -              $69,677           $43,371               -
FUND
------------------------------------------------------------------------------------------------------------------
GROWTH                     $52,243               -              $31,728           $28,118               -
OPPORTUNITIES FUND
------------------------------------------------------------------------------------------------------------------
NEW CENTURY FUND          $425,373               -             $218,719          $291,969               -
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME         $706,772               -             $329,966          $177,476               -
FUND
------------------------------------------------------------------------------------------------------------------
BALANCED ASSETS           $953,420               -             $709,993          $218,815               -
FUND
------------------------------------------------------------------------------------------------------------------
"DOGS" OF WALL            $935,429           $329,611           $74,104            $5,159               $970
STREET FUND***
------------------------------------------------------------------------------------------------------------------
PRIOR                     $341,296               -             $145,456          $128,111             $6,227
INTERNATIONAL
FUND****
------------------------------------------------------------------------------------------------------------------

* Prior to December 1, 1998, only "Dogs" of Wall Street Fund's Class II shares carried a front-end sales charge, while Class II shares with respect to the other Funds (then designated as Class C shares) carried no such charge.
** For the period from 2/2/98 (for those Funds for which Class II shares were previously designated as Class C shares)
*** For the period from 6/8/98 (commencement of offering of shares of "Dogs" of Wall Street Fund)
**** Information shown for the Prior International Fund is for the fiscal year ended October 31.

CONTINGENT DEFERRED SALES CHARGES ("CDSCS") APPLICABLE TO CLASS B SHARES

         Class B shares of the Fund issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholder will receive credit for the period prior to December 6, 2000 during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

               YEARS AFTER PURCHASE                CDSC ON SHARES BEING SOLD
               1st or 2nd year                     4.00%
               3rd or 4th year                     3.00%
               5th year                            2.00%
               6th year                            1.00%
               7th year and thereafter             None

         Any Class B shares purchased on/after December 6, 2000 (other than through the reinvestment of dividends and distributions, which are not subject to the CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.

CDSCS APPLICABLE TO SHAREHOLDERS WHO ACQUIRED SHARES OF A FUND THROUGH A REORGANIZATION

         For Class B and Class II shares of a Fund issued to shareholders in connection with the reorganization of a North American Fund into a Fund, the CDSC schedule applicable at the time the shareholder originally purchased the shares will continue to apply (even if the shareholder exchanges such shares for another fund distributed by SACS). Upon a redemption of these shares, the shareholder will receive credit for the period prior to the reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

                                     CLASS B

          YEARS AFTER PURCHASE                       CDSC ON SHARES BEING SOLD
          Up to 2 years                              5.00%
          2 years or more but less than 3 years      4.00%
          3 years or more but less than 4 years      3.00%
          4 years or more but less than 5 years      2.00%
          5 years or more but less than 6 years      1.00%
          6 or more years                            None

                                    CLASS II

                    (called Class C of North American Funds)

          YEARS AFTER PURCHASE                       CDSC ON SHARES BEING SOLD
          Up to 1 year                               1.00%
          1 year or more                             None


WAIVER OF CDSC

         As discussed under "Shareholder Account Information" in the respective Prospectus, CDSCs may be waived on redemptions of Class B and Class II shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

DEATH

         CDSCs may be waived on redemptions  within one year following the death
(i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or Class II shares are not redeemed within one year of the death, they will remain Class B or Class II shares, as applicable, and be subject to the applicable CDSC, when redeemed.

DISABILITY

         CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

DISTRIBUTIONS OR LOANS

         CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

SYSTEMATIC WITHDRAWAL PLAN

         CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established.

PURCHASES THROUGH THE DISTRIBUTOR

         An investor may purchase shares of a Fund through dealers that have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the Fund's close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange ("NYSE") that day. Orders received by the Distributor after the Fund's close of business will be executed at the offering price determined after the close of regular trading of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Fund will not be responsible for delays caused by dealers.

PURCHASE BY CHECK

         Checks should be made payable to the specific Fund or to "SunAmerica Funds." If the payment is for a retirement plan account for which SunAmerica serves as fiduciary, please note on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's Fund account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-

3204. Certified checks are not necessary but checks are accepted subject to collection at full face value in U.S. funds and must be drawn on a bank located in the U.S. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the applicable Fund at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of shares of each Fund may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Fund will accept a multi-party check
(E.G., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Fund does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Fund should not be considered verification thereof. Neither the Fund nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected.

         PURCHASE THROUGH SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Fund's close of business, the purchase of shares of a Fund will be effected on that day. If the order is received after the Fund's close of business, the order will be effected on the next business day.

         PURCHASE BY FEDERAL FUNDS WIRE. An investor may make purchases by having his or her bank wire federal funds to the Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. In order to insure prompt receipt of a federal funds wire, it is important that these steps be followed:

              o You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SunAmerica Fund Services, Inc. at: (212) 551-5585.

              o Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at (800) 858-8850, extension 5125 to obtain your new account number.

              o  Instruct the bank to wire the specified  amount to the Transfer
                 Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, SunAmerica [name of Fund, Class __] (include shareholder name and account number).

WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES

         To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by SunAmerica or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other SAMFs) is at least $750,000, (b) the sponsor signs a $750,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator has an agreement with the Distributor with respect to such purchases, and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

REDUCED SALES CHARGES (CLASS A SHARES ONLY)

         As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

COMBINED PURCHASE PRIVILEGE

         The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Fund shares into a single transaction:

               i. an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

              ii. an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

             iii. a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

              iv. tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

               v. employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

              vi.  group purchases as described below.

         A combined purchase currently may also include shares of other funds in SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

RIGHTS OF ACCUMULATION

         A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

         The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

LETTER OF INTENT

         A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

         The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Funds purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

REDUCED SALES CHARGE FOR GROUP PURCHASES

         Members of qualified groups may purchase Class A shares of the Funds under the combined purchase privilege as described above.

         To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

         Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide to its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

         Members of a qualified group include: (i) any group that meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund's shares for the benefit of any of the foregoing.

         Interested groups should contact their investment dealer or the Distributor. The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

         Reference  is  made  to  "Shareholder   Account  Information"  in  each
Prospectus for certain information as to the redemption of Fund shares.

         If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Funds may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash. The Funds, other than the International Equity Fund, having filed with the SEC a notification of election pursuant to Rule 18f-1 are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

         The Distributor is authorized, as agent for the Funds, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Fund next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Funds nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                               EXCHANGE PRIVILEGE

         Shareholders in any of the Funds may exchange their shares for the same class of shares of any other Fund or other fund distributed by the Distributor that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at
(800) 858-8850.

         If a shareholder acquires Class A shares through an exchange from another SAMF where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

         A shareholder who acquires Class B or Class II shares through an exchange from another SAMF will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

         Because excessive trading (including short-term "market timing" trading) can hurt a Fund's performance, each Fund may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Fund's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

         In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and may therefore be refused.

                        DETERMINATION OF NET ASSET VALUE

         The Trust is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). Each Fund calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Trustees.

         Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, including instances where quotations are considered unreliable or where significant events affecting the price of a security have occurred since the last available quotation, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Fund's total assets.

         A Fund's liabilities, including proper accruals of expense items, are deducted from total assets.

                                PERFORMANCE DATA

         Each Fund may advertise performance data that reflects various measures of total return and the Balanced Assets Fund may advertise data that reflects yield. An explanation of the data presented and the methods of computation that will be used are as follows.

         A Fund's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

         Average annual total return is determined separately for each class in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5-, and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                                         n
                                 P(1 + T)  = ERV

         P        =   a hypothetical initial purchase payment of $1,000
         T        =   average annual total return
         N        =   number of years
         ERV      =   ending  redeemable value of a hypothetical  $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10- year periods (or fractional portion thereof).

         The above formula assumes that:

                  a. The maximum sales load (I.E., either the front-end sales load in the case of the Class A shares or Class II shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B or Class II shares) is deducted from the initial $1,000 purchase payment;

                  b. All dividends and distributions are reinvested at net asset value; and

                  c. Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.

                  The Funds' average annual total return for the 1-, 5- and 10-year periods (or from date of inception, if sooner) ended September 30, 2000 is presented below. No performance information is shown for Class I of any Fund since such Class commenced operations in November 2001; however, information for Class I is computed in the same manner as described herein.

--------------------------------------------------------------------------------------------------------------------
                                             SINCE               ONE                  FIVE                TEN
CLASS A SHARES                             INCEPTION             YEAR                YEARS               YEARS
--------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                      18.67%(1)            26.92%               22.44%               N/A
--------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                  19.01%(2)            90.42%               30.72%             24.33%
--------------------------------------------------------------------------------------------------------------------
New Century Fund                           17.57%(3)            62.81%               21.91%             24.61%
--------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                     22.87%(4)            20.30%               24.24%               N/A
--------------------------------------------------------------------------------------------------------------------
Balanced Assets Fund                       13.61%(5)             9.04%               14.99%               N/A
--------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street Fund                -10.32%(6)           -19.03%                N/A                 N/A
--------------------------------------------------------------------------------------------------------------------
International Equity Fund*                 -4.56%(7)             2.76%                N/A                 N/A
--------------------------------------------------------------------------------------------------------------------

(1) Date of inception:  October 8, 1993.
(2) Date of inception:  January 28, 1987.
(3) Date of inception:  January 28, 1987.
(4) Date of inception:  July 1, 1994.
(5) Date of inception:  September 24, 1993.
(6) Date of inception:  June 8, 1998.
(7) Date of inception:  November 16, 1996.
* Reflects performance of the Prior International Fund for the periods shown.

--------------------------------------------------------------------------------------------------------------------
                                             SINCE               ONE                 FIVE                TEN
CLASS  B SHARES                            INCEPTION             YEAR               YEARS               YEARS
--------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund                      14.25%(1)            29.80%              22.92%             19.02%
--------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                  23.93%(2)            96.58%              31.17%               N/A
--------------------------------------------------------------------------------------------------------------------
New Century Fund                           20.97%(3)            67.59%              22.42%               N/A
--------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                     23.31%(4)            22.74%              24.76%               N/A
--------------------------------------------------------------------------------------------------------------------
Balanced Assets Fund                       13.00%(5)            10.98%              15.41%             14.88%
--------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street Fund                -10.06%(6)           -18.62%               N/A                 N/A
--------------------------------------------------------------------------------------------------------------------
International Equity Fund *                -3.36%(7)             2.94%               N/A                 N/A
--------------------------------------------------------------------------------------------------------------------

(1) Date of inception:  March 13, 1985.
(2) Date of inception:  October 4, 1993.
(3) Date of inception:  September 24, 1993.
(4) Date of inception:  July 6, 1994.
(5) Date of inception:  January 29, 1985.
(6) Date of inception:  June 8, 1998.
(7) Date of inception:  November 16, 1996.
* Reflects performance of the Prior International Fund for the periods shown.

----------------------------------------------------------------------------
                                             SINCE              ONE
           CLASS II SHARES                 INCEPTION            YEAR
----------------------------------------------------------------------------
        Blue Chip Growth Fund               20.37%(3)          31.23%
----------------------------------------------------------------------------
      Growth Opportunities Fund             60.05%(3)          97.43%
----------------------------------------------------------------------------
           New Century Fund                 35.47%(1)          68.76%
----------------------------------------------------------------------------
        Growth and Income Fund              19.69%(1)          24.51%
----------------------------------------------------------------------------
         Balanced Assets Fund                8.71%(3)          12.81%
----------------------------------------------------------------------------
      "Dogs" of Wall Street Fund            -8.98%(2)         -16.48%
----------------------------------------------------------------------------
     International Equity Fund *            -1.36%(4)           3.44%
----------------------------------------------------------------------------
(1) Date of inception:  February 2, 1998.
(2) Date of inception:  June 8, 1998.
(3) Date of inception:  February 2, 1999.
(4) Date of inception:  March 6, 1997.
* Reflects performance of the previously designated Class C shares of the Prior International Fund for the periods shown.



-------------------------------------------------------------------------------
                                       SINCE        ONE        FIVE     TEN
CLASS Z SHARES                       INCEPTION     YEAR       YEARS    YEARS
-------------------------------------------------------------------------------
New Century Fund                     24.75%(1)    73.63%       N/A      N/A
-------------------------------------------------------------------------------
Growth and Income Fund               18.29%(2)    28.29%       N/A      N/A
-------------------------------------------------------------------------------
(1) Date of inception:  October 7, 1996.
(2) Date of inception:  April 15, 1998.

         Each Fund may advertise cumulative, rather than average return, for each class of its shares for periods of time other than the 1-, 5-, and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.

COMPARISONS

         Each Fund may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in a Fund. The following references may be used:

                o Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.

                o Standard & Poor's 500 Composite Stock Price Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

                o Standard & Poor's 100 Stock Index -- an unmanaged index based on the prices of 100 blue chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The Standard & Poor's 100 Stock Index is a smaller, more flexible index for options trading.

                o The NYSE composite or component indices -- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

                o Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

                o Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis, and Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

                o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc., analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

                o Mutual Fund Source Book, Principia, and other publications and information services provided by Morningstar, Inc. -- analyzes price, risk and total return for the mutual fund industry.

                o Financial publications: Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service, and other publications containing financial analyses that rate mutual fund performance over specified time periods.

                o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of periodic change in the price of goods and services in major expenditure groups.

                o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

                o Savings and Loan Historical Interest Rates as published in the U.S. Savings & Loan League Fact Book.

                o Shearson-Lehman Municipal Bond Index and Government/Corporate Bond Index -- unmanaged indices that track a basket of intermediate and long-term bonds. Reflect total return and yield and assume dividend reinvestment.

                o Salomon GNMA Index published by Salomon Brothers Inc. -- Market value of all outstanding 30-year GNMA Mortgage Pass-Through Securities that includes single family and graduated payment mortgages.

                o Salomon Mortgage Pass-Through Index published by Salomon Brothers Inc. -- Market value of all outstanding agency mortgage pass-through securities that includes 15- and 30-year FNMA, FHLMC and GNMA Securities.

                o Value Line Geometric Index -- broad based index made up of approximately 1700 stocks each of which have an equal weighting.

                o Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

                o Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or more in market capitalization. The index is priced monthly.

                o Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated "AA" or "AAA." It is a value-weighted, total return index, including approximately 800 issues.

                o Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.

                o Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

                    Australian Dollars          Netherlands Guilders

                    Canadian Dollars            Swiss Francs

                    European Currency Units     UK Pound Sterling

                    French Francs               U.S. Dollars

                    Japanese Yen German         Deutsche Marks

                o J.P. Morgan Global Government Bond Index -- a total return, market capitalization-weighted index, rebalanced monthly, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom, and the U.S.

                o   Shearson  Lehman   Long-Term   Treasury  Bond  Index  --  is
                    comprised of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

                o NASDAQ Industrial Index -- is comprised of more than 3,000 industrial issues. It is a value-weighted index calculated on pure change only and does not include income.

                o The MSCI Combined Far East Free ex Japan Index -- a market capitalization-weighted index comprised of stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in this index at 20% of its market capitalization.

                o First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

                o Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the U.S.

                o Russell 3000 and 2000 Index -- represents the top 3,000 and the next 2,000 stocks, respectively, traded on the NYSE, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

                o Russell Mid-Cap Growth Index -- contains those Russell Mid-Cap securities with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index, the securities in which tend to exhibit higher price-to-book and price earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

                o Russell 1000 Index -- measures the performance of the 1,000 largest U.S. companies based on total market capitalization, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $14.1 billion; the median market capitalization was approximately $4.1 billion. The smallest company in the index had an approximate market capitalization of $1.6 billion.

                o Russell Mid-Cap Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the index has an approximate market capitalization of $13 billion.

                o Russell 2000 Growth Index -- measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

                o NASDAQ Composite Index -- is a market value-weighted index composed of over 5,000 domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market.

                o Russell 3000 Growth Index -- measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

                o Lehman Brothers Aggregate Bond Index -- represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

                o Lehman Brothers Intermediate Government Index -- represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government in the intermediate maturity range.

                o Russell 1000 Value Index -- measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

                o Wilshire Large Cap Value Index -- measures large-cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire's criteria for value.

         In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its figures. Specifically, a Fund may compare its performance to that of certain indices that include securities with government guarantees. However, a Fund's shares do not contain any such guarantees. In addition, there can be no assurance that a Fund will continue its performance as compared to such other standards.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

         Dividends from net investment income, if any, and the excess of net realized long-term capital gains over net short-term capital losses ("capital gain distributions"), if any, will be distributed to the registered holders at least annually. With respect to capital gain distributions, each Fund's policy is to offset any prior year capital loss carry forward against any realized capital gains, and, accordingly, no distribution of capital gains will be made until gains have been realized in excess of any such loss carry forward.

         Dividends and distributions will be paid in additional Fund shares based on the net asset value at the Fund's close of business on the dividend date or, unless the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in excess of $10 in cash.

TAXES

         Each Fund is qualified, intends to remain qualified and elects to be treated as a regulated investment company ("RICs") under Subchapter M of the Code for each taxable year. As long as each Fund so qualifies, each Fund (but not its shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders. Each Fund intends to distribute substantially all of such income.

         In order to remain qualified as a RIC, each Fund generally must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of each Fund's assets is represented by cash and cash items, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

         As a RIC, each Fund will not be subject to U.S. Federal income tax on its income and net capital gains that it distributes provided that it distributes to shareholders an amount equal to at least 90% of its investment company taxable income, and 90% of its net tax exempt interest income, for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

         Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, i.e., net long-term capital gains in excess of its short-term capital losses for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it actually is paid during the calendar year or if it is declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by each Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, in the calendar year in which such dividend is declared rather than on the date on which the distributions are received.

         Dividends paid by each Fund from its ordinary income and distributions of each Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income, whether or not reinvested. The portion of such ordinary income dividends received from each Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Fund's gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year.

         Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable at the maximum rate of 20% if such shares were held for more than one year. A further reduction in the capital gains tax rate may be available with respect to the sale of shares acquired after December 31, 2000 and held for more than five years. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

         Generally, any loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of such Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of that Fund's assets to be invested in various countries is not known. It is not anticipated that any Fund, with the exception of the International Equity Fund, will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by such Fund.

         Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

         The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Fund may write, purchase or sell. Such options and contracts are classified as
Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of
Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the-counter options written by a Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates as in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

         A substantial portion of each Fund's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) "conversion transaction" rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

         Code Section 1259 requires the recognition of gain (but not loss) if a Fund makes a "constructive sale" of an appreciated financial position (E.G., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or identical property short, or enters into other similar transactions.

         The Growth and Income Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

         A Fund may be required to backup withhold U.S. Federal income tax at the rate of 30.5% through the year 2001, 30% in the years 2002 and 2003, 29% in the years 2004 and 2005, and 28% in the year 2006 and thereafter of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

         Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                RETIREMENT PLANS

         Shares of the Funds may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

PENSION AND PROFIT-SHARING PLANS

         Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

TAX-SHELTERED CUSTODIAL ACCOUNTS

         Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS

         Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a "Traditional IRA"), including an account under a Simplified Employee Pension Plan, commonly referred to as a "SEP-IRA". Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION ("SARSEP")

         A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES ("SIMPLE IRA")

         This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

ROTH IRA

         Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

EDUCATION IRA

         Education IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute up to $500 ($2,000 after 2001) each year to an Education IRA on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                              DESCRIPTION OF SHARES

         Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust of the Trust (the "Declaration of Trust") permits the Trustees to issue an unlimited number of full and fractional shares, $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

         Currently, seven series of shares of the Trust have been authorized pursuant to the Declaration of Trust: the Blue Chip Growth Fund, the Growth Opportunities Fund, the New Century Fund, the Growth and Income Fund, the Balanced Assets Fund, "Dogs" of Wall Street Fund and International Equity Fund. The "Dogs" of Wall Street Fund has been divided into three classes of shares, designated as Class A, Class B and Class II shares. The Balanced Assets Fund, Blue Chip Growth Fund and International Equity Fund have each been divided into four classes of shares, designated as Class A, Class B, Class II and Class I shares. The New Century Fund and Growth and Income Fund have been divided into five classes of shares, designated as Class A, Class B, Class II, Class I and Class Z shares. The Growth Opportunities Fund has been divided into five classes of shares, designated as Class A, Class B, Class II, Class I and Class Y shares. The Trustees may authorize the creation of additional series of shares so as to be able to offer to investors additional investment portfolios within the Trust that would operate independently from the Trust's present portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Trust's shares represents the interests of the shareholders of that series in a particular portfolio of Trust assets. In addition, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

         Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders' meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund's policies, only shareholders of the series affected by the matter may be entitled to vote.

         All classes of shares of a given Fund are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee, (iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class II shares are subject to an initial sales charge, a CDSC, a distribution fee and an ongoing account maintenance and service fee; (v) Class B shares convert automatically to Class A shares on the first business day of the month seven years after the purchase of such Class B shares, (vi) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, (vii) Class I shares are not subject to any sales charge or any distribution fee, (viii) Class Z shares are not subject to any sales charge or any distribution, account maintenance or service fee,
(ix) Class Y shares are not subject to any sales charges or any distribution fees, and (x) each class of shares will be exchangeable only into the same class of shares of any of the other Funds or other SAMFs that offers that class, except that Class II shares will be exchangeable into Class C shares of the other SAMFs that do not offer Class II. All shares of the Trust issued and outstanding and all shares offered by each Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

         The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

         Under Massachusetts law, shareholders of a trust, such as the Trust, in certain circumstances may be held personally liable as partners for the obligations of the trust. However the Declaration of Trust, pursuant to which the Trust was organized, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held personally liable for any Trust obligation. Thus the risk of a shareholder being personally liable as a partner for obligations of the Trust, is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.

                             ADDITIONAL INFORMATION

COMPUTATION OF OFFERING PRICE PER SHARE

         The following is the offering price calculation for Class A, Class B and Class II shares of the Funds, based on the value of each Fund's net assets as of September 30, 2000. The offering price calculation for the International Equity Fund is based on the value of the Fund's net assets as of October 31, 2000. No offering price calculation is shown for Class I or Class Y shares; however, there are no sales charges for Class I or Class Y shares and therefore the offering price for these shares of each Fund will be computed by dividing its net assets by the number of shares outstanding.

------------------------------------------------------------------------------------------------------
                                                         BLUE CHIP GROWTH FUND**
------------------------------------------------------------------------------------------------------
                                           CLASS A               CLASS B              CLASS II +
------------------------------------------------------------------------------------------------------
Net Assets.....                              $152,788,583           $67,586,012            $8,938,899
------------------------------------------------------------------------------------------------------
Number of Shares Outstanding.....               5,264,369             2,480,812               328,726
------------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares).....                  $29.02                $27.24                $27.19
------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Sales Charge
         for Class A Shares: 5.75% of
         offering price (6.10% of net asset
         value per share)* ................             1.77                     -                  -

         for Class II Shares: 1.00%
         of offering price (1.01% of net                   -                     -               0.27
         asset value per share)*
-----------------------------------------------------------------------------------------------------
Offering Price ............................           $30.79                $27.24             $27.46
-----------------------------------------------------------------------------------------------------

  * Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
  ** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
  + Class C shares (which were redesignated as Class II shares) commenced on February 2, 1998. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.

-------------------------------------------------------------------------------------------------------
                                                        GROWTH OPPORTUNITIES FUND**
-------------------------------------------------------------------------------------------------------
                                            CLASS A               CLASS B              CLASS II +
-------------------------------------------------------------------------------------------------------
Net Assets.....                               $206,531,486          $108,083,387           $65,322,050
-------------------------------------------------------------------------------------------------------
Number of Shares Outstanding.....                5,062,754             2,844,090             1,720,275
-------------------------------------------------------------------------------------------------------
Net Asset Value Per Share (net assets
divided by number of shares).....                   $40.79                $38.00                $37.97
-------------------------------------------------------------------------------------------------------
Sales Charge
         for Class A Shares: 5.75% of
         offering price (6.10% of net asset
         value per share)* ................           2.49                     -                     -

         for Class II Shares: 1.00%
         of offering price (1.01% of net                 -                     -                  0.38
         asset value per share)*
-------------------------------------------------------------------------------------------------------
Offering Price..... .......................         $43.28                $38.00                $38.35
-------------------------------------------------------------------------------------------------------

  * Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
  ** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
  + Class C shares (which were redesignated as Class II shares) commenced on February 2, 1998. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.

----------------------------------------------------------------------------------------------------------------
                                                                   NEW CENTURY FUND**
----------------------------------------------------------------------------------------------------------------
                                              CLASS A           CLASS B         CLASS II +         CLASS Z
----------------------------------------------------------------------------------------------------------------
Net Assets.....                               $253,359,285      $122,004,422      $10,847,570        $3,359,933
----------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding.....                6,159,207         3,159,564          281,372            79,512
----------------------------------------------------------------------------------------------------------------
Net Asset Value Per Shares (net assets
divided by number of shares).....                   $41.14            $38.61           $38.55            $42.26
----------------------------------------------------------------------------------------------------------------
Sales Charge
          for Class A Shares: 5.75% of
          offering price (6.10% of net
          asset value per share)*.....                2.51                 -                -                 -

          for Class II Shares: 1.00% of
          offering price (1.01% of net                   -                 -             0.39                 -
          asset value per share)*
----------------------------------------------------------------------------------------------------------------
Offering Price....                                  $43.65            $38.61           $38.94            $42.26
----------------------------------------------------------------------------------------------------------------

  * Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
  ** Class B and Class Z shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
  + Class C shares (which were redesignated as Class II shares) commenced on February 2, 1998. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.

------------------------------------------------------------------------------------------------------------------
                                                                   GROWTH AND INCOME FUND**
------------------------------------------------------------------------------------------------------------------
                                                 CLASS A                CLASS B       CLASS II +           CLASS Z
------------------------------------------------------------------------------------------------------------------
Net Assets.....                                  $127,168,433      $176,395,005      $39,986,124          $607,012
------------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding.....                   6,358,281         9,072,349        2,059,320            29,942
------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Shares (net assets
divided by number of shares).....                      $20.00            $19.44           $19.42            $20.27
------------------------------------------------------------------------------------------------------------------
Sales Charge
          for Class A Shares: 5.75% of
          offering price (6.10% of net
          asset value per share)*.....                   1.22                 -                -                 -

          for Class II Shares: 1.00% of
          offering price (1.01% of net                      -                 -             0.20                 -
          asset value per share)*
------------------------------------------------------------------------------------------------------------------
Offering Price....                                     $21.22            $19.44           $19.62            $20.27
------------------------------------------------------------------------------------------------------------------

  * Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
  ** Class B and Class Z shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
  + Class C shares (which were redesignated as Class II shares) commenced on February 2, 1998. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.

----------------------------------------------------------------------------------------
                                                BALANCED ASSETS FUND
----------------------------------------------------------------------------------------
                                  CLASS A             CLASS B           CLASS II ++
----------------------------------------------------------------------------------------
Net Assets.....                    $319,598,273        $174,935,612         $29,505,687
----------------------------------------------------------------------------------------
Number of Shares
Outstanding.....                     15,249,939           8,363,796           1,409,271
----------------------------------------------------------------------------------------
Net Asset Value Per Shares (net
assets divided by number of              $20.96              $20.92              $20.94
shares).....
----------------------------------------------------------------------------------------
Sales Charge
        for Class A Shares:
        5.75% of offering price
        (6.10% of net asset
        value per share)*
                                           1.28                   -                   -
        for Class II Shares:
        1.00% of offering price
        (1.01% of net asset
        value per share)*
                                              -                   -                0.21
----------------------------------------------------------------------------------------
Offering Price....                       $22.24              $20.92              $21.15
----------------------------------------------------------------------------------------

  * Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
  ** Class B and Class Z shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
  + The offering of shares of "Dogs" of Wall Street Fund commenced on June 1, 1998.
  ++ Class C shares (which were redesignated as Class II shares) commenced on February 2, 1998. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.

-----------------------------------------------------------------------------
                                      "DOGS" OF WALL STREET FUND**+
-----------------------------------------------------------------------------
                                  CLASS A         CLASS B       CLASS II ++
-----------------------------------------------------------------------------
Net Assets.....                    $8,731,858     $21,221,164    $24,110,479
-----------------------------------------------------------------------------
Number of Shares
Outstanding.....                      902,973       2,206,750      2,507,422
-----------------------------------------------------------------------------
Net Asset Value Per Shares
(net assets divided by                  $9.67           $9.62          $9.62
number of shares).....
-----------------------------------------------------------------------------
Sales Charge
        for Class A Shares:
        5.75% of offering
        price (6.10% of net
        asset value per
        share)*                          0.59               -              -

        for Class II
        Shares: 1.00% of
        offering price
        (1.01% of net asset
        value per share)*
                                            -               -           0.10
-----------------------------------------------------------------------------
Offering Price....                     $10.26           $9.62          $9.72
-----------------------------------------------------------------------------

  * Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
  ** Class B and Class Z shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
  + The offering of shares of "Dogs" of Wall Street Fund commenced on June 1, 1998.
  ++ Class C shares (which were redesignated as Class II shares) commenced on February 2, 1998. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.

-------------------------------------------------------------------------------------------------------------
                                                              INTERNATIONAL EQUITY FUND**+
-------------------------------------------------------------------------------------------------------------
                                                    CLASS A               CLASS B            CLASS II ++
-------------------------------------------------------------------------------------------------------------
Net Assets.....                                        $49,085,256           $48,901,181         $20,367,122
-------------------------------------------------------------------------------------------------------------
Number of Shares Outstanding.....                        3,398,272             3,474,334           1,446,942
-------------------------------------------------------------------------------------------------------------
Net Asset Value Per Shares (net assets
divided by number of shares).....                           $14.44                $14.07              $14.08
-------------------------------------------------------------------------------------------------------------
Sales Charge

          for Class A Shares: 5.75% of
          offering price (6.10% of net
          asset value per share)*.....                       $0.88                     -                   -

          for Class II Shares: 1.00% of
          offering price (1.01% of net                           -                     -               $0.14
          asset value per share)*
-------------------------------------------------------------------------------------------------------------
Offering Price....                                          $15.32                $14.07              $14.22
-------------------------------------------------------------------------------------------------------------

  * Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
  ** Class B shares are not subject to an initial charge. Class B shares may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.
  +   Information shown is for the Prior International Fund.
  ++ Class C shares (which were redesignated as Class II shares) commenced on April 1, 1999. Class II shares are subject to an initial sales charge and may be subject to a contingent deferred sales charge on redemption of shares.

REPORTS TO SHAREHOLDERS

         The Trust sends audited annual and unaudited semi-annual reports to shareholders of each of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Trust to confirm transactions in the account.

CUSTODIAN AND TRANSFER AGENCY

         State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and as Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Trust. Transfer agent functions are performed for State Street, by National Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street.

INDEPENDENT AUDITORS AND LEGAL COUNSEL

         Ernst & Young LLP, 787 Seventh Avenue, New York, NY 10019, serves as the Trust's independent auditors and in that capacity examines the annual financial statements of the Trust. The firm of Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022, serves as legal counsel to the Trust.

                              FINANCIAL STATEMENTS


         The Trust's audited and unaudited financial statements are incorporated into this Statement of Additional Information by reference to its 2000 annual and 2001 semi-annual reports to shareholders, respectively. The audited and unaudited financial statements of the International Equity Portfolio of Style Select Series, Inc. (the Prior International Fund), which is expected to reorganize into the International Equity Fund on November 16, 2001 are incorporated by reference to its 2000 annual and 2001 semi-annual reports to shareholders. You may request a copy of the Trust's annual and semi-annual report (and of the annual and semi-annual report of International Equity Portfolio of SunAmerica Style Select Series, Inc.) at no charge by calling (800) 858-8850 or writing the Trust at SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204.

                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

         Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa Bonds rated Baa are considered as medium grade obligations; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

         Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                   Appendix-1

         C Bonds rated C are the lowest-rated class of bonds, and issues so rated can be regarded AS HAVING EXTREMELY POOR PROSPECTS OF EVER ATTAINING ANY REAL INVESTMENT STANDING.

         NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

         --  Leading market positions in well-established industries

         --  High rates of return on funds employed

         -- Conservative capitalization structures with moderate reliance on debt and ample asset protection

         -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation

         -- Well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may

                                   Appendix-2
result in changes in level of debt protection  measurements  and the requirement
for  relatively  high  financial  leverage.   Adequate  alternate  liquidity  is
maintained.

         Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

         If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

         A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

         The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation: (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                                   Appendix-3

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

                  Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C The rating C is typically applied to debt subordinated to senior debt assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
                                   Appendix-4

         CI The rating CI is reserved for income bonds on which no interest is being paid.

         D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

         L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal
                  Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

         * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         NR       Indicates  that no rating  has been  requested,  that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Debt Obligations of Issuers outside the U.S. and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

         Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are

                                   Appendix-5
graded  into  four  categories,   ranging  from  "A"  for  the  highest  quality
obligations to "D" for the lowest.

         A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

         A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

         B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

         C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

         The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.











                                   Appendix-6

                           EXPLANATORY NOTE FOR PARTS C

Following are three Parts C and Signature Pages. The first Part C and Signature Page relates to the registrant SunAmerica Style Select Series, Inc. The second Part C and Signature Page relates to the registrant SunAmerica Income Funds. The third Part C and Signature Page relates to the registrant SunAmerica Equity Funds.

                  PART C - SUNAMERICA STYLE SELECT SERIES, INC.

                                OTHER INFORMATION


Item 23:          Exhibits.

(a)       (i)     Articles of Incorporation, as amended. Incorporated herein by reference to Exhibit 1(A) of the Registrant's Registration
                  Statement on Form N-1A (File No. 333-11283) filed on August
                  30, 1996.

         (ii) Articles Supplementary dated August 1, 1996. Incorporated herein by reference to Exhibit 1(B) of the Registrant's Registration Statement on Form N-1A (File No. 333- 11283) filed on August 30, 1996.

         (iii) Articles of Amendment dated August 19, 1996. Incorporated herein by reference to Exhibit 1(C) of the Registrant's Registration Statement on Form N-1A (File No. 333- 11283) filed on August 30, 1996.

         (iv) Articles of Amendment dated November 13, 1996. Incorporated herein by reference to Exhibit 1(D) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 14, 1996.

         (v) Articles Supplementary of Amendment dated September 23, 1997. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (vi) Articles Supplementary of Amendment dated April 15, 1998. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (vii) Articles Supplementary dated May 15, 1998. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (viii) Articles of Amendment dated March 29, 1999. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (ix) Articles of Amendment dated September 8, 1999. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (x) Articles Supplementary dated November 1, 1999. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (xi) Articles Supplementary dated May 22, 2000. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (xii) Articles Supplementary dated March 1, 2001. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (xiii) Articles of Amendment dated September 26, 2001. Incorporated herein by reference to Exhibit 1(M) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement On Form N-14 (File no. 333-67844) filed on October 3, 2001.

         (xiv) Articles Supplementary dated September 27, 2001. Incorporated herein by reference to Exhibit 1(N) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-14 (File no. 333-67844) filed on October 3, 2001.

(b) By-Laws. Incorporated herein by reference to Exhibit 2 of the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on August 30, 1996.

(c) Instruments Defining Rights of Shareholders. Incorporated herein by reference to Exhibits (a) and (b) above.

(d)      (i)      Investment Advisory and Management Agreement. Incorporated
                  herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's
                  Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.


         (ii) Subadvisory Agreement between SunAmerica Asset Management Corp. ("SunAmerica") and American Century Investment Management, Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on October 29, 1999.


         (iii) Subadvisory Agreement between SunAmerica and Baron Capital Management, Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

         (iv) Subadvisory Agreement between SunAmerica and Berger Associates, Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

         (v) Subadvisory Agreement between SunAmerica and Credit Suisse Asset Management, LLC (formerly known as Warburg Pincus Asset Management, Inc.). Incorporated herein by reference to Exhibit
                  (d)(xx) of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

         (vi) Subadvisory Agreement between SunAmerica and Davis Selected Advisers, L.P. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

         (vii) Subadvisory Agreement between SunAmerica and EQSF Advisers, Inc. Incorporated herein by reference to Exhibit (d)(ix) of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on October 29, 1999.

         (viii) Subadvisory Agreement between SunAmerica and Fred Alger Management, Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2000.

         (ix) Subadvisory Agreement between SunAmerica and Harris Associates L.P. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

         (x) Subadvisory Agreement between SunAmerica and Janus Capital Corporation. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

         (xi) Subadvisory Agreement between SunAmerica and Jennison Associates LLC. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

         (xii) Subadvisory Agreement between SunAmerica and Lazard Asset Management. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

         (xiii) Subadvisory Agreement between SunAmerica and Marsico Capital Management, LLC. Incorporated herein by reference to Exhibit
                  (d)(xiii) of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

         (xiv) Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

         (xv) Subadvisory Agreement between SunAmerica and Morgan Stanley Investments L.P. Incorporated herein by reference to Exhibit d
                  (xiv) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

         (xviii) Subadvisory Agreement between SunAmerica and Oberweis Asset Management, Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

         (xix) Subadvisory Agreement between SunAmerica and Robert Fleming, Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

         (xx) Subadvisory Agreement between SunAmerica and State Street Research and Management Company ("State Street"). Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

         (xxi) Subadvisory Agreement between SunAmerica and T. Rowe Price Associates, Inc. Incorporated herein by reference to Exhibit
                  (d)(xix) of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

         (xxii) Subadvisory Agreement between SunAmerica and Thornburg Investment Management, Inc. Incorporated herein by reference to Exhibit (xix) of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on October 29, 1999.

         (xxiii) Subadvisory Agreement between SunAmerica and Wellington Management Company, LLP. Incorporated herein by reference to Exhibit (xxi) of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

         (xxiv) Subadvisory Agreement between SunAmerica and Van Wagoner Capital Management, Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on April 28, 2000.

         (xxv) Subadvisory Agreement between SunAmerica and Dresdner RCM Global Investors LLC. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on April 28, 2000.

(e)      (i)      Distribution Agreement. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment
                  No. 13 to the Registrant's Registration Statement on Form N-1A
                  (File No. 333-11283) filed on February 26, 1999.

         (ii) Form of Selling Agreement. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

(f) Disinterested Trustees and Directors' Retirement Plan. Incorporated herein by reference to Exhibit 7 of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 14, 1996.

(g) Custodian Agreement. Incorporated herein by reference to Exhibit 8 of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333- 11283) filed on November 14, 1996.

(h)      (i)      Service Agreement. Incorporated herein by reference to Exhibit
                  9(a) of Pre-Effective Amendment No. 1 to the Registrant's
                  Registration Statement on Form N-1A (File No. 333-11283) filed on November 14, 1996. (File No. 333-11283) filed on November
                  14, 1996.

         (ii)     Transfer Agency Agreement. Incorporated herein by reference to
                  Exhibit 9(b) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A


         (iii) Administrative and Shareholder Services Agreement. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

(i)      Opinion of Counsel. To be filed by amendment.

(j)      (i)      Consent of Independent Accountants. To be filed by amendment.

         (ii)     Consent of Independent Accountants. To be filed by amendment.


(k)      Not applicable.

(l)      Not applicable.

(m) Distribution Plans. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on October 29, 1999.

(n)      Not applicable.

(o)      (i)      Amended and Restated 18f-3 Plan. To be filed by amendment.

         (ii)     Power of Attorney. Filed herewith.

(p)      (i)      Code of Ethics for American Century Investment Management,
                  Inc. Incorporated herein by reference to Exhibit p (i) of Post-Effective Amendment No. 16 to American Century World
                  Mutual Funds, Inc.'s Registration Statement on Form N-1A (File
                  No. 33-39242) filed on March 10, 2000.

         (ii) Code of Ethics for Baron Capital Management, Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

         (iii) Code of Ethics for Berger Associates, Inc. Incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 8 to Berger Institutional Products Trust's Registration Statement on Form N-1A (File No. 033-6340; 811-07367) filed on April 28, 2000.

         (iv) Code of Ethics for Credit Suisse Asset Management, LLC Incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 21 to Credit Suisse Institutional Fund, Inc.'s Registration Statement on Form N-1A (File No. 33-47880) filed on August 30, 2000.


         (v) Code of Ethics for Davis Selected Advisers, L.P. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2001.

         (vi) Code of Ethics for EQSF Advisers, Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2001.

         (vii) Code of Ethics for Fred Alger Management, Inc. Incorporated herein by reference to Exhibit p of Post-Effective Amendment No. 31 to the Alger Fund's Registration Statement on Form N-1A (File No. 33-4959; 811-01355) filed on July 21, 2000.

         (viii) Code of Ethics for Harris Associates. Incorporated herein by reference to Exhibit p(2) of Post-Effective Amendment No. 25 to Harris Associates Investment Trust's Registration Statement on Form N-1A (File No. 033-38953; 811-06279) filed on January 26, 2001.

         (ix) Code of Ethics for Janus Capital Corporation. Incorporated herein by reference to Exhibit 15 of Post-Effective Amendment No. 95 to Janus Investment Fund's Registration Statement on Form N-1A (File No. 2-34393; 811-01879) filed on September 13, 2000.

         (x) Code of Ethics for Jennison Associates, LLC. Incorporated herein by reference to Exhibit p(3) of Post-Effective Amendment No. 13 to Prudential Investment Portfolios Inc.'s Registration Statement on Form N-1A (File No. 33-61997; 811-7343) filed on September 29, 2000.

         (xi) Code of Ethics for Lazard Asset Management. Incorporated herein by reference to Exhibit p of Post-Effective Amendment No. 20 to Lazard Fund's Registration Statement on Form N-1A (File No. 811-6312; 33-40682) filed on August 15, 2000.

         (xii) Code of Ethics for Marsico Capital Management, LLC. Incorporated herein by reference to Exhibit p of Post-Effective Amendment No. 5 to Marsico Investment Fund's Registration Statement on Form N-1A (File No. 333-36975; 811-8397) filed on May 31, 2000.

         (xiii) Code of Ethics for Massachusetts Financial Services. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

         (xiv) Code of Ethics for Morgan Stanley Investments L.P. Incorporated herein by reference to Exhibit P of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 002-89729) filed on March 31, 2000.

         (xv) Code of Ethics for Oberweis Asset Management, Inc. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-9093) filed on April 27, 2001.

         (xvi) Code of Ethics for Perkins, Wolf, McDonnell & Company Inc. Incorporated herein by reference to Exhibit p(xiv) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (xvii) Code of Ethics for Robert Fleming, Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

         (xviii) Code of Ethics for State Street Research and Management Company. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

         (xix) Code of Ethics for T. Rowe Price Associates, Inc. Incorporated herein by reference to Exhibit p of Pre-Effective Amendment No. 1 to T. Rowe Price Developing Technologies Fund, Inc.'s Registration Statement on Form N-1A (File No. 333-40558; 811-10003) filed on August 25, 2000.

         (xx) Code of Ethics for Thornburg Investment Management, Inc. Incorporated herein by reference to Exhibit p(2) of Post-Effective Amendment No. 42 to Thornburg Investment Trust's Registration Statement on Form N-1A (File No. 33-14905) filed on September 1, 2000.

         (xxi) Code of Ethics for Wellington Management Company, LLP. Incorporated herein by reference to Exhibit p(xvii) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (xxii) Code of Ethics for Van Wagoner Capital Management, Inc. Incorporated herein by reference to Exhibit p(xviii) of Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on March 2, 2001.

         (xxiii) Code of Ethics for Dresdner RCM Global Investors LLC. Incorporated herein by reference to Exhibit p(xix) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

Item 24.          Persons Controlled by or Under Common Control with Registrant

         There are no persons controlled by or under common control with Registrant.

Item 25.          Indemnification

     5.01 Indemnification of Directors and Officers. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a proceeding by or in the right of the Corporation in which such person shall have been adjudged to be liable to the Corporation), by reason of being or having been a director or officer of the Corporation, or serving or having served at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another entity in which the Corporation has an interest as a shareholder, creditor or otherwise (a "Covered Person"), against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable expenses (including attorney's fees) actually incurred by the Covered Person in connection with any such action, suit or proceeding, except (i) liability in connection with any proceeding in which it is determined that (A) the act or omission of the Covered Person was material to the matter giving rise to the proceeding, and was committed in bad faith or was the result of active and deliberate dishonesty, or (B) the Covered Person actually received an improper personal benefit in money, property or services, or (C) in the case of any criminal proceeding, the Covered Person had reasonable cause to believe that the act or omission was unlawful, and (ii) liability to the Corporation or its security holders to which the Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (any or all of the conduct referred to in clauses (i) and (ii) being hereinafter referred to as "Disabling Conduct").

     5.02 Procedure for Indemnification. Any indemnification under Section 5.01 shall (unless ordered by a court) be made by the Corporation only as authorized for a specific proceeding by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of the proceeding against the Covered Person for insufficiency of evidence of any Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, by a majority of a quorum of the directors who are neither "interested persons" of the Corporation as defined in the Investment Company Act of 1940 nor parties to the proceeding ("Disinterested Non-Party Directors"), or an independent legal counsel in a written opinion, that the Covered Person was not liable by reason of Disabling Conduct. The termination of any proceeding by judgment, order or settlement shall not create a presumption that the Covered Person did not meet the required standard of conduct; the termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, shall create a rebuttable presumption that the Covered Person did not meet the required standard of conduct. Any determination pursuant to this Section 5.02 shall not prevent recovery from any Covered Person of any amount paid to him in accordance with this By-Law as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to be liable by reason of Disabling Conduct.

     5.03 Advance Payment of Expenses. Reasonable expenses (including attorneys' fees) incurred by a Covered Person may be paid or reimbursed by the Corporation in advance of the final disposition of an action, suit or proceeding upon receipt by the Corporation of (i) a written affirmation by the Covered Person of his good faith belief that the standard of conduct necessary for indemnification under this By-Law has been met and (ii) a written undertaking by or on behalf of the Covered Person to repay the amount if it is ultimately determined that such standard of conduct has not been met, so long as either (A) the Covered Person has provided a security for his undertaking, (B) the Corporation is insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of the Disinterested Non-Party Directors, or an independent legal counsel in a written opinion, has determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

     5.04 Exclusivity, Etc. The indemnification and advance of expenses provided by this By-Law shall not be deemed exclusive of any other rights to which a Covered Person seeking indemnification or advance or expenses may be entitled under any law (common or statutory), or any agreement, vote of stockholders or disinterested directors, or other provision that is consistent with law, both as to action in an official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, shall continue in respect of all events occurring while the Covered Person was a director or officer after such Covered Person has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of such Covered Person. The Corporation shall not be liable for any payment under this By-Law in connection with a claim made by a director or officer to the extent such director or officer has otherwise actually received payment, under an insurance policy, agreement, vote or otherwise, of the amounts otherwise indemnifiable hereunder. All rights to indemnification and advance of expenses under the Charter and hereunder shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this By-Law is in effect. Nothing herein shall prevent the amendment of this By-Law, provided that no such amendment shall diminish the rights of any Covered Person hereunder with respect to events occurring or claims made before its adoption or as to claims made after its adoption in respect of events occurring before its adoption. Any repeal or modification of this By-Law shall not in any way diminish any rights to indemnification or advance of expenses of a Covered Person or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this By-Law or any provision hereof is in force.

     5.05 Insurance. The Corporation may purchase and maintain insurance on behalf of any Covered Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such; provided, however, that the Corporation shall not purchase insurance to indemnify any Covered Person against liability for Disabling Conduct.

     5.06 Severability: Definitions. The invalidity or unenforceability of any provision of this Article V shall not affect the validity or enforceability of any other provision hereof. The phrase "this By-Law" in this Article V means this Article V in its entirety.

                  Section 8 of the Article of Incorporation provides as follows:

     (5) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws of the Corporation and as permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. The right of indemnification provided hereunder shall not be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     (6) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that this provision shall not be construed to protect any director or officer against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this provision shall adversely affect any right or protection provided hereunder that exists at the time of such amendment, modification or repeal.

Item 26.          Business and other Connections of Investment Adviser

         SunAmerica is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of SunAmerica on file with the Commission (File No. 801-19813) for a description of the names and employment of the directors and officers of SunAmerica and other required information.



         American Century Investment Management, Inc.; Baron Capital Management, Inc.; Berger Associates, Inc.; Credit Suisse Asset Management, LLC; Davis Selected Advisers, L.P.; EQSF Advisers, Inc.; Fred Alger Management, Inc.; Harris Associates L.P.; Janus Capital Corporation; Jennison Associates LLC; Lazard Asset Management; Marsico Capital Management, LLC; Massachusetts Financial Services Company; Morgan Stanley Investments L.P.; Oberweis Asset Management; Perkins, Wolf, McDonnell & Company; Robert Fleming, Inc.; State Street Research and Management Company; T. Rowe Price Associates, Inc.; and Wellington Management Company, LLP; the Advisers of certain of the Portfolios of the Registrant, are primarily engaged in the business of rendering investment advisory services. Reference is made to the recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the following Advisers, and other required information:



                                                                       File No.

         American Century Investment Management, Inc.                  801-08174

         Baron Capital Management, Inc.                                801-18656

         Berger, LLC                                                   801-09451
         Credit Suisse Asset Management, LLC                           801-37170
         Davis Selected Advisers, L.P.                                 801-31648
         Dresdner RCM Global Investors LLC                             801-06709
         EQSF Advisers, Inc.                                           801-27792
         Fred Alger Management, Inc.                                   801-06709

         Harris Associates L.P.                                        801-50333

         Janus Capital Corporation                                     801-13991
         Jennison Associates LLC                                       801-05608

         Lazard Asset Management                                       801-6568
         Massachusetts Financial Services Company                      801-17352
         Marsico Capital Management, LLC                               801-54914

         Morgan Stanley Investments, L.P.                              801-33490


         Oberweis Asset Management, Inc.                               801-35657
         Perkins, Wolf, McDonnell & Company                            801-19974
         Robert Fleming, Inc.                                          801-26297



         State Street Research and Management Company                  801-18538

         T. Rowe Price Associates, Inc.                                801-00856
         Thornburg Investment Management, Inc.                         801-17853
         Wellington Management Company, LLP                            801-15908
         Van Wagoner Capital Management, Inc.                          801-50676



         Reference is made to Post-Effective Amendment No. 74 to BT Investment Funds' Registration Statement on Form N-1A (File No. 33-07404) filed on September 29, 2000 for a description of the names and employment of the directors and officers of Deutsche Asset Management.



Item 27.          Principal Underwriters

         (a) The principal underwriter of the Registrant also acts as principal underwriter for:


                  Brazos Mutual Funds
                  SunAmerica Income Funds
                  SunAmerica Money Market Funds, Inc.
                  SunAmerica Equity Funds
                  SunAmerica Senior Floating Rate Fund, Inc.
                  SunAmerica Strategic Investment Series, Inc.


         (b) The following persons are the officers and directors of SunAmerica Capital Services, Inc., the principal underwriter of Registrant's Shares:


  Name and Principal         Position With                Position with
   Business Address          Underwriter                  the Registrant
  ------------------         -------------------------    ----------------------

Peter A. Harbeck             Director                     Director and President
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204

J. Steven Neamtz             President and Director       Vice President
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204

Robert M. Zakem              Executive Vice President,    Secretary and Chief
The SunAmerica Center        General Counsel              Compliance Officer
733 Third Avenue             and Director
New York, NY 10017-3204

Susan L. Harris              Secretary                    None
SunAmerica, Inc.
1 SunAmerica Center
Los Angeles, CA 90067-6022

Debbie Potash-Turner         Chief Financial Officer      None
The SunAmerica Center        and Controller
733 Third Avenue
New York, NY 10017-3204


         (c)      Not applicable.

Item 28.          Location of Accounts and Records

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and its affiliate, National Financial Data Services, collectively, act as custodian, transfer agent and dividend paying agent. They maintain books, records and accounts pursuant to the instructions of the Fund.

         SunAmerica is located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. SunAmerica has contracted with Callan Associates, Inc. ("Callan") to compile historical performance data relating to the Advisers, both individually and on a composite basis. Registrant's records relating thereto are maintained by Callan. Callan is located at 71 Stevenson Street, Suite 1300, San Francisco, CA 94105.

         American Century Investment Management, Inc. is located at the American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

         Baron Capital Management, Inc. is located at 767 5th Avenue, 49th Floor, New York, New York 10153.

         Berger, LLC is located at 210 University Boulevard, Suite 900, Denver, Colorado 80206.

         Credit Suisse Asset Management, LLC is located at 466 Lexington Avenue, New York, New York 10017-3147.

         Davis Selected Advisers, L.P. is located at 124 East Marcy Street, Santa Fe, New Mexico 87501.

         Dresdner RCM Global Investors LLC is located at Four Embarcadero Center, San Francisco, California 9511.

         EQSF Advisers, Inc. is located at 767 Third Avenue, New York, New York 10017.

         Fred Alger Management, Inc. is located at 30 Montgomery Street, 11th Floor, Jersey City, New Jersey 07302.

         Harris Associates L.P. is located at Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.

         Janus Capital Corporation is located at 100 Fillmore Street, Denver, Colorado 80206-4923.

         Jennison Associates LLC is located at 466 Lexington Avenue, New York, NY 10017.

         Lazard Asset Management is located at 30 Rockefeller Plaza, New York, New York 10112.

         Marsico Capital Management, LLC is located at 1200 17th Street, Suite 1300, Denver, CO 80202.

         Massachusetts Financial Services Company is located at 500 Boylston Street, Boston, MA 02116.

         Morgan Stanley Investments L.P. is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428.


         Oberweis Asset Management, Inc. is located at 951 Icecream Drive, Suite 200, North Aurora, Illinois, 60542


         Perkins, Wolf, McDonnell & Company is located at 53 West Jackson Boulevard, Suite 818, Chicago, Illinois 60604.

         Robert Fleming Inc. is located at 552 Fifth Avenue, New York, New York 10036.


         State Street Research and Management Company is located at 1 Financial Center, Boston, MA 02111-2690.


         Thornburg Investment Management, Inc. is located at 119 East Marcy Street, Santa Fe, New Mexico 87501.

         T. Rowe Price Associates, Inc. is located at 100 East Pratt Street, Baltimore, Maryland 21202.

         Wellington Management Company, LLP is located at 75 State Street, Boston, Massachusetts 02109.


         Van Wagoner Capital Management, Inc. is located at 345 California Street, San Francisco, California 94104.


Each of the Advisers maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 29.          Management Services

         Not applicable.

Item 30.          Undertakings

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused the Post-Effective Amendment No. 32 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of November, 2001.



                                        SUNAMERICA STYLE SELECT SERIES, INC.
                                        (Registrant)

                                    By:             *
                                        -------------------------
                                        Peter A. Harbeck
                                        President and Director




         Pursuant to the requirements of the Securities Act of 1933, as amended, the Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the dates indicated.



       SIGNATURES                        TITLE                       DATE
       ----------                        -----                       ----

         *                     President and Director
---------------------------    (Principal Executive Officer)
Peter A. Harbeck


         *                     Treasurer (Principal Financial
---------------------------    and Accounting Officer)
Peter C. Sutton


         *                     Director
---------------------------
S. James Coppersmith


         *                     Director
---------------------------
Dr. Judith L. Craven


         *                     Director
---------------------------
William F. Devin


         *                     Director
---------------------------
Samuel M. Eisenstat


         *                     Director
---------------------------
Stephen J. Gutman


         *                     Director
---------------------------
Sebastiano Sterpa





*By: /s/ PETER E. PISAPIA
     ----------------------                                November 30, 2001
         Peter E. Pisapia
         Attorney-in-Fact

                        PART C - SUNAMERICA INCOME FUNDS

                                OTHER INFORMATION

Item 23:          Exhibits.

(a)      Declaration of Trust, as amended. Incorporation herein by reference to
         Exhibit 1 of Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on July 27, 1995.

(b) By-Laws, as amended. Incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on July 27, 1995.

(c)      Not applicable.

(d)   (i)         Investment Advisory and Management Agreement between
                  Registrant and SunAmerica Asset Management Corp.
                  ("SunAmerica"). Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No.
                  31 to the Registrant's Registration Statement on Form N-1A
                  (File No. 33-6502) filed on November 16, 2001.

      (ii) Subadvisory Agreement between Registrant and American General Investment Management ("AGIM"). Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on November 16, 2001.

(e)   (i)         Distribution Agreement. Incorporated by reference to the
                  identically  numbered Exhibit of Post-Effective Amendment No.
                  26 to the Registrant's Registration Statement on Form N-1A
                  (File No. 33-6502) filed on May 28, 1999.

      (ii) Form of Selling Agreement. Incorporated herein by reference to Exhibit (e)(ii) of Post-Effective Amendment No. 31 to SunAmerica Style Select Series Inc.'s Registration Statement on Form N-1A (File No. 333-11283) filed on November 2, 2001.

(f) Directors'/Trustees' Retirement Plan. Incorporated herein by reference to Exhibit 7 of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on July 19, 1996.

(g)      Custodian Agreement between Registrant and State Street Bank and
         Trust Company. Incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on July 19, 1996.

(h)      (i)       Transfer Agency and Service Agreement between Registrant and
                   State Street Bank and Trust Company. Incorporated herein by reference to Exhibit 9 of Post-Effective Amendment No. 21 to
                   Registrant's Registration Statement on Form N-1A (File No.
                   33-6502) filed on July 19, 1996.

         (ii) Service Agreement between Registrant and SunAmerica Fund Services, Inc. Incorporated herein by reference to Exhibit 9(b) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on July 27, 1995.

         (iii) Form of Administrative and Shareholder Services Agreement. Incorporated herein by reference to Exhibit (h)(iii) of Post-Effective No. 31 to SunAmerica Style Select Series, Inc.'s Registration Statement on Form N-1A (File No. 333-11283) filed on November 2, 2001.

(i)      Opinion of Counsel to the Registrant. To be filed by amendment.

(j)      Consents of Independent Accountants. To be filed by amendment.

(k)      Not applicable.

(l)      Not applicable.

(m)      (i)      Distribution Plan pursuant to Rule 12b-1 (Class A shares).
                  Incorporated herein by reference to the identically numbered
                  Exhibit of Post-Effective Amendment No. 26 to Registrant's
                  Registration Statement on Form N-1A (File No. 33-6502) filed on May 28, 1999.

         (ii)     Distribution  Plan  pursuant  to Rule 12b-1  (Class B shares).

                  Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on May 28, 1999.

         (iii) Distribution Plan pursuant to Rule 12b-1 (Class II shares). Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on May 28, 1999.

(n)      Not applicable.

(o)      (i)      Amended Plan pursuant to Rule 18f-3. To be filed by amendment.

         (ii)     Power of Attorney. Filed herewith.

(p)      (i)      Code of Ethics for SunAmerica. Incorporated by reference to
                  Exhibit p of Post-Effective Amendment No. 27 to the
                  Registrant's Registration  Statement on Form N-1A
                  (File No.  33-6502) filed on July 28, 2000.

         (ii) Code of Ethics for AGIM. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on November 16, 2001.

Item 24.   Persons Controlled by or Under Common Control with Registrant.

         There are no persons controlled by or under common control with Registrant.

Item  25. Indemnification

         5.1  Indemnification of Trustees, Officers, Employees and Agents.
              ------------------------------------------------------------

(a) The trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust or any of its shareholders) by reason of the fact that he is or was a Trustee, officer, employee or agent of the Trust. The indemnification shall be against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust or any of its shareholders to obtain a judgment or decree in its favor by reason of the fact that he is or was a Trustee, officer, employee or agent of the Trust. The indemnification shall be against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust; except that such indemnification shall preclude payment upon any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as described in section 17(h) and (i) of the Investment Company Act of 1940.

(c) To the extent that a Trustee, officer, employee or agent of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) or (b) or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

(d)      (1)      Unless a court orders otherwise, any indemnification under subsections (a) or (b) of this section may be made by the Trust only as authorized in the specific case after a determination that indemnification of the Trustee, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) or (b).

         (2)      The determination shall be made:

                  (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who were not parties to the action, suit or proceeding; or

                  (ii) if the required quorum is not obtainable, or if a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion; or

                  (iii)    by the Shareholders.

         (3) Notwithstanding the provisions of this Section 5.1, no person shall be entitled to indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of duties as described in Sections 17(h) and (i) of the Investment Company Act of 1940 ("Disabling Conduct"). A person shall be deemed not liable by reason of Disabling Conduct if, either:

                  (i) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified ("Indemnitee") was not liable by reason of Disabling Conduct; or

                  (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, is made by either -

                           (A)      a majority of a quorum of Trustees who are
neither "interested persons" of the Trust, as defined in section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding; or

                           (B)      an independent legal counsel in a written
opinion.

(e) Expenses, including attorney's fees, incurred by a Trustee, officer, employee or agent of the Trust in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition thereof if:

         (1)      authorized in the specific case by the Trustees; and

         (2) the Trust receives an undertaking by or on behalf of the Trustee, officer, employee or agent of the Trust to repay the advance if it is not ultimately determined that such person is entitled to be indemnified by the Trust; and

         (3)      either,

                  (i)      such person provides a security for his  undertaking;
or

                  (ii) the Trust is insured against losses by reason of any lawful advances; or

                  (iii)    a  determination,   based  on  a  review  of  readily
available facts, that there is reason to believe that such person ultimately will be found entitled to indemnification, is made by either -

                           (A)      A majority  of a quorum  which  consists  of
Trustees who are neither "interested persons" of the Trust, as defined in section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding; or

                           (B)      an  independent  legal  counsel in a written
opinion.

(f) The indemnification provided by this Section shall not be deemed exclusive of any other rights to which a person may be entitled under any by-law, agreement, vote of Shareholders or disinterested Trustees or otherwise, both as to action in his official capacity and as to action in another capacity while holding office, and shall continue as to a person who has ceased to be a Trustee, officer, employee or agent and inure to the benefit of the heirs, executors and administrators of such person; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder, as such, shall be personally liable with respect to any claim for indemnity or reimbursement or otherwise.

(g) The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee or agent of the Trust, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such. However, in no event will the Trust pay that portion of insurance premiums, if any, attributable to coverage which would indemnify any officer of Trustee against liability for Disabling Conduct.

(h) Nothing contained in this Section shall be construed to protect any Trustee or officer of the Trust against any liability to the Trust or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


Item 26. Business and Other Connections of the Investment Adviser.

         Information concerning business and other connections of SunAmerica is incorporated herein by reference to SunAmerica's Form ADV (File No. 801-19813), which is currently on file with the Securities and Exchange Commission.

         Reference is also made to the caption "Fund Management" in the Prospectus constituting Part A of the Registration Statement and "Adviser, Personal Securities Trading, Distributor and Administrator" and "Trustees and Officers" in the statement of additional information constituting Part B of the Registration Statement.

Item 27. Principal Underwriters

(a) The principal underwriter of the Registrant also acts as principal underwriter for:

         Brazos Mutual Funds
         SunAmerica Equity Funds
         SunAmerica Money Market Funds, Inc.
         SunAmerica Senior Floating Rate Fund, Inc.
         SunAmerica Style Select Series, Inc.
         SunAmerica Strategic Investment Series, Inc.

(b) The following persons are the officers and directors of SunAmerica Capital Services, Inc., the principal underwriter of Registrant's
         Shares:


Name and Principal           Position With                Position with
Business Address             Underwriter                  the Registrant

--------------------------------------------------------------------------------
Peter A. Harbeck             Director                     Director and President
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204
--------------------------------------------------------------------------------
J. Steven Neamtz             Chief Executive Officer,     Vice President
The SunAmerica Center        President and Director
733 Third Avenue
New York, NY 10017-3204

--------------------------------------------------------------------------------
Robert M. Zakem              Chief Legal Officer,         Secretary and Chief
The SunAmerica Center        Chief Compliance Officer     Compliance Officer
733 Third Avenue             and Director
New York, NY 10017-3204
--------------------------------------------------------------------------------
Debbie Potash-Turner         Chief Financial Officer      None
The SunAmerica Center        and Controller
733 Third Avenue
New York, NY 10017-3204
--------------------------------------------------------------------------------

         (c)      Not applicable

Item 28. Location of Accounts and Records.


         SunAmerica, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, or an affiliate thereof, will maintain physical possession of each such accounts, books or other documents of Registrant, except for those maintained by Registrant's custodian, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, and its affiliate, National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572. AGIM is located at 2929 Allen Parkway, Houston, Texas 77019.



Item 29. Management Services.

         Not applicable.

Item 30. Undertakings.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused the Post-Effective Amendment No. 32 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 30th day of November, 2001.




                                          SUNAMERICA INCOME FUNDS
                                          (Registrant)

                                    By:              *
                                          -------------------------
                                          Peter A. Harbeck,
                                          President and Director




         Pursuant to the requirements of the Securities Act of 1933, as amended, the Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the dates indicated.



       Signatures                        Title                       Date
       ----------                        -----                       ----

         *                     President and Trustee
---------------------------    (Principal Executive Officer)
Peter A. Harbeck


         *                     Treasurer (Principal Financial
---------------------------    and Accounting Officer)
Peter C. Sutton


         *                     Trustee
---------------------------
S. James Coppersmith


         *                     Trustee
---------------------------
Dr. Judith L. Craven


         *                     Trustee
---------------------------
William F. Devin


         *                     Trustee
---------------------------
Samuel M. Eisenstat


         *                     Trustee
---------------------------
Stephen J. Gutman


         *                     Trustee
---------------------------
Sebastiano Sterpa


*By: /s/ Peter E. Pisapia
     ----------------------                                November 30, 2001
         Peter E. Pisapia
         Attorney-in-Fact

                        PART C - SUNAMERICA EQUITY FUNDS
                                OTHER INFORMATION


Item 23: Exhibits.

(a)      (i)      Declaration of Trust, as amended. Incorporated herein by
                  reference to Exhibit 1 of Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A (File No.
                  33-8021) filed on January 12, 1996.

         (ii) Amendment to Declaration of Trust. Incorporated herein by reference to Exhibit 1(c) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-14 (File No. 333-67880) filed on October 3, 2001.

(b) By-Laws, as amended. Incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 12, 1996.

(c) Instruments Defining the Rights of Shareholders. Incorporated herein by reference to Exhibits (a) and (b) above.

(d)      (i)      Investment Advisory and Management Agreement. Incorporated
                  herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-8021) filed on November
                  16, 2001.

         (ii) Subadvisory Agreement between SunAmerica Asset Management Corp. ("SAAMCo") and American International Group Global Investment Corp. ("AIGGIC"). Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on November 16, 2001.

(e)      (i)      Distribution Agreement. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment
                  No. 25 to Registrant's Registration Statement on Form N-1A
                  (File No. 33-8021) filed on January 29, 1999.

         (ii) Form of Selling Agreement. Incorporated herein by reference to Exhibit (e)(ii) of Post-Effective Amendment No. 31 to SunAmerica Style Select Series, Inc.'s Registration Statement on Form N-1A (File No. 333-11283). Filed on November 2, 2001.

(f) Directors'/Trustees' Retirement Plan. Incorporated herein by reference to Exhibit 7 of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27,1997.

(g)      Custodian Contract, as amended. Incorporated herein by reference to
         Exhibit 8 of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

(h)      (i)      Transfer Agency and Service Agreement. Incorporated herein by reference to Exhibit 9(a) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File
                  No. 33-8021) filed on January 27, 1997.

         (ii) Service Agreement, as amended. Incorporated herein by reference to Exhibit 9(b) of Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

         (iii) Form of Administrative and Shareholder Services Agreement. Incorporated herein by reference to Exhibit (h)(iii) of Post-Effective Amendment No. 31 to SunAmerica Style Select Series Inc.'s Registration Statement on Form N-1A (File No. 333-11283) filed on November 2, 2001.

(i)      Opinion and Consent of Counsel. To be filed by amendment.

(j)      (i)      Consent of Ernst & Young LLP. To be filed by amendment.

         (ii) Consent of PricewaterhouseCoopers LLP. To be filed by amendment.

         (iii) Consent of PricewaterhouseCoopers LLP. To be filed by amendment.

         (iv) Report of Independent Accountants. Incorporated herein by reference to Exhibit j(iii) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 31, 2001.

(k)     Inapplicable.

(l)     Inapplicable.

(m)      (i)      Form of  Distribution  Plan  pursuant  to Rule 12b-1  (Class A shares).  Incorporated  herein by reference to the identically
                  numbered  Exhibit  of  Post-Effective   Amendment  No.  25  to
                  Registrant's  Registration  Statement  on Form N-1A  (File No.
                  33-8021) filed on January 29, 1999.

         (ii) Form of Distribution Plan pursuant to Rule 12b-1 (Class B shares). Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 29, 1999.

         (iii) Form of Distribution Plan pursuant to Rule 12b-1 (Class II shares). Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on January 29, 1999.

(n)      Inapplicable.

(o)      (i)      Amended and Restated Plan Pursuant to Rule 18f-3.  To be filed by amendment.

         (ii)     Power of Attorney. Filed herewith.

(p)      (i)      Code of Ethics for SunAmerica Asset Management Corp. and
                  SunAmerica Capital Services, Inc. Incorporated herein by reference to Exhibit p of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No.
                  33-8021) filed on January 31, 2001.

         (ii) Code of Ethics for AIGGIC. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A (File No. 33-8021) filed on November 16, 2001.

Item 24. Persons Controlled By or Under Common Control with Registrant.

         There are no persons controlled by or under common control with Registrant.

Item 25. Indemnification.

         5.1  Indemnification of Trustees, Officers, Employees and Agents.
              ------------------------------------------------------------

(a) [SunAmerica Equity Funds (the "Trust")] The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust or any of its shareholders) by reason of the fact that he is or was a Trustee, officer, employee or agent of the Trust. The indemnification shall be against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgement, order, settlement, conviction or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that, the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust or any of its shareholders to obtain a judgment or decree in its favor by reason of the fact that he is or was a Trustee, officer, employee or agent of the Trust. The indemnification shall be against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust; except that such indemnification shall preclude payment upon any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as described in section 17(h) and (i) of the Investment Company Act of 1940.

(c) To the extent that a Trustee, officer, employee or agent of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) or (b) or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

(d) (1) Unless a court orders otherwise, any indemnification under subsections (a) or (b) of this section may be made by the Trust only as authorized in the specific case after a determination that indemnification of the Trustee, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) or
(b).

      (2)  The determination shall be made:

           (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who were not parties to the action, suit or proceeding; or

           (ii) if the required quorum is not obtainable, or if a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion; or

           (iii)    by the Shareholders.

      (3) Notwithstanding the provisions of this Section 5.1, no person shall be entitled to indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of duties as described in Sections 17(h) and
(i) of the Investment Company Act of 1940 ("Disabling Conduct"). A person shall be deemed not liable by reason of Disabling Conduct if, either:

                  (i) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified ("Indemnitee") was not liable by reason of Disabling Conduct; or

                  (ii) in the absence of uch a decision, a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, is made by either

                           (A)      a majority of a quorum of Trustees who are
neither "interested persons" of the Trust, as defined in section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding; or

                           (B)      an independent legal counsel in a written
opinion.

(e) Expenses, including attorney's fees, incurred by a Trustee, officer, employee or agent of the Trust in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition thereof if:

         (1)  authorized in the specific case by the Trustees; and

         (2) the Trust receives an undertaking by or on behalf of the Trustee, officer, employee or agent of the Trust to repay the advance if it is not ultimately determined that such person is entitled to be indemnified by the Trust; and

         (3)      either,

                  (i)      such person provides a security for his  undertaking;
                           or

                  (ii) the Trust is insured against losses by reason of any lawful advances; or

                  (iii) a determination, based on a review of readily available facts, that there is reason to believe that such person ultimately will be found entitled to indemnification, is made by either

                           (A)      A majority of a quorum which consists of
Trustees who are neither "interested persons" of the Trust, as defined in section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding; or

                           (B)      an independent legal counsel in a written
opinion.

(f) The indemnification provided by this Section shall not be deemed exclusive of any other rights to which a person may be entitled under any by-law, agreement, vote of Shareholders or disinterested Trustees or otherwise, both as to action in his official capacity and as to action in another application while holding office, and shall continue as to a person who has ceased to be a Trustee, officer, employee or agent and inure to the benefit of the heirs, executors and administrators of such person; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder, as such, shall be personally liable with respect to any claim for indemnity or reimbursement or otherwise.

(g) The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee or agent of the Trust, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such. However, in no event will the Trust pay that portion of insurance premiums, if any, attributable to coverage which would indemnify any officer of Trustee against liability for Disabling Conduct.

(h) Nothing contained in this Section shall be construed to protect any Trustee or officer of the Trust against any liability to the Trust or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


Item 26. Business and Other Connections of the Investment Adviser.

         Information concerning the business and other connections of SunAmerica Asset Management Corp. is incorporated herein by reference to SunAmerica Asset Management Corp.'s Form ADV (File No. 801-19813), which is currently on file with the Securities and Exchange Commission.

         Information concerning the business and other connections of AIGGIC is incorporated herein by reference to AIGGIC's Form ADV (File No. 801-18759), which is currently on file with the Securities and Exchange Commission.

         Reference is also made to the caption "Fund Management" in the Prospectus constituting Part A of the Registration Statement and "Adviser, Personal Trading, Distributor and Administrator" and "Trustees and Officers" constituting Part B of the Registration Statement.


Item 27. Principal Underwriters.

(a) The principal underwriter of the Registrant also acts as principal underwriter for:


         SunAmerica Income Funds
         SunAmerica Money Market Funds, Inc.
         SunAmerica Senior Floating Rate Fund, Inc.
         SunAmerica Style Select Series, Inc.
         SunAmerica Strategic Investment Series, Inc.
         Brazos Mutual Funds



(b) The following persons are the officers and directors of SunAmerica Capital Services,

Inc., the principal underwriter of Registrant's Shares:


  Name and Principal         Position With                Position with
  Business Address           Underwriter                  the Registrant
  ------------------         -------------------------    ----------------------
--------------------------------------------------------------------------------
Peter A. Harbeck             Director                     Director and President
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204
--------------------------------------------------------------------------------
J. Steven Neamtz             President and Director       Vice President
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204
--------------------------------------------------------------------------------
Robert M. Zakem              Executive Vice President,    Secretary and Chief
The SunAmerica Center        General Counsel              Compliance Officer
733 Third Avenue             and Director
New York, NY 10017-3204
--------------------------------------------------------------------------------
Debbie Potash-Turner         Chief Financial Officer      None
The SunAmerica Center        and Controller
733 Third Avenue
New York, NY 10017-3204
--------------------------------------------------------------------------------

(c)   Inapplicable.



Item 28. Location of Accounts and Records.

         SunAmerica Asset Management Corp., The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, or an affiliate thereof, maintains physical possession of each such accounts, books or other documents of Registrant, except for those maintained by Registrant's custodian, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, and its affiliate, National Financial Data Services, P.O. Box 219572, Kansas City, MO 64141-5972. AIGGIC is located at 175 Water Street, New York, NY 10038.

Item 29. Management Services.

         Inapplicable.

Item 30. Undertakings.

         Inapplicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused the Post-Effective Amendment No. 32 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of November, 2001.




                                        SUNAMERICA EQUITY FUNDS

                                        By:              *
                                          -------------------------
                                          Peter A. Harbeck
                                          President and Director




         Pursuant to the requirements of the Securities Act of 1933, the Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.



       SIGNATURES                        TITLE                                                         DATE
       ----------                        -----                                                         ----
         *
---------------------------    President and Trustee (Principal Executive Officer)
Peter A. Harbeck


         *
---------------------------    Treasurer (Principal Financial and Accounting Officer)
Peter C. Sutton


         *
---------------------------    Trustee
S. James Coppersmith


         *                     Trustee
---------------------------
Dr. Judith L. Craven


         *                     Trustee
---------------------------
William F. Devin


         *
---------------------------    Trustee
Samuel M. Eisenstat


         *
---------------------------    Trustee
Stephen J. Gutman


         *
---------------------------    Trustee
Sebastiano Sterpa



/s/ Peter E. Pisapia
---------------------------                                                                    November 30, 2001
Peter E. Pisapia, Attorney-in-Fact

                                  EXHIBIT LIST


(o) (ii) Power of Attorney for SunAmerica Style Select Series, Inc.
(o) (ii) Power of Attorney for SunAmerica Income Funds
(o) (ii) Power of Attorney for SunAmerica Equity Funds